      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2013.
                                                            FILE NOS. 333-185804
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                          THE SECURITIES ACT OF 1933                         [ ]

                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 2                        [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     [ ]

                                   Amendment No. 2                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A ALLEN PARKWAY,
                              HOUSTON, TEXAS 77019
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                               MANDA GHAFERI, ESQ.
                             AIG LIFE AND RETIREMENT
                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:




[X] immediately upon filing pursuant to paragraph (b) of Rule 485





[ ] on (date) pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Five of American General Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

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--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Seasons Select II Variable
                                                Annuity; Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Seasons Select II Variable
                                                Annuity; Purchasing a Seasons Select
                                                II Variable Annuity; Investment
                                                Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Seasons Select II Variable
                                                Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Seasons Select II
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            (Seasons Select II LOGO)
                                   PROSPECTUS
                                 AUGUST 28, 2013

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               in connection with
                          VARIABLE ANNUITY ACCOUNT FIVE


This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity(R) Variable Insurance Products, and T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies identified below are part of the Seasons Series Trust.

This contract is no longer available for purchase by new contract owners.


PREMIER PORTFOLIOS
                                       MANAGED BY:
AMERICAN FUNDS GLOBAL GROWTH SAST      Capital Research and Management Company(1)

AMERICAN FUNDS GROWTH SAST             Capital Research and Management Company(1)

AMERICAN FUNDS GROWTH-INCOME SAST      Capital Research and Management Company(1)

FIDELITY VIP CONTRAFUND(R)             Fidelity Management and Research Company

FIDELITY VIP EQUITY-INCOME             Fidelity Management and Research Company

FIDELITY VIP INVESTMENT GRADE BOND     Fidelity Management and Research Company

FIDELITY VIP MID CAP                   Fidelity Management and Research Company

FIDELITY VIP OVERSEAS                  Fidelity Management and Research Company

SUNAMERICA DYNAMIC ALLOCATION          SunAmerica Asset Management Corp. ("SAAMCo")
  PORTFOLIO                            and AllianceBernstein L.P.

SUNAMERICA DYNAMIC STRATEGY            SAAMCo and AllianceBernstein L.P.
  PORTFOLIO

T. ROWE PRICE BLUE CHIP GROWTH II      T. Rowe Price Associates, Inc. ("T. Rowe
                                       Price")

T. ROWE PRICE EQUITY INCOME II         T. Rowe Price


SELECT PORTFOLIOS
                                       MULTI-MANAGED BY:

LARGE CAP GROWTH                       Goldman Sachs Asset Management, L.P., Janus
                                       Capital Management, LLC ("Janus"), SAAMCo

LARGE CAP VALUE                        T. Rowe Price, Wellington Management Company,
                                       LLP ("Wellington"), SAAMCo

MID CAP GROWTH                         T. Rowe Price, Wellington, SAAMCo

MID CAP VALUE                          Goldman Sachs Asset Management, L.P., Lord,
                                       Abbett & Co., LLC ("Lord Abbett"), SAAMCo

SMALL CAP                              ClearBridge Advisors, LLC, J.P. Morgan
                                       Investment Management, Inc. ("JPMorgan")

INTERNATIONAL EQUITY                   Janus, Lord Abbett, PineBridge Investments
                                       LLC ("PineBridge")

DIVERSIFIED FIXED INCOME               SAAMCo, Wellington, PineBridge

REAL RETURN                            Wellington

CASH MANAGEMENT                        BofA Advisors, LLC


FOCUSED PORTFOLIOS
                                       MULTI-MANAGED BY:

FOCUS GROWTH                           Janus, Marsico Capital Management, LLC

FOCUS VALUE                            JPMorgan, Northern Trust Investments, N.A.,
                                       Third Avenue Management LLC



MANAGED ALLOCATION PORTFOLIOS
                                       MANAGED BY:

ALLOCATION GROWTH                      Ibbotson Associates, Inc. ("Ibbotson")

ALLOCATION MODERATE GROWTH             Ibbotson

ALLOCATION MODERATE                    Ibbotson

ALLOCATION BALANCED                    Ibbotson


SEASONS STRATEGIES(2)
                                       MULTI-MANAGED BY:

                                       JPMorgan, Janus, Lord Abbett, Putnam
                                       Investment Management, LLC ("Putnam"), T.
                                       Rowe Price, PineBridge, Wellington

GROWTH STRATEGY                        (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Growth Portfolio)

MODERATE GROWTH STRATEGY               (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Moderate Growth Portfolio)

BALANCED GROWTH STRATEGY               (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Income/Equity Portfolio)

CONSERVATIVE GROWTH STRATEGY           (which invests in Stock Portfolio, Asset
                                       Allocation: Diversified Growth Portfolio and
                                       Multi-Managed Income Portfolio)


(1) Capital Research and Management Company manages the corresponding Master Fund
    (defined below) in which the Underlying Fund (Feeder Fund) invests.
(2) Seasons Strategies are Variable Portfolios comprised of certain Underlying Funds of the Seasons Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above.



This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated August 28, 2013. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
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--------------------------------------------------------------------------------



GLOSSARY..................................................................     3
HIGHLIGHTS................................................................     4
FEE TABLE.................................................................     6
     Maximum Owner Transaction Expenses...................................     6
     Contract Maintenance Fee.............................................     6
     Separate Account Annual Expenses.....................................     6
     Additional Optional Feature Fees.....................................     6
          Optional MarketLock Income Plus Fee.............................     6
          Optional MarketLock For Life Plus Fee...........................     6
          Optional MarketLock For Life Fee................................     6
          Optional MarketLock Fee.........................................     6
          Optional MarketLock For Two Fee.................................     6
          Optional Seasons Income Rewards Fee.............................     6
          Optional Seasons Promise Fee....................................     6
          Optional Income Protector Fee...................................     6
     Underlying Fund Expenses.............................................     6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES......................................     8
THE SEASONS SELECT(II) VARIABLE ANNUITY...................................     9
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY..........................     9
     Allocation of Purchase Payments......................................    10
     Seasons Rewards Program..............................................    11
     Accumulation Units...................................................    12
     Free Look............................................................    13
     Exchange Offers......................................................    13
     Important Information for Military Servicemembers....................    13
INVESTMENT OPTIONS........................................................    13
     Variable Portfolios..................................................    13
          Fidelity(R) Variable Insurance Products.........................    14
          T. Rowe Price Equity Series, Inc. ..............................    14
          Seasons Series Trust............................................    14
          SunAmerica Series Trust.........................................    15
     Premier Portfolios...................................................    16
     Select Portfolios....................................................    16
     Focused Portfolios...................................................    16
     Managed Allocation Portfolios........................................    16
     Seasons Strategies...................................................    16
     Investment Options...................................................    19
     Strategic Allocation Program.........................................    20
     Substitution, Addition or Deletion of Variable Portfolios............    21
     Fixed Accounts.......................................................    21
     Dollar Cost Averaging Fixed Accounts.................................    22
     Dollar Cost Averaging Program........................................    22
     Transfers During the Accumulation Phase..............................    23
     Automatic Asset Rebalancing Program..................................    25
     Return Plus Program..................................................    25
     Voting Rights........................................................    26
ACCESS TO YOUR MONEY......................................................    26
     Free Withdrawal Amount...............................................    26
     Systematic Withdrawal Program........................................    28
     Nursing Home Waiver..................................................    28
     Minimum Contract Value...............................................    28
     Qualified Contract Owners............................................    28
OPTIONAL LIVING BENEFITS..................................................    28
     MarketLock Income Plus and MarketLock For Life Plus..................    28
     MarketLock For Life..................................................    37
     Additional Information About MarketLock Income Plus, MarketLock For
       Life Plus and MarketLock For Life..................................    42
     MarketLock and MarketLock For Two....................................    44
     Seasons Income Rewards...............................................    50
     Seasons Promise......................................................    53
     Income Protector.....................................................    54
MARKETLOCK INCOME PLUS EXTENSION OFFER....................................    56
DEATH BENEFITS............................................................    56
     Beneficiary Continuation Programs....................................    57
     Death Benefit Defined Terms..........................................    58
     Standard Death Benefit...............................................    58
     Optional Combination HV & Roll-Up Death Benefit......................    59
     Optional Purchase Payment Accumulation Death Benefit.................    60
     Optional Maximum Anniversary Value Death Benefit.....................    60
     Optional EstatePlus Benefit..........................................    61
     Spousal Continuation.................................................    62
EXPENSES..................................................................    63
     Separate Account Expenses............................................    63
     Withdrawal Charges...................................................    63
     Underlying Fund Expenses.............................................    64
     Contract Maintenance Fee.............................................    64
     Transfer Fee.........................................................    64
     Optional Living Benefits Fees........................................    64
     Optional Combination HV & Roll-Up Death Benefit Fee..................    64
     Optional Enhanced Death Benefit......................................    64
     Optional EstatePlus Fee..............................................    65
     Premium Tax..........................................................    65
     Income Taxes.........................................................    65
     Reduction or Elimination of Fees, Expenses and Additional Amounts
       Credited...........................................................    65
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..................    65
ANNUITY INCOME OPTIONS....................................................    67
     The Income Phase.....................................................    67
     Annuity Income Options...............................................    67
     Fixed or Variable Annuity Income Payments............................    68
     Annuity Income Payments..............................................    68
     Transfers During the Income Phase....................................    68
     Deferment of Payments................................................    68
TAXES.....................................................................    69
     Annuity Contracts in General.........................................    69
     Tax Treatment of Distributions - Non-Qualified Contracts.............    69
     Tax Treatment of Distributions - Qualified Contracts.................    70
     Required Minimum Distributions.......................................    71
     Tax Treatment of Death Benefits......................................    71
     Tax Treatment of Optional Living Benefits............................    72
     Contracts Owned by a Trust or Corporation............................    72
     Gifts, Pledges and/or Assignments of a Contract......................    72
     Diversification and Investor Control.................................    72
OTHER INFORMATION.........................................................    72
     The Distributor......................................................    72
     The Company..........................................................    73
     The Separate Account.................................................    74
     The General Account..................................................    74
     Financial Statements.................................................    74
     Administration.......................................................    75
     Legal Proceedings....................................................    75
     Registration Statements..............................................    75
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...........................    76
APPENDIX A - CONDENSED FINANCIAL INFORMATION..............................   A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION................   B-1
APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...............   C-1
APPENDIX D - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29,
  2006....................................................................   D-1

--------------------------------------------------------------------------------
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                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon a spousal continuation.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - Each Feeder Fund invests exclusively in shares of a corresponding Master Fund. American Funds Global Growth SAST, American Funds Growth SAST, and American Funds Growth-Income SAST Variable Portfolios.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Each Managed Allocation Portfolio is structured as a Fund-of-Funds, investing its assets in a combination of Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - The first business day of the month following your 95(th) birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEASONS REWARDS PROGRAM - A program that provides a Payment Enhancement in exchange for a surrender charge that declines over 9 years.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the Fidelity(R) Variable Insurance Products Trust, Seasons Series Trust, SunAmerica Series Trust and T. Rowe Price Equity Series, Inc.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios, which are subaccounts of the Separate Account, invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products (which includes the Fidelity(R) Variable Insurance Products Trust I, Fidelity(R) Variable Insurance Products Trust II and Fidelity(R) Variable Insurance Products Trust IV) and T. Rowe Price Equity Series, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

This variable annuity contract may provide you with Payment Enhancements that are invested in your contract as earnings.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any applicable Payment Enhancement, if you elected Seasons Rewards. The contract value refunded may be more or less than your original Purchase Payments. However, you receive any gain and we bear any loss on any applicable Payment Enhancement. If your contract was issued as an IRA or if required by certain states, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancements. We will return your original Purchase Payments if required by law. PLEASE SEE PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY AND FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25% (0.15% if you purchased your contract prior to November 17, 2003). If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides for a free withdrawal amount each year. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years or nine complete years if you elected the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live.

You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the prescribed amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. IF APPLICABLE, STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE
OF EACH PURCHASE PAYMENT)(2)................  9%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)..........   $35 per year


SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Separate Account Fee(4)...................   1.40%
Optional Combination HV & Roll-Up Death
  Benefit Fee.............................   0.65%
Optional Enhanced Death Benefit Fee.......   0.15%
Optional EstatePlus Fee(5)................   0.25%
MAXIMUM SEPARATE ACCOUNT ANNUAL
  EXPENSES(6).............................   2.05%


ADDITIONAL OPTIONAL FEATURE FEES

OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(7)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           1.10%
For Two Covered Persons...........................           1.35%


OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

(calculated as a percentage of the Income Base)(7)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.95%
For Two Covered Persons...........................           1.25%


OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(8)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.70%
For Two Covered Persons...........................           0.95%




OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(9)

                                                       ANNUALIZED FEE
                                                    --------------------
All years in which the feature is in effect.......          0.65%


OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as a percentage of the MAV Benefit Base)(9)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT             ANNUALIZED FEE
-------------------------------------------          --------------------
Prior to Any Withdrawal...........................           0.40%
After the First Withdrawal........................           0.80%


OPTIONAL SEASONS INCOME REWARDS FEE
(calculated as a percentage of the Withdrawal Benefit Base)(10)

CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.65%
8-10..............................................           0.45%
11+...............................................            none


OPTIONAL SEASONS PROMISE FEE
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(11)

CONTRACT YEAR                                           ANNUALIZED FEE
-------------                                        --------------------
0-7...............................................           0.50%
8-10..............................................           0.25%
11+...............................................            none


OPTIONAL INCOME PROTECTOR FEE

(calculated as a percentage of your Income Benefit
  Base)(12).......................................           0.10%



UNDERLYING FUND EXPENSES
(AS OF MARCH 31, 2013)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND AND FUND-OF-FUNDS EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS, THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES(13)                        MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.67%     1.43%

FOOTNOTES TO THE FEE TABLE:

 (1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX.

 (2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Seasons Rewards, as follows:

YEARS SINCE RECEIPT:..........................................   1    2    3    4    5    6    7    8    9   10+
Without Seasons Rewards.......................................   7%   6%   6%   5%   4%   3%   2%   0%   0%   0%
With Seasons Rewards..........................................   9%   8%   7%   6%   6%   5%   4%   3%   2%   0%


   Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

 (3) The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

 (4) If you do not elect any optional features, your total separate account annual expenses would be 1.40%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

 (5) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit is also elected. This feature is not available on contracts issued in Washington.

 (6) The Combination HV & Roll-Up death benefit is not available on contracts issued in Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value, Purchase Payment Accumulation and EstatePlus death benefits and/or a living benefit. Therefore, the Maximum Separate Account Annual Expenses of 2.05% reflects election of the Combination HV & Roll-Up death benefit only.

 (7) MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between May 1, 2008 and April 30, 2009, the fee for MARKETLOCK INCOME PLUS is as follows: 0.95% for one covered person and 1.20% for two covered persons. For contracts issued prior to May 1, 2009, the fee for MARKETLOCK FOR LIFE PLUS +6% OPTION is as follows: 0.65% for one covered person and 0.90% for two covered persons and the fee for MARKETLOCK FOR LIFE PLUS +7% OPTION is as follows: 0.75% for one covered person and 1.00% for two covered persons. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 (8) MarketLock For Life is an optional guaranteed minimum withdrawal benefit. The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 (9) MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.

(10) Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is calculated as a percentage of the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

(11) Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows: 0.45% for Years 0-7, 0.15% for Years 8-10, no fee for Years 11+. For contracts issued between September 30, 2002 and February 7, 2003, the fee is as follows: 0.35% for Years 0-7, 0.10% for Years 8-10, no fee for Years 11+. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

(12) Income Protector is an optional guaranteed minimum income benefit. The fee is deducted annually from your contract value. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.


(13) The maximum expense is for an Underlying Fund of Seasons Series Trust, as of its fiscal year ended March 31, 2013. The minimum expense is for an Underlying Fund of Fidelity(R) Variable Insurance Products Trust, as of its fiscal year ended December 31, 2012.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming separate account annual expenses of 1.80%, (including election of Seasons Rewards, the optional Maximum Anniversary Value death benefit and EstatePlus), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.43%.)

(1)  If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,364     $2,097     $2,937     $4,717


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:(5)

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $464      $1,397     $2,337     $4,717




MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.67%.)



(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
$1,115     $1,364     $1,739     $2,452


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $215       $664      $1,139     $2,452


EXPLANATION OF EXPENSE EXAMPLES

1. The Maximum Expense Examples reflect the highest possible combination of charges. The purpose of the Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

     In addition, depending on the state in which your contract was issued, your expenses may be lower.

4. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancement.

5. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

6. The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.05% maximum separate account expenses because this death benefit cannot be elected with any optional living benefit.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream, with additional benefits under the feature you elect, in the event your contract value declines due to unfavorable investment performance and withdrawals within the feature's parameters.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         PURCHASING A SEASONS SELECT(II)
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

------------------------------------------------------------------------------
                                                                  MINIMUM
                                                                 AUTOMATIC
                                              MINIMUM           SUBSEQUENT
                      MINIMUM INITIAL       SUBSEQUENT           PURCHASE
                     PURCHASE PAYMENT    PURCHASE PAYMENT         PAYMENT
------------------------------------------------------------------------------
     Qualified            $2,000               $500                $100
------------------------------------------------------------------------------
   Non-Qualified          $5,000               $500                $100
------------------------------------------------------------------------------




Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100. We will not accept subsequent Purchase Payments from contract owners age 86 or older.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract.

The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.

MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the IRC. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

American General Life Insurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

SEASONS REWARDS PROGRAM

If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.

SEASONS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and available Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement

Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment Enhancement dates. The deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

-------------------------------------------------------------------
                          UPFRONT PAYMENT        DEFERRED PAYMENT
  ENHANCEMENT LEVEL       ENHANCEMENT RATE       ENHANCEMENT RATE
-------------------------------------------------------------------
 Under $500,000                  4%                     0%
-------------------------------------------------------------------
 $500,000 - more                 5%                     0%
-------------------------------------------------------------------


We are currently not offering a Deferred Payment Enhancement Rate.

We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and

     2. multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable

     Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it. Your state may require a longer free look period. We call this a "free look." Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable. If you elect the Seasons Rewards feature, the Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to put your money and the Payment Enhancement, if you elected the Seasons Rewards feature, in the Cash Management Variable Portfolio during the free look period and will allocate your money and the Payment Enhancement according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners.


From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

     The following Variable Portfolios are part of the Fidelity Variable Insurance Products: Fidelity VIP Equity-Income, Fidelity VIP Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment adviser for these funds.


     T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES



     The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity Income II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.



     SAAMCO MANAGED TRUSTS



     We offer Underlying Funds of the Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an affiliate of the Company. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.


     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. SAAMCo manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.


     Special note should be taken of the similarities and differences between the Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. The Managed Allocation Portfolios are Fund-of-Funds; a professional manager actively manages the Managed Allocation Portfolios' investments in certain Underlying Funds of the Seasons Series Trust. The Seasons Strategies are not Fund-of-Funds and are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.


     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of Seasons Series Trust were offered in your contract. PLEASE SEE APPENDIX A BELOW FOR DETAILS.

     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES


          MASTER-FEEDER


          The following Variable Portfolios are part of SunAmerica Series Trust:
          American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment adviser of the Master Funds in which the Feeder Funds invest. SAAMCo manages the Feeder Funds.

          Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

          Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

          Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment adviser to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.


          SUNAMERICA DYNAMIC ALLOCATION PORTFOLIO AND SUNAMERICA DYNAMIC STRATEGY PORTFOLIO



          SAST also offers the SunAmerica Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio") and the SunAmerica Dynamic Strategy Portfolio ("Dynamic Strategy Portfolio"). SAAMCo is the investment adviser of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. AllianceBernstein L.P. is the subadviser (the "Subadviser") of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.



          The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadviser. The formula used by the Subadviser may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment adviser and the Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

PREMIER PORTFOLIOS



The Premier Portfolios reflect the investment expertise of one or more investment managers and offer a broad range of investment categories.


SELECT PORTFOLIOS

The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio and the Real Return Variable Portfolio, each Select Portfolio is managed by multiple managers. One component of each Select Portfolio, with the exception of the Cash Management Variable Portfolio and the Real Return Variable Portfolio, invests in a passively managed component that tracks a particular target index or subset of an index. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS


Each multi-managed Focused Portfolio offers you at least two different managers. Each manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than other Variable Portfolios, and may be subject to greater market risks.


MANAGED ALLOCATION PORTFOLIOS

Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.


Each Managed Allocation Portfolio is managed by Ibbotson Associates, Inc. ("Ibbotson"). Ibbotson creates a target allocation annually for each Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Managed Allocation Portfolio should invest in its Underlying Funds. Due to market movements, portfolio management decisions or cash flow considerations, Ibbotson may determine that a Managed Allocation Portfolio's investments in its Underlying Funds require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Underlying Funds for each Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.


This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.


The four Managed Allocation Portfolios' objectives and investment strategies are:


--------------------------------------------------------------------------------
 MANAGED
 ALLOCATION
 PORTFOLIOS         OBJECTIVE           INVESTMENT STRATEGY
--------------------------------------------------------------------------------
 Allocation Growth  Long-term capital   Invests primarily in equity-based
                    appreciation        portfolios. Designed to provide higher
                                        growth potential, while maintaining risk
                                        at a reasonable level.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Focuses on equity investing to help
 Moderate Growth    appreciation        maximize growth potential, but also
                                        invests a portion of its assets in the
                                        bond market for income.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Combines equity investing with increased
 Moderate           appreciation and    exposure to fixed income investing.
                    moderate current    Designed for investors who want growth,
                    income              but who are also seeking a moderate
                                        level of income.
--------------------------------------------------------------------------------
 Allocation         Long-term capital   Offers the greatest exposure to fixed
 Balanced           appreciation and    income. Designed for investors who need
                    income              greater balance of growth potential and
                                        current income.
--------------------------------------------------------------------------------


If you invest in a Managed Allocation Portfolio, you pay the expenses of the Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.

SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.

                         GROWTH STRATEGY                                                MODERATE GROWTH STRATEGY

     GOAL:  Long-term growth of capital, allocating its assets           GOAL:  Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth Strategy.
                                                                    This Seasons Strategy may be best suited for those nearing
                    Target Asset Allocation:                        retirement years but still earning income.
         Stocks 80%          Bonds 15%          Cash 5%
                                                                                        Target Asset Allocation:
                     [GROWTH STRATEGY CHART]                                 Stocks 70%          Bonds 25%          Cash 5%
Stock Portfolio (T. Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%                            [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T. Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/PineBridge) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Small-cap Growth component (JPMorgan) - 10%                         Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/PineBridge) - 9.9%
                                                                      Small-cap Growth component (JPMorgan) - 9.9%
                                                                      Growth component (Janus) - 15.4%






                    BALANCED GROWTH STRATEGY                                          CONSERVATIVE GROWTH STRATEGY

     GOAL:  Focuses on conservation of principal by investing in         GOAL:  Capital preservation while maintaining some
a more balanced weighting of stocks and bonds, with a secondary     potential for growth over the long term. This Seasons Strategy
objective of seeking a high total return. This Seasons Strategy     may be best suited for those with lower investment risk
may be best suited for those approaching retirement and with        tolerance.
less tolerance for investment risk.
                                                                                        Target Asset Allocation:
                    Target Asset Allocation:                                 Stocks 42%          Bonds 53%          Cash 5%
         Stocks 55%          Bonds 40%          Cash 5%
                                                                                       [CONSERVATIVE GROWTH CHART]
                     [BALANCED GROWTH CHART]                        Stock Portfolio (T. Rowe Price) - 15%
Stock Portfolio (T. Rowe Price) - 20%                               Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/PineBridge) - 10.2%
  Balanced component (Lord Abbett/PineBridge) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

INVESTMENT OPTIONS



Each Variable Portfolio and its respective managers are:



PREMIER PORTFOLIOS                   MANAGED BY:

AMERICAN FUNDS GLOBAL GROWTH SAST    Capital Research and Management Company

AMERICAN FUNDS GROWTH SAST           Capital Research and Management Company

AMERICAN FUNDS GROWTH-INCOME SAST    Capital Research and Management Company

FIDELITY VIP CONTRAFUND(R)           Fidelity Management and Research Company

FIDELITY VIP EQUITY-INCOME           Fidelity Management and Research Company

FIDELITY VIP INVESTMENT GRADE BOND   Fidelity Management and Research Company

FIDELITY VIP MID CAP                 Fidelity Management and Research Company

FIDELITY VIP OVERSEAS                Fidelity Management and Research Company

SUNAMERICA DYNAMIC ALLOCATION        SunAmerica Asset Management Corp. ("SAAMCo") and
  PORTFOLIO                          AllianceBernstein L.P.

SUNAMERICA DYNAMIC STRATEGY          SAAMCo and AllianceBernstein L.P.
  PORTFOLIO

T. ROWE PRICE BLUE CHIP GROWTH II    T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. ROWE PRICE EQUITY INCOME II       T. Rowe Price


SELECT PORTFOLIOS                    MULTI-MANAGED BY:

LARGE CAP GROWTH                     Goldman Sachs Asset Management, L.P., Janus Capital
                                     Management ("Janus"), LLC, SAAMCo

LARGE CAP VALUE                      T. Rowe Price, Wellington Management Company, LLP
                                     ("Wellington"), SAAMCo

MID CAP GROWTH                       T. Rowe Price, Wellington, SAAMCo

MID CAP VALUE                        Goldman Sachs Asset Management, L.P., Lord, Abbett & Co.,
                                     LLC ("Lord Abbett"), SAAMCo

SMALL CAP                            ClearBridge Advisors, LLC, J.P. Morgan Investment
                                     Management, Inc. ("JPMorgan")

INTERNATIONAL EQUITY                 Janus, Lord Abbett, PineBridge Investments LLC
                                     ("PineBridge")

DIVERSIFIED FIXED INCOME             SAAMCo, Wellington, PineBridge

REAL RETURN                          Wellington

CASH MANAGEMENT                      BofA Advisors, LLC


FOCUSED PORTFOLIOS                   MULTI-MANAGED BY:

FOCUS GROWTH                         Janus, Marsico Capital Management, LLC

FOCUS VALUE                          JPMorgan, Northern Trust Investments, N.A.,
                                     Third Avenue Management LLC


MANAGED ALLOCATION PORTFOLIOS        MANAGED BY:

ALLOCATION GROWTH                    Ibbotson Associates, Inc. ("Ibbotson")

ALLOCATION MODERATE GROWTH           Ibbotson

ALLOCATION MODERATE                  Ibbotson

ALLOCATION BALANCED                  Ibbotson


SEASONS STRATEGIES                   MULTI-MANAGED BY:

                                     JPMorgan, Janus, Lord Abbett, Putnam Investment Management,
                                     LLC ("Putnam"), T. Rowe Price, PineBridge, Wellington

GROWTH STRATEGY                      (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Growth
                                     Portfolio)

MODERATE GROWTH STRATEGY             (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Moderate
                                     Growth Portfolio)

BALANCED GROWTH STRATEGY             (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Income/Equity
                                     Portfolio)

CONSERVATIVE GROWTH STRATEGY         (which invests in Stock Portfolio, Asset Allocation:
                                     Diversified Growth Portfolio and Multi-Managed Income
                                     Portfolio)

STRATEGIC ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Strategic Allocation Program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Strategic Allocation Program allows you to choose from one of the four Strategic Allocations designed to assist in meeting your stated investment goals.

Each of the Strategic Allocations allocate 33% of your investment in a STRATEGIC MODEL and the remaining 67% in a MANAGED ALLOCATION PORTFOLIO to attempt to match a stated investment time horizon and risk tolerance (the "Primary Allocation"). Each Strategic Model is comprised of a combination of Variable Portfolios (the "Secondary Allocation"). Each Managed Allocation Portfolio is a Fund-of-Funds. The 33% of your investment allocated to the Strategic Model is considered "static" because the composition of the Strategic Model will not be changed by us and is not actively managed. However, the 67% of your investment allocated to the Managed Allocation Portfolio is considered "active" because each Managed Allocation Portfolio is an Underlying Fund that an investment adviser manages in order to maintain the investment objective of the Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE MANAGED ALLOCATION PORTFOLIOS ABOVE.

ENROLLING AND INVESTING IN THE STRATEGIC ALLOCATION PROGRAM

You may enroll in the Strategic Allocation Program by selecting a Strategic Allocation on the contract application form. You and your financial representative should determine the Strategic Allocation most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Strategic Allocation by sending a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Strategic Allocation through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM BELOW.

You may only invest in one Strategic Allocation at a time and participation in the Strategic Allocation Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in a Strategic Allocation. If you attempt to split your investment between one or more Strategic Allocations, your investment may no longer be consistent with the Strategic Allocations' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Strategic Allocation, such an investment may no longer be consistent with the Strategic Allocation's intended objectives. You can transfer 100% of your investment from one Strategic Allocation to a different Strategic Allocation at any time.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the Variable Portfolios in the Strategic Allocation unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Strategic Allocation, your investment may no longer be consistent with the Strategic Allocation's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING

You can elect to have your investment in the Strategic Allocations rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Strategic Allocation you selected. If you make such an election to rebalance, both the Primary Allocation and the Secondary Allocation will be rebalanced to equal the 67%/33% split discussed above. The target allocations of the Underlying Funds of each Managed Allocation Portfolio are not rebalanced as part of the Strategic Allocation Program. PLEASE SEE MANAGED ALLOCATION PORTFOLIOS ABOVE. Over time, the Strategic Allocation may no longer align with its original investment objective due to the effects of Underlying Fund performance, changes in the Underlying Funds, and the ever-changing investment markets. Therefore, if you do not elect to have your investment in the Strategic Allocation rebalanced at least annually, then your investment may no longer be consistent with the Strategic Allocation's intended objectives. In addition, your investment needs may change.

If you elect certain optional living benefits, you will automatically be enrolled in the Automatic Asset Rebalancing Program and your contract will be rebalanced in accordance with the investment requirements of the living benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE STRATEGIC ALLOCATION PROGRAM

The Strategic Allocation Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Strategic Allocation should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Strategic Allocation as your investment needs change.

The Strategic Allocation Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Strategic Allocations may have been built. Also, allocation to a single asset class may outperform a Strategic Allocation, so that you could have better investment returns investing in a single asset class than in a Strategic

Allocation. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Strategic Allocation will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Strategic Allocations represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Strategic Allocations meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Strategic Allocations can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE STRATEGIC ALLOCATION PROGRAM AT ANY TIME.

STRATEGIC ALLOCATIONS


----------------------------------------------------------------------------------------
                                                                 STRATEGIC
                                       STRATEGIC    STRATEGIC    ALLOCATION   STRATEGIC
                                       ALLOCATION   ALLOCATION    MODERATE    ALLOCATION
         VARIABLE PORTFOLIOS            BALANCED     MODERATE      GROWTH       GROWTH
----------------------------------------------------------------------------------------
 Allocation Balanced                     67.00%        0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------
 Allocation Growth                        0.00%        0.00%        0.00%       67.00%
----------------------------------------------------------------------------------------
 Allocation Moderate                      0.00%       67.00%        0.00%        0.00%
----------------------------------------------------------------------------------------
 Allocation Moderate Growth               0.00%        0.00%       67.00%        0.00%
----------------------------------------------------------------------------------------
 American Funds Global Growth SAST        1.98%        2.31%        2.64%        4.29%
----------------------------------------------------------------------------------------
 American Funds Growth SAST               0.66%        0.99%        1.32%        1.65%
----------------------------------------------------------------------------------------
 American Funds Growth-Income SAST        1.32%        1.65%        1.98%        2.31%
----------------------------------------------------------------------------------------
 Fidelity VIP Contrafund(R)               0.99%        1.32%        1.98%        2.64%
----------------------------------------------------------------------------------------
 Fidelity VIP Equity-Income               2.64%        2.97%        3.30%        3.30%
----------------------------------------------------------------------------------------
 Fidelity VIP Investment Grade Bond      15.51%       10.56%        6.93%        1.32%
----------------------------------------------------------------------------------------
 Fidelity VIP Mid Cap                     3.96%        5.61%        6.27%        7.26%
----------------------------------------------------------------------------------------
 Fidelity VIP Overseas                    1.98%        2.64%        3.30%        4.29%
----------------------------------------------------------------------------------------
 T. Rowe Price Blue Chip Growth II        0.99%        1.32%        1.32%        1.65%
----------------------------------------------------------------------------------------
 T. Rowe Price Equity Income II           2.97%        3.63%        3.96%        4.29%
----------------------------------------------------------------------------------------
                               TOTAL    100.00%      100.00%      100.00%      100.00%
----------------------------------------------------------------------------------------




The Strategic Allocations and their respective investment allocations amongst the Variable Portfolios listed above are current as of the date of this prospectus. Once you invest in a Strategic Allocation, your investments are considered "static" because the Variable Portfolios and the percentages of your contract value allocated to each Variable Portfolio within the Strategic Allocation will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Strategic Allocation in line with your investment goals.


SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 6-month, 1-Year and 2-Year DCA Fixed Accounts may not be available in your state. Please check with your financial representative for availability.

Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Seasons Rewards program.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you should make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2011 and within the previous twelve months (from August 17, 2010 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2011 must be submitted by U.S. Mail (from August 17, 2011 through August 16,
2012).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts.

Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit with investment requirements, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a systematic, partial, or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

We deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period.


If you have elected an Optional Living Benefit and you take the Maximum Annual Withdrawal Amount, you may still take an additional amount under the Free Withdrawal provision without incurring a withdrawal charge. However, that additional amount will be treated as an Excess Withdrawal for purposes of calculating your Income Base and future Maximum Annual Withdrawal Amounts. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


FREE WITHDRAWAL AMOUNT

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge at the time of the withdrawal if it is taken during the withdrawal charge period. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals and withdrawal charges. As a result, if you surrender your contract in the future while withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender for the purpose of calculating the withdrawal charge.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount will result in a withdrawal charge. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the annual free withdrawal amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, during the first contract year, your free withdrawal amount is the greatest of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, after the first contract year, your free withdrawal amount is the greatest of (1), (2) or (3) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your free withdrawal amount.

During the first contract year, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

After the first contract year, your free withdrawal amount is the greater of (1) or (2) plus any portion of your total invested amount no longer subject to a withdrawal charge:

     (1) your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge.

Amounts withdrawn free of a withdrawal charge under the 10% provision do not reduce the amount you invested for purposes of calculating the withdrawal charge and penalty-free earnings. As a result, if you surrender your contract in the future and withdrawal charges are still applicable, any previous free withdrawals under the 10% provision would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE SEASONS REWARDS PROGRAM ABOVE.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge if you are surrendering your contract, any prior free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:
    A=Your contract value at the time of your request for withdrawal ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)
    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 6% is the applicable percentage) [B x C=$6,000]
    D=Your full contract value ($84,000) available for total withdrawal

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, a signature guarantee is generally required at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners; (5) we are on notice that this contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made during the confinement period while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

None of the living benefits described below are currently available for election.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS

The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.

IF YOU ELECTED ONE COVERED PERSON(1):

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(2)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECTED TWO COVERED PERSONS(1):


----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                          MINIMUM          MAXIMUM          MINIMUM          MAXIMUM
                            AGE             AGE(2)            AGE             AGE(2)
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
     Joint Owners            45               80               45               85
----------------------------------------------------------------------------------------
    NON-QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------
      QUALIFIED:
    One Owner with
       Spousal               45               80               45             N/A(3)
     Beneficiary
----------------------------------------------------------------------------------------


(1) If you elected MarketLock For Life Plus +6% and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How do MarketLock Income Plus and MarketLock For Life Plus work?

MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1, 2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's

Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.

ONE COVERED PERSON -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER
5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday                5% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR
       SURVIVING COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday              4.75% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 62nd birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 62nd birthday                5% of Income Base
------------------------------------------------------------------------


ONE COVERED PERSON -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th
                 birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
        On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON AT            MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th
                 birthday                        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th
                 birthday                      4.75% of Income Base
------------------------------------------------------------------------
         On or after 76th birthday             5.75% of Income Base
------------------------------------------------------------------------



ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/09)


If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
       Prior to the 60th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 60 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------


ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
------------------------------------------------------------------------
       Prior to the 65th birthday                4% of Income Base
------------------------------------------------------------------------
  At least age 65 but prior to the 76th
                 birthday                        5% of Income Base
------------------------------------------------------------------------
      On or after the 76th birthday              6% of Income Base
------------------------------------------------------------------------

As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below. The DCA Fixed Accounts are not available if you elect the Seasons Rewards Program.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS +7% OPTION

Allocate 100% of your investments to one of the following:

     - Cash Management Variable Portfolio

     - Managed Allocation Balanced Variable Portfolio

     - Managed Allocation Moderate Variable Portfolio

     - Managed Allocation Moderate Growth Variable Portfolio

     - Strategic Allocation Moderate Growth

     - Strategic Allocation Moderate

     - Strategic Allocation Balanced

     - 6-month, 1-year or 2-year DCA Fixed Accounts, if available

MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)

     (1) Allocate 100% of your investments to one of the following:

          - Cash Management Variable Portfolio

          - Managed Allocation Balanced Variable Portfolio

          - Managed Allocation Moderate Variable Portfolio

          - Managed Allocation Moderate Growth Variable Portfolio

          - Strategic Allocation Moderate Growth

          - Strategic Allocation Moderate

          - Strategic Allocation Balanced

          - 6-month, 1-year or 2-year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:

------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Non Restricted         Minimum 0%       PREMIER PORTFOLIOS
                          Maximum 100%        Fidelity VIP Investment Grade Bond
                                            SEASONS STRATEGIES
                                              Growth Strategy
                                              Moderate Growth Strategy
                                              Balanced Growth Strategy
                                              Conservative Growth Strategy
                                            SELECT PORTFOLIOS
                                              Diversified Fixed Income Portfolio
                                              Real Return Portfolio
                                              Cash Management Portfolio
                                            MANAGED ALLOCATION PORTFOLIOS
                                              Allocation Moderate Growth Portfolio
                                              Allocation Moderate Portfolio
                                              Allocation Balanced Portfolio

                                            DCA FIXED ACCOUNTS (if available)
                                              6-Month DCA
                                              1-Year DCA
                                              2-Year DCA

                                            FIXED ACCOUNTS
                                              1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%       PREMIER PORTFOLIOS
                           Maximum 15%        American Funds Growth SAST
                                              American Funds Global Growth SAST
                                              American Funds Growth-Income SAST
                                              Fidelity VIP Overseas
                                              Fidelity VIP Contrafund(R)
                                              Fidelity VIP Mid Cap
                                              Fidelity VIP Equity-Income
                                              T. Rowe Price Blue Chip Growth II
                                              T. Rowe Price Equity Income II
                                            SELECT PORTFOLIOS
                                              Large Cap Growth Portfolio
                                              Large Cap Value Portfolio
                                              Mid Cap Growth Portfolio
                                              Mid Cap Value Portfolio
                                              Small Cap Portfolio
                                              International Equity Portfolio
                                            FOCUSED PORTFOLIOS
                                              Focus Growth Portfolio
                                              Focus Value Portfolio
------------------------------------------------------------------------------------
 C. Fully                 No Investment     MANAGED ALLOCATION PORTFOLIOS
    Restricted               Allowed          Allocation Growth Portfolio
------------------------------------------------------------------------------------

If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer and/or 1-year Fixed Account, if available ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.

How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus the Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, WE DETERMINE THE INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.

------------------------------------------------------------------------
       FEATURE                     INCOME CREDIT PERCENTAGE
------------------------------------------------------------------------
  MarketLock Income      6% (reduced for withdrawals up to the Maximum
    Plus (contracts                Annual Withdrawal Amount)
  issued on or after
        5/1/09)
------------------------------------------------------------------------
  MarketLock Income      7% (reduced for withdrawals up to the Maximum
         Plus                      Annual Withdrawal Amount)
   (contracts issued
  between 5/1/08 and
       4/30/09)
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
       Life Plus
   (contracts issued
      on or after
        5/1/09)
------------------------------------------------------------------------
    MarketLock For          7% (0% in years withdrawals are taken)
     Life Plus +7%
        Option
------------------------------------------------------------------------
    MarketLock For          6% (0% in years withdrawals are taken)
    Life +6% Option
------------------------------------------------------------------------


SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:

     (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

     (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal. Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount and the free withdrawal amount.

What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:

----------------------------------------------------------------------------------------------
                                                                             ANNUALIZED FEE
                                                          NUMBER OF         (CALCULATED AS A
                                                           COVERED          PERCENTAGE OF THE
                      FEATURE                              PERSONS            INCOME BASE)
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued on or              One                  1.10%
  after 5/1/09)                                              Two                  1.35%
----------------------------------------------------------------------------------------------
 MarketLock Income Plus (contracts issued between            One                  0.95%
  5/1/08 and 4/30/09)                                        Two                  1.20%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus (contracts issued on or            One                  0.95%
  after 5/1/09)                                              Two                  1.25%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 7%                                 One                  0.75%
  Option                                                     Two                  1.00%
----------------------------------------------------------------------------------------------
 MarketLock For Life Plus 6%                                 One                  0.65%
  Option                                                     Two                  0.90%
----------------------------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two

Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91(st) birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED PRIOR TO APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each

Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

PLEASE SEE ADDITIONAL INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.

MARKETLOCK FOR LIFE

When and how may I elect MarketLock For Life?

You may have elected MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elected any other optional living benefit. You may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you could have elected the feature and who could have qualified as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchased and the number of Covered Persons.

IF YOU ELECTED ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            45                    80
------------------------------------------------------------------------------------


IF YOU ELECTED TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR SURVIVING       MAXIMUM ANNUAL
                 COVERED PERSON AT                       WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday      4.75% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE?" BELOW.

Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in accordance with the requirements outlined in either (1) or (2).

     (1) Allocate 100% of your investments to one of the following:

          - Cash Management Variable Portfolio

          - Managed Allocation Balanced Variable Portfolio

          - Managed Allocation Moderate Variable Portfolio

          - Managed Allocation Moderate Growth Variable Portfolio

          - Strategic Allocation Moderate Growth

          - Strategic Allocation Moderate

          - Strategic Allocation Balanced

          - 6-month, 1-Year or 2-Year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:

------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Non Restricted         Minimum 0%       PREMIER PORTFOLIOS
                          Maximum 100%        Fidelity VIP Investment Grade Bond
                                            SEASONS STRATEGIES
                                              Growth Strategy
                                              Moderate Growth Strategy
                                              Balanced Growth Strategy
                                              Conservative Growth Strategy
                                            SELECT PORTFOLIOS
                                              Diversified Fixed Income Portfolio
                                              Real Return Portfolio
                                              Cash Management Portfolio
                                            MANAGED ALLOCATION PORTFOLIOS
                                              Allocation Moderate Growth Portfolio
                                              Allocation Moderate Portfolio
                                              Allocation Balanced Portfolio

                                            DCA FIXED ACCOUNTS (if available)
                                              6-Month DCA
                                              1-Year DCA
                                              2-Year DCA

                                            FIXED ACCOUNTS
                                              1-Year Fixed (if available)
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%       PREMIER PORTFOLIOS
                           Maximum 15%        American Funds Growth SAST
                                              American Funds Global Growth SAST
                                              American Funds Growth-Income SAST
                                              Fidelity VIP Overseas
                                              Fidelity VIP Contrafund(R)
                                              Fidelity VIP Mid Cap
                                              Fidelity VIP Equity-Income
                                              T. Rowe Price Blue Chip Growth II
                                              T. Rowe Price Equity Income II
                                            SELECT PORTFOLIOS
                                              Large Cap Growth Portfolio
                                              Large Cap Value Portfolio
                                              Mid Cap Growth Portfolio
                                              Mid Cap Value Portfolio
                                              Small Cap Portfolio
                                              International Equity Portfolio
                                            FOCUSED PORTFOLIOS
                                              Focus Growth Portfolio
                                              Focus Value Portfolio
------------------------------------------------------------------------------------
 C. Fully                 No Investment     MANAGED ALLOCATION PORTFOLIOS
    Restricted               Allowed          Allocation Growth Portfolio
------------------------------------------------------------------------------------


Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

How are the components for MarketLock for Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and spousal continuation contributions, if applicable; however, Payment

Enhancements, if applicable, and continuation contributions, if applicable are included in the calculation of Anniversary Value, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:

-------------------------------------------------------------------------------
                                                           ANNUALIZED FEE
              ALL YEARS IN WHICH THE                (CALCULATED AS A PERCENTAGE
               FEATURE IS IN EFFECT                     OF THE INCOME BASE)
-------------------------------------------------------------------------------
 For One Covered Person                                 0.70% of Income Base
-------------------------------------------------------------------------------
 For Two Covered Persons                                0.95% of Income Base
-------------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the prior fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION THESE LIVING BENEFITS.

ADDITIONAL INFORMATION ABOUT MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE

The following provides additional information applicable to these optional living benefits ("Living Benefit(s)").

What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under the Living Benefit and your contract along with the Living Benefit will terminate. For MarketLock Income Plus and MarketLock For Life Plus, an Income Credit is not available if the contract value is reduced to zero, even if a Living Benefit remains payable.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining Living Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any option mutually agreeable between you and us.

If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the Living Benefit in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel my Living Benefit?

The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit, you will no longer be charged a fee after the cancellation is effective and the guarantees under the Living Benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the Living Benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.

Are there circumstances under which my Living Benefit will automatically terminate?

The Living Benefit automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT FEATURE?" above.

WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.

MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

MARKETLOCK
For contracts issued prior to May 1, 2006, MarketLock guarantees annual withdrawals based on the Maximum Anniversary Value (MAV) during the first 10 years of the contract. In addition, for contracts issued on or after May 1, 2006, if the owner begins withdrawals after age 65, the withdrawal amount is guaranteed to last for life.

MARKETLOCK SUMMARY TABLE:

-----------------------------------------------------------------------
                          MAXIMUM                           MAXIMUM
                           ANNUAL                            ANNUAL
                         WITHDRAWAL    INITIAL MINIMUM     WITHDRAWAL
                        PERCENTAGE*       WITHDRAWAL     PERCENTAGE IF
    TIME OF FIRST       PRIOR TO ANY   PERIOD PRIOR TO    EXTENSION IS
     WITHDRAWAL          EXTENSION      ANY EXTENSION       ELECTED
-----------------------------------------------------------------------
 Before 5th Benefit          5%            20 years            5%
  Year anniversary
-----------------------------------------------------------------------
 On or after 5th             7%          14.28 years           7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 10th           10%            10 years            7%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after 20th           10%            10 years           10%
  Benefit Year
  anniversary
-----------------------------------------------------------------------
 On or after the             5%          Life of the           5%
  older contract                        older contract
  owner's 65th                              owner
  birthday**
-----------------------------------------------------------------------


* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.

** For contracts issued on or after May 1, 2006, lifetime withdrawals are available provided that as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal

   Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

MARKETLOCK FOR TWO SUMMARY TABLE:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
             AGE OF THE YOUNGER SPOUSE                   WITHDRAWAL
            AT TIME OF FIRST WITHDRAWAL                  PERCENTAGE*
------------------------------------------------------------------------
    At least age 55 but prior to 63rd birthday               4%
------------------------------------------------------------------------
    At least age 63 but prior to 76th birthday               5%
------------------------------------------------------------------------
             On or after 76th birthday                       6%
------------------------------------------------------------------------


* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.

How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:

     MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal. Or, for contracts issued on or after May 1, 2006, the Maximum Annual Withdrawal Percentage is determined based on whether you are taking lifetime withdrawals.

     MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum

Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to the first withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock and MarketLock For Two?

MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE:  Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals reduce the MAV Benefit Base as follows:

        If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:

        (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

        (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.

------------------------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR           EFFECT ON MINIMUM WITHDRAWAL PERIOD
------------------------------------------------------------------------
                        New Minimum Withdrawal Period = the MAV Benefit
  Amounts up to the    Base (which includes a deduction for any previous
   Maximum Annual        withdrawals), divided by the current Maximum
  Withdrawal Amount                Annual Withdrawal Amount
------------------------------------------------------------------------
Amounts in excess of      New Minimum Withdrawal Period = the Minimum
  the Maximum Annual      Withdrawal Period as of the prior contract
   Withdrawal Amount              anniversary minus one year
------------------------------------------------------------------------


MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum

     Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?

MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Any option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if due to an Excess Withdrawal, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

What happens to MarketLock and MarketLock For Two upon a spousal continuation?

MARKETLOCK
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered to be Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" above.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

For contracts issued on or after May 1, 2006, upon the death of the older contract owner, lifetime withdrawals will no longer be available.

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any option mutually agreeable between you and us.

MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any option mutually agreeable between you and us.

Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?

MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"

SEASONS INCOME REWARDS

Seasons Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. Options 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

SEASONS INCOME REWARDS SUMMARY:

---------------------------------------------------------------------------------------------------------
                                                                                              MINIMUM
                                                                                             WITHDRAWAL
                                                                                            PERIOD* (IF
                                                                                              MAXIMUM
                                                                             MAXIMUM           ANNUAL
                                           BENEFIT                            ANNUAL         WITHDRAWAL
                          MAXIMUM        AVAILABILITY       STEP-UP         WITHDRAWAL      AMOUNT TAKEN
       OPTION           ELECTION AGE         DATE            AMOUNT       PERCENTAGE***      EACH YEAR)
---------------------------------------------------------------------------------------------------------
          1              Age 80 or         3 years          10%* of           10% of          11 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          2              Age 80 or         5 years          20%* of           10% of          12 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------
          3              Age 70 or         10 years         50%** of          10% of          15 years
                       younger on the     following        Withdrawal       Withdrawal
                       contract issue   contract issue    Benefit Base     Benefit Base
                            date             date
---------------------------------------------------------------------------------------------------------


* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract value or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

The fee is as follows:

------------------------------------------------------------------------
                   CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                     0-7 years                              0.65%
------------------------------------------------------------------------
                    8-10 years                              0.45%
------------------------------------------------------------------------
                        11+                                 None
------------------------------------------------------------------------


What are the effects of withdrawals on Seasons Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of:

          (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of:

     (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

     (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

What happens to Seasons Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.

SEASONS PROMISE

Seasons Promise is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements and spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

For contracts issued between May 3, 2004 and May 1, 2009, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.50%
------------------------------------------------------------------------
                  8-10                                 0.25%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.45%
------------------------------------------------------------------------
                  8-10                                 0.15%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


For contracts issued between August 1, 2002 and February 7, 2003, the fee is as follows:

------------------------------------------------------------------------
              CONTRACT YEAR                       ANNUALIZED FEE
------------------------------------------------------------------------
                   0-7                                 0.35%
------------------------------------------------------------------------
                  8-10                                 0.10%
------------------------------------------------------------------------
                   11+                                 none
------------------------------------------------------------------------


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise will not protect those Purchase Payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

INCOME PROTECTOR

Income Protector is an optional minimum income benefit, available for an additional charge and provides a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect Income Protector, you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. Income Protector is available on contracts issued prior to May 3, 2004.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect Income Protector, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. Your Income Benefit Base is equal to your contract value on the date of election. Income Protector is effective on either the date of issue of the contract or at the contract anniversary following your election of Income Protector.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The Income Benefit Base is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the date of election, and;

     (c) is equal to all withdrawals and applicable fees and charges since the date of election, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

In order to obtain the benefit of Income Protector, you may not begin the Income Phase for at least 9 years following election. You may not elect this feature if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. Upon a Re-Set, the waiting period before you can begin the Income Phase will start over. In addition, the Income Protector fee will be charged as a percentage of your Re-Set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 9th or later contract anniversary following the effective date of electing Income Protector or Re-Set, if applicable.

THE INCOME BENEFIT DATE is the contract anniversary date on which the Income Benefit is calculated and applied. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum income payments. To arrive at the minimum guaranteed income payments available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any withdrawal charges calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The annuity income options available under this feature when using Income Protector to receive your guaranteed income payments are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity income payments, we will calculate your annual guaranteed income payments using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your guaranteed income payments under Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using Income Protector, your annuity income payments will be fixed in amount. You are not required to use Income Protector to receive income payments. However, we will not refund fees paid for Income Protector if you annuitize under the annuity provisions of your contract.

You may never need to rely upon the Income Protector, if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

The fee is 0.10% of the Income Benefit Base. We deduct the annual fee from your contract value. If you elect Income Protector at issue, we begin deducting the annual fee on your first contract anniversary. If you elect the feature at some later date, we begin deducting the annual fee on the contract anniversary following the date of election. Upon a Re-Set, the fee will be charged based upon your Re-Set Income Benefit Base.

It is important to note that once you elect Income Protector, you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from your contract value upon surrender.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an annuity income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of Income Protector. To utilize Income Protector, you must take annuity income payments under one of the two annuity income options described above. If those annuity income options exceed your life expectancy, you may be prohibited from receiving your guaranteed income payments under the feature. If you own a Qualified contract to which this restriction applies and you elect Income Protector, you may pay for this feature and not be able to realize the benefit.

You should consult your tax advisor for information concerning your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     MARKETLOCK INCOME PLUS EXTENSION OFFER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The information below is important to you if you purchased a contract between May 1, 2008 and May 31, 2009 and you elected the MarketLock Income Plus living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period ends after the fifth contract year. On or about your fifth contract anniversary you will have an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the "Extension") for an additional five years. In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.



If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you do not elect the Extension when it is offered, you may not be permitted to extend the Income Base Evaluation and Income Credit Periods in the future.



As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase.



For information on the MarketLock Income Plus living benefit you elected at purchase, please see MARKETLOCK INCOME PLUS SECTION UNDER OPTIONAL LIVING BENEFITS.


How do I Elect the Extension?


To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts issued between May 1, 2008 and May 31, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.



As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.



What is the fee if I elected the Extension?


If you elect the Extension, the fee for the feature will be increased by 0.25% as follows:


-------------------------------------------------------------------------------
                NUMBER OF                      CURRENT          ANNUALIZED FEE
             COVERED PERSONS                ANNUALIZED FEE     AFTER EXTENSION
------------------------------------------------------------ ------------------
                   One                           0.95%               1.20%
------------------------------------------------------------ ------------------
                   Two                           1.20%               1.45%
------------------------------------------------------------ ------------------




What are the investment requirements if I elect the Extension?



The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock Income Plus feature. If you elect the Extension, you must allocate your assets in accordance with one of the following options:



---------------------------------------------------------------------------
---------------------------------------------------------------------------
 Option 1      Up to 50% in one or more of the following:
                 Managed Allocation Balanced
                 Managed Allocation Moderate
                 Managed Allocation Moderate Growth

               Up to 100% in one or more of the following:
                 SunAmerica Dynamic Allocation Portfolio
                 SunAmerica Dynamic Strategy Portfolio
                 Cash Management Portfolio

---------------------------------------------------------------------------
 Option 2      25% SunAmerica Dynamic Allocation Portfolio and
               25% SunAmerica Dynamic Strategy Portfolio and
               50% in one of the following:
                 Strategic Allocation Balanced
                 Strategic Allocation Moderate
                 Strategic Allocation Moderate Growth
---------------------------------------------------------------------------






As a reminder, you also have the option to cancel your MarketLock Income Plus benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your feature, you will no longer receive the guarantees of the MarketLock Income Plus benefit and you will no longer be charged the fee.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

BENEFICIARY CONTINUATION PROGRAMS

EXTENDED LEGACY PROGRAM

The Extended Legacy Program, if available, can allow a Beneficiary to an existing contract issued by the Company to take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010. The Extended Legacy Guide may be requested from the Annuity Service Center.

We will send the Beneficiary a prospectus which describes the investment options and administrative features available under the Extended Legacy Program along with the Extended Legacy Guide. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased. Upon election of the Extended Legacy Program, the contract continues in the original Owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy Program if he/she has already elected another settlement option.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

There are certain restrictions applicable to the Extended Legacy Program. The Extended Legacy Program cannot be elected with rollover contracts from other companies. No Purchase Payments are permitted. Living Benefits and Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted. In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary. The contract may not be assigned and ownership may not be changed or jointly owned.

We may offer Variable Portfolios currently available under the Separate Account to the Beneficiary upon election of the Extended Legacy Program. These Variable Portfolios may differ from those available to the original Owner; in addition, the Variable Portfolios may be of a different share class subject to higher 12b-1 fees. The Beneficiary may transfer funds among the Variable Portfolios. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects the Extended Legacy Program, we will charge a lower annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges. Additionally, the Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Separate Account Charge as described above under SEPARATE ACCOUNT EXPENSES and will continue to be offered the same Variable Portfolios available in this prospectus.

5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

PLEASE CONSULT A QUALIFIED ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING ONE OF THESE BENEFICIARY CONTINUATION OPTIONS.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.


The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.

STANDARD DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED AFTER MAY 1, 2009.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a. Net Purchase Payments; or
          b. 125% of Contract value.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:
If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Purchase Payment reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a. Net Purchase Payments; or
          b. 125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. Net Purchase Payments.
If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:
     1. Contract value; or
     2. The lesser of:
          a. Net Purchase Payments; or
          b. 125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:
     1. Contract value.
     2. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or
If you are age 75 or older at the time of death, the death benefit is the greater of:
     1. Contract value.
     2. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

IF YOU ELECT THE COMBINATION HV & ROLL-UP DEATH BENEFIT, YOU MAY NOT ELECT THE MAXIMUM ANNIVERSARY VALUE AND ESTATEPLUS DEATH BENEFITS AND/OR A LIVING BENEFIT OR ANY AVAILABLE FIXED ACCOUNT(S). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue.

Please note that this feature may not be available through the broker-dealer with which your financial representative is affiliated.

The death benefit is the greatest of:

     1. Contract value; or

     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before your 80th birthday; or

          (c) The date of death,

         adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

OPTIONAL PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or
     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.
The death benefit is the greater of:
     1. Contract value; or
     2. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from the 5% Accumulation death benefit option.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT



THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.



For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.



THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1. Contract value; or

     2. Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that contract anniversary; and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.
The death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The Anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

THE FOLLOWING IS APPLICABLE TO THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greatest of:
     1. Contract value; or
     2. Net Purchase Payments; or
     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value death benefit option, the death benefit will be equal to your contract value. Therefore, your beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit option.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus ("Earnings Advantage" for contracts issued prior to August 2, 2004), an optional earnings enhancement death benefit, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you were age 81 or older at the time we issued your contract. EstatePlus is not available if you elected the Combination HV & Roll-Up death benefit.

If you purchased your contract prior to August 2, 2004, you were not charged a fee for the Earnings Advantage benefit. It was included in the Seasons Estate Advantage which offered you a choice between the Maximum Anniversary Value or 5% Accumulation death benefit options for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefits described above.

You must elect EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments*
                                                          (25% for contracts issued
                                                          prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
                                                          (40% for contracts issued
                                                          prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
                                                          (50% for contracts issued
                                                          prior to 8/2/04)
----------------------------------------------------------------------------------------


The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

If the Continuing Spouse terminates the optional Combination HV & Roll-Up death benefit on the Continuation Date, no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse's Beneficiary. The Continuing Spouse may not terminate the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefits.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.


Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A

DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.40% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE WITHOUT THE ELECTION OF THE SEASONS REWARDS PROGRAM:

----------------------------------------------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE
 PAYMENT
 RECEIPT             1            2            3            4            5            6            7            8+
----------------------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%           6%           6%           5%           4%           3%           2%           0%
----------------------------------------------------------------------------------------------------------------------


WITHDRAWAL CHARGE WITH ELECTION OF THE SEASONS REWARDS PROGRAM:

----------------------------------------------------------------------------------------------------
 YEARS SINCE
 PURCHASE PAYMENT
 RECEIPT                 1       2       3       4       5       6       7       8       9      10+
----------------------------------------------------------------------------------------------------
 WITHDRAWAL CHARGE      9%      8%      7%      6%      6%      5%      4%      3%      2%      0%
----------------------------------------------------------------------------------------------------


These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.


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

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. The Accumulation Unit value for Variable Portfolios that invest in Feeder Funds also will reflect the investment management fee and other expenses of the corresponding Master Fund in which the Feeder Funds invest. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES


Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products and T. Rowe Price Equity Series, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Managed Allocation Portfolios do not directly impose a 12b-1 fee, but do invest in certain Underlying Funds, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.


The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR THE STATE-SPECIFIC CONTRACT MAINTENANCE FEE.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.

OPTIONAL LIVING BENEFITS FEES

Please see FEE TABLE above for a description of the optional living benefit fees offered over time in this contract.

OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT FEE

The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).

OPTIONAL ENHANCED DEATH BENEFIT

The fee for the optional death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s). This enhanced death benefit fee applies to the Maximum Anniversary Value death benefit option or Purchase Payment Accumulation death benefit option issued to contracts on or after August 2, 2004.

If you purchased your contract prior to August 2, 2004, the enhanced death benefit option on your contracts was called Seasons Estate Advantage. Seasons Estate Advantage offered the choice between the Maximum Anniversary Value or 5% Accumulation death benefit options along with the Earnings Advantage death benefit for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s). There is no fee applicable for this benefit ("Earnings Advantage") for contracts issued prior to August 2, 2004.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 1.50% to 7.75% of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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--------------------------------------------------------------------------------
                           PAYMENTS IN CONNECTION WITH
                          DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars

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

and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2012 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1. We receive 12b-1 fees of up to 0.25% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Managed Allocation Portfolios. The Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to

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

market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

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                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INCOME PHASE

WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the first business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.

ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD


This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.


The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.


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                                      TAXES
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THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE
INTERNAL REVENUE CODE ("IRC"), TREASURY REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.

Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals

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

filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for qualifying higher education expenses or first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA) contract. Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer;
(3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may

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wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or separate from service, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.

TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


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TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company,

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is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.

Until we update all the forms to reflect the SunAmerica Annuity merger into AGL, we may provide you with forms, statements or reports that still reflect SunAmerica Annuity as the issuer. You may also contact AGL at its Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number:
(800) 445-7862.

OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.

OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount

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of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Five was a separate account of SunAmerica Annuity, originally established under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Five was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED ON OR PRIOR TO DECEMBER 29, 2006 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX D FOR MORE INFORMATION.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix D for more information.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account, Guarantor, if applicable, and AIG are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281


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To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7.0 million of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

In addition, the Company invested a total of $490.7 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions. The Company received back a total amount of $567.2 million from these investments. In August 2010, a court-appointed Receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. The Receiver asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company
General Account
Master-Feeder Structure
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing
  Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIER PORTFOLIOS


                                           FISCAL     FISCAL        FISCAL         FISCAL         FISCAL         FISCAL
                              INCEPTION     YEAR       YEAR          YEAR           YEAR           YEAR           YEAR
                                  TO       ENDED       ENDED         ENDED          ENDED          ENDED          ENDED
                               4/30/07    4/30/08     4/30/09       4/30/10        4/30/11        4/30/12        4/30/13
--------------------------------------------------------------------------------------------------------------------------


SUNAMERICA SERIES TRUST -- CLASS 3 SHARES

--------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth SAST (Inception Date: 05/01/08)
  Beginning AUV.............  (a)N/A      (a)N/A    (a)$11.748   (a)$7.626      (a)$10.433     (a)$12.329     (a)$11.541
                              (b)N/A      (b)N/A    (b)N/A       (b)$7.687      (b)$10.183     (b)$11.955     (b)$11.119
  Ending AUV................  (a)N/A      (a)N/A    (a)$7.626    (a)$10.433     (a)$12.329     (a)$11.541     (a)$13.310
                              (b)N/A      (b)N/A    (b)N/A       (b)$10.183     (b)$11.955     (b)$11.119     (b)$12.741
  Ending Number of AUs......  (a)N/A      (a)N/A    (a)224,235   (a)357,505     (a)348,252     (a)332,381     (a)297,700
                              (b)N/A      (b)N/A    (b)N/A       (b)156         (b)0           (b)0           (b)0

--------------------------------------------------------------------------------------------------------------------------
American Funds Growth SAST (Inception Date: 05/01/08)
  Beginning AUV.............  (a)N/A      (a)N/A    (a)$11.139   (a)$6.837      (a)$9.405      (a)$11.199     (a)$11.070
                              (b)N/A      (b)N/A    (b)N/A       (b)$6.776      (b)$9.177      (b)$10.854     (b)$10.660
  Ending AUV................  (a)N/A      (a)N/A    (a)$6.837    (a)$9.405      (a)$11.199     (a)$11.070     (a)$12.255
                              (b)N/A      (b)N/A    (b)N/A       (b)$9.177      (b)$10.854     (b)$10.660     (b)$11.726
  Ending Number of AUs......  (a)N/A      (a)N/A    (a)125,432   (a)188,378     (a)193,395     (a)178,096     (a)161,950
                              (b)N/A      (b)N/A    (b)N/A       (b)2,175       (b)1,093       (b)1,175       (b)1,130

--------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income SAST (Inception Date: 05/01/08)
  Beginning AUV.............  (a)N/A      (a)N/A    (a)$10.694   (a)$6.862      (a)$9.120      (a)$10.194     (a)$10.192
                              (b)N/A      (b)N/A    (b)N/A       (b)$6.804      (b)$8.898      (b)$9.885      (b)$9.819
  Ending AUV................  (a)N/A      (a)N/A    (a)$6.862    (a)$9.120      (a)$10.194     (a)$10.192     (a)$11.820
                              (b)N/A      (b)N/A    (b)N/A       (b)$8.898      (b)$9.885      (b)$9.819      (b)$11.315
  Ending Number of AUs......  (a)N/A      (a)N/A    (a)163,350   (a)262,321     (a)263,666     (a)250,888     (a)224,427
                              (b)N/A      (b)N/A    (b)N/A       (b)658         (b)1,207       (b)1,275       (b)1,168

--------------------------------------------------------------------------------------------------------------------------


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
  Beginning AUV.............  (a)N/A      (a)N/A    (a)$10.000   (a)$6.096      (a)$8.552      (a)$10.036     (a)$9.920
                              (b)N/A      (b)N/A    (b)N/A       (b)$6.096      (b)$8.449      (b)$9.852      (b)$9.671
  Ending AUV................  (a)N/A      (a)N/A    (a)$6.096    (a)$8.552      (a)$10.036     (a)$9.920      (a)$11.055
                              (b)N/A      (b)N/A    (b)N/A       (b)$8.449      (b)$9.852      (b)$9.671      (b)$10.704
  Ending Number of AUs......  (a)N/A      (a)N/A    (a)187,701   (a)287,137     (a)293,129     (a)293,121     (a)247,376
                              (b)N/A      (b)N/A    (b)N/A       (b)2,411       (b)1,212       (b)1,281       (b)1,220

--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
  Beginning AUV.............  (a)N/A      (a)N/A    (a)$10.000   (a)$5.678      (a)$8.078      (a)$9.214      (a)$9.149
                              (b)N/A      (b)N/A    (b)N/A       (b)$5.771      (b)$7.983      (b)$9.100      (b)$9.060
  Ending AUV................  (a)N/A      (a)N/A    (a)$5.678    (a)$8.078      (a)$9.214      (a)$9.149      (a)$10.909
                              (b)N/A      (b)N/A    (b)N/A       (b)$7.983      (b)$9.100      (b)$9.060      (b)$10.506
  Ending Number of AUs......  (a)N/A      (a)N/A    (a)315,028   (a)424,112     (a)385,348     (a)352,515     (a)313,894
                              (b)N/A      (b)N/A    (b)N/A       (b)273         (b)0           (b)0           (b)0

--------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
  Beginning AUV.............  (a)N/A      (a)N/A    (a)$10.000   (a)$9.775      (a)$11.128     (a)$11.651     (a)$12.275
                              (b)N/A      (b)N/A    (b)N/A       (b)$9.788      (b)$10.885     (b)$11.303     (b)$11.794
  Ending AUV................  (a)N/A      (a)N/A    (a)$9.775    (a)$11.128     (a)$11.651     (a)$12.275     (a)$12.660
                              (b)N/A      (b)N/A    (b)N/A       (b)$10.885     (b)$11.303     (b)$11.794     (b)$12.029
  Ending Number of AUs......  (a)N/A      (a)N/A    (a)716,371   (a)1,046,257   (a)1,099,364   (a)1,060,727   (a)1,062,606
                              (b)N/A      (b)N/A    (b)N/A       (b)651         (b)0           (b)0           (b)0

--------------------------------------------------------------------------------------------------------------------------





     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                FISCAL     FISCAL       FISCAL       FISCAL       FISCAL       FISCAL
                                   INCEPTION     YEAR       YEAR         YEAR         YEAR         YEAR         YEAR
                                       TO       ENDED       ENDED        ENDED        ENDED        ENDED        ENDED
                                    4/30/07    4/30/08     4/30/09      4/30/10      4/30/11      4/30/12      4/30/13
-----------------------------------------------------------------------------------------------------------------------


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES -- (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
  Beginning AUV..................  (a)N/A      (a)N/A    (a)$10.000   (a)$6.656    (a)$9.552    (a)$11.665   (a)$10.744
                                   (b)N/A      (b)N/A    (b)N/A       (b)$6.592    (b)$9.423    (b)$11.269   (b)$9.986
  Ending AUV.....................  (a)N/A      (a)N/A    (a)$6.656    (a)$9.552    (a)$11.665   (a)$10.744   (a)$11.949
                                   (b)N/A      (b)N/A    (b)N/A       (b)$9.423    (b)$11.269   (b)$9.986    (b)$10.431
  Ending Number of AUs...........  (a)N/A      (a)N/A    (a)437,573   (a)645,426   (a)597,318   (a)557,843   (a)499,257
                                   (b)N/A      (b)N/A    (b)N/A       (b)445       (b)0         (b)0         (b)0

-----------------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas (Inception Date: 05/01/08)
  Beginning AUV..................  (a)N/A      (a)N/A    (a)$10.000   (a)$5.424    (a)$7.183    (a)$8.862    (a)$7.481
                                   (b)N/A      (b)N/A    (b)N/A       (b)$5.599    (b)$7.102    (b)$8.759    (b)$7.404
  Ending AUV.....................  (a)N/A      (a)N/A    (a)$5.424    (a)$7.183    (a)$8.862    (a)$7.481    (a)$8.480
                                   (b)N/A      (b)N/A    (b)N/A       (b)$7.102    (b)$8.759    (b)$7.404    (b)$8.408
  Ending Number of AUs...........  (a)N/A      (a)N/A    (a)331,182   (a)469,350   (a)442,305   (a)433,913   (a)398,108
                                   (b)N/A      (b)N/A    (b)N/A       (b)248       (b)0         (b)0         (b)0

-----------------------------------------------------------------------------------------------------------------------


T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES

-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
  Beginning AUV..................  (a)N/A      (a)N/A    (a)$10.000   (a)$6.560    (a)$8.923    (a)$10.398   (a)$11.426
                                   (b)N/A      (b)N/A    (b)N/A       (b)$6.404    (b)$8.739    (b)$10.099   (b)$11.059
  Ending AUV.....................  (a)N/A      (a)N/A    (a)$6.560    (a)$8.923    (a)$10.398   (a)$11.426   (a)$12.253
                                   (b)N/A      (b)N/A    (b)N/A       (b)$8.739    (b)$10.099   (b)$11.059   (b)$11.888
  Ending Number of AUs...........  (a)N/A      (a)N/A    (a)75,477    (a)117,888   (a)126,566   (a)186,388   (a)161,095
                                   (b)N/A      (b)N/A    (b)N/A       (b)110       (b)0         (b)0         (b)0

-----------------------------------------------------------------------------------------------------------------------

T. Rowe Price Equity Income II (Inception Date: 05/01/08)
  Beginning AUV..................  (a)N/A      (a)N/A    (a)$10.000   (a)$6.209    (a)$8.799    (a)$9.789    (a)$9.732
                                   (b)N/A      (b)N/A    (b)N/A       (b)$6.232    (b)$8.655    (b)$9.565    (b)$9.450
  Ending AUV.....................  (a)N/A      (a)N/A    (a)$6.209    (a)$8.799    (a)$9.789    (a)$9.732    (a)$11.497
                                   (b)N/A      (b)N/A    (b)N/A       (b)$8.655    (b)$9.565    (b)$9.450    (b)$11.092
  Ending Number of AUs...........  (a)N/A      (a)N/A    (a)302,702   (a)388,582   (a)399,336   (a)376,337   (a)367,320
                                   (b)N/A      (b)N/A    (b)N/A       (b)869       (b)1,240     (b)1,312     (b)1,183

-----------------------------------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELECT PORTFOLIOS


                                    FISCAL        FISCAL        FISCAL        FISCAL
                      INCEPTION      YEAR          YEAR          YEAR          YEAR
                         TO          ENDED         ENDED         ENDED         ENDED
                       4/30/04      4/30/05       4/30/06       4/30/07       4/30/08
---------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

---------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$7.629   (a)$8.103     (a)$8.382     (a)$9.564     (a)$10.339
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$8.103   (a)$8.382     (a)$9.564     (a)$10.339    (a)$10.971
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)400,808  (a)1,575,108  (a)1,966,198  (a)2,162,009  (a)2,197,613
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$10.868  (a)$11.646    (a)$12.503    (a)$14.414    (a)$16.630
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$11.646  (a)$12.503    (a)$14.414    (a)$16.630    (a)$15.389
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)252,748  (a)1,140,099  (a)1,498,973  (a)1,670,981  (a)1,530,605
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$13.002  (a)$13.747    (a)$13.971    (a)$18.166    (a)$19.634
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$13.747  (a)$13.971    (a)$18.166    (a)$19.634    (a)$19.547
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)237,495  (a)896,456    (a)1,093,996  (a)1,199,516  (a)1,062,082
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$15.751  (a)$17.248    (a)$19.747    (a)$23.619    (a)$27.511
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$17.248  (a)$19.747    (a)$23.619    (a)$27.511    (a)$23.983
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)184,956  (a)761,202    (a)962,194    (a)1,091,238  (a)1,017,911
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$10.224  (a)$10.385    (a)$10.345    (a)$12.854    (a)$13.785
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$10.385  (a)$10.345    (a)$12.854    (a)$13.785    (a)$11.484
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)330,267  (a)1,250,380  (a)1,529,807  (a)1,564,875  (a)1,543,423
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

                        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                         YEAR          YEAR          YEAR          YEAR          YEAR
                         ENDED         ENDED         ENDED         ENDED         ENDED
                        4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
-----------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

-----------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$10.971    (a)$7.054     (a)$9.363     (a)$10.559    (a)$11.015
                     (b)N/A        (b)$6.750     (b)$8.857     (b)$9.828     (b)$10.197
  Ending AUV.......  (a)$7.054     (a)$9.363     (a)$10.559    (a)$11.015    (a)$12.202
                     (b)N/A        (b)$8.857     (b)$9.828     (b)$10.197    (b)$11.315
  Ending Number of
     AUs...........  (a)1,629,965  (a)1,539,531  (a)1,619,009  (a)1,264,183  (a)1,009,333
                     (b)N/A        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------

Large Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$15.389    (a)$9.821     (a)$13.819    (a)$15.589    (a)$15.338
                     (b)N/A        (b)$9.626     (b)$13.183    (b)$14.797    (b)$14.511
  Ending AUV.......  (a)$9.821     (a)$13.819    (a)$15.589    (a)$15.338    (a)$17.931
                     (b)N/A        (b)$13.183    (b)$14.797    (b)$14.511    (b)$16.945
  Ending Number of
     AUs...........  (a)1,241,544  (a)1,144,420  (a)913,974    (a)751,425    (a)588,733
                     (b)N/A        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$19.547    (a)$12.407    (a)$17.871    (a)$22.474    (a)$21.533
                     (b)N/A        (b)$11.665    (b)$17.033    (b)$21.295    (b)$20.343
  Ending AUV.......  (a)$12.407    (a)$17.871    (a)$22.474    (a)$21.533    (a)$23.909
                     (b)N/A        (b)$17.033    (b)$21.295    (b)$20.343    (b)$22.583
  Ending Number of
     AUs...........  (a)870,588    (a)810,304    (a)657,149    (a)539,351    (a)416,862
                     (b)N/A        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$23.983    (a)$15.124    (a)$22.158    (a)$26.337    (a)$25.025
                     (b)N/A        (b)$14.200    (b)$21.012    (b)$24.798    (b)$23.448
  Ending AUV.......  (a)$15.124    (a)$22.158    (a)$26.337    (a)$25.025    (a)$29.498
                     (b)N/A        (b)$21.012    (b)$24.798    (b)$23.448    (b)$27.546
  Ending Number of
     AUs...........  (a)849,541    (a)783,240    (a)628,717    (a)524,685    (a)418,720
                     (b)N/A        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------

Small Cap (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$11.484    (a)$7.949     (a)$11.672    (a)$14.005    (a)$13.176
                     (b)N/A        (b)$7.521     (b)$11.174    (b)$13.324    (b)$12.456
  Ending AUV.......  (a)$7.949     (a)$11.672    (a)$14.005    (a)$13.176    (a)$14.391
                     (b)N/A        (b)$11.174    (b)$13.324    (b)$12.456    (b)$13.516
  Ending Number of
     AUs...........  (a)1,294,024  (a)1,276,790  (a)993,022    (a)761,481    (a)618,311
                     (b)N/A        (b)442        (b)895        (b)995        (b)954

-----------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                    FISCAL        FISCAL        FISCAL        FISCAL
                      INCEPTION      YEAR          YEAR          YEAR          YEAR
                         TO          ENDED         ENDED         ENDED         ENDED
                       4/30/04      4/30/05       4/30/06       4/30/07       4/30/08
---------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES -- (CONTINUED)

---------------------------------------------------------------------------------------
International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$7.028   (a)$7.816     (a)$8.588     (a)$11.380    (a)$13.013
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$7.816   (a)$8.588     (a)$11.380    (a)$13.013    (a)$12.578
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)347,046  (a)1,492,650  (a)2,023,915  (a)2,451,861  (a)2,626,433
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$11.770  (a)$11.684    (a)$12.029    (a)$11.793    (a)$12.386
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$11.684  (a)$12.029    (a)$11.793    (a)$12.386    (a)$12.923
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)323,059  (a)1,186,874  (a)1,289,659  (a)1,284,059  (a)1,862,379
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Real Return (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)N/A      (a)$10.000    (a)$9.674     (a)$10.224    (a)$10.985
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)N/A      (a)$9.674     (a)$10.224    (a)$10.985    (a)$10.923
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)N/A      (a)47,005     (a)296,592    (a)491,027    (a)537,007
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Cash Management (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$10.680  (a)$10.614    (a)$10.561    (a)$10.736    (a)$11.072
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$10.614  (a)$10.561    (a)$10.736    (a)$11.072    (a)$11.247
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)338,224  (a)567,574    (a)627,171    (a)1,604,826  (a)1,970,405
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

                        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                         YEAR          YEAR          YEAR          YEAR          YEAR
                         ENDED         ENDED         ENDED         ENDED         ENDED
                        4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
-----------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES -- (CONTINUED)

-----------------------------------------------------------------------------------------
International Equity (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$12.578    (a)$6.992     (a)$9.252     (a)$10.823    (a)$9.313
                     (b)N/A        (b)$6.985     (b)$8.838     (b)$10.274    (b)$8.783
  Ending AUV.......  (a)$6.992     (a)$9.252     (a)$10.823    (a)$9.313     (a)$10.505
                     (b)N/A        (b)$8.838     (b)$10.274    (b)$8.783     (b)$9.844
  Ending Number of
     AUs...........  (a)2,097,427  (a)2,045,471  (a)1,694,620  (a)1,318,843  (a)1,082,925
                     (b)N/A        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------

Diversified Fixed Income (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$12.923    (a)$12.743    (a)$13.791    (a)$14.429    (a)$15.216
                     (b)N/A        (b)$12.245    (b)$12.924    (b)$13.356    (b)$13.936
  Ending AUV.......  (a)$12.743    (a)$13.791    (a)$14.429    (a)$15.216    (a)$15.642
                     (b)N/A        (b)$12.924    (b)$13.356    (b)$13.936    (b)$14.160
  Ending Number of
     AUs...........  (a)1,703,409  (a)1,499,237  (a)1,334,391  (a)1,041,446  (a)855,198
                     (b)N/A        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------

Real Return (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)$10.923    (a)$9.733     (a)$11.413    (a)$11.777    (a)$12.171
                     (b)N/A        (b)$9.559     (b)$10.943    (b)$11.221    (b)$11.519
  Ending AUV.......  (a)$9.733     (a)$11.413    (a)$11.777    (a)$12.171    (a)$12.303
                     (b)N/A        (b)$10.943    (b)$11.221    (b)$11.519    (b)$11.571
  Ending Number of
     AUs...........  (a)607,700    (a)691,039    (a)622,236    (a)578,737    (a)463,717
                     (b)N/A        (b)1,511      (b)698        (b)727        (b)744

-----------------------------------------------------------------------------------------

Cash Management (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$11.247    (a)$11.122    (a)$10.928    (a)$10.719    (a)$10.506
                     (b)N/A        (b)$10.626    (b)$10.279    (b)$9.898     (b)$9.548
  Ending AUV.......  (a)$11.122    (a)$10.928    (a)$10.719    (a)$10.506    (a)$10.300
                     (b)N/A        (b)$10.279    (b)$9.898     (b)$9.548     (b)$9.325
  Ending Number of
     AUs...........  (a)2,799,589  (a)1,655,703  (a)1,526,174  (a)1,229,948  (a)992,989
                     (b)N/A        (b)0          (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOCUSED PORTFOLIOS


                                    FISCAL        FISCAL        FISCAL        FISCAL
                      INCEPTION      YEAR          YEAR          YEAR          YEAR
                         TO          ENDED         ENDED         ENDED         ENDED
                       4/30/04      4/30/05       4/30/06       4/30/07       4/30/08
---------------------------------------------------------------------------------------



SEASONS SERIES TRUST -- CLASS 3 SHARES

---------------------------------------------------------------------------------------
Focus Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$6.862   (a)$7.133     (a)$6.791     (a)$8.099     (a)$8.339
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$7.133   (a)$6.791     (a)$8.099     (a)$8.339     (a)$8.776
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)638,434  (a)1,813,875  (a)2,186,196  (a)2,051,199  (a)2,074,125
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Focus Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$11.626  (a)$12.277    (a)$13.559    (a)$16.141    (a)$19.517
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)$12.277  (a)$13.559    (a)$16.141    (a)$19.517    (a)$17.941
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)213,874  (a)775,409    (a)969,738    (a)1,176,543  (a)1,088,999
                     (b)N/A      (b)N/A        (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

                        FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                         YEAR          YEAR          YEAR          YEAR          YEAR
                         ENDED         ENDED         ENDED         ENDED         ENDED
                        4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
-----------------------------------------------------------------------------------------



SEASONS SERIES TRUST -- CLASS 3 SHARES

-----------------------------------------------------------------------------------------
Focus Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$8.776     (a)$5.558     (a)$7.738     (a)$10.051    (a)$9.732
                     (b)N/A        (b)$5.271     (b)$7.329     (b)$9.447     (b)$9.088
  Ending AUV.......  (a)$5.558     (a)$7.738     (a)$10.051    (a)$9.732     (a)$9.885
                     (b)N/A        (b)$7.329     (b)$9.447     (b)$9.088     (b)$9.175
  Ending Number of
     AUs...........  (a)1,662,300  (a)1,261,285  (a)2,644,347  (a)2,075,892  (a)1,567,393
                     (b)N/A        (b)0          (b)1,273      (b)1,422      (b)1,456

-----------------------------------------------------------------------------------------

Focus Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV....  (a)$17.941    (a)$12.223    (a)$16.212    (a)$18.333    (a)$16.461
                     (b)N/A        (b)$11.859    (b)$15.396    (b)$17.305    (b)$15.466
  Ending AUV.......  (a)$12.223    (a)$16.212    (a)$18.333    (a)$16.461    (a)$18.597
                     (b)N/A        (b)$15.396    (b)$17.305    (b)$15.466    (b)$17.422
  Ending Number of
     AUs...........  (a)844,747    (a)719,926    (a)608,545    (a)521,119    (a)390,685
                     (b)N/A        (b)922        (b)0          (b)0          (b)0

-----------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MANAGED ALLOCATION PORTFOLIOS


                                  FISCAL       FISCAL        FISCAL        FISCAL
                     INCEPTION     YEAR         YEAR          YEAR          YEAR
                         TO        ENDED        ENDED         ENDED         ENDED
                      4/30/04     4/30/05      4/30/06       4/30/07       4/30/08
------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

------------------------------------------------------------------------------------
Allocation Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)N/A     (a)$10.000  (a)$9.576     (a)$11.500    (a)$12.826
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)N/A     (a)$9.576   (a)$11.500    (a)$12.826    (a)$12.157
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)N/A     (a)245,215  (a)1,633,946  (a)4,411,940  (a)5,243,308
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A

------------------------------------------------------------------------------------

Allocation Moderate Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)N/A     (a)$10.000  (a)$9.638     (a)$11.223    (a)$12.418
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)N/A     (a)$9.638   (a)$11.223    (a)$12.418    (a)$11.929
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)N/A     (a)299,510  (a)2,564,162  (a)6,131,817  (a)9,703,959
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A

------------------------------------------------------------------------------------

Allocation Moderate (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)N/A     (a)$10.000  (a)$9.691     (a)$10.967    (a)$12.041
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)N/A     (a)$9.691   (a)$10.967    (a)$12.041    (a)$11.713
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)N/A     (a)280,165  (a)2,016,797  (a)3,615,558  (a)4,990,197
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A

------------------------------------------------------------------------------------

Allocation Balanced (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)N/A     (a)$10.000  (a)$9.749     (a)$10.693    (a)$11.622
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending AUV.......  (a)N/A     (a)$9.749   (a)$10.693    (a)$11.622    (a)$11.450
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs...........  (a)N/A     (a)420,059  (a)892,905    (a)1,823,557  (a)3,131,396
                     (b)N/A     (b)N/A      (b)N/A        (b)N/A        (b)N/A

------------------------------------------------------------------------------------

                         FISCAL         FISCAL         FISCAL         FISCAL         FISCAL
                          YEAR           YEAR           YEAR           YEAR           YEAR
                         ENDED          ENDED          ENDED          ENDED          ENDED
                        4/30/09        4/30/10        4/30/11        4/30/12        4/30/13
----------------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

----------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)$12.157     (a)$7.696      (a)$10.554     (a)$12.168     (a)$11.404
                     (b)N/A         (b)$7.586      (b)$10.226     (b)$11.712     (b)$10.906
  Ending AUV.......  (a)$7.696      (a)$10.554     (a)$12.168     (a)$11.404     (a)$12.757
                     (b)N/A         (b)$10.226     (b)$11.712     (b)$10.906     (b)$12.121
  Ending Number of
     AUs...........  (a)4,980,867   (a)4,339,324   (a)3,525,214   (a)3,049,374   (a)2,539,157
                     (b)N/A         (b)0           (b)0           (b)0           (b)0

----------------------------------------------------------------------------------------------

Allocation Moderate Growth (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)$11.929     (a)$8.094      (a)$10.633     (a)$11.995     (a)$11.572
                     (b)N/A         (b)$7.962      (b)$10.275     (b)$11.516     (b)$11.038
  Ending AUV.......  (a)$8.094      (a)$10.633     (a)$11.995     (a)$11.572     (a)$12.720
                     (b)N/A         (b)$10.275     (b)$11.516     (b)$11.038     (b)$12.055
  Ending Number of
     AUs...........  (a)13,687,068  (a)13,903,229  (a)12,930,465  (a)11,486,647  (a)10,554,582
                     (b)N/A         (b)24,292      (b)27,715      (b)27,715      (b)27,715

----------------------------------------------------------------------------------------------

Allocation Moderate (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)$11.713     (a)$8.498      (a)$10.943     (a)$12.209     (a)$11.955
                     (b)N/A         (b)$8.333      (b)$10.537     (b)$11.680     (b)$11.363
  Ending AUV.......  (a)$8.498      (a)$10.943     (a)$12.209     (a)$11.955     (a)$13.017
                     (b)N/A         (b)$10.537     (b)$11.680     (b)$11.363     (b)$12.292
  Ending Number of
     AUs...........  (a)6,302,944   (a)6,134,679   (a)5,513,530   (a)4,914,155   (a)4,446,729
                     (b)N/A         (b)4,969       (b)943         (b)1,461       (b)1,980

----------------------------------------------------------------------------------------------

Allocation Balanced (Inception Date: (a) 2/14/05 (b) 5/13/09)
  Beginning AUV....  (a)$11.450     (a)$8.893      (a)$11.045     (a)$12.133     (a)$12.177
                     (b)N/A         (b)$8.696      (b)$10.594     (b)$11.562     (b)$11.529
  Ending AUV.......  (a)$8.893      (a)$11.045     (a)$12.133     (a)$12.177     (a)$13.151
                     (b)N/A         (b)$10.594     (b)$11.562     (b)$11.529     (b)$12.370
  Ending Number of
     AUs...........  (a)4,761,842   (a)5,055,572   (a)4,921,184   (a)4,886,391   (a)4,547,353
                     (b)N/A         (b)0           (b)0           (b)0           (b)0

----------------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEASONS STRATEGIES


                                    FISCAL        FISCAL        FISCAL        FISCAL
                     INCEPTION       YEAR          YEAR          YEAR          YEAR
                        TO          ENDED          ENDED         ENDED         ENDED
                      4/30/04      4/30/05        4/30/06       4/30/07       4/30/08
---------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

---------------------------------------------------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$14.250  (a)$14.879     (a)$15.596    (a)$17.928    (a)$19.809
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV......  (a)$14.879  (a)$15.596     (a)$17.928    (a)$19.809    (a)$19.778
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..........  (a)285,421  (a)1,227,721   (a)1,644,116  (a)1,981,456  (a)2,240,470
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$14.208  (a)$14.726     (a)$15.360    (a)$17.343    (a)$19.067
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV......  (a)$14.726  (a)$15.360     (a)$17.343    (a)$19.067    (a)$18.974
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..........  (a)828,761  (a)2,808,761   (a)3,525,519  (a)3,862,365  (a)3,684,407
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$13.925  (a)$14.386     (a)$15.028    (a)$16.452    (a)$17.978
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV......  (a)$14.386  (a)$15.028     (a)$16.452    (a)$17.978    (a)$18.179
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..........  (a)462,446  (a)2,273,244   (a)2,601,896  (a)2,696,050  (a)2,449,865
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

Conservative Growth (Inception Date: (a)11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$13.875  (a)$14.206     (a)$14.784    (a)$15.837    (a)$17.186
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending AUV......  (a)$14.206  (a)$14.784     (a)$15.837    (a)$17.186    (a)$17.314
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A
  Ending Number of
     AUs..........  (a)419,883  (a) 1,354,541  (a)1,470,241  (a)1,526,721  (a)1,775,391
                    (b)N/A      (b)N/A         (b)N/A        (b)N/A        (b)N/A

---------------------------------------------------------------------------------------

                       FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                        YEAR          YEAR          YEAR          YEAR          YEAR
                        ENDED         ENDED         ENDED         ENDED         ENDED
                       4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
----------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 3 SHARES

----------------------------------------------------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$19.778    (a)$14.063    (a)$18.745    (a)$21.313    (a)$21.631
                    (b)N/A        (b)$13.522    (b)$17.786    (b)$20.153    (b)$20.253
  Ending AUV......  (a)$14.063    (a)$18.745    (a)$21.313    (a)$21.631    (a)$23.406
                    (b)N/A        (b)$17.786    (b)$20.153    (b)$20.253    (b)$21.551
  Ending Number of
     AUs..........  (a)1,952,642  (a)1,752,984  (a)1,600,941  (a)1,242,524  (a)1,062,900
                    (b)N/A        (b)0          (b)0          (b)0          (b)0

----------------------------------------------------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$18.974    (a)$14.056    (a)$18.471    (a)$20.726    (a)$21.077
                    (b)N/A        (b)$13.561    (b)$17.571    (b)$19.644    (b)$19.798
  Ending AUV......  (a)$14.056    (a)$18.471    (a)$20.726    (a)$21.077    (a)$22.740
                    (b)N/A        (b)$17.571    (b)$19.644    (b)$19.798    (b)$21.028
  Ending Number of
     AUs..........  (a)3,143,400  (a)2,797,221  (a)2,487,770  (a)2,013,365  (a)1,704,450
                    (b)N/A        (b)0          (b)0          (b)0          (b)0

----------------------------------------------------------------------------------------
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$18.179    (a)$14.087    (a)$18.050    (a)$19.923    (a)$20.517
                    (b)N/A        (b)$13.619    (b)$17.168    (b)$18.875    (b)$19.306
  Ending AUV......  (a)$14.087    (a)$18.050    (a)$19.923    (a)$20.517    (a)$22.174
                    (b)N/A        (b)$17.168    (b)$18.875    (b)$19.306    (b)$20.625
  Ending Number of
     AUs..........  (a)1,959,322  (a)1,819,225  (a)1,575,141  (a)1,311,138  (a)1,063,965
                    (b)N/A        (b)0          (b)0          (b)0          (b)0

----------------------------------------------------------------------------------------

Conservative Growth (Inception Date: (a)11/17/03 (b) 5/13/09)
  Beginning AUV...  (a)$17.314    (a)$14.189    (a)$17.840    (a)$19.412    (a)$20.062
                    (b)N/A        (b)$13.727    (b)$16.803    (b)$18.082    (b)$18.190
  Ending AUV......  (a)$14.189    (a)$17.840    (a)$19.412    (a)$20.062    (a)$21.525
                    (b)N/A        (b)$16.803    (b)$18.082    (b)$18.190    (b)$18.758
  Ending Number of
     AUs..........  (a)1,642,066  (a)1,590,132  (a)1,356,982  (a)1,315,573  (a)1,041,998
                    (b)N/A        (b)0          (b)0          (b)0          (b)0

----------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit
     The Separate Account has a fiscal year end of April 30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELECT PORTFOLIOS


                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/04       4/30/05       4/30/06       4/30/07       4/30/08
--------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
--------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$6.806     (a)$8.101     (a)$8.386     (a)$9.580     (a)$10.366
                  (b)$6.763     (b)$8.029     (b)$8.291     (b)$9.448     (b)$10.197
  Ending AUV....  (a)$8.101     (a)$8.386     (a)$9.580     (a)$10.366    (a)$11.010
                  (b)$8.029     (b)$8.291     (b)$9.448     (b)$10.197    (b)$10.804
  Ending Number
     of AUs.....  (a)2,278,875  (a)2,111,495  (a)2,133,707  (a)1,890,353  (a)1,587,170
                  (b)5,712,326  (b)5,308,523  (b)5,118,417  (b)4,408,016  (b)3,683,824
--------------------------------------------------------------------------------------

Large Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$9.433     (a)$11.652    (a)$12.520    (a)$14.450    (a)$16.688
                  (b)$9.374     (b)$11.550    (b)$12.379    (b)$14.251    (b)$16.417
  Ending AUV....  (a)$11.652    (a)$12.520    (a)$14.450    (a)$16.688    (a)$15.457
                  (b)$11.550    (b)$12.379    (b)$14.251    (b)$16.417    (b)$15.169
  Ending Number
     of AUs.....  (a)2,077,059  (a)2,134,246  (a)2,066,847  (a)1,887,204  (a)1,506,263
                  (b)4,937,302  (b)4,987,569  (b)4,461,377  (b)4,034,813  (b)3,272,051
--------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$10.242    (a)$13.748    (a)$13.984    (a)$18.201    (a)$19.692
                  (b)$10.178    (b)$13.627    (b)$13.827    (b)$17.952    (b)$19.374
  Ending AUV....  (a)$13.748    (a)$13.984    (a)$18.201    (a)$19.692    (a)$19.624
                  (b)$13.627    (b)$13.827    (b)$17.952    (b)$19.374    (b)$19.259
  Ending Number
     of AUs.....  (a)1,315,460  (a)1,216,232  (a)1,288,130  (a)1,161,992  (a)985,100
                  (b)3,257,802  (b)2,939,384  (b)2,881,797  (b)2,417,823  (b)2,001,839
--------------------------------------------------------------------------------------

Mid Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$13.157    (a)$17.260    (a)$19.777    (a)$23.679    (a)$27.609
                  (b)$13.073    (b)$17.107    (b)$19.554    (b)$23.353    (b)$27.160
  Ending AUV....  (a)$17.260    (a)$ 19.777   (a)$23.679    (a)$27.609    (a)$24.093
                  (b)$17.107    (b)$19.554    (b)$23.353    (b)$27.160    (b)$23.642
  Ending Number
     of AUs.....  (a)1,300,186  (a)1,542,783  (a)1,398,665  (a)1,226,521  (a)873,599
                  (b)3,090,567  (b)3,227,769  (b)2,905,698  (b)2,474,885  (b)1,951,092
--------------------------------------------------------------------------------------

Small Cap (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$8.091     (a)$10.387    (a)$10.357    (a)$12.882    (a)$13.829
                  (b)$8.040     (b)$10.295    (b)$10.240    (b)$12.704    (b)$13.604
  Ending AUV....  (a)$10.387    (a)$10.357    (a)$12.882    (a)$13.829    (a)$11.532
                  (b)$10.295    (b)$10.240    (b)$12.704    (b)$13.604    (b)$11.317
  Ending Number
     of AUs.....  (a)1,608,225  (a)1,499,655  (a)1,539,229  (a)1,270,683  (a)1,039,564
                  (b)3,597,088  (b)3,277,172  (b)3,255,160  (b)2,659,514  (b)2,245,633
--------------------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$5.829     (a)$7.817     (a)$8.597     (a)$11.404    (a)$13.054
                  (b)$5.802     (b)$7.762     (b)$8.516     (b)$11.267    (b)$12.865
  Ending AUV....  (a)$7.817     (a)$8.597     (a)$11.404    (a)$13.054    (a)$12.630
                  (b)$7.762     (b)$8.516     (b)$11.267    (b)$12.865    (b)$12.417
  Ending Number
     of AUs.....  (a)2,159,492  (a)2,561,246  (a)2,947,527  (a)3,127,449  (a)2,563,402
                  (b)4,127,078  (b)4,992,053  (b)5,458,580  (b)5,841,930  (b)4,543,632
--------------------------------------------------------------------------------------

                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
--------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
--------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$11.010    (a)$7.086     (a)$9.415     (a)$10.628    (a)$11.098
                  (b)$10.804    (b)$6.936     (b)$9.193     (b)$10.351    (b)$10.782
  Ending AUV....  (a)$7.086     (a)$9.415     (a)$10.628    (a)$11.098    (a)$12.306
                  (b)$6.936     (b)$9.193     (b)$10.351    (b)$10.782    (b)$11.926
  Ending Number
     of AUs.....  (a)1,163,320  (a)1,046,003  (a)1,071,878  (a)759,843    (a)572,655
                  (b)2,811,120  (b)2,495,735  (b)2,624,981  (b)1,972,060  (b)1,657,601
--------------------------------------------------------------------------------------

Large Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$15.457    (a)$9.874     (a)$13.908    (a)$15.704    (a)$15.466
                  (b)$15.169    (b)$9.666     (b)$13.580    (b)$15.296    (b)$15.027
  Ending AUV....  (a)$9.874     (a)$13.908    (a)$15.704    (a)$15.466    (a)$18.099
                  (b)$9.666     (b)$13.580    (b)$15.296    (b)$15.027    (b)$17.541
  Ending Number
     of AUs.....  (a)1,082,265  (a)914,433    (a)683,291    (a)500,481    (a)380,668
                  (b)2,407,696  (b)1,975,699  (b)1,661,515  (b)1,354,227  (b)1,138,377
--------------------------------------------------------------------------------------

Mid Cap Growth (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$19.624    (a)$12.468    (a)$17.977    (a)$22.629    (a)$21.703
                  (b)$19.259    (b)$12.206    (b)$17.554    (b)$22.042    (b)$21.087
  Ending AUV....  (a)$12.468    (a)$17.977    (a)$22.629    (a)$21.703    (a)$24.123
                  (b)$12.206    (b)$17.554    (b)$22.042    (b)$21.087    (b)$23.380
  Ending Number
     of AUs.....  (a)699,117    (a)565,741    (a)435,739    (a)308,040    (a)204,652
                  (b)1,508,677  (b)1,240,865  (b)1,029,352  (b)834,462    (b)690,049
--------------------------------------------------------------------------------------

Mid Cap Value (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$24.093    (a)$15.209    (a)$22.303    (a)$26.535    (a)$25.239
                  (b)$23.642    (b)$14.887    (b)$21.777    (b)$25.844    (b)$24.520
  Ending AUV....  (a)$15.209    (a)$22.303    (a)$26.535    (a)$25.239    (a)$29.779
                  (b)$14.887    (b)$21.777    (b)$25.844    (b)$24.520    (b)$28.860
  Ending Number
     of AUs.....  (a)602,158    (a)484,246    (a)392,002    (a)296,779    (a)229,990
                  (b)1,410,138  (b)1,173,234  (b)1,016,522  (b)805,441    (b)680,124
--------------------------------------------------------------------------------------

Small Cap (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$11.532    (a)$7.990     (a)$11.744    (a)$14.106    (a)$13.284
                  (b)$11.317    (b)$7.822     (b)$11.467    (b)$13.739    (b)$12.906
  Ending AUV....  (a)$7.990     (a)$11.744    (a)$14.106    (a)$13.284    (a)$14.523
                  (b)$7.822     (b)$11.467    (b)$13.739    (b)$12.906    (b)$14.075
  Ending Number
     of AUs.....  (a)789,589    (a)732,913    (a)578,676    (a)467,143    (a)364,265
                  (b)1,696,765  (b)1,483,200  (b)1,158,520  (b)945,377    (b)775,828
--------------------------------------------------------------------------------------
International Equity (Inception Date: 3/1/99)
  Beginning
     AUV........  (a)$12.630    (a)$7.028     (a)$9.309     (a)$10.901    (a)$9.389
                  (b)$12.417    (b)$6.892     (b)$9.106     (b)$10.637    (b)$9.139
  Ending AUV....  (a)$7.028     (a)$9.309     (a)$10.901    (a)$9.389     (a)$10.602
                  (b)$6.892     (b)$9.106     (b)$10.637    (b)$9.139     (b)$10.293
  Ending Number
     of AUs.....  (a)1,644,230  (a)1,196,850  (a)798,153    (a)635,033    (a)465,374
                  (b)3,075,454  (b)2,558,905  (b)2,041,775  (b)1,635,690  (b)1,325,335
--------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/04       4/30/05       4/30/06       4/30/07       4/30/08
--------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES* -- (CONTINUED)
--------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning
     AUV........  (a)$11.733    (a)$11.680    (a)$12.036    (a)$11.812    (a)$12.418
                  (b)$11.658    (b)$11.577    (b)$11.900    (b)$11.650    (b)$12.216
  Ending AUV....  (a)$11.680    (a)$12.036    (a)$11.812    (a)$12.418    (a)$12.969
                  (b)$11.577    (b)$11.900    (b)$11.650    (b)$12.216    (b)$12.727
  Ending Number
     of AUs.....  (a)3,279,348  (a)2,948,566  (a)2,524,010  (a)2,308,705  (a)2,292,110
                  (b)6,462,854  (b)5,308,150  (b)4,347,061  (b)3,799,867  (b)4,557,017
--------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning
     AUV........  (a)$10.753    (a)$10.620    (a)$10.577    (a)$10.763    (a)$11.111
                  (b)$10.685    (b)$10.526    (b)$10.458    (b)$10.614    (b)$10.930
  Ending AUV....  (a)$10.620    (a)$ 10.577   (a)$10.763    (a)$11.111    (a)$11.300
                  (b)$10.526    (b)$10.458    (b)$10.614    (b)$10.930    (b)$11.089
  Ending Number
     of AUs.....  (a)2,008,414  (a)1,485,439  (a)1,198,650  (a)1,228,657  (a)1,614,214
                  (b)2,166,413  (b)2,357,351  (b)1,463,353  (b)1,748,833  (b)2,692,599
--------------------------------------------------------------------------------------

                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
--------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES* -- (CONTINUED)
--------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 3/10/99)
  Beginning
     AUV........  (a)$12.969    (a)$12.802    (a)$13.869    (a)$14.525    (a)$15.334
                  (b)$12.727    (b)$12.531    (b)$13.542    (b)$14.147    (b)$14.897
  Ending AUV....  (a)$12.802    (a)$13.869    (a)$14.525    (a)$15.334    (a)$15.778
                  (b)$12.531    (b)$13.542    (b)$14.147    (b)$14.897    (b)$15.290
  Ending Number
     of AUs.....  (a)1,665,792  (a)1,452,667  (a)1,017,191  (a)777,308    (a)599,088
                  (b)3,232,718  (b)2,866,380  (b)2,272,862  (b)1,966,989  (b)1,699,400
--------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning
     AUV........  (a)$11.300    (a)$11.185    (a)$11.001    (a)$10.801    (a)$10.597
                  (b)$11.089    (b)$10.949    (b)$10.741    (b)$10.520    (b)$10.296
  Ending AUV....  (a)$11.185    (a)$11.001    (a)$10.801    (a)$10.597    (a)$10.400
                  (b)$10.949    (b)$10.741    (b)$10.520    (b)$10.296    (b)$10.079
  Ending Number
     of AUs.....  (a)1,841,700  (a)965,233    (a)626,620    (a)397,793    (a)247,232
                  (b)3,173,466  (b)1,451,060  (b)816,197    (b)721,584    (b)538,928
--------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOCUSED PORTFOLIOS




                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/04       4/30/05       4/30/06       4/30/07       4/30/08
--------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
--------------------------------------------------------------------------------------
Focus Growth** (Inception Date: 7/7/00)
  Beginning
     AUV........  (a)$5.576     (a)$7.134     (a)$6.798     (a)$8.116     (a)$8.364
                  (b)$5.541     (b)$7.071     (b)$6.722     (b)$8.004     (b)$8.229
  Ending AUV....  (a)$7.134     (a)$6.798     (a)$8.116     (a)$8.364     (a)$8.812
                  (b)$7.071     (b)$6.722     (b)$8.004     (b)$8.229     (b)$8.648
  Ending Number
     of AUs.....  (a)3,296,151  (a)3,051,901  (a)2,851,643  (a)2,318,995  (a)2,211,890
                  (b)5,224,743  (b)4,934,373  (b)4,411,406  (b)3,739,184  (b)3,459,989
--------------------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
  Beginning
     AUV........  (a)$9.425     (a)$12.277    (a)$13.578    (a)$16.180    (a)$19.584
                  (b)$9.390     (b)$12.188    (b)$13.459    (b)$15.998    (b)$19.315
  Ending AUV....  (a)$12.277    (a)$13.578    (a)$16.180    (a)$19.584    (a)$18.019
                  (b)$12.188    (b)$13.459    (b)$15.998    (b)$19.315    (b)$17.728
  Ending Number
     of AUs.....  (a)213,874    (a)1,566,295  (a)1,556,174  (a)1,523,794  (a)1,330,435
                  (b)170,927    (b)2,039,448  (b)2,052,207  (b)2,066,504  (b)1,805,384
--------------------------------------------------------------------------------------

                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
--------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
--------------------------------------------------------------------------------------
Focus Growth** (Inception Date: 7/7/00)
  Beginning
     AUV........  (a)$8.812     (a)$5.586     (a)$7.786     (a)$10.123    (a)$9.811
                  (b)$8.648     (b)$5.468     (b)$7.602     (b)$9.861     (b)$9.533
  Ending AUV....  (a)$5.586     (a)$7.786     (a)$10.123    (a)$9.811     (a)$9.976
                  (b)$5.468     (b)$7.602     (b)$9.861     (b)$9.533     (b)$9.668
  Ending Number
     of AUs.....  (a)1,657,825  (a)1,210,834  (a)2,033,446  (a)1,567,726  (a)1,097,372
                  (b)2,633,133  (b)2,083,092  (b)3,223,550  (b)2,557,777  (b)2,038,057
--------------------------------------------------------------------------------------
Focus Value (Inception Date: 10/04/01)
  Beginning
     AUV........  (a)$18.019    (a)$12.288    (a)$16.316    (a)$18.468    (a)$16.600
                  (b)$17.728    (b)$12.059    (b)$15.972    (b)$18.034    (b)$16.169
  Ending AUV....  (a)$12.288    (a)$16.316    (a)$18.468    (a)$16.600    (a)$18.773
                  (b)$12.059    (b)$15.972    (b)$18.034    (b)$16.169    (b)$18.240
  Ending Number
     of AUs.....  (a)825,643    (a)611,248    (a)473,087    (a)348,429    (a)249,670
                  (b)1,289,395  (b)999,193    (b)782,521    (b)642,295    (b)537,137
--------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).
     ** On October 4, 2010, the Focus TechNet Variable Portfolio and Focus
        Growth and Income Variable Portfolio merged into the Focus Growth Variable Portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SEASONS STRATEGIES




                      FISCAL         FISCAL        FISCAL        FISCAL        FISCAL
                       YEAR           YEAR          YEAR          YEAR          YEAR
                      ENDED          ENDED          ENDED         ENDED         ENDED
                     4/30/04        4/30/05        4/30/06       4/30/07       4/30/08
----------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
----------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$12.715     (a)$14.878     (a)$15.612    (a)$17.964    (a)$19.869
                  (b)$12.635     (b)$14.748     (b)$15.437    (b)$17.719    (b)$19.548
  Ending AUV....  (a)$14.878     (a)$15.612     (a)$17.964    (a)$19.869    (a)$19.858
                  (b)$14.748     (b)$15.437     (b)$17.719    (b)$19.548    (b)$19.489
  Ending Number
     of AUs.....  (a)3,020,703   (a)2,799,359   (a)2,562,193  (a)2,333,243  (a)1,983,476
                  (b)6,514,187   (b)5,639,555   (b)5,257,227  (b)4,649,626  (b)3,937,169
----------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$12.833     (a)$14.722     (a)$15.374    (a)$17.376    (a)$19.121
                  (b)$12.753     (b)$14.594     (b)$15.201    (b)$17.138    (b)$18.813
  Ending AUV....  (a)$14.722     (a)$15.374     (a)$17.376    (a)$19.121    (a)$19.047
                  (b)$14.594     (b)$15.201     (b)$17.138    (b)$18.813    (b)$18.693
  Ending Number
     of AUs.....  (a)6,054,737   (a)5,721,257   (a)5,435,612  (a)5,150,352  (a)4,327,532
                  (b)11,785,293  (b)10,690,901  (b)9,880,656  (b)9,180,661  (b)7,945,173
----------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$12.870     (a)$14.390     (a)$15.048    (a)$16.489    (a)$18.037
                  (b)$12.791     (b)$14.265     (b)$14.880    (b)$16.265    (b)$17.747
  Ending AUV....  (a)$14.390     (a)$15.048     (a)$16.489    (a)$18.037    (a)$18.257
                  (b)$14.265     (b)$14.880     (a)$16.265    (b)$17.747    (b)$17.920
  Ending Number
     of AUs.....  (a)6,508,746   (a)5,790,342   (a)5,295,211  (a)4,893,425  (a)4,296,322
                  (b)10,269,407  (b)9,517,592   (b)8,526,201  (b)7,567,301  (b)6,454,786
----------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$13.016     (a)$14.214     (a)$14.808    (a)$15.879    (a)$17.248
                  (b)$12.928     (b)$14.082     (b)$14.634    (b)$15.653    (b)$16.960
  Ending AUV....  (a)$14.214     (a)$14.808     (a)$15.879    (a)$17.248    (a)$17.395
                  (b)$14.082     (b)$14.634     (b)$15.653    (b)$16.960    (b)$17.063
  Ending Number
     of AUs.....  (a)4,522,063   (a)4,162,144   (a)3,623,916  (a)3,116,403  (a)2,703,394
                  (b)7,653,618   (b)7,197,749   (b)6,100,149  (b)5,428,440  (b)4,855,603
----------------------------------------------------------------------------------------

                     FISCAL        FISCAL        FISCAL        FISCAL        FISCAL
                      YEAR          YEAR          YEAR          YEAR          YEAR
                      ENDED         ENDED         ENDED         ENDED         ENDED
                     4/30/09       4/30/10       4/30/11       4/30/12       4/30/13
--------------------------------------------------------------------------------------


SEASONS SERIES TRUST -- CLASS 2 SHARES*
--------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$19.858    (a)$14.134    (a)$18.859    (a)$21.464    (a)$21.807
                  (b)$19.489    (b)$13.837    (b)$18.417    (b)$20.908    (b)$21.189
  Ending AUV....  (a)$14.134    (a)$18.859    (a)$21.464    (a)$21.807    (a)$23.619
                  (b)$13.837    (b)$18.417    (b)$20.908    (b)$21.189    (b)$22.892
  Ending Number
     of AUs.....  (a)1,434,326  (a)1,177,447  (a)867,104    (a)707,107    (a)528,767
                  (b)2,847,801  (b)2,204,234  (b)1,760,902  (b)1,418,343  (b)1,208,182
--------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$19.047    (a)$14.124    (a)$18.579    (a)$20.868    (a)$21.244
                  (b)$18.693    (b)$13.827    (b)$18.143    (b)$20.327    (b)$20.641
  Ending AUV....  (a)$14.124    (a)$18.579    (a)$20.868    (a)$21.244    (a)$22.943
                  (b)$13.827    (b)$18.143    (b)$20.327    (b)$20.641    (b)$22.236
  Ending Number
     of AUs.....  (a)2,923,463  (a)2,354,172  (a)1,718,124  (a)1,331,052  (a)995,662
                  (b)6,007,247  (b)5,176,424  (b)3,850,959  (b)3,124,656  (b)2,554,616
--------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$18.257    (a)$14.162    (a)$18.164    (a)$20.069    (a)$20.688
                  (b)$17.920    (b)$13.865    (b)$17.739    (b)$19.550    (b)$20.103
  Ending AUV....  (a)$14.162    (a)$18.164    (a)$20.069    (a)$20.688    (a)$22.381
                  (b)$13.865    (b)$17.739    (b)$19.550    (b)$20.103    (b)$21.694
  Ending Number
     of AUs.....  (a)2,965,397  (a)2,157,185  (a)1,695,485  (a)1,311,196  (a)1,074,328
                  (b)4,862,037  (b)4,036,502  (b)3,286,767  (b)2,769,737  (b)2,400,245
--------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 4/15/97)
  Beginning
     AUV........  (a)$17.395    (a)$14.272    (a)$17.962    (a)$19.564    (a)$20.241
                  (b)$17.063    (b)$13.964    (b)$17.530    (b)$19.047    (b)$19.657
  Ending AUV....  (a)$14.272    (a)$17.962    (a)$19.564    (a)$20.241    (a)$21.738
                  (b)$13.964    (b)$17.530    (b)$19.047    (b)$19.657    (b)$21.058
  Ending Number
     of AUs.....  (a)1,927,003  (a)1,679,672  (a)1,259,648  (a)1,084,493  (a)829,142
                  (b)3,374,910  (b)3,056,024  (b)2,529,210  (b)2,192,095  (b)1,848,360
--------------------------------------------------------------------------------------




     AUV - Accumulation Unit Value
     AU - Accumulation Units
     (a) Reflecting minimum Separate Account expenses (1.40%)
     (b) Reflecting maximum Separate Account expenses (1.65%)
     The Separate Account has a fiscal year end of April 30

     * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment.

The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  The lesser of:

             (1) Continuation Net Purchase Payments; or

             (2) 125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.  STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustment after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.  OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the original owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:

     a. Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be greater of:

     a. Contract value; or

     b. The lesser of:

          1. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          2. 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

     1. Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death, plus any Continuation Net Purchase Payments recorded after the date of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1. Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth until the Continuing Spouse's 75th birthday, plus any Continuation Net Purchase Payments recorded after age 75 until the date of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

IF YOUR CONTRACT WAS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007, and if the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

     1. Contract value; or

     2. Continuation Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Continuation Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Maximum Anniversary Value option is selected and NO Continuation Contribution was made the death benefit is the greater of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the Latest Annuity Date.

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

B.  COMBINATION HV & ROLL-UP DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S
    DEATH:

If the original owner elected the Optional Combination HV & Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:

     1. Contract value; or

     2. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, plus any Continuation Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          (a) 15 years after the contract date; or

          (b) The day before the Continuing Spouse's 80th birthday; or

          (c) The Continuing Spouse's date of death, adjusted for Continuation Net Purchase Payments received after the timeframes outlined in
              (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.

If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     1. Contract value; or

     2. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Continuation Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:

     1. Contract value; or

     2. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Continuation HV & Roll-Up Death Benefit will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

  1. Contract value; or

  2. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any

     Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

If 5% Accumulation option is selected and no Continuation Contribution was made:

   1. Contract value; or

   2. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Continuation Net Purchase Payments.

If the Continuing Spouse dies after the Latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the 5% Accumulation option.

C.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus ("Earnings Advantage" for contracts issued prior to August 2,
2004) benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2, 2004), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value or Purchase Payment Accumulation death benefit options.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments*
                                           (25% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
                                           (40% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
                                           (50% for contracts issued prior to 8/2/04)
----------------------------------------------------------------------------------------


On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
PROSPECTUS PROVISION            AVAILABILITY OR VARIATION                STATES
------------------------------------------------------------------------------------
 Administration        Contract Maintenance Fee is $30.              North Dakota
 Charge
------------------------------------------------------------------------------------
 Administration        Charge will be deducted pro-rata from         Washington
 Charge                Variable Portfolios only.
------------------------------------------------------------------------------------
 Annuity Date          You may switch to the Income Phase any time   Florida
                       after your first contract anniversary.
------------------------------------------------------------------------------------
 Death Benefits        The standard death benefit is only            Washington
                       available to contract owners or continuing
                       spouses who are age 82 and younger.
------------------------------------------------------------------------------------
 Death Benefits        The Combination HV & Roll-Up death benefit    Washington
                       and EstatePlus death benefit are not
                       available.
------------------------------------------------------------------------------------
 Death Benefits        If you continue your contract on or after     Washington
 Upon Spousal          your 83rd birthday, the death benefit is
 Continuation          equal to contract value.
------------------------------------------------------------------------------------
 Free Look             If you reside in Arizona and are age 65 or    Arizona
                       older on your Contract Date, the Free Look
                       period is 30 days.
------------------------------------------------------------------------------------
 Free Look             If you reside in California and are age 60    California
                       or older on your Contract Date, the Free
                       Look period is 30 days.
------------------------------------------------------------------------------------
 MarketLock            Charge will be deducted pro-rata from         Oregon
 MarketLock For        Variable Portfolios only.                     Texas
 Life                                                                Washington
 MarketLock For
 Life Plus
 MarketLock For Two
 MarketLock Income
 Plus
------------------------------------------------------------------------------------
 MarketLock For        You may elect the current Maximum Annual      Oregon
 Life                  Withdrawal Amount to be received monthly.
 MarketLock For
 Life Plus
 MarketLock Income
 Plus
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0.50% for    California
                       Qualified contracts and 2.35% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Maine
                       Qualified contracts and 2.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Nevada
                       Qualified contracts and 3.5% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           For the first $500,000 in the contract, we    South Dakota
                       deduct premium tax charges of 0% for
                       Qualified contracts and 1.25% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
                       For any amount in excess of $500,000 in the
                       contract, we deduct front-end premium tax
                       charges of 0% for Qualified contracts and
                       0.08% for Non-Qualified contracts based on
                       total Purchase Payments when you begin the
                       Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 1.0% for     West Virginia
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on contract value
                       when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax           We deduct premium tax charges of 0% for       Wyoming
                       Qualified contracts and 1.0% for Non-
                       Qualified contracts based on total Purchase
                       Payments when you begin the Income Phase.
------------------------------------------------------------------------------------
 Seasons Income        Charge will be deducted pro-rata from         Washington
 Rewards               Variable Portfolios only.
 Season Promise
------------------------------------------------------------------------------------
 Systematic            Minimum withdrawal amount is $250 per         Minnesota
 Withdrawal            withdrawal or the penalty free withdrawal     Oregon
                       amount.
------------------------------------------------------------------------------------
 Transfer Privilege    Any transfer over the limit of 15 will        Pennsylvania
                       incur a $10 transfer fee.                     Texas
------------------------------------------------------------------------------------
 Withdrawal Charge     For contracts issued prior to November 17,    Oregon
 Schedule              2003, the withdrawal charge schedule is as
                       follows: 6%, 5%, 4%, 3%, 2%, 1%, 0%. This
                       schedule only applies if you elected a DCA
                       Fixed Account.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX D - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group.

  Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: ---------------------------------------------------------------


Date: ----------------------------------    Signed: --------------------------------



  Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT FIVE

                      SEASONS SELECT II VARIABLE ANNUITIES


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated August 28, 2013, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-7862 or by written request addressed to:


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 PO. BOX 15570
                           AMARILLO, TEXAS 79105-5570


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS AUGUST 28, 2013.

                               TABLE OF CONTENTS



                                                                             Page
                                                                             ----
Separate Account and the Company ..........................................    3

General Account............................................................    4

Master-Feeder Structure....................................................    5

Performance Data...........................................................    6

Annuity Income Payments....................................................   13

Annuity Unit Values........................................................   14

Taxes......................................................................   17

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   27

Distribution of Contracts..................................................   28

Financial Statements.......................................................   28

SEPARATE ACCOUNT AND THE COMPANY
--------------------------------------------------------------------------------

American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

On December 31, 2012, SunAmerica Annuity and Life Assurance Company("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Seasons Select II contracts were issued by SunAmerica Annuity in all states except New York.

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20,2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios, or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

AMERICAN HOME ASSURANCE COMPANY
--------------------------------------------------------------------------------

All references in this SAI to American Home Assurance Company ("American Home") apply to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following Underlying Funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:


     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.


CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------

                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------

                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.


Market Value Adjustment ("MVA") for Seasons Select II Contracts Issued Before May 2, 2005

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 -- 1

    where:

    I is the interest rate you are earning on the money invested in the Fixed Account;

    J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

    N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

    L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

    If a withdrawal is made within 30 days after the end of a guarantee period;

    If a withdrawal is made to pay contract fees and charges;

    To pay a death benefit; and

Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

    (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

    (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

    (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

    (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 x (+0.007186) = +$27.02

    $27.02 represents the positive MVA that would be added to the withdrawal.

ANNUITY INCOME PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Annuity Income Payments using the Income Protector feature, the Income Benefit Base is determined as below. The initial monthly Annuity Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Annuity Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Annuity Income Option selected.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 annuity income monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.


Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2013 is the lesser of 100% of includible compensation or $17,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2013 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2013 may not exceed the lesser of $51,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2013 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2013. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2013 of less than $95,000, your contribution may be fully deductible; if your income is between $95,000 and $115,000, your contribution may be partially deductible and if your income is $115,000 or more, your contribution may not be deductible. If you are single and your income in 2013 is less than $59,000, your contribution may be fully deductible; if your income is between $59,000 and $69,000, your contribution may be partially deductible and if your income is $69,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2013 is between $178,000 and $188,000, your contribution may be partially deductible.

(d) Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2013 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2013. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2013 is less than:
$178,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $112,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan if certain conditions are met. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
--------------------------------------------------------------------------------


The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2012, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.


BancWest Investment Services, Inc.
CCO Investment Services Corporation
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
Financial Network Investment Corporation
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
M&T Securities, Inc.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
Triad Advisors, Inc
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
 America BBVA Compass Investment Solutions, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for Variable Annuity Account Five, American General Life Insurance Company ("AGL"), American Home Assurance Company and American International Group, Inc.

You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

     - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended April 30, 2013


     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2012 and 2011


     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2012 and 2011

The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.


You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

     - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

     - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

                         VARIABLE ANNUITY ACCOUNT FIVE

                                      OF

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                             FINANCIAL STATEMENTS

                                APRIL 30, 2013

                         Variable Annuity Account Five
                                      of
                    American General Life Insurance Company
       (Formerly Known as SunAmerica Annuity and Life Assurance Company)

                             Financial Statements
                                April 30, 2013

                                   Contents

Report of Independent Registered Public Accounting Firm.....................  1
Statements of Assets and Liabilities, April 30, 2013........................  2
Schedules of Portfolio Investments, April 30, 2013.......................... 13
Statements of Operations, for the year ended April 30, 2013................. 14
Statements of Changes in Net Assets, for the year ended April 30, 2013...... 20
Statements of Changes in Net Assets, for the year ended April 30, 2012...... 26
Notes to Financial Statements............................................... 32

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company (formerly known as SunAmerica Annuity and Life Assurance Company) and the Contractholders of its separate account, Variable Annuity Account Five:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five (the "Separate Account"), a separate account of American General Life Insurance Company (formerly known as SunAmerica Annuity and Life Assurance Company), at April 30, 2013, the results of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodians and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
August 26, 2013

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013

                                         Balanced Growth  Conservative                   Moderate Growth Cash Management
                                            Strategy     Growth Strategy Growth Strategy    Strategy        Portfolio
                                            (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                         --------------- --------------- --------------- --------------- ---------------
Assets:
  Investments in Trusts, at net asset
   value                                   $22,672,767     $19,212,401     $24,601,448     $24,801,748     $1,268,509
  Receivable from American General Life
   Insurance Company                            21,135             120              --              --             --
Liabilities:
  Payable to American General Life
   Insurance Company                                --              --             346           5,854             --
                                           -----------     -----------     -----------     -----------     ----------
Net assets:                                $22,693,902     $19,212,521     $24,601,102     $24,795,894     $1,268,509
                                           ===========     ===========     ===========     ===========     ==========
  Accumulation units                       $22,378,763     $19,190,319     $24,590,814     $24,662,380     $1,268,509
  Contracts in payout (annuitization)
   period                                      315,139          22,202          10,288         133,514             --
                                           -----------     -----------     -----------     -----------     ----------
   Total net assets                        $22,693,902     $19,212,521     $24,601,102     $24,795,894     $1,268,509
                                           ===========     ===========     ===========     ===========     ==========
Accumulation units outstanding                 994,109         867,118       1,021,777       1,060,878        119,734
                                           ===========     ===========     ===========     ===========     ==========

                                         Diversified Fixed Focus Growth International Equity Large Cap Growth Large Cap Value
                                         Income Portfolio   Portfolio        Portfolio          Portfolio        Portfolio
                                             (Class 1)      (Class 1)        (Class 1)          (Class 1)        (Class 1)
                                         ----------------- ------------ -------------------- ---------------- ---------------
Assets:
  Investments in Trusts, at net asset
   value                                    $5,790,187      $1,419,603       $3,048,517         $4,226,406      $4,466,781
  Receivable from American General Life
   Insurance Company                                --           6,117            7,044                 73           4,952
Liabilities:
  Payable to American General Life
   Insurance Company                             1,099              --               --                 --              --
                                            ----------      ----------       ----------         ----------      ----------
Net assets:                                 $5,789,088      $1,425,720       $3,055,561         $4,226,479      $4,471,733
                                            ==========      ==========       ==========         ==========      ==========
  Accumulation units                        $5,777,284      $1,421,101       $3,030,002         $4,222,597      $4,442,478
  Contracts in payout (annuitization)
   period                                       11,804           4,619           25,559              3,882          29,255
                                            ----------      ----------       ----------         ----------      ----------
   Total net assets                         $5,789,088      $1,425,720       $3,055,561         $4,226,479      $4,471,733
                                            ==========      ==========       ==========         ==========      ==========
Accumulation units outstanding                 360,341         139,786          282,848            337,894         242,772
                                            ==========      ==========       ==========         ==========      ==========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                         Mid Cap Growth Mid Cap Value                     Balanced Growth  Conservative
                                           Portfolio      Portfolio   Small Cap Portfolio    Strategy     Growth Strategy
                                           (Class 1)      (Class 1)        (Class 1)         (Class 2)       (Class 2)
                                         -------------- ------------- ------------------- --------------- ---------------
Assets:
  Investments in Trusts, at net asset
   value                                   $3,992,408    $3,620,534       $1,858,713        $92,660,424     $70,379,408
  Receivable from American General Life
   Insurance Company                              242         4,133            6,649              5,074          53,689
Liabilities:
  Payable to American General Life
   Insurance Company                               --            --               --                 --              --
                                           ----------    ----------       ----------        -----------     -----------
Net assets:                                $3,992,650    $3,624,667       $1,865,362        $92,665,498     $70,433,097
                                           ==========    ==========       ==========        ===========     ===========
  Accumulation units                       $3,982,669    $3,597,638       $1,837,840        $92,462,218     $70,292,930
  Contracts in payout (annuitization)
   period                                       9,981        27,029           27,522            203,280         140,167
                                           ----------    ----------       ----------        -----------     -----------
   Total net assets                        $3,992,650    $3,624,667       $1,865,362        $92,665,498     $70,433,097
                                           ==========    ==========       ==========        ===========     ===========
Accumulation units outstanding                162,672       119,413          125,721          4,234,661       3,309,118
                                           ==========    ==========       ==========        ===========     ===========

                                                         Moderate Growth Cash Management Diversified Fixed Focus Growth
                                         Growth Strategy    Strategy        Portfolio    Income Portfolio   Portfolio
                                            (Class 2)       (Class 2)       (Class 2)        (Class 2)      (Class 2)
                                         --------------- --------------- --------------- ----------------- ------------
Assets:
  Investments in Trusts, at net asset
   value                                   $46,757,985     $97,503,127     $13,106,499      $51,926,352    $37,129,175
  Receivable from American General Life
   Insurance Company                            12,159           1,198          10,335              352          2,373
Liabilities:
  Payable to American General Life
   Insurance Company                                --              --              --               --             --
                                           -----------     -----------     -----------      -----------    -----------
Net assets:                                $46,770,144     $97,504,325     $13,116,834      $51,926,704    $37,131,548
                                           ===========     ===========     ===========      ===========    ===========
  Accumulation units                       $46,744,164     $97,457,567     $13,058,735      $51,869,252    $37,082,066
  Contracts in payout (annuitization)
   period                                       25,980          46,758          58,099           57,452         49,482
                                           -----------     -----------     -----------      -----------    -----------
   Total net assets                        $46,770,144     $97,504,325     $13,116,834      $51,926,704    $37,131,548
                                           ===========     ===========     ===========      ===========    ===========
Accumulation units outstanding               2,022,330       4,352,631       1,289,760        3,395,330      3,800,430
                                           ===========     ===========     ===========      ===========    ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                         Focus Value International Equity Large Cap Growth Large Cap Value Mid Cap Growth
                                          Portfolio       Portfolio          Portfolio        Portfolio      Portfolio
                                          (Class 2)       (Class 2)          (Class 2)        (Class 2)      (Class 2)
                                         ----------- -------------------- ---------------- --------------- --------------
Assets:
  Investments in Trusts, at net asset
   value                                 $18,674,096     $31,598,767        $41,207,272      $39,035,475    $28,014,697
  Receivable from American General Life
   Insurance Company                           2,416           1,656                 --               --            468
Liabilities:
  Payable to American General Life
   Insurance Company                              --              --              1,608            3,172             --
                                         -----------     -----------        -----------      -----------    -----------
Net assets:                              $18,676,512     $31,600,423        $41,205,664      $39,032,303    $28,015,165
                                         ===========     ===========        ===========      ===========    ===========
  Accumulation units                     $18,628,513     $31,545,533        $41,166,355      $38,969,774    $27,950,491
  Contracts in payout (annuitization)
   period                                     47,999          54,890             39,309           62,529         64,674
                                         -----------     -----------        -----------      -----------    -----------
   Total net assets                      $18,676,512     $31,600,423        $41,205,664      $39,032,303    $28,015,165
                                         ===========     ===========        ===========      ===========    ===========
Accumulation units outstanding             1,016,188       3,049,673          3,426,208        2,222,465      1,189,284
                                         ===========     ===========        ===========      ===========    ===========

                                         Mid Cap Value                     Balanced Growth  Conservative
                                           Portfolio   Small Cap Portfolio    Strategy     Growth Strategy Growth Strategy
                                           (Class 2)        (Class 2)         (Class 3)       (Class 3)       (Class 3)
                                         ------------- ------------------- --------------- --------------- ---------------
Assets:
  Investments in Trusts, at net asset
   value                                  $35,749,104      $25,550,010       $56,744,036     $48,361,270     $62,921,558
  Receivable from American General Life
   Insurance Company                               --              270                36              --              11
Liabilities:
  Payable to American General Life
   Insurance Company                              318               --                --           1,350              --
                                          -----------      -----------       -----------     -----------     -----------
Net assets:                               $35,748,786      $25,550,280       $56,744,072     $48,359,920     $62,921,569
                                          ===========      ===========       ===========     ===========     ===========
  Accumulation units                      $35,610,375      $25,482,381       $56,722,997     $48,323,213     $62,915,395
  Contracts in payout (annuitization)
   period                                     138,411           67,899            21,075          36,707           6,174
                                          -----------      -----------       -----------     -----------     -----------
   Total net assets                       $35,748,786      $25,550,280       $56,744,072     $48,359,920     $62,921,569
                                          ===========      ===========       ===========     ===========     ===========
Accumulation units outstanding              1,247,277        1,796,337         2,599,910       2,269,065       2,719,588
                                          ===========      ===========       ===========     ===========     ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                                                                                Allocation
                                         Moderate Growth     Allocation     Allocation Growth Moderate Growth     Allocation
                                            Strategy     Balanced Portfolio     Portfolio        Portfolio    Moderate Portfolio
                                            (Class 3)        (Class 3)          (Class 3)        (Class 3)        (Class 3)
                                         --------------- ------------------ ----------------- --------------- ------------------
Assets:
  Investments in Trusts, at net asset
   value                                   $95,121,445      $175,459,750       $92,904,095     $472,803,134      $208,357,309
  Receivable from American General Life
   Insurance Company                                58                --                --               --                --
Liabilities:
  Payable to American General Life
   Insurance Company                                --                --               487               --             2,015
                                           -----------      ------------       -----------     ------------      ------------
Net assets:                                $95,121,503      $175,459,750       $92,903,608     $472,803,134      $208,355,294
                                           ===========      ============       ===========     ============      ============
  Accumulation units                       $95,022,068      $175,459,750       $92,896,466     $472,803,134      $208,296,401
  Contracts in payout (annuitization)
   period                                       99,435                --             7,142               --            58,893
                                           -----------      ------------       -----------     ------------      ------------
   Total net assets                        $95,121,503      $175,459,750       $92,903,608     $472,803,134      $208,355,294
                                           ===========      ============       ===========     ============      ============
Accumulation units outstanding               4,248,813        13,496,090         7,364,300       37,602,126        16,214,017
                                           ===========      ============       ===========     ============      ============


                                         Cash Management Diversified Fixed Focus Growth Focus Value International Equity
                                            Portfolio    Income Portfolio   Portfolio    Portfolio       Portfolio
                                            (Class 3)        (Class 3)      (Class 3)    (Class 3)       (Class 3)
                                         --------------- ----------------- ------------ ----------- --------------------
Assets:
  Investments in Trusts, at net asset
   value                                   $28,649,856      $41,187,114    $34,226,785  $16,950,804     $30,158,546
  Receivable from American General Life
   Insurance Company                             1,249               --             --           --              --
Liabilities:
  Payable to American General Life
   Insurance Company                                --               73            200          588             583
                                           -----------      -----------    -----------  -----------     -----------
Net assets:                                $28,651,105      $41,187,041    $34,226,585  $16,950,216     $30,157,963
                                           ===========      ===========    ===========  ===========     ===========
  Accumulation units                       $28,634,523      $41,176,804    $34,211,182  $16,945,772     $30,152,546
  Contracts in payout (annuitization)
   period                                       16,582           10,237         15,403        4,444           5,417
                                           -----------      -----------    -----------  -----------     -----------
   Total net assets                        $28,651,105      $41,187,041    $34,226,585  $16,950,216     $30,157,963
                                           ===========      ===========    ===========  ===========     ===========
Accumulation units outstanding               2,824,870        2,718,126      3,504,364      927,118       2,919,278
                                           ===========      ===========    ===========  ===========     ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)


                                         Large Cap Growth Large Cap Value Mid Cap Growth Mid Cap Value Real Return
                                            Portfolio        Portfolio      Portfolio      Portfolio    Portfolio
                                            (Class 3)        (Class 3)      (Class 3)      (Class 3)    (Class 3)
                                         ---------------- --------------- -------------- ------------- -----------
Assets:
  Investments in Trusts, at net asset
   value                                   $29,544,017      $25,687,519    $23,300,090    $27,763,908  $27,117,516
  Receivable from American General Life
   Insurance Company                                --               --             --             --           --
Liabilities:
  Payable to American General Life
   Insurance Company                                --              497            340            253          147
                                           -----------      -----------    -----------    -----------  -----------
Net assets:                                $29,544,017      $25,687,022    $23,299,750    $27,763,655  $27,117,369
                                           ===========      ===========    ===========    ===========  ===========
  Accumulation units                       $29,544,017      $25,659,129    $23,289,866    $27,750,659  $27,115,926
  Contracts in payout (annuitization)
   period                                           --           27,893          9,884         12,996        1,443
                                           -----------      -----------    -----------    -----------  -----------
   Total net assets                        $29,544,017      $25,687,022    $23,299,750    $27,763,655  $27,117,369
                                           ===========      ===========    ===========    ===========  ===========
Accumulation units outstanding               2,458,796        1,467,772        988,369        974,333    2,241,308
                                           ===========      ===========    ===========    ===========  ===========

                                                             American Funds American Funds American Funds
                                                             Global Growth   Growth SAST   Growth-Income   VIP Contrafund
                                         Small Cap Portfolio SAST Portfolio   Portfolio    SAST Portfolio     Portfolio
                                              (Class 3)        (Class 3)      (Class 3)      (Class 3)    (Service Class 2)
                                         ------------------- -------------- -------------- -------------- -----------------
Assets:
  Investments in Trusts, at net asset
   value                                     $19,469,376      $12,669,808     $6,589,046     $8,453,186      $8,483,254
  Receivable from American General Life
   Insurance Company                                  --               --             --             --              --
Liabilities:
  Payable to American General Life
   Insurance Company                                  --               --             --             --              --
                                             -----------      -----------     ----------     ----------      ----------
Net assets:                                  $19,469,376      $12,669,808     $6,589,046     $8,453,186      $8,483,254
                                             ===========      ===========     ==========     ==========      ==========
  Accumulation units                         $19,469,376      $12,669,808     $6,589,046     $8,453,186      $8,483,254
  Contracts in payout (annuitization)
   period                                             --               --             --             --              --
                                             -----------      -----------     ----------     ----------      ----------
   Total net assets                          $19,469,376      $12,669,808     $6,589,046     $8,453,186      $8,483,254
                                             ===========      ===========     ==========     ==========      ==========
Accumulation units outstanding                 1,371,157          960,441        542,220        721,608         773,211
                                             ===========      ===========     ==========     ==========      ==========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                                            VIP Investment
                                         VIP Equity-Income    Grade Bond        VIP Mid Cap      VIP Overseas
                                             Portfolio         Portfolio         Portfolio         Portfolio
                                         (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                         ----------------- ----------------- ----------------- -----------------
Assets:
  Investments in Trusts, at net asset
   value                                    $11,688,881       $38,785,015       $17,981,068       $11,160,132
  Receivable from American General Life
   Insurance Company                                 --                --                --                --
Liabilities:
  Payable to American General Life
   Insurance Company                                 --                --                --                --
                                            -----------       -----------       -----------       -----------
Net assets:                                 $11,688,881       $38,785,015       $17,981,068       $11,160,132
                                            ===========       ===========       ===========       ===========
  Accumulation units                        $11,688,881       $38,785,015       $17,981,068       $11,160,132
  Contracts in payout (annuitization)
   period                                            --                --                --                --
                                            -----------       -----------       -----------       -----------
   Total net assets                         $11,688,881       $38,785,015       $17,981,068       $11,160,132
                                            ===========       ===========       ===========       ===========
Accumulation units outstanding                1,079,323         3,084,950         1,515,347         1,326,017
                                            ===========       ===========       ===========       ===========

                                         T. Rowe Price Blue T. Rowe Price
                                            Chip Growth     Equity Income
                                             Portfolio        Portfolio
                                             (Class II)      (Class II)
                                         ------------------ -------------
Assets:
  Investments in Trusts, at net asset
   value                                     $5,428,805      $12,574,684
  Receivable from American General Life
   Insurance Company                                 --               --
Liabilities:
  Payable to American General Life
   Insurance Company                                 --               --
                                             ----------      -----------
Net assets:                                  $5,428,805      $12,574,684
                                             ==========      ===========
  Accumulation units                         $5,428,805      $12,574,684
  Contracts in payout (annuitization)
   period                                            --               --
                                             ----------      -----------
   Total net assets                          $5,428,805      $12,574,684
                                             ==========      ===========
Accumulation units outstanding                  446,422        1,103,245
                                             ==========      ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                                   Contracts With Total Expenses of 1.15% Contracts With Total Expenses of 1.40%
                                                   -------------------------------------  -------------------------------------
                                                   Accumulation units    Unit value of    Accumulation units    Unit value of
Variable Accounts                                     outstanding      accumulation units    outstanding      accumulation units
-----------------                                  ------------------  ------------------ ------------------  ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                         --              $   --              979,382            $22.81
  Conservative Growth Strategy (Class 1)                     --                  --              862,779             22.16
  Growth Strategy (Class 1)                                  --                  --            1,020,476             24.08
  Moderate Growth Strategy (Class 1)                         --                  --            1,052,166             23.38
  Cash Management Portfolio (Class 1)                        --                  --              119,724             10.59
  Diversified Fixed Income Portfolio (Class 1)               --                  --              357,388             16.07
  Focus Growth Portfolio (Class 1)                           --                  --              138,486             10.16
  International Equity Portfolio (Class 1)                   --                  --              274,156             10.80
  Large Cap Growth Portfolio (Class 1)                       --                  --              327,202             12.55
  Large Cap Value Portfolio (Class 1)                        --                  --              233,232             18.44
  Mid Cap Growth Portfolio (Class 1)                         --                  --              160,184             24.58
  Mid Cap Value Portfolio (Class 1)                          --                  --              116,873             30.34
  Small Cap Portfolio (Class 1)                              --                  --              123,863             14.80
  Balanced Growth Strategy (Class 2)                         --                  --            1,113,659             22.38
  Conservative Growth Strategy (Class 2)                     --                  --              848,517             21.74
  Growth Strategy (Class 2)                                  --                  --              530,037             23.62
  Moderate Growth Strategy (Class 2)                         --                  --              996,651             22.94
  Cash Management Portfolio (Class 2)                        --                  --              250,989             10.40
  Diversified Fixed Income Portfolio (Class 2)               --                  --              635,027             15.78
  Focus Growth Portfolio (Class 2)                           --                  --            1,115,121              9.98
  Focus Value Portfolio (Class 2)                            --                  --              257,109             18.77
  International Equity Portfolio (Class 2)                   --                  --              476,163             10.60
  Large Cap Growth Portfolio (Class 2)                       --                  --              607,051             12.31
  Large Cap Value Portfolio (Class 2)                        --                  --              408,095             18.10
  Mid Cap Growth Portfolio (Class 2)                         --                  --              210,782             24.12
  Mid Cap Value Portfolio (Class 2)                          --                  --              235,270             29.78
  Small Cap Portfolio (Class 2)                              --                  --              378,948             14.52
  Balanced Growth Strategy (Class 3)                     46,092               22.55            1,074,394             22.17
  Conservative Growth Strategy (Class 3)                 60,806               21.85            1,045,820             21.53
  Growth Strategy (Class 3)                             104,829               23.77            1,073,808             23.41
  Moderate Growth Strategy (Class 3)                    121,755               23.10            1,710,691             22.74
  Allocation Balanced Portfolio (Class 3)               362,124               13.35            4,621,380             13.15
  Allocation Growth Portfolio (Class 3)                  86,839               12.97            2,579,693             12.76
  Allocation Moderate Growth Portfolio (Class 3)        840,335               12.93           10,973,060             12.72
  Allocation Moderate Portfolio (Class 3)               339,578               13.23            4,506,823             13.02
  Cash Management Portfolio (Class 3)                    65,586               10.45              996,389             10.30
  Diversified Fixed Income Portfolio (Class 3)           55,148               15.85              857,886             15.64
  Focus Growth Portfolio (Class 3)                       83,592               10.05            1,591,927              9.89
  Focus Value Portfolio (Class 3)                         7,943               18.89              394,341             18.60
  International Equity Portfolio (Class 3)               19,669               10.67            1,089,544             10.51
  Large Cap Growth Portfolio (Class 3)                    5,198               12.35            1,009,333             12.20
  Large Cap Value Portfolio (Class 3)                    20,473               18.22              589,198             17.93
  Mid Cap Growth Portfolio (Class 3)                     12,724               24.30              418,410             23.91
  Mid Cap Value Portfolio (Class 3)                      11,062               29.92              423,692             29.50
  Real Return Portfolio (Class 3)                        24,088               12.50              467,005             12.30
  Small Cap Portfolio (Class 3)                           8,666               14.59              620,305             14.39
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio            11,739              $13.53              299,860            $13.31
  American Funds Growth SAST Portfolio                    6,004               12.46              163,449             12.26
  American Funds Growth-Income SAST Portfolio             8,228               12.02              225,901             11.82
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                                8,351              $11.19              249,484            $11.06
  VIP Equity-Income Portfolio                            20,519               11.05              317,058             10.91
  VIP Investment Grade Bond Portfolio                    48,584               12.82            1,114,043             12.66
  VIP Mid Cap Portfolio                                  19,104               12.14              504,217             11.95
  VIP Overseas Portfolio                                 21,557                8.58              402,889              8.48
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio                4,275              $12.40              162,366            $12.25
  T. Rowe Price Equity Income Portfolio                  16,371               11.66              370,363             11.50

                                                   Contracts With Total Expenses of 1.52% Contracts With Total Expenses of 1.55%(1)
                                                   -------------------------------------  -----------------------------------------
                                                   Accumulation units    Unit value of    Accumulation units     Unit value of
Variable Accounts                                     outstanding      accumulation units    outstanding       accumulation units
-----------------                                  ------------------  ------------------ ------------------   ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                     14,727              $22.43                  --              $   --
  Conservative Growth Strategy (Class 1)                  4,339               21.79                  --                  --
  Growth Strategy (Class 1)                               1,301               23.67                  --                  --
  Moderate Growth Strategy (Class 1)                      8,712               22.99                  --                  --
  Cash Management Portfolio (Class 1)                        10               10.46                  --                  --
  Diversified Fixed Income Portfolio (Class 1)            2,953               15.61                  --                  --
  Focus Growth Portfolio (Class 1)                        1,300                9.44                  --                  --
  International Equity Portfolio (Class 1)                8,692                9.93                  --                  --
  Large Cap Growth Portfolio (Class 1)                   10,692               11.19                  --                  --
  Large Cap Value Portfolio (Class 1)                     9,540               17.42                  --                  --
  Mid Cap Growth Portfolio (Class 1)                      2,488               22.27                  --                  --
  Mid Cap Value Portfolio (Class 1)                       2,540               29.45                  --                  --
  Small Cap Portfolio (Class 1)                           1,858               14.03                  --                  --
  Balanced Growth Strategy (Class 2)                         --                  --             370,508               21.99
  Conservative Growth Strategy (Class 2)                     --                  --             294,632               21.57
  Growth Strategy (Class 2)                                  --                  --             139,134               23.44
  Moderate Growth Strategy (Class 2)                         --                  --             372,607               22.56
  Cash Management Portfolio (Class 2)                        --                  --             227,531               10.25
  Diversified Fixed Income Portfolio (Class 2)               --                  --             450,037               15.15
  Focus Growth Portfolio (Class 2)                           --                  --             305,643                9.84
  Focus Value Portfolio (Class 2)                            --                  --             108,902               18.38
  International Equity Portfolio (Class 2)                   --                  --             648,493               10.44
  Large Cap Growth Portfolio (Class 2)                       --                  --             695,088               12.13
  Large Cap Value Portfolio (Class 2)                        --                  --             408,558               17.39
  Mid Cap Growth Portfolio (Class 2)                         --                  --             142,217               23.85
  Mid Cap Value Portfolio (Class 2)                          --                  --             194,431               27.69
  Small Cap Portfolio (Class 2)                              --                  --             379,456               14.36
  Balanced Growth Strategy (Class 3)                         --                  --                  --                  --
  Conservative Growth Strategy (Class 3)                     --                  --                  --                  --
  Growth Strategy (Class 3)                                  --                  --                  --                  --
  Moderate Growth Strategy (Class 3)                         --                  --                  --                  --
  Allocation Balanced Portfolio (Class 3)                    --                  --             503,000               12.99
  Allocation Growth Portfolio (Class 3)                      --                  --             705,590               12.60
  Allocation Moderate Growth Portfolio (Class 3)             --                  --           1,138,880               12.57
  Allocation Moderate Portfolio (Class 3)                    --                  --             616,752               12.86
  Cash Management Portfolio (Class 3)                        --                  --                  --                  --
  Diversified Fixed Income Portfolio (Class 3)               --                  --                  --                  --
  Focus Growth Portfolio (Class 3)                           --                  --                  --                  --
  Focus Value Portfolio (Class 3)                            --                  --                  --                  --
  International Equity Portfolio (Class 3)                   --                  --                  --                  --
  Large Cap Growth Portfolio (Class 3)                       --                  --                  --                  --
  Large Cap Value Portfolio (Class 3)                        --                  --                  --                  --
  Mid Cap Growth Portfolio (Class 3)                         --                  --                  --                  --
  Mid Cap Value Portfolio (Class 3)                          --                  --                  --                  --
  Real Return Portfolio (Class 3)                            --                  --             257,621               12.15
  Small Cap Portfolio (Class 3)                              --                  --                  --                  --
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio                --              $   --                  --              $   --
  American Funds Growth SAST Portfolio                       --                  --                  --                  --
  American Funds Growth-Income SAST Portfolio                --                  --                  --                  --
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                                   --              $   --                  --              $   --
  VIP Equity-Income Portfolio                                --                  --                  --                  --
  VIP Investment Grade Bond Portfolio                        --                  --                  --                  --
  VIP Mid Cap Portfolio                                      --                  --                  --                  --
  VIP Overseas Portfolio                                     --                  --                  --                  --
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio                   --              $   --                  --              $   --
  T. Rowe Price Equity Income Portfolio                      --                  --                  --                  --

(1) Offered in Seasons Triple Elite product.
(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.
(3) Offered in Seasons Advisor II product.

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                                Contracts With Total Expenses of 1.55%(2) Contracts With Total Expenses of 1.65%
                                                ----------------------------------------- -------------------------------------
                                                Accumulation units     Unit value of      Accumulation units    Unit value of
Variable Accounts                                  outstanding       accumulation units      outstanding      accumulation units
-----------------                               ------------------   ------------------   ------------------  ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                        --             $   --                    --             $   --
  Conservative Growth Strategy (Class 1)                    --                 --                    --                 --
  Growth Strategy (Class 1)                                 --                 --                    --                 --
  Moderate Growth Strategy (Class 1)                        --                 --                    --                 --
  Cash Management Portfolio (Class 1)                       --                 --                    --                 --
  Diversified Fixed Income Portfolio (Class 1)              --                 --                    --                 --
  Focus Growth Portfolio (Class 1)                          --                 --                    --                 --
  International Equity Portfolio (Class 1)                  --                 --                    --                 --
  Large Cap Growth Portfolio (Class 1)                      --                 --                    --                 --
  Large Cap Value Portfolio (Class 1)                       --                 --                    --                 --
  Mid Cap Growth Portfolio (Class 1)                        --                 --                    --                 --
  Mid Cap Value Portfolio (Class 1)                         --                 --                    --                 --
  Small Cap Portfolio (Class 1)                             --                 --                    --                 --
  Balanced Growth Strategy (Class 2)                        --                 --             2,415,910              21.69
  Conservative Growth Strategy (Class 2)                    --                 --             1,884,903              21.06
  Growth Strategy (Class 2)                                 --                 --             1,217,353              22.89
  Moderate Growth Strategy (Class 2)                        --                 --             2,582,707              22.24
  Cash Management Portfolio (Class 2)                       --                 --               548,717              10.08
  Diversified Fixed Income Portfolio (Class 2)              --                 --             1,791,450              15.29
  Focus Growth Portfolio (Class 2)                          --                 --             2,046,370               9.67
  Focus Value Portfolio (Class 2)                           --                 --               542,151              18.24
  International Equity Portfolio (Class 2)                  --                 --             1,439,213              10.29
  Large Cap Growth Portfolio (Class 2)                      --                 --             1,748,911              11.93
  Large Cap Value Portfolio (Class 2)                       --                 --             1,199,227              17.54
  Mid Cap Growth Portfolio (Class 2)                        --                 --               703,226              23.38
  Mid Cap Value Portfolio (Class 2)                         --                 --               688,753              28.86
  Small Cap Portfolio (Class 2)                             --                 --               797,870              14.08
  Balanced Growth Strategy (Class 3)                   709,850              21.78               471,420              21.48
  Conservative Growth Strategy (Class 3)               626,055              21.39               244,548              20.88
  Growth Strategy (Class 3)                            801,352              23.21               296,501              22.70
  Moderate Growth Strategy (Class 3)                 1,096,091              22.36               794,450              22.04
  Allocation Balanced Portfolio (Class 3)            5,049,465              12.99               386,455              12.88
  Allocation Growth Portfolio (Class 3)              2,370,090              12.60                79,617              12.50
  Allocation Moderate Growth Portfolio
   (Class 3)                                        16,350,295              12.57             1,121,198              12.46
  Allocation Moderate Portfolio (Class 3)            6,452,335              12.86               513,660              12.75
  Cash Management Portfolio (Class 3)                1,259,071              10.11               140,161               9.99
  Diversified Fixed Income Portfolio (Class 3)         879,402              14.97               243,652              15.15
  Focus Growth Portfolio (Class 3)                     934,243               9.77               539,377               9.58
  Focus Value Portfolio (Class 3)                      280,256              18.20               114,858              18.05
  International Equity Portfolio (Class 3)           1,053,169              10.30               179,635              10.20
  Large Cap Growth Portfolio (Class 3)                 717,570              12.02               291,928              11.82
  Large Cap Value Portfolio (Class 3)                  467,677              17.25               154,631              17.39
  Mid Cap Growth Portfolio (Class 3)                   265,044              23.62               118,430              23.17
  Mid Cap Value Portfolio (Class 3)                    280,450              27.42               109,446              28.59
  Real Return Portfolio (Class 3)                      536,417              12.15                48,353              12.05
  Small Cap Portfolio (Class 3)                        356,384              14.23               176,533              13.95
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio          431,615             $13.18                70,804             $13.08
  American Funds Growth SAST Portfolio                 269,838              12.14                37,675              12.06
  American Funds Growth-Income SAST Portfolio          312,967              11.70                63,882              11.63
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                             327,210             $10.97                56,298             $10.91
  VIP Equity-Income Portfolio                          479,609              10.83                58,164              10.77
  VIP Investment Grade Bond Portfolio                1,292,125              12.55               163,129              12.50
  VIP Mid Cap Portfolio                                654,648              11.86                97,266              11.81
  VIP Overseas Portfolio                               617,442               8.41                63,915               8.37
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio             148,135             $12.15                38,408             $12.10
  T. Rowe Price Equity Income Portfolio                448,694              11.37                77,530              11.34

                                                Contracts With Total Expenses of 1.70%(1) Contracts With Total Expenses of 1.70%(3)
                                                ----------------------------------------- -----------------------------------------
                                                Accumulation units     Unit value of      Accumulation units     Unit value of
Variable Accounts                                  outstanding       accumulation units      outstanding       accumulation units
-----------------                               ------------------   ------------------   ------------------   ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                       --              $   --                   --               $   --
  Conservative Growth Strategy (Class 1)                   --                  --                   --                   --
  Growth Strategy (Class 1)                                --                  --                   --                   --
  Moderate Growth Strategy (Class 1)                       --                  --                   --                   --
  Cash Management Portfolio (Class 1)                      --                  --                   --                   --
  Diversified Fixed Income Portfolio (Class 1)             --                  --                   --                   --
  Focus Growth Portfolio (Class 1)                         --                  --                   --                   --
  International Equity Portfolio (Class 1)                 --                  --                   --                   --
  Large Cap Growth Portfolio (Class 1)                     --                  --                   --                   --
  Large Cap Value Portfolio (Class 1)                      --                  --                   --                   --
  Mid Cap Growth Portfolio (Class 1)                       --                  --                   --                   --
  Mid Cap Value Portfolio (Class 1)                        --                  --                   --                   --
  Small Cap Portfolio (Class 1)                            --                  --                   --                   --
  Balanced Growth Strategy (Class 2)                  234,404               21.60                   --                   --
  Conservative Growth Strategy (Class 2)              156,242               21.19                   --                   --
  Growth Strategy (Class 2)                           105,886               23.04                   --                   --
  Moderate Growth Strategy (Class 2)                  284,391               22.14                   --                   --
  Cash Management Portfolio (Class 2)                 231,462               10.06                   --                   --
  Diversified Fixed Income Portfolio (Class 2)        425,620               14.92                   --                   --
  Focus Growth Portfolio (Class 2)                    275,137                9.68                   --                   --
  Focus Value Portfolio (Class 2)                      88,381               18.25                   --                   --
  International Equity Portfolio (Class 2)            387,411               10.27                   --                   --
  Large Cap Growth Portfolio (Class 2)                286,959               11.94                   --                   --
  Large Cap Value Portfolio (Class 2)                 153,766               17.10                   --                   --
  Mid Cap Growth Portfolio (Class 2)                   96,544               23.44                   --                   --
  Mid Cap Value Portfolio (Class 2)                    98,118               27.22                   --                   --
  Small Cap Portfolio (Class 2)                       182,462               14.13                   --                   --
  Balanced Growth Strategy (Class 3)                       --                  --                9,176                21.42
  Conservative Growth Strategy (Class 3)                   --                  --               48,169                21.03
  Growth Strategy (Class 3)                                --                  --               53,297                22.84
  Moderate Growth Strategy (Class 3)                       --                  --               17,358                21.97
  Allocation Balanced Portfolio (Class 3)             419,737               12.83               79,478                12.83
  Allocation Growth Portfolio (Class 3)               618,563               12.45              112,873                12.45
  Allocation Moderate Growth Portfolio
   (Class 3)                                        1,039,065               12.41               30,563                12.41
  Allocation Moderate Portfolio (Class 3)             804,818               12.70                9,705                12.70
  Cash Management Portfolio (Class 3)                      --                  --               12,295                 9.98
  Diversified Fixed Income Portfolio (Class 3)             --                  --              239,669                14.75
  Focus Growth Portfolio (Class 3)                         --                  --               14,767                 9.59
  Focus Value Portfolio (Class 3)                          --                  --                7,742                17.84
  International Equity Portfolio (Class 3)                 --                  --               43,338                10.19
  Large Cap Growth Portfolio (Class 3)                     --                  --               63,025                11.83
  Large Cap Value Portfolio (Class 3)                      --                  --               33,291                16.92
  Mid Cap Growth Portfolio (Class 3)                       --                  --               23,345                23.19
  Mid Cap Value Portfolio (Class 3)                        --                  --               14,793                26.87
  Real Return Portfolio (Class 3)                     301,114               11.99              292,749                12.00
  Small Cap Portfolio (Class 3)                            --                  --               24,941                13.95
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio              --              $   --                   --               $   --
  American Funds Growth SAST Portfolio                     --                  --                   --                   --
  American Funds Growth-Income SAST Portfolio              --                  --                   --                   --
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                                 --              $   --                   --               $   --
  VIP Equity-Income Portfolio                              --                  --                   --                   --
  VIP Investment Grade Bond Portfolio                      --                  --                   --                   --
  VIP Mid Cap Portfolio                                    --                  --                   --                   --
  VIP Overseas Portfolio                                   --                  --                   --                   --
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio                 --              $   --                   --               $   --
  T. Rowe Price Equity Income Portfolio                    --                  --                   --                   --

(1) Offered in Seasons Triple Elite product.
(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.
(3) Offered in Seasons Advisor II product.

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                                   Contracts With Total Expenses of 1.75% Contracts With Total Expenses of 1.80%
                                                   -------------------------------------  -------------------------------------
                                                   Accumulation units    Unit value of    Accumulation units    Unit value of
Variable Accounts                                     outstanding      accumulation units    outstanding      accumulation units
-----------------                                  ------------------  ------------------ ------------------  ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                          --             $   --                  --             $   --
  Conservative Growth Strategy (Class 1)                      --                 --                  --                 --
  Growth Strategy (Class 1)                                   --                 --                  --                 --
  Moderate Growth Strategy (Class 1)                          --                 --                  --                 --
  Cash Management Portfolio (Class 1)                         --                 --                  --                 --
  Diversified Fixed Income Portfolio (Class 1)                --                 --                  --                 --
  Focus Growth Portfolio (Class 1)                            --                 --                  --                 --
  International Equity Portfolio (Class 1)                    --                 --                  --                 --
  Large Cap Growth Portfolio (Class 1)                        --                 --                  --                 --
  Large Cap Value Portfolio (Class 1)                         --                 --                  --                 --
  Mid Cap Growth Portfolio (Class 1)                          --                 --                  --                 --
  Mid Cap Value Portfolio (Class 1)                           --                 --                  --                 --
  Small Cap Portfolio (Class 1)                               --                 --                  --                 --
  Balanced Growth Strategy (Class 2)                          --                 --                  --                 --
  Conservative Growth Strategy (Class 2)                      --                 --                  --                 --
  Growth Strategy (Class 2)                                   --                 --                  --                 --
  Moderate Growth Strategy (Class 2)                          --                 --                  --                 --
  Cash Management Portfolio (Class 2)                         --                 --                  --                 --
  Diversified Fixed Income Portfolio (Class 2)                --                 --                  --                 --
  Focus Growth Portfolio (Class 2)                            --                 --                  --                 --
  Focus Value Portfolio (Class 2)                             --                 --                  --                 --
  International Equity Portfolio (Class 2)                    --                 --                  --                 --
  Large Cap Growth Portfolio (Class 2)                        --                 --                  --                 --
  Large Cap Value Portfolio (Class 2)                         --                 --                  --                 --
  Mid Cap Growth Portfolio (Class 2)                          --                 --                  --                 --
  Mid Cap Value Portfolio (Class 2)                           --                 --                  --                 --
  Small Cap Portfolio (Class 2)                               --                 --                  --                 --
  Balanced Growth Strategy (Class 3)                     111,569              21.16             114,621              21.23
  Conservative Growth Strategy (Class 3)                  77,048              20.78             100,989              20.61
  Growth Strategy (Class 3)                              176,547              22.56             178,586              22.39
  Moderate Growth Strategy (Class 3)                     273,580              21.63             190,071              21.78
  Allocation Balanced Portfolio (Class 3)              1,076,398              12.73             428,870              12.73
  Allocation Growth Portfolio (Class 3)                  205,658              12.39             470,043              12.35
  Allocation Moderate Growth Portfolio (Class 3)       4,248,086              12.36           1,046,837              12.31
  Allocation Moderate Portfolio (Class 3)              1,952,680              12.61             525,057              12.60
  Cash Management Portfolio (Class 3)                    117,203               9.85             104,887               9.88
  Diversified Fixed Income Portfolio (Class 3)           161,704              14.52             211,423              14.94
  Focus Growth Portfolio (Class 3)                       151,256               9.47             153,390               9.47
  Focus Value Portfolio (Class 3)                         70,966              17.65              42,352              17.80
  International Equity Portfolio (Class 3)               321,633              10.11             177,876              10.05
  Large Cap Growth Portfolio (Class 3)                   167,509              11.72             178,046              11.68
  Large Cap Value Portfolio (Class 3)                     53,747              16.74             116,297              17.17
  Mid Cap Growth Portfolio (Class 3)                      40,137              22.96             102,369              22.88
  Mid Cap Value Portfolio (Class 3)                       35,647              26.55              85,278              28.25
  Real Return Portfolio (Class 3)                        142,708              11.88              78,971              11.90
  Small Cap Portfolio (Class 3)                           70,446              13.79              98,391              13.78
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio             82,917             $13.06              40,351             $12.96
  American Funds Growth SAST Portfolio                    41,149              12.00              12,679              11.94
  American Funds Growth-Income SAST Portfolio             68,975              11.59              22,094              11.51
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                                77,344             $10.85              36,916             $10.85
  VIP Equity-Income Portfolio                            115,514              10.72              52,485              10.71
  VIP Investment Grade Bond Portfolio                    267,682              12.43             122,161              12.43
  VIP Mid Cap Portfolio                                  146,875              11.74              39,952              11.73
  VIP Overseas Portfolio                                 132,650               8.33              41,213               8.32
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio                59,190             $12.04              25,536             $12.01
  T. Rowe Price Equity Income Portfolio                  116,035              11.28              38,027              11.28

                                                   Contracts With Total Expenses of 1.85% Contracts With Total Expenses of 1.90%
                                                   -------------------------------------  -------------------------------------
                                                   Accumulation units    Unit value of    Accumulation units    Unit value of
Variable Accounts                                     outstanding      accumulation units    outstanding      accumulation units
-----------------                                  ------------------  ------------------ ------------------  ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                         --              $   --                 --              $   --
  Conservative Growth Strategy (Class 1)                     --                  --                 --                  --
  Growth Strategy (Class 1)                                  --                  --                 --                  --
  Moderate Growth Strategy (Class 1)                         --                  --                 --                  --
  Cash Management Portfolio (Class 1)                        --                  --                 --                  --
  Diversified Fixed Income Portfolio (Class 1)               --                  --                 --                  --
  Focus Growth Portfolio (Class 1)                           --                  --                 --                  --
  International Equity Portfolio (Class 1)                   --                  --                 --                  --
  Large Cap Growth Portfolio (Class 1)                       --                  --                 --                  --
  Large Cap Value Portfolio (Class 1)                        --                  --                 --                  --
  Mid Cap Growth Portfolio (Class 1)                         --                  --                 --                  --
  Mid Cap Value Portfolio (Class 1)                          --                  --                 --                  --
  Small Cap Portfolio (Class 1)                              --                  --                 --                  --
  Balanced Growth Strategy (Class 2)                         --                  --                 --                  --
  Conservative Growth Strategy (Class 2)                     --                  --                 --                  --
  Growth Strategy (Class 2)                                  --                  --                 --                  --
  Moderate Growth Strategy (Class 2)                         --                  --                 --                  --
  Cash Management Portfolio (Class 2)                        --                  --                 --                  --
  Diversified Fixed Income Portfolio (Class 2)               --                  --                 --                  --
  Focus Growth Portfolio (Class 2)                           --                  --                 --                  --
  Focus Value Portfolio (Class 2)                            --                  --                 --                  --
  International Equity Portfolio (Class 2)                   --                  --                 --                  --
  Large Cap Growth Portfolio (Class 2)                       --                  --                 --                  --
  Large Cap Value Portfolio (Class 2)                        --                  --                 --                  --
  Mid Cap Growth Portfolio (Class 2)                         --                  --                 --                  --
  Mid Cap Value Portfolio (Class 2)                          --                  --                 --                  --
  Small Cap Portfolio (Class 2)                              --                  --                 --                  --
  Balanced Growth Strategy (Class 3)                          5               21.00              3,276               21.31
  Conservative Growth Strategy (Class 3)                     24               20.61              3,361               20.75
  Growth Strategy (Class 3)                                 434               22.40              3,885               22.53
  Moderate Growth Strategy (Class 3)                      1,987               21.76              4,008               21.82
  Allocation Balanced Portfolio (Class 3)                55,192               12.77             93,294               12.76
  Allocation Growth Portfolio (Class 3)                       9               12.33              1,206               12.35
  Allocation Moderate Growth Portfolio (Class 3)         66,800               12.34            397,883               12.33
  Allocation Moderate Portfolio (Class 3)               113,827               12.62            116,562               12.62
  Cash Management Portfolio (Class 3)                    25,425                9.86             42,331                9.86
  Diversified Fixed Income Portfolio (Class 3)            1,299               14.83                325               15.21
  Focus Growth Portfolio (Class 3)                        7,678                9.48                 25                9.70
  Focus Value Portfolio (Class 3)                             8               17.50                  4               18.39
  International Equity Portfolio (Class 3)                3,137               10.09                  6               10.41
  Large Cap Growth Portfolio (Class 3)                       33               11.67                 13               11.76
  Large Cap Value Portfolio (Class 3)                        14               17.26                  4               17.73
  Mid Cap Growth Portfolio (Class 3)                        897               22.91                  4               23.64
  Mid Cap Value Portfolio (Class 3)                         735               28.26                  3               29.09
  Real Return Portfolio (Class 3)                         1,706               11.83                  5               12.00
  Small Cap Portfolio (Class 3)                              99               13.75                  6               14.28
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio             3,852              $12.96             13,989              $12.89
  American Funds Growth SAST Portfolio                    1,587               11.93              6,310               11.89
  American Funds Growth-Income SAST Portfolio             2,733               11.52             10,155               11.47
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                                2,556              $10.81             10,073              $10.80
  VIP Equity-Income Portfolio                             5,834               10.68             20,722               10.67
  VIP Investment Grade Bond Portfolio                    17,649               12.38             39,905               12.36
  VIP Mid Cap Portfolio                                   8,786               11.70             31,439               11.65
  VIP Overseas Portfolio                                  7,155                8.29             27,690                8.28
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio                1,162              $11.98              5,035              $11.96
  T. Rowe Price Equity Income Portfolio                   5,707               11.24             20,749               11.23

(1) Offered in Seasons Triple Elite product.
(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.
(3) Offered in Seasons Advisor II product.

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                                Contracts With Total Expenses of 1.95%(1) Contracts With Total Expenses of 1.95%(3)
                                                ----------------------------------------- -----------------------------------------
                                                Accumulation units     Unit value of      Accumulation units     Unit value of
Variable Accounts                                  outstanding       accumulation units      outstanding       accumulation units
-----------------                               ------------------   ------------------   ------------------   ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                      --               $   --                   --               $   --
  Conservative Growth Strategy (Class 1)                  --                   --                   --                   --
  Growth Strategy (Class 1)                               --                   --                   --                   --
  Moderate Growth Strategy (Class 1)                      --                   --                   --                   --
  Cash Management Portfolio (Class 1)                     --                   --                   --                   --
  Diversified Fixed Income Portfolio (Class 1)            --                   --                   --                   --
  Focus Growth Portfolio (Class 1)                        --                   --                   --                   --
  International Equity Portfolio (Class 1)                --                   --                   --                   --
  Large Cap Growth Portfolio (Class 1)                    --                   --                   --                   --
  Large Cap Value Portfolio (Class 1)                     --                   --                   --                   --
  Mid Cap Growth Portfolio (Class 1)                      --                   --                   --                   --
  Mid Cap Value Portfolio (Class 1)                       --                   --                   --                   --
  Small Cap Portfolio (Class 1)                           --                   --                   --                   --
  Balanced Growth Strategy (Class 2)                 100,180                21.07                   --                   --
  Conservative Growth Strategy (Class 2)             124,824                20.62                   --                   --
  Growth Strategy (Class 2)                           29,920                22.39                   --                   --
  Moderate Growth Strategy (Class 2)                 116,275                21.54                   --                   --
  Cash Management Portfolio (Class 2)                 31,061                 9.79                   --                   --
  Diversified Fixed Income Portfolio (Class 2)        93,196                14.46                   --                   --
  Focus Growth Portfolio (Class 2)                    58,159                 9.39                   --                   --
  Focus Value Portfolio (Class 2)                     19,645                17.53                   --                   --
  International Equity Portfolio (Class 2)            98,393                10.02                   --                   --
  Large Cap Growth Portfolio (Class 2)                88,199                11.58                   --                   --
  Large Cap Value Portfolio (Class 2)                 52,819                16.59                   --                   --
  Mid Cap Growth Portfolio (Class 2)                  36,515                22.82                   --                   --
  Mid Cap Value Portfolio (Class 2)                   30,705                26.43                   --                   --
  Small Cap Portfolio (Class 2)                       57,601                13.70                   --                   --
  Balanced Growth Strategy (Class 3)                      --                   --               44,337                20.67
  Conservative Growth Strategy (Class 3)                  --                   --               42,588                20.11
  Growth Strategy (Class 3)                               --                   --                8,614                21.73
  Moderate Growth Strategy (Class 3)                      --                   --               18,398                21.07
  Allocation Balanced Portfolio (Class 3)            166,097                12.57              146,506                12.57
  Allocation Growth Portfolio (Class 3)               97,752                12.20                6,459                12.20
  Allocation Moderate Growth Portfolio
   (Class 3)                                         180,259                12.16               16,077                12.16
  Allocation Moderate Portfolio (Class 3)             97,492                12.44               17,048                12.44
  Cash Management Portfolio (Class 3)                     --                   --               14,500                 9.72
  Diversified Fixed Income Portfolio (Class 3)            --                   --               61,539                14.37
  Focus Growth Portfolio (Class 3)                        --                   --                9,033                 9.13
  Focus Value Portfolio (Class 3)                         --                   --                8,363                17.16
  International Equity Portfolio (Class 3)                --                   --               17,546                 9.82
  Large Cap Growth Portfolio (Class 3)                    --                   --               19,440                11.40
  Large Cap Value Portfolio (Class 3)                     --                   --               27,908                16.37
  Mid Cap Growth Portfolio (Class 3)                      --                   --                5,434                22.39
  Mid Cap Value Portfolio (Class 3)                       --                   --               11,004                25.87
  Real Return Portfolio (Class 3)                     33,562                11.75               49,565                11.75
  Small Cap Portfolio (Class 3)                           --                   --                8,470                13.43
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio             --               $   --                   --               $   --
  American Funds Growth SAST Portfolio                    --                   --                   --                   --
  American Funds Growth-Income SAST Portfolio             --                   --                   --                   --
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                                --               $   --                   --               $   --
  VIP Equity-Income Portfolio                             --                   --                   --                   --
  VIP Investment Grade Bond Portfolio                     --                   --                   --                   --
  VIP Mid Cap Portfolio                                   --                   --                   --                   --
  VIP Overseas Portfolio                                  --                   --                   --                   --
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio                --               $   --                   --               $   --
  T. Rowe Price Equity Income Portfolio                   --                   --                   --                   --

                                                Contracts With Total Expenses of 2.00% Contracts With Total Expenses of 2.05%
                                                -------------------------------------  -------------------------------------
                                                Accumulation units    Unit value of    Accumulation units    Unit value of
Variable Accounts                                  outstanding      accumulation units    outstanding      accumulation units
-----------------                               ------------------  ------------------ ------------------  ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                      --              $   --                 --              $   --
  Conservative Growth Strategy (Class 1)                  --                  --                 --                  --
  Growth Strategy (Class 1)                               --                  --                 --                  --
  Moderate Growth Strategy (Class 1)                      --                  --                 --                  --
  Cash Management Portfolio (Class 1)                     --                  --                 --                  --
  Diversified Fixed Income Portfolio (Class 1)            --                  --                 --                  --
  Focus Growth Portfolio (Class 1)                        --                  --                 --                  --
  International Equity Portfolio (Class 1)                --                  --                 --                  --
  Large Cap Growth Portfolio (Class 1)                    --                  --                 --                  --
  Large Cap Value Portfolio (Class 1)                     --                  --                 --                  --
  Mid Cap Growth Portfolio (Class 1)                      --                  --                 --                  --
  Mid Cap Value Portfolio (Class 1)                       --                  --                 --                  --
  Small Cap Portfolio (Class 1)                           --                  --                 --                  --
  Balanced Growth Strategy (Class 2)                      --                  --                 --                  --
  Conservative Growth Strategy (Class 2)                  --                  --                 --                  --
  Growth Strategy (Class 2)                               --                  --                 --                  --
  Moderate Growth Strategy (Class 2)                      --                  --                 --                  --
  Cash Management Portfolio (Class 2)                     --                  --                 --                  --
  Diversified Fixed Income Portfolio (Class 2)            --                  --                 --                  --
  Focus Growth Portfolio (Class 2)                        --                  --                 --                  --
  Focus Value Portfolio (Class 2)                         --                  --                 --                  --
  International Equity Portfolio (Class 2)                --                  --                 --                  --
  Large Cap Growth Portfolio (Class 2)                    --                  --                 --                  --
  Large Cap Value Portfolio (Class 2)                     --                  --                 --                  --
  Mid Cap Growth Portfolio (Class 2)                      --                  --                 --                  --
  Mid Cap Value Portfolio (Class 2)                       --                  --                 --                  --
  Small Cap Portfolio (Class 2)                           --                  --                 --                  --
  Balanced Growth Strategy (Class 3)                  15,143               20.77                 13               20.63
  Conservative Growth Strategy (Class 3)              19,637               20.35                  6               18.76
  Growth Strategy (Class 3)                           21,710               22.19                 11               21.55
  Moderate Growth Strategy (Class 3)                  20,399               21.27                 11               21.03
  Allocation Balanced Portfolio (Class 3)             83,760               12.50             22,322               12.37
  Allocation Growth Portfolio (Class 3)               25,967               12.18              3,915               12.12
  Allocation Moderate Growth Portfolio
   (Class 3)                                         120,688               12.16             32,075               12.06
  Allocation Moderate Portfolio (Class 3)            106,352               12.40              6,249               12.29
  Cash Management Portfolio (Class 3)                 46,995                9.64                  9                9.33
  Diversified Fixed Income Portfolio (Class 3)         6,055               14.22                  8               14.16
  Focus Growth Portfolio (Class 3)                    17,446                9.26              1,517                9.18
  Focus Value Portfolio (Class 3)                        258               17.30                 11               17.42
  International Equity Portfolio (Class 3)            11,721                9.91              1,976                9.84
  Large Cap Growth Portfolio (Class 3)                 6,611               11.46                 31               11.32
  Large Cap Value Portfolio (Class 3)                  4,498               16.42                 14               16.95
  Mid Cap Growth Portfolio (Class 3)                   1,547               22.54                 11               22.58
  Mid Cap Value Portfolio (Class 3)                    2,200               26.02                  9               27.55
  Real Return Portfolio (Class 3)                      6,660               11.66                764               11.57
  Small Cap Portfolio (Class 3)                        5,327               13.52              1,563               13.52
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio          4,080              $12.89                 15              $12.74
  American Funds Growth SAST Portfolio                 1,757               11.86              1,146               11.73
  American Funds Growth-Income SAST Portfolio          4,435               11.44              1,184               11.32
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                             2,810              $10.73              1,230              $10.70
  VIP Equity-Income Portfolio                          7,234               10.58                 10               10.51
  VIP Investment Grade Bond Portfolio                 14,396               12.28                 10               12.03
  VIP Mid Cap Portfolio                                9,508               11.60                 10               10.43
  VIP Overseas Portfolio                               9,546                8.23                 10                8.41
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio             1,398              $11.89                 28              $11.89
  T. Rowe Price Equity Income Portfolio                6,073               11.14              1,211               11.09

(1) Offered in Seasons Triple Elite product.
(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.
(3) Offered in Seasons Advisor II product.

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                                APRIL 30, 2013
                                  (continued)

                                                Contracts With Total Expenses of 2.20% Contracts With Total Expenses of 2.30%
                                                -------------------------------------  -------------------------------------
                                                Accumulation units    Unit value of    Accumulation units    Unit value of
Variable Accounts                                  outstanding      accumulation units    outstanding      accumulation units
-----------------                               ------------------  ------------------ ------------------  ------------------
SEASONS SERIES TRUST:
  Balanced Growth Strategy (Class 1)                    --                $   --                 --              $   --
  Conservative Growth Strategy (Class 1)                --                    --                 --                  --
  Growth Strategy (Class 1)                             --                    --                 --                  --
  Moderate Growth Strategy (Class 1)                    --                    --                 --                  --
  Cash Management Portfolio (Class 1)                   --                    --                 --                  --
  Diversified Fixed Income Portfolio (Class 1)          --                    --                 --                  --
  Focus Growth Portfolio (Class 1)                      --                    --                 --                  --
  International Equity Portfolio (Class 1)              --                    --                 --                  --
  Large Cap Growth Portfolio (Class 1)                  --                    --                 --                  --
  Large Cap Value Portfolio (Class 1)                   --                    --                 --                  --
  Mid Cap Growth Portfolio (Class 1)                    --                    --                 --                  --
  Mid Cap Value Portfolio (Class 1)                     --                    --                 --                  --
  Small Cap Portfolio (Class 1)                         --                    --                 --                  --
  Balanced Growth Strategy (Class 2)                    --                    --                 --                  --
  Conservative Growth Strategy (Class 2)                --                    --                 --                  --
  Growth Strategy (Class 2)                             --                    --                 --                  --
  Moderate Growth Strategy (Class 2)                    --                    --                 --                  --
  Cash Management Portfolio (Class 2)                   --                    --                 --                  --
  Diversified Fixed Income Portfolio (Class 2)          --                    --                 --                  --
  Focus Growth Portfolio (Class 2)                      --                    --                 --                  --
  Focus Value Portfolio (Class 2)                       --                    --                 --                  --
  International Equity Portfolio (Class 2)              --                    --                 --                  --
  Large Cap Growth Portfolio (Class 2)                  --                    --                 --                  --
  Large Cap Value Portfolio (Class 2)                   --                    --                 --                  --
  Mid Cap Growth Portfolio (Class 2)                    --                    --                 --                  --
  Mid Cap Value Portfolio (Class 2)                     --                    --                 --                  --
  Small Cap Portfolio (Class 2)                         --                    --                 --                  --
  Balanced Growth Strategy (Class 3)                     7                 19.65                  7               20.13
  Conservative Growth Strategy (Class 3)                 7                 19.21                  7               19.60
  Growth Strategy (Class 3)                              7                 21.05                  7               21.34
  Moderate Growth Strategy (Class 3)                     7                 20.13                  7               20.67
  Allocation Balanced Portfolio (Class 3)               11                 12.26              2,001               12.54
  Allocation Growth Portfolio (Class 3)                 13                 12.07                 13               12.12
  Allocation Moderate Growth Portfolio (Class
   3)                                                   12                 12.01                 13               12.12
  Allocation Moderate Portfolio (Class 3)               12                 12.23             35,067               12.40
  Cash Management Portfolio (Class 3)                    9                  9.19                  9                9.44
  Diversified Fixed Income Portfolio (Class 3)           8                 13.76                  8               14.58
  Focus Growth Portfolio (Class 3)                      56                  9.21                 57                9.42
  Focus Value Portfolio (Class 3)                        8                 16.96                  8               17.43
  International Equity Portfolio (Class 3)              14                  9.84                 14                9.99
  Large Cap Growth Portfolio (Class 3)                  29                 11.36                 30               11.52
  Large Cap Value Portfolio (Class 3)                   10                 16.21                 10               16.99
  Mid Cap Growth Portfolio (Class 3)                     8                 22.40                  9               22.70
  Mid Cap Value Portfolio (Class 3)                      7                 25.65                  7               27.84
  Real Return Portfolio (Class 3)                       10                 11.41                 10               11.73
  Small Cap Portfolio (Class 3)                         13                 13.46                 13               13.71
SUNAMERICA SERIES TRUST (Class 3):
  American Funds Global Growth SAST Portfolio           13                $12.74              1,206              $12.69
  American Funds Growth SAST Portfolio                  14                 11.77                612               11.70
  American Funds Growth-Income SAST Portfolio           14                 11.35              1,040               11.27
FIDELITY VARIABLE INSURANCE PRODUCTS (Service
  Class 2):
  VIP Contrafund Portfolio                              16                $10.28                923              $10.63
  VIP Equity-Income Portfolio                           17                 10.24              2,157               10.48
  VIP Investment Grade Bond Portfolio                   10                 11.93              5,256               12.14
  VIP Mid Cap Portfolio                                 15                 10.91              3,527               11.45
  VIP Overseas Portfolio                                17                  7.98              1,933                8.13
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
  T. Rowe Price Blue Chip Growth Portfolio              15                $11.74                874              $11.74
  T. Rowe Price Equity Income Portfolio                 16                 10.72              2,469               11.04

(1) Offered in Seasons Triple Elite product.
(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.
(3) Offered in Seasons Advisor II product.


   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      SCHEDULES OF PORTFOLIO INVESTMENTS
                                April 30, 2013

                                                                  Net Asset Value  Net Asset
Variable Accounts                                        Shares      Per Share       Value         Cost     Level (Note A)
-----------------                                      ---------- --------------- ------------ ------------ --------------
SEASONS SERIES TRUST:
 Balanced Growth Strategy (Class 1):
   Asset Allocation: Diversified Growth Portfolio
     (Class 1)                                            496,095     $11.48      $  5,696,865 $  3,746,006       1
   Multi-Managed Income/Equity Portfolio (Class 1)        963,450      12.87        12,402,460   11,316,623       1
   Stock Portfolio (Class 1)                              240,927      18.98         4,573,442    2,505,471       1
                                                                                  ------------ ------------
                                                                                    22,672,767   17,568,100
                                                                                  ------------ ------------
 Conservative Growth Strategy (Class 1)
   Asset Allocation: Diversified Growth Portfolio
     (Class 1)                                            421,449      11.48         4,839,673    3,449,817       1
   Multi-Managed Income Portfolio (Class 1)               912,897      12.55        11,458,740   10,733,652       1
   Stock Portfolio (Class 1)                              153,508      18.98         2,913,988    1,795,138       1
                                                                                  ------------ ------------
                                                                                    19,212,401   15,978,607
                                                                                  ------------ ------------
 Growth Strategy (Class 1)
   Asset Allocation: Diversified Growth Portfolio
     (Class 1)                                            536,798      11.48         6,164,285    4,479,161       1
   Multi-Managed Growth Portfolio (Class 1)               678,885      18.05        12,251,473    9,668,635       1
   Stock Portfolio (Class 1)                              325,860      18.98         6,185,690    3,747,994       1
                                                                                  ------------ ------------
                                                                                    24,601,448   17,895,790
                                                                                  ------------ ------------
 Moderate Growth Strategy (Class 1)
   Asset Allocation: Diversified Growth Portfolio
     (Class 1)                                            542,148      11.48         6,225,713    3,971,015       1
   Multi-Managed Moderate Growth Portfolio (Class 1)      926,942      14.65        13,578,083   11,944,859       1
   Stock Portfolio (Class 1)                              263,290      18.98         4,997,952    2,594,964       1
                                                                                  ------------ ------------
                                                                                    24,801,748   18,510,838
                                                                                  ------------ ------------
 Cash Management Portfolio (Class 1)                      118,676      10.69         1,268,509    1,271,143       1
 Diversified Fixed Income Portfolio (Class 1)             476,762      12.14         5,790,187    5,542,619       1
 Focus Growth Portfolio (Class 1)                         133,734      10.62         1,419,603    1,305,311       1
 International Equity Portfolio (Class 1)                 367,693       8.29         3,048,517    2,356,622       1
 Large Cap Growth Portfolio (Class 1)                     355,545      11.89         4,226,406    2,983,028       1
 Large Cap Value Portfolio (Class 1)                      321,813      13.88         4,466,781    3,243,599       1
 Mid Cap Growth Portfolio (Class 1)                       279,198      14.30         3,992,408    2,520,804       1
 Mid Cap Value Portfolio (Class 1)                        213,588      16.95         3,620,534    2,087,218       1
 Small Cap Portfolio (Class 1)                            166,019      11.20         1,858,713    1,283,119       1
 Balanced Growth Strategy (Class 2):
   Asset Allocation: Diversified Growth Portfolio
     (Class 2)                                          2,029,062      11.48        23,283,496   15,726,867       1
   Multi-Managed Income/Equity Portfolio (Class 2)      3,944,722      12.85        50,684,709   44,638,010       1
   Stock Portfolio (Class 2)                              996,654      18.75        18,692,219   10,772,839       1
                                                                                  ------------ ------------
                                                                                    92,660,424   71,137,716
                                                                                  ------------ ------------
 Conservative Growth Strategy (Class 2)
   Asset Allocation: Diversified Growth Portfolio
     (Class 2)                                          1,544,895      11.48        17,727,682   13,635,184       1
   Multi-Managed Income Portfolio (Class 2)             3,351,245      12.53        41,976,646   40,704,702       1
   Stock Portfolio (Class 2)                              569,187      18.75        10,675,080    7,307,513       1
                                                                                  ------------ ------------
                                                                                    70,379,408   61,647,399
                                                                                  ------------ ------------
 Growth Strategy (Class 2)
   Asset Allocation: Diversified Growth Portfolio
     (Class 2)                                          1,021,003      11.48        11,716,015    7,741,107       1
   Multi-Managed Growth Portfolio (Class 2)             1,291,672      18.03        23,284,983   17,298,487       1
   Stock Portfolio (Class 2)                              626,873      18.75        11,756,987    6,259,450       1
                                                                                  ------------ ------------
                                                                                    46,757,985   31,299,044
                                                                                  ------------ ------------
 Moderate Growth Strategy (Class 2)
   Asset Allocation: Diversified Growth Portfolio
     (Class 2)                                          2,132,942      11.48        24,475,521   16,441,291       1
   Multi-Managed Moderate Growth Portfolio (Class 2)    3,649,828      14.62        53,376,658   45,820,722       1
   Stock Portfolio (Class 2)                            1,047,773      18.75        19,650,948   11,092,832       1
                                                                                  ------------ ------------
                                                                                    97,503,127   73,354,845
                                                                                  ------------ ------------
 Cash Management Portfolio (Class 2)                    1,234,270      10.62        13,106,499   13,157,373       1
 Diversified Fixed Income Portfolio (Class 2)           4,285,049      12.12        51,926,352   49,184,710       1
 Focus Growth Portfolio (Class 2)                       3,569,941      10.40        37,129,175   30,833,097       1
 Focus Value Portfolio (Class 2)                        1,363,292      13.70        18,674,096   14,055,771       1
 International Equity Portfolio (Class 2)               3,807,989       8.30        31,598,767   24,991,570       1
 Large Cap Growth Portfolio (Class 2)                   3,514,851      11.72        41,207,272   30,173,431       1
 Large Cap Value Portfolio (Class 2)                    2,816,193      13.86        39,035,475   29,081,823       1
 Mid Cap Growth Portfolio (Class 2)                     2,010,217      13.94        28,014,697   16,093,210       1
 Mid Cap Value Portfolio (Class 2)                      2,113,709      16.91        35,749,104   22,300,722       1
 Small Cap Portfolio (Class 2)                          2,327,798      10.98        25,550,010   17,404,469       1
 Balanced Growth Strategy (Class 3):
   Asset Allocation: Diversified Growth Portfolio
     (Class 3)                                          1,244,766      11.45        14,257,375   10,133,495       1
   Multi-Managed Income/Equity Portfolio (Class 3)      2,420,050      12.83        31,039,365   27,998,596       1
   Stock Portfolio (Class 3)                              614,659      18.62        11,447,296    7,093,358       1
                                                                                  ------------ ------------
                                                                                    56,744,036   45,225,449
                                                                                  ------------ ------------
 Conservative Growth Strategy (Class 3)
   Asset Allocation: Diversified Growth Portfolio
     (Class 3)                                          1,063,518      11.45        12,181,381   10,126,057       1
   Multi-Managed Income Portfolio (Class 3)             2,307,625      12.50        28,845,214   28,643,659       1
   Stock Portfolio (Class 3)                              393,833      18.62         7,334,675    5,758,179       1
                                                                                  ------------ ------------
                                                                                    48,361,270   44,527,895
                                                                                  ------------ ------------
 Growth Strategy (Class 3)
   Asset Allocation: Diversified Growth Portfolio
     (Class 3)                                          1,376,461      11.45        15,765,788   11,074,023       1
   Multi-Managed Growth Portfolio (Class 3)             1,741,459      17.99        31,334,524   24,651,490       1
   Stock Portfolio (Class 3)                              849,518      18.62        15,821,246    9,356,798       1
                                                                                  ------------ ------------
                                                                                    62,921,558   45,082,311
                                                                                  ------------ ------------
 Moderate Growth Strategy (Class 3)
   Asset Allocation: Diversified Growth Portfolio
     (Class 3)                                          2,084,641      11.45        23,877,184   16,451,856       1
   Multi-Managed Moderate Growth Portfolio (Class 3)    3,567,939      14.59        52,073,450   45,949,591       1
   Stock Portfolio (Class 3)                            1,029,372      18.62        19,170,811   11,350,893       1
                                                                                  ------------ ------------
                                                                                    95,121,445   73,752,340
                                                                                  ------------ ------------
 Allocation Balanced Portfolio (Class 3)               14,422,684      12.17       175,459,750  144,063,652       1
 Allocation Growth Portfolio (Class 3)                  8,411,084      11.05        92,904,095   77,563,071       1
 Allocation Moderate Growth Portfolio (Class 3)        39,349,350      12.02       472,803,134  394,913,960       1
 Allocation Moderate Portfolio (Class 3)               17,559,278      11.87       208,357,309  167,070,654       1
 Cash Management Portfolio (Class 3)                    2,710,165      10.57        28,649,856   28,769,435       1
 Diversified Fixed Income Portfolio (Class 3)           3,414,498      12.06        41,187,114   40,054,581       1
 Focus Growth Portfolio (Class 3)                       3,329,100      10.28        34,226,785   29,010,485       1
 Focus Value Portfolio (Class 3)                        1,241,490      13.65        16,950,804   13,907,178       1
 International Equity Portfolio (Class 3)               3,646,563       8.27        30,158,546   25,160,915       1
 Large Cap Growth Portfolio (Class 3)                   2,537,517      11.64        29,544,017   21,338,636       1
 Large Cap Value Portfolio (Class 3)                    1,856,141      13.84        25,687,519   19,307,738       1
 Mid Cap Growth Portfolio (Class 3)                     1,695,688      13.74        23,300,090   14,630,742       1
 Mid Cap Value Portfolio (Class 3)                      1,645,643      16.87        27,763,908   17,621,536       1
 Real Return Portfolio (Class 3)                        2,637,230      10.28        27,117,516   25,477,193       1
 Small Cap Portfolio (Class 3)                          1,795,196      10.85        19,469,376   13,389,666       1
SUNAMERICA SERIES TRUST (Class 3):
 American Funds Global Growth SAST Portfolio              969,233     $13.07      $ 12,669,808 $ 10,009,911       1
 American Funds Growth SAST Portfolio                     552,964      11.92         6,589,046    5,404,812       1
 American Funds Growth-Income SAST Portfolio              728,823      11.60         8,453,186    6,574,900       1
FIDELITY VARIABLE INSURANCE PRODUCTS
  (Service Class 2):
 VIP Contrafund Portfolio                                 297,241     $28.54      $  8,483,254 $  6,918,927       1
 VIP Equity-Income Portfolio                              527,239      22.17        11,688,881    9,191,850       1
 VIP Investment Grade Bond Portfolio                    3,001,936      12.92        38,785,015   38,602,446       1
 VIP Mid Cap Portfolio                                    548,370      32.79        17,981,068   14,975,334       1
 VIP Overseas Portfolio                                   642,865      17.36        11,160,132    9,496,311       1
T. ROWE PRICE EQUITY SERIES, INC. (Class II):
 T. Rowe Price Blue Chip Growth Portfolio                 376,477     $14.42      $  5,428,805 $  4,591,782       1
 T. Rowe Price Equity Income Portfolio                    502,987      25.00        12,574,684    9,389,288       1

(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in Note 3 to the Financial Statements.

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013

                                        Balanced Growth  Conservative                   Moderate Growth Cash Management
                                           Strategy     Growth Strategy Growth Strategy    Strategy        Portfolio
                                           (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                        --------------- --------------- --------------- --------------- ---------------
Investment income:
  Dividends                               $  430,714      $  382,618      $  205,777      $  304,822       $     --
                                          ----------      ----------      ----------      ----------       --------
Expenses:
  Charges for distribution, mortality
   and expense risk                         (314,803)       (270,202)       (333,473)       (350,631)       (20,937)
                                          ----------      ----------      ----------      ----------       --------
Net investment income (loss)                 115,911         112,416        (127,696)        (45,809)       (20,937)
                                          ----------      ----------      ----------      ----------       --------
Net realized gains (losses) from
  securities transactions                    341,154         896,615        (148,178)       (154,387)       (11,927)
Realized gain distributions                  525,625         488,584              --         562,498             --
                                          ----------      ----------      ----------      ----------       --------
Net realized gains (losses)                  866,779       1,385,199        (148,178)        408,111        (11,927)
                                          ----------      ----------      ----------      ----------       --------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                      4,294,264       3,348,218       4,532,858       4,839,599         (9,521)
  End of period                            5,104,667       3,233,794       6,705,658       6,290,910         (2,634)
                                          ----------      ----------      ----------      ----------       --------
Change in net unrealized appreciation
(depreciation) of investments                810,403        (114,424)      2,172,800       1,451,311          6,887
                                          ----------      ----------      ----------      ----------       --------
Increase (decrease) in net assets from
  operations                              $1,793,093      $1,383,191      $1,896,926      $1,813,613       $(25,977)
                                          ==========      ==========      ==========      ==========       ========

                                        Diversified Fixed Focus Growth International Equity Large Cap Growth Large Cap Value
                                        Income Portfolio   Portfolio        Portfolio          Portfolio        Portfolio
                                            (Class 1)      (Class 1)        (Class 1)          (Class 1)        (Class 1)
                                        ----------------- ------------ -------------------- ---------------- ---------------
Investment income:
  Dividends                                 $ 136,776       $     --         $ 45,403          $   22,110      $   61,661
                                            ---------       --------         --------          ----------      ----------
Expenses:
  Charges for distribution, mortality
   and expense risk                           (87,807)       (20,161)         (42,367)            (59,096)        (61,925)
                                            ---------       --------         --------          ----------      ----------
Net investment income (loss)                   48,969        (20,161)           3,036             (36,986)           (264)
                                            ---------       --------         --------          ----------      ----------
Net realized gains (losses) from
  securities transactions                     160,759         42,384          (57,620)             25,644        (264,944)
Realized gain distributions                    93,990          6,653               --             143,526              --
                                            ---------       --------         --------          ----------      ----------
Net realized gains (losses)                   254,749         49,037          (57,620)            169,170        (264,944)
                                            ---------       --------         --------          ----------      ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                         365,042        133,188          271,208             942,037         264,181
  End of period                               247,568        114,292          691,895           1,243,378       1,223,182
                                            ---------       --------         --------          ----------      ----------
Change in net unrealized appreciation
(depreciation) of investments                (117,474)       (18,896)         420,687             301,341         959,001
                                            ---------       --------         --------          ----------      ----------
Increase (decrease) in net assets from
  operations                                $ 186,244       $  9,980         $366,103          $  433,525      $  693,793
                                             =========       ========         ========          ==========      ==========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                         Mid Cap Growth Mid Cap Value                     Balanced Growth  Conservative
                                           Portfolio      Portfolio   Small Cap Portfolio    Strategy     Growth Strategy
                                           (Class 1)      (Class 1)        (Class 1)         (Class 2)       (Class 2)
                                         -------------- ------------- ------------------- --------------- ---------------
Investment income:
  Dividends                                $       --    $   21,165        $     --         $ 1,638,692     $ 1,366,843
                                           ----------    ----------        --------         -----------     -----------
Expenses:
  Charges for distribution, mortality
   and expense risk                           (56,883)      (49,313)        (26,846)         (1,472,873)     (1,159,412)
                                           ----------    ----------        --------         -----------     -----------
Net investment income (loss)                  (56,883)      (28,148)        (26,846)            165,819         207,431
                                           ----------    ----------        --------         -----------     -----------
Net realized gains (losses) from
  securities transactions                     358,725       (85,177)            220           4,352,206       5,784,574
Realized gain distributions                   142,690            --              --           2,153,279       1,877,157
                                           ----------    ----------        --------         -----------     -----------
Net realized gains (losses)                   501,415       (85,177)            220           6,505,485       7,661,731
                                           ----------    ----------        --------         -----------     -----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                       1,502,453       830,641         393,427          21,299,457      11,665,467
  End of period                             1,471,604     1,533,316         575,594          21,522,708       8,732,009
                                           ----------    ----------        --------         -----------     -----------
Change in net unrealized appreciation
(depreciation) of investments                 (30,849)      702,675         182,167             223,251      (2,933,458)
                                           ----------    ----------        --------         -----------     -----------
Increase (decrease) in net assets from
  operations                               $  413,683    $  589,350        $155,541         $ 6,894,555     $ 4,935,704
                                           ==========    ==========        ========         ===========     ===========

                                                         Moderate Growth Cash Management Diversified Fixed Focus Growth
                                         Growth Strategy    Strategy        Portfolio    Income Portfolio   Portfolio
                                            (Class 2)       (Class 2)       (Class 2)        (Class 2)      (Class 2)
                                         --------------- --------------- --------------- ----------------- ------------
Investment income:
  Dividends                                $   350,111     $ 1,098,491      $      --       $ 1,105,031    $        --
                                           -----------     -----------      ---------       -----------    -----------
Expenses:
  Charges for distribution, mortality
   and expense risk                           (762,890)     (1,611,010)      (263,927)         (894,753)      (627,148)
                                           -----------     -----------      ---------       -----------    -----------
Net investment income (loss)                  (412,779)       (512,519)      (263,927)          210,278       (627,148)
                                           -----------     -----------      ---------       -----------    -----------
Net realized gains (losses) from
  securities transactions                    2,492,520       6,386,583        (98,547)        1,583,395      2,741,978
Realized gain distributions                         --       2,285,976             --           823,579        186,285
                                           -----------     -----------      ---------       -----------    -----------
Net realized gains (losses)                  2,492,520       8,672,559        (98,547)        2,406,974      2,928,263
                                           -----------     -----------      ---------       -----------    -----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                       14,056,261      25,228,411        (69,083)        3,863,550      8,742,458
  End of period                             15,458,941      24,148,282        (50,874)        2,741,642      6,296,078
                                           -----------     -----------      ---------       -----------    -----------
Change in net unrealized appreciation
(depreciation) of investments                1,402,680      (1,080,129)        18,209        (1,121,908)    (2,446,380)
                                           -----------     -----------      ---------       -----------    -----------
Increase (decrease) in net assets from
  operations                               $ 3,482,421     $ 7,079,911      $(344,265)      $ 1,495,344    $  (145,265)
                                           ===========     ===========      =========       ===========    ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                         Focus Value  International Equity Large Cap Growth Large Cap Value Mid Cap Growth
                                          Portfolio        Portfolio          Portfolio        Portfolio      Portfolio
                                          (Class 2)        (Class 2)          (Class 2)        (Class 2)      (Class 2)
                                         -----------  -------------------- ---------------- --------------- --------------
Investment income:
  Dividends                              $    66,951      $   406,102        $   147,381      $  458,363     $        --
                                         -----------      -----------        -----------      ----------     -----------
Expenses:
  Charges for distribution, mortality
   and expense risk                         (302,093)        (494,805)          (665,032)       (612,333)       (454,555)
                                         -----------      -----------        -----------      ----------     -----------
Net investment income (loss)                (235,142)         (88,703)          (517,651)       (153,970)       (454,555)
                                         -----------      -----------        -----------      ----------     -----------
Net realized gains (losses) from
  securities transactions                 (1,522,411)      (1,378,755)         2,378,107         461,680       1,291,366
Realized gain distributions                       --               --          1,425,940              --       1,045,882
                                         -----------      -----------        -----------      ----------     -----------
Net realized gains (losses)               (1,522,411)      (1,378,755)         3,804,047         461,680       2,337,248
                                         -----------      -----------        -----------      ----------     -----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                        641,080        1,631,320         10,270,396       4,358,784      11,087,347
  End of period                            4,618,325        6,607,197         11,033,841       9,953,652      11,921,487
                                         -----------      -----------        -----------      ----------     -----------
Change in net unrealized appreciation
(depreciation) of investments              3,977,245        4,975,877            763,445       5,594,868         834,140
                                         -----------      -----------        -----------      ----------     -----------
Increase (decrease) in net assets from
  operations                             $ 2,219,692      $ 3,508,419        $ 4,049,841      $5,902,578     $ 2,716,833
                                         ===========      ===========        ===========      ==========     ===========

                                         Mid Cap Value                     Balanced Growth  Conservative
                                           Portfolio   Small Cap Portfolio    Strategy     Growth Strategy Growth Strategy
                                           (Class 2)        (Class 2)         (Class 3)       (Class 3)       (Class 3)
                                         ------------- ------------------- --------------- --------------- ---------------
Investment income:
  Dividends                               $   145,023      $       --        $   993,215     $  923,958      $   409,502
                                          -----------      ----------        -----------     ----------      -----------
Expenses:
  Charges for distribution, mortality
   and expense risk                          (542,463)       (407,544)          (895,234)      (767,413)        (938,035)
                                          -----------      ----------        -----------     ----------      -----------
Net investment income (loss)                 (397,440)       (407,544)            97,981        156,545         (528,533)
                                          -----------      ----------        -----------     ----------      -----------
Net realized gains (losses) from
  securities transactions                  (1,316,277)        241,893          3,535,186      2,461,294          523,940
Realized gain distributions                        --              --          1,367,798      1,326,130               --
                                          -----------      ----------        -----------     ----------      -----------
Net realized gains (losses)                (1,316,277)        241,893          4,902,984      3,787,424          523,940
                                          -----------      ----------        -----------     ----------      -----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                       6,258,955       5,925,995         12,203,530      4,331,898       13,123,296
  End of period                            13,448,382       8,145,541         11,518,587      3,833,375       17,839,247
                                          -----------      ----------        -----------     ----------      -----------
Change in net unrealized appreciation
(depreciation) of investments               7,189,427       2,219,546           (684,943)      (498,523)       4,715,951
                                          -----------      ----------        -----------     ----------      -----------
Increase (decrease) in net assets from
  operations                              $ 5,475,710      $2,053,895        $ 4,316,022     $3,445,446      $ 4,711,358
                                          ===========      ==========        ===========     ==========      ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                                                                                 Allocation
                                         Moderate Growth Allocation Balanced Allocation Growth Moderate Growth     Allocation
                                            Strategy          Portfolio          Portfolio        Portfolio    Moderate Portfolio
                                            (Class 3)         (Class 3)          (Class 3)        (Class 3)        (Class 3)
                                         --------------- ------------------- ----------------- --------------- ------------------
Investment income:
  Dividends                                $   975,666       $ 1,786,486        $   771,011      $ 4,996,529      $ 2,199,629
                                           -----------       -----------        -----------      -----------      -----------
Expenses:
  Charges for distribution, mortality
   and expense risk                         (1,435,313)       (2,629,803)        (1,427,201)      (7,098,429)      (3,216,765)
                                           -----------       -----------        -----------      -----------      -----------
Net investment income (loss)                  (459,647)         (843,317)          (656,190)      (2,101,900)      (1,017,136)
                                           -----------       -----------        -----------      -----------      -----------
Net realized gains (losses) from
  securities transactions                     (352,826)        3,358,499         (2,607,978)      (6,566,369)        (746,680)
Realized gain distributions                  2,174,822                --                 --               --               --
                                           -----------       -----------        -----------      -----------      -----------
Net realized gains (losses)                  1,821,996         3,358,499         (2,607,978)      (6,566,369)        (746,680)
                                           -----------       -----------        -----------      -----------      -----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                       15,699,000        21,022,806          2,111,487       26,615,726       22,601,302
  End of period                             21,369,105        31,396,098         15,341,024       77,889,174       41,286,655
                                           -----------       -----------        -----------      -----------      -----------
Change in net unrealized appreciation
(depreciation) of investments                5,670,105        10,373,292         13,229,537       51,273,448       18,685,353
                                           -----------       -----------        -----------      -----------      -----------
Increase (decrease) in net assets from
  operations                               $ 7,032,454       $12,888,474        $ 9,965,369      $42,605,179      $16,921,537
                                           ===========       ===========        ===========      ===========      ===========


                                         Cash Management Diversified Fixed Focus Growth Focus Value  International Equity
                                            Portfolio    Income Portfolio   Portfolio    Portfolio        Portfolio
                                            (Class 3)        (Class 3)      (Class 3)    (Class 3)        (Class 3)
                                         --------------- ----------------- ------------ -----------  --------------------
Investment income:
  Dividends                                 $      --       $   878,609    $        --  $    49,405      $   382,230
                                            ---------       -----------    -----------  -----------      -----------
Expenses:
  Charges for distribution, mortality
   and expense risk                          (523,737)         (690,810)      (581,599)    (269,234)        (454,982)
                                            ---------       -----------    -----------  -----------      -----------
Net investment income (loss)                 (523,737)          187,799       (581,599)    (219,829)         (72,752)
                                            ---------       -----------    -----------  -----------      -----------
Net realized gains (losses) from
  securities transactions                    (312,504)        1,704,021      1,661,773   (2,021,754)      (2,455,412)
Realized gain distributions                        --           668,136        180,460           --               --
                                            ---------       -----------    -----------  -----------      -----------
Net realized gains (losses)                  (312,504)        2,372,157      1,842,233   (2,021,754)      (2,455,412)
                                            ---------       -----------    -----------  -----------      -----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                        (233,763)        2,557,314      6,695,479   (1,246,121)        (904,604)
  End of period                              (119,579)        1,132,533      5,216,300    3,043,626        4,997,631
                                            ---------       -----------    -----------  -----------      -----------
Change in net unrealized appreciation
(depreciation) of investments                 114,184        (1,424,781)    (1,479,179)   4,289,747        5,902,235
                                            ---------       -----------    -----------  -----------      -----------
Increase (decrease) in net assets from
  operations                                $(722,057)      $ 1,135,175    $  (218,545) $ 2,048,164      $ 3,374,071
                                            =========       ===========    ===========  ===========      ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)


                                         Large Cap Growth Large Cap Value Mid Cap Growth Mid Cap Value Real Return
                                            Portfolio       Portfolio       Portfolio      Portfolio    Portfolio
                                            (Class 3)       (Class 3)       (Class 3)      (Class 3)    (Class 3)
                                         ---------------- --------------- -------------- ------------- -----------
Investment income:
  Dividends                                 $   76,868      $  281,596      $       --    $   100,974  $  739,483
                                            ----------      ----------      ----------    -----------  ----------
Expenses:
  Charges for distribution, mortality
   and expense risk                           (466,319)       (394,317)       (360,636)      (405,532)   (452,392)
                                            ----------      ----------      ----------    -----------  ----------
Net investment income (loss)                  (389,451)       (112,721)       (360,636)      (304,558)    287,091
                                            ----------      ----------      ----------    -----------  ----------
Net realized gains (losses) from
  securities transactions                      934,889        (882,874)        743,797       (666,213)    960,305
Realized gain distributions                  1,043,795              --         870,778             --          --
                                            ----------      ----------      ----------    -----------  ----------
Net realized gains (losses)                  1,978,684        (882,874)      1,614,575       (666,213)    960,305
                                            ----------      ----------      ----------    -----------  ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                        6,859,235       1,487,269       7,649,281      4,873,462   2,630,582
  End of period                              8,205,381       6,379,781       8,669,348     10,142,372   1,640,323
                                            ----------      ----------      ----------    -----------  ----------
Change in net unrealized appreciation
(depreciation) of investments                1,346,146       4,892,512       1,020,067      5,268,910    (990,259)
                                            ----------      ----------      ----------    -----------  ----------
Increase (decrease) in net assets from
  operations                                $2,935,379      $3,896,917      $2,274,006    $ 4,298,139  $  257,137
                                            ==========      ==========      ==========    ===========  ==========

                                                             American Funds American Funds American Funds
                                                             Global Growth   Growth SAST   Growth-Income   VIP Contrafund
                                         Small Cap Portfolio SAST Portfolio   Portfolio    SAST Portfolio     Portfolio
                                              (Class 3)        (Class 3)      (Class 3)      (Class 3)    (Service Class 2)
                                         ------------------- -------------- -------------- -------------- -----------------
Investment income:
  Dividends                                  $       --        $  111,701     $   19,639     $  101,718      $   92,990
                                             ----------        ----------     ----------     ----------      ----------
Expenses:
  Charges for distribution, mortality
   and expense risk                            (298,888)         (175,563)       (89,526)      (129,265)       (130,535)
                                             ----------        ----------     ----------     ----------      ----------
Net investment income (loss)                   (298,888)          (63,862)       (69,887)       (27,547)        (37,545)
                                             ----------        ----------     ----------     ----------      ----------
Net realized gains (losses) from
  securities transactions                       285,995           727,907        428,046        751,635         780,989
Realized gain distributions                          --                --             --             --              --
                                             ----------        ----------     ----------     ----------      ----------
Net realized gains (losses)                     285,995           727,907        428,046        751,635         780,989
                                             ----------        ----------     ----------     ----------      ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                         4,538,281         1,696,388        973,406      1,380,037       1,423,479
  End of period                               6,079,710         2,659,897      1,184,234      1,878,286       1,564,327
                                             ----------        ----------     ----------     ----------      ----------
Change in net unrealized appreciation
(depreciation) of investments                 1,541,429           963,509        210,828        498,249         140,848
                                             ----------        ----------     ----------     ----------      ----------
Increase (decrease) in net assets from
  operations                                 $1,528,536        $1,627,554     $  568,987     $1,222,337      $  884,292
                                             ==========        ==========     ==========     ==========      ==========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                                            VIP Investment
                                         VIP Equity-Income    Grade Bond        VIP Mid Cap      VIP Overseas
                                             Portfolio         Portfolio         Portfolio         Portfolio
                                         (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                         ----------------- ----------------- ----------------- -----------------
Investment income:
  Dividends                                 $  305,184        $  865,189        $    67,960       $  177,468
                                            ----------        ----------        -----------       ----------
Expenses:
  Charges for distribution, mortality
   and expense risk                           (167,896)         (610,270)          (270,620)        (161,172)
                                            ----------        ----------        -----------       ----------
Net investment income (loss)                   137,288           254,919           (202,660)          16,296
                                            ----------        ----------        -----------       ----------
Net realized gains (losses) from
  securities transactions                    1,075,086           632,455          1,583,023          584,607
Realized gain distributions                    445,801           809,912          1,590,631           35,228
                                            ----------        ----------        -----------       ----------
Net realized gains (losses)                  1,520,887         1,442,367          3,173,654          619,835
                                            ----------        ----------        -----------       ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                        2,232,617           717,248          4,110,504          977,667
  End of period                              2,497,031           182,569          3,005,734        1,663,821
                                            ----------        ----------        -----------       ----------
Change in net unrealized appreciation
(depreciation) of investments                  264,414          (534,679)        (1,104,770)         686,154
                                            ----------        ----------        -----------       ----------
Increase (decrease) in net assets from
  operations                                $1,922,589        $1,162,607        $ 1,866,224       $1,322,285
                                            ==========        ==========        ===========       ==========

                                         T. Rowe Price Blue T. Rowe Price
                                            Chip Growth     Equity Income
                                             Portfolio        Portfolio
                                             (Class II)      (Class II)
                                         ------------------ -------------
Investment income:
  Dividends                                   $     --       $  198,468
                                              --------       ----------
Expenses:
  Charges for distribution, mortality
   and expense risk                            (82,006)        (178,238)
                                              --------       ----------
Net investment income (loss)                   (82,006)          20,230
                                              --------       ----------
Net realized gains (losses) from
  securities transactions                      425,749        1,216,137
Realized gain distributions                         --               --
                                              --------       ----------
Net realized gains (losses)                    425,749        1,216,137
                                              --------       ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of period                          785,774        2,483,726
  End of period                                837,023        3,185,396
                                              --------       ----------
Change in net unrealized appreciation
(depreciation) of investments                   51,249          701,670
                                              --------       ----------
Increase (decrease) in net assets from
  operations                                  $394,992       $1,938,037
                                              ========       ==========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013

                                           Balanced Growth  Conservative                   Moderate Growth Cash Management
                                              Strategy     Growth Strategy Growth Strategy    Strategy        Portfolio
                                              (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                           --------------- --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)               $   115,911     $   112,416     $  (127,696)    $   (45,809)    $  (20,937)
  Net realized gains (losses)                    866,779       1,385,199        (148,178)        408,111        (11,927)
  Change in net unrealized appreciation
   (depreciation) of investments                 810,403        (114,424)      2,172,800       1,451,311          6,887
                                             -----------     -----------     -----------     -----------     ----------
   Increase (decrease) in net assets
     from operations                           1,793,093       1,383,191       1,896,926       1,813,613        (25,977)
                                             -----------     -----------     -----------     -----------     ----------
From capital transactions:
  Net proceeds from units sold                    15,466           4,174          30,110           4,017            112
  Cost of units redeemed                      (2,058,332)     (2,793,499)     (2,606,838)     (3,944,844)      (589,356)
  Net transfers                                 (230,324)        191,934        (197,579)       (925,858)        (6,824)
  Contract maintenance charge                    (10,685)         (7,505)        (19,040)        (16,132)        (1,114)
  Adjustments to net assets allocated to
   contracts in payout period                     21,135             120            (346)         (5,854)            --
                                             -----------     -----------     -----------     -----------     ----------
   Decrease in net assets from capital
     transactions                             (2,262,740)     (2,604,776)     (2,793,693)     (4,888,671)      (597,182)
                                             -----------     -----------     -----------     -----------     ----------
Increase (decrease) in net assets               (469,647)     (1,221,585)       (896,767)     (3,075,058)      (623,159)
Net assets at beginning of period             23,163,549      20,434,106      25,497,869      27,870,952      1,891,668
                                             -----------     -----------     -----------     -----------     ----------
Net assets at end of period                  $22,693,902     $19,212,521     $24,601,102     $24,795,894     $1,268,509
                                             ===========     ===========     ===========     ===========     ==========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                         706             200           1,361             203             11
  Units redeemed                                 (96,366)       (134,294)       (119,005)       (185,593)       (55,082)
  Units transferred                              (10,593)          9,006          (9,506)        (43,357)          (696)
                                             -----------     -----------     -----------     -----------     ----------
Decrease in units outstanding                   (106,253)       (125,088)       (127,150)       (228,747)       (55,767)
Beginning units                                1,100,362         992,206       1,148,927       1,289,625        175,501
                                             -----------     -----------     -----------     -----------     ----------
Ending units                                     994,109         867,118       1,021,777       1,060,878        119,734
                                             ===========     ===========     ===========     ===========     ==========

                                           Diversified Fixed Focus Growth International Equity Large Cap Growth Large Cap Value
                                           Income Portfolio   Portfolio        Portfolio          Portfolio        Portfolio
                                               (Class 1)      (Class 1)        (Class 1)          (Class 1)        (Class 1)
                                           ----------------- ------------ -------------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                $   48,969      $  (20,161)      $    3,036         $  (36,986)     $     (264)
  Net realized gains (losses)                    254,749          49,037          (57,620)           169,170        (264,944)
  Change in net unrealized appreciation
   (depreciation) of investments                (117,474)        (18,896)         420,687            301,341         959,001
                                              ----------      ----------       ----------         ----------      ----------
   Increase (decrease) in net assets
    from operations                              186,244           9,980          366,103            433,525         693,793
                                              ----------      ----------       ----------         ----------      ----------
From capital transactions:
  Net proceeds from units sold                   201,773           2,498               24              1,715           1,777
  Cost of units redeemed                        (714,669)       (257,258)        (419,178)          (557,115)       (520,991)
  Net transfers                                   12,793          (8,434)        (164,027)          (116,152)       (407,747)
  Contract maintenance charge                     (1,628)         (1,136)          (1,150)            (2,260)         (1,920)
  Adjustments to net assets allocated to
   contracts in payout period                     (1,099)          6,117            7,044                 73           4,952
                                              ----------      ----------       ----------         ----------      ----------
   Decrease in net assets from capital
     transactions                               (502,830)       (258,213)        (577,287)          (673,739)       (923,929)
                                              ----------      ----------       ----------         ----------      ----------
Increase (decrease) in net assets               (316,586)       (248,233)        (211,184)          (240,214)       (230,136)
Net assets at beginning of period              6,105,674       1,673,953        3,266,745          4,466,693       4,701,869
                                              ----------      ----------       ----------         ----------      ----------
Net assets at end of period                   $5,789,088      $1,425,720       $3,055,561         $4,226,479      $4,471,733
                                              ==========      ==========       ==========         ==========      ==========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                      12,763             261                2                152              92
  Units redeemed                                 (45,026)        (27,642)         (43,952)           (49,725)        (31,848)
  Units transferred                                  965            (745)         (16,774)           (10,368)        (25,039)
                                              ----------      ----------       ----------         ----------      ----------
Decrease in units outstanding                    (31,298)        (28,126)         (60,724)           (59,941)        (56,795)
Beginning units                                  391,639         167,912          343,572            397,835         299,567
                                              ----------      ----------       ----------         ----------      ----------
Ending units                                     360,341         139,786          282,848            337,894         242,772
                                              ==========      ==========       ==========         ==========      ==========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                           Mid Cap Growth Mid Cap Value                     Balanced Growth  Conservative
                                             Portfolio      Portfolio   Small Cap Portfolio    Strategy     Growth Strategy
                                             (Class 1)      (Class 1)        (Class 1)         (Class 2)       (Class 2)
                                           -------------- ------------- ------------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)               $  (56,883)   $  (28,148)      $  (26,846)      $    165,819    $    207,431
  Net realized gains (losses)                   501,415       (85,177)             220          6,505,485       7,661,731
  Change in net unrealized appreciation
   (depreciation) of investments                (30,849)      702,675          182,167            223,251      (2,933,458)
                                             ----------    ----------       ----------       ------------    ------------
   Increase (decrease) in net assets
    from operations                             413,683       589,350          155,541          6,894,555       4,935,704
                                             ----------    ----------       ----------       ------------    ------------
From capital transactions:
  Net proceeds from units sold                       19       109,361               23            480,308         209,097
  Cost of units redeemed                       (631,610)     (534,621)        (344,661)       (16,124,539)    (14,918,223)
  Net transfers                                (253,548)     (211,198)        (143,521)         1,015,245       1,465,897
  Contract maintenance charge                    (2,004)       (2,041)          (1,067)           (26,423)        (17,505)
  Adjustments to net assets allocated to
   contracts in payout period                       242         4,133            6,649              5,074          53,689
                                             ----------    ----------       ----------       ------------    ------------
   Decrease in net assets from capital
     transactions                              (886,901)     (634,366)        (482,577)       (14,650,335)    (13,207,045)
                                             ----------    ----------       ----------       ------------    ------------
Increase (decrease) in net assets              (473,218)      (45,016)        (327,036)        (7,755,780)     (8,271,341)
Net assets at beginning of period             4,465,868     3,669,683        2,192,398        100,421,278      78,704,438
                                             ----------    ----------       ----------       ------------    ------------
Net assets at end of period                  $3,992,650    $3,624,667       $1,865,362       $ 92,665,498    $ 70,433,097
                                             ==========    ==========       ==========       ============    ============
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                          1         4,491                2             23,559          10,581
  Units redeemed                                (28,862)      (19,820)         (25,869)          (785,825)       (736,118)
  Units transferred                             (11,541)       (8,379)         (10,892)            42,443          69,586
                                             ----------    ----------       ----------       ------------    ------------
Decrease in units outstanding                   (40,402)      (23,708)         (36,759)          (719,823)       (655,951)
Beginning units                                 203,074       143,121          162,480          4,954,484       3,965,069
                                             ----------    ----------       ----------       ------------    ------------
Ending units                                    162,672       119,413          125,721          4,234,661       3,309,118
                                             ==========    ==========       ==========       ============    ============

                                                           Moderate Growth Cash Management Diversified Fixed Focus Growth
                                           Growth Strategy    Strategy        Portfolio    Income Portfolio   Portfolio
                                              (Class 2)       (Class 2)       (Class 2)        (Class 2)      (Class 2)
                                           --------------- --------------- --------------- ----------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)              $   (412,779)   $   (512,519)   $   (263,927)    $    210,278    $   (627,148)
  Net realized gains (losses)                  2,492,520       8,672,559         (98,547)       2,406,974       2,928,263
  Change in net unrealized appreciation
   (depreciation) of investments               1,402,680      (1,080,129)         18,209       (1,121,908)     (2,446,380)
                                            ------------    ------------    ------------     ------------    ------------
   Increase (decrease) in net assets
    from operations                            3,482,421       7,079,911        (344,265)       1,495,344        (145,265)
                                            ------------    ------------    ------------     ------------    ------------
From capital transactions:
  Net proceeds from units sold                    57,260         132,355          63,121           48,909          50,963
  Cost of units redeemed                      (8,015,276)    (20,366,621)    (10,163,763)     (10,835,816)     (8,200,451)
  Net transfers                               (2,463,801)     (1,650,982)      3,620,586        2,742,173      (2,855,747)
  Contract maintenance charge                    (23,567)        (33,038)         (7,698)         (14,809)        (17,558)
  Adjustments to net assets allocated to
   contracts in payout period                     12,159           1,198          10,335              352           2,373
                                            ------------    ------------    ------------     ------------    ------------
   Decrease in net assets from capital
     transactions                            (10,433,225)    (21,917,088)     (6,477,419)      (8,059,191)    (11,020,420)
                                            ------------    ------------    ------------     ------------    ------------
Increase (decrease) in net assets             (6,950,804)    (14,837,177)     (6,821,684)      (6,563,847)    (11,165,685)
Net assets at beginning of period             53,720,948     112,341,502      19,938,518       58,490,551      48,297,233
                                            ------------    ------------    ------------     ------------    ------------
Net assets at end of period                 $ 46,770,144    $ 97,504,325    $ 13,116,834     $ 51,926,704    $ 37,131,548
                                            ============    ============    ============     ============    ============
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                       2,669           6,687           6,184            3,158           5,441
  Units redeemed                                (375,022)       (980,868)       (989,429)        (714,009)       (902,019)
  Units transferred                             (114,911)        (75,466)        353,892          182,906        (317,606)
                                            ------------    ------------    ------------     ------------    ------------
Decrease in units outstanding                   (487,264)     (1,049,647)       (629,353)        (527,945)     (1,214,184)
Beginning units                                2,509,594       5,402,278       1,919,113        3,923,275       5,014,614
                                            ------------    ------------    ------------     ------------    ------------
Ending units                                   2,022,330       4,352,631       1,289,760        3,395,330       3,800,430
                                            ============    ============    ============     ============    ============

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                           Focus Value  International Equity Large Cap Growth Large Cap Value Mid Cap Growth
                                            Portfolio        Portfolio          Portfolio        Portfolio      Portfolio
                                            (Class 2)        (Class 2)          (Class 2)        (Class 2)      (Class 2)
                                           -----------  -------------------- ---------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)             $  (235,142)     $   (88,703)       $  (517,651)     $  (153,970)   $  (454,555)
  Net realized gains (losses)               (1,522,411)      (1,378,755)         3,804,047          461,680      2,337,248
  Change in net unrealized appreciation
   (depreciation) of investments             3,977,245        4,975,877            763,445        5,594,868        834,140
                                           -----------      -----------        -----------      -----------    -----------
   Increase (decrease) in net assets
    from operations                          2,219,692        3,508,419          4,049,841        5,902,578      2,716,833
                                           -----------      -----------        -----------      -----------    -----------
From capital transactions:
  Net proceeds from units sold                  18,201           34,330             35,623           42,789         36,504
  Cost of units redeemed                    (3,586,407)      (4,667,407)        (6,477,217)      (5,529,744)    (4,618,533)
  Net transfers                             (1,076,788)      (1,531,526)        (1,834,543)      (2,074,398)    (1,990,887)
  Contract maintenance charge                   (6,839)          (8,001)           (11,304)          (9,141)        (7,931)
  Adjustments to net assets allocated to
   contracts in payout period                    2,416            1,656             (1,608)          (3,172)           468
                                           -----------      -----------        -----------      -----------    -----------
   Decrease in net assets from capital
     transactions                           (4,649,417)      (6,170,948)        (8,289,049)      (7,573,666)    (6,580,379)
                                           -----------      -----------        -----------      -----------    -----------
Increase (decrease) in net assets           (2,429,725)      (2,662,529)        (4,239,208)      (1,671,088)    (3,863,546)
Net assets at beginning of period           21,106,237       34,262,952         45,444,872       40,703,391     31,878,711
                                           -----------      -----------        -----------      -----------    -----------
Net assets at end of period                $18,676,512      $31,600,423        $41,205,664      $39,032,303    $28,015,165
                                           ===========      ===========        ===========      ===========    ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                       961            3,596              3,196            2,787          1,734
  Units redeemed                              (214,455)        (507,687)          (585,777)        (354,359)      (218,905)
  Units transferred                            (66,179)        (170,947)          (171,822)        (131,793)       (93,574)
                                           -----------      -----------        -----------      -----------    -----------
Decrease in units outstanding                 (279,673)        (675,038)          (754,403)        (483,365)      (310,745)
Beginning units                              1,295,861        3,724,711          4,180,611        2,705,830      1,500,029
                                           -----------      -----------        -----------      -----------    -----------
Ending units                                 1,016,188        3,049,673          3,426,208        2,222,465      1,189,284
                                           ===========      ===========        ===========      ===========    ===========

                                           Mid Cap Value                     Balanced Growth  Conservative
                                             Portfolio   Small Cap Portfolio    Strategy     Growth Strategy Growth Strategy
                                             (Class 2)        (Class 2)         (Class 3)       (Class 3)       (Class 3)
                                           ------------- ------------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)              $  (397,440)     $  (407,544)     $     97,981    $    156,545     $  (528,533)
  Net realized gains (losses)                (1,316,277)         241,893         4,902,984       3,787,424         523,940
  Change in net unrealized appreciation
   (depreciation) of investments              7,189,427        2,219,546          (684,943)       (498,523)      4,715,951
                                            -----------      -----------      ------------    ------------     -----------
   Increase (decrease) in net assets
    from operations                           5,475,710        2,053,895         4,316,022       3,445,446       4,711,358
                                            -----------      -----------      ------------    ------------     -----------
From capital transactions:
  Net proceeds from units sold                   27,861           21,182           803,025       1,037,088         586,117
  Cost of units redeemed                     (4,955,279)      (3,626,058)       (8,949,444)    (10,731,316)     (6,579,509)
  Net transfers                              (1,264,272)      (1,534,536)       (2,409,115)        740,325      (1,484,813)
  Contract maintenance charge                    (9,742)          (6,570)          (16,836)         (9,425)        (24,457)
  Adjustments to net assets allocated to
   contracts in payout period                      (318)             270                36          (1,350)             11
                                            -----------      -----------      ------------    ------------     -----------
   Decrease in net assets from capital
     transactions                            (6,201,750)      (5,145,712)      (10,572,334)     (8,964,678)     (7,502,651)
                                            -----------      -----------      ------------    ------------     -----------
Increase (decrease) in net assets              (726,040)      (3,091,817)       (6,256,312)     (5,519,232)     (2,791,293)
Net assets at beginning of period            36,474,826       28,642,097        63,000,384      53,879,152      65,712,862
                                            -----------      -----------      ------------    ------------     -----------
Net assets at end of period                 $35,748,786      $25,550,280      $ 56,744,072    $ 48,359,920     $62,921,569
                                            ===========      ===========      ============    ============     ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                      1,094            1,626            38,197          50,258          26,764
  Units redeemed                               (197,760)        (282,324)         (435,601)       (526,262)       (306,828)
  Units transferred                             (53,804)        (120,389)         (118,232)         37,014         (69,347)
                                            -----------      -----------      ------------    ------------     -----------
Decrease in units outstanding                  (250,470)        (401,087)         (515,636)       (438,990)       (349,411)
Beginning units                               1,497,747        2,197,424         3,115,546       2,708,055       3,068,999
                                            -----------      -----------      ------------    ------------     -----------
Ending units                                  1,247,277        1,796,337         2,599,910       2,269,065       2,719,588
                                            ===========      ===========      ============    ============     ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                                                                                Allocation
                                         Moderate Growth     Allocation     Allocation Growth Moderate Growth     Allocation
                                            Strategy     Balanced Portfolio     Portfolio        Portfolio    Moderate Portfolio
                                            (Class 3)        (Class 3)          (Class 3)        (Class 3)        (Class 3)
                                         --------------- ------------------ ----------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)            $   (459,647)     $   (843,317)     $   (656,190)    $ (2,101,900)     $ (1,017,136)
  Net realized gains (losses)                1,821,996         3,358,499        (2,607,978)      (6,566,369)         (746,680)
  Change in net unrealized appreciation
   (depreciation) of investments             5,670,105        10,373,292        13,229,537       51,273,448        18,685,353
                                          ------------      ------------      ------------     ------------      ------------
   Increase (decrease) in net assets
    from operations                          7,032,454        12,888,474         9,965,369       42,605,179        16,921,537
                                          ------------      ------------      ------------     ------------      ------------
From capital transactions:
  Net proceeds from units sold                 616,037           690,243           269,534        2,723,008         1,029,711
  Cost of units redeemed                   (11,709,626)      (17,463,474)      (12,445,788)     (44,351,288)      (24,713,863)
  Net transfers                              1,535,456         4,941,679        (5,092,751)      (8,685,132)       (2,636,696)
  Contract maintenance charge                  (28,810)          (22,378)          (39,361)         (85,069)          (39,073)
  Adjustments to net assets allocated
   to contracts in payout period                    58                --              (487)              --            (2,015)
                                          ------------      ------------      ------------     ------------      ------------
   Decrease in net assets from capital
     transactions                           (9,586,885)      (11,853,930)      (17,308,853)     (50,398,481)      (26,361,936)
                                          ------------      ------------      ------------     ------------      ------------
Increase (decrease) in net assets           (2,554,431)        1,034,544        (7,343,484)      (7,793,302)       (9,440,399)
Net assets at beginning of period           97,675,934       174,425,206       100,247,092      480,596,436       217,795,693
                                          ------------      ------------      ------------     ------------      ------------
Net assets at end of period               $ 95,121,503      $175,459,750      $ 92,903,608     $472,803,134      $208,355,294
                                          ============      ============      ============     ============      ============
ANALYSIS OF DECREASE IN UNITS
  OUTSTANDING:
  Units sold                                    28,860            55,454            23,339          231,838            85,652
  Units redeemed                              (558,468)       (1,421,245)       (1,093,501)      (3,804,502)       (2,066,427)
  Units transferred                             81,855           390,681          (442,313)        (792,377)         (235,261)
                                          ------------      ------------      ------------     ------------      ------------
Decrease in units outstanding                 (447,753)         (975,110)       (1,512,475)      (4,365,041)       (2,216,036)
Beginning units                              4,696,566        14,471,200         8,876,775       41,967,167        18,430,053
                                          ------------      ------------      ------------     ------------      ------------
Ending units                                 4,248,813        13,496,090         7,364,300       37,602,126        16,214,017
                                          ============      ============      ============     ============      ============


                                         Cash Management Diversified Fixed Focus Growth  Focus Value  International Equity
                                            Portfolio    Income Portfolio   Portfolio     Portfolio        Portfolio
                                            (Class 3)        (Class 3)      (Class 3)     (Class 3)        (Class 3)
                                         --------------- ----------------- ------------  -----------  --------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)            $   (523,737)     $   187,799    $   (581,599) $  (219,829)     $   (72,752)
  Net realized gains (losses)                 (312,504)       2,372,157       1,842,233   (2,021,754)      (2,455,412)
  Change in net unrealized appreciation
   (depreciation) of investments               114,184       (1,424,781)     (1,479,179)   4,289,747        5,902,235
                                          ------------      -----------    ------------  -----------      -----------
   Increase (decrease) in net assets
    from operations                           (722,057)       1,135,175        (218,545)   2,048,164        3,374,071
                                          ------------      -----------    ------------  -----------      -----------
From capital transactions:
  Net proceeds from units sold                 919,134          435,622         306,634      106,611          195,490
  Cost of units redeemed                   (19,609,618)      (9,027,864)     (8,469,393)  (3,574,812)      (4,025,601)
  Net transfers                              7,403,870        2,938,038      (4,232,932)    (985,757)      (1,887,928)
  Contract maintenance charge                  (10,697)          (8,402)        (19,308)      (6,550)          (9,293)
  Adjustments to net assets allocated
   to contracts in payout period                 1,249              (73)           (200)        (588)            (583)
                                          ------------      -----------    ------------  -----------      -----------
   Decrease in net assets from capital
     transactions                          (11,296,062)      (5,662,679)    (12,415,199)  (4,461,096)      (5,727,915)
                                          ------------      -----------    ------------  -----------      -----------
Increase (decrease) in net assets          (12,018,119)      (4,527,504)    (12,633,744)  (2,412,932)      (2,353,844)
Net assets at beginning of period           40,669,224       45,714,545      46,860,329   19,363,148       32,511,807
                                          ------------      -----------    ------------  -----------      -----------
Net assets at end of period               $ 28,651,105      $41,187,041    $ 34,226,585  $16,950,216      $30,157,963
                                          ============      ===========    ============  ===========      ===========
ANALYSIS OF DECREASE IN UNITS
  OUTSTANDING:
  Units sold                                    87,913           28,025          33,327        6,156           20,946
  Units redeemed                            (1,908,799)        (600,743)       (933,385)    (212,683)        (444,014)
  Units transferred                            716,084          194,281        (467,196)     (60,563)        (202,958)
                                          ------------      -----------    ------------  -----------      -----------
Decrease in units outstanding               (1,104,802)        (378,437)     (1,367,254)    (267,090)        (626,026)
Beginning units                              3,929,672        3,096,563       4,871,618    1,194,208        3,545,304
                                          ------------      -----------    ------------  -----------      -----------
Ending units                                 2,824,870        2,718,126       3,504,364      927,118        2,919,278
                                          ============      ===========    ============  ===========      ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)


                                           Large Cap Growth Large Cap Value Mid Cap Growth Mid Cap Value Real Return
                                              Portfolio        Portfolio      Portfolio      Portfolio    Portfolio
                                              (Class 3)        (Class 3)      (Class 3)      (Class 3)    (Class 3)
                                           ---------------- --------------- -------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)               $  (389,451)     $  (112,721)   $  (360,636)   $  (304,558) $   287,091
  Net realized gains (losses)                  1,978,684         (882,874)     1,614,575       (666,213)     960,305
  Change in net unrealized appreciation
   (depreciation) of investments               1,346,146        4,892,512      1,020,067      5,268,910     (990,259)
                                             -----------      -----------    -----------    -----------  -----------
   Increase (decrease) in net assets
    from operations                            2,935,379        3,896,917      2,274,006      4,298,139      257,137
                                             -----------      -----------    -----------    -----------  -----------
From capital transactions:
  Net proceeds from units sold                   248,364          178,068        123,450        146,787      370,321
  Cost of units redeemed                      (4,898,630)      (4,057,729)    (4,022,991)    (4,158,754)  (6,277,360)
  Net transfers                               (1,715,500)      (2,261,872)    (1,548,616)      (976,391)   1,872,332
  Contract maintenance charge                     (8,901)          (7,359)        (8,124)        (9,542)      (4,094)
  Adjustments to net assets allocated to
   contracts in payout period                         --             (497)          (340)          (253)        (147)
                                             -----------      -----------    -----------    -----------  -----------
   Decrease in net assets from capital
     transactions                             (6,374,667)      (6,149,389)    (5,456,621)    (4,998,153)  (4,038,948)
                                             -----------      -----------    -----------    -----------  -----------
Increase (decrease) in net assets             (3,439,288)      (2,252,472)    (3,182,615)      (700,014)  (3,781,811)
Net assets at beginning of period             32,983,305       27,939,494     26,482,365     28,463,669   30,899,180
                                             -----------      -----------    -----------    -----------  -----------
Net assets at end of period                  $29,544,017      $25,687,022    $23,299,750    $27,763,655  $27,117,369
                                             ===========      ===========    ===========    ===========  ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                      23,468           11,538          5,792          5,693       29,811
  Units redeemed                                (446,003)        (261,995)      (190,633)      (167,662)    (520,574)
  Units transferred                             (155,249)        (145,946)       (72,133)       (39,106)     155,638
                                             -----------      -----------    -----------    -----------  -----------
Decrease in units outstanding                   (577,784)        (396,403)      (256,974)      (201,075)    (335,125)
Beginning units                                3,036,580        1,864,175      1,245,343      1,175,408    2,576,433
                                             -----------      -----------    -----------    -----------  -----------
Ending units                                   2,458,796        1,467,772        988,369        974,333    2,241,308
                                             ===========      ===========    ===========    ===========  ===========

                                                               American Funds American Funds American Funds
                                                               Global Growth   Growth SAST   Growth-Income   VIP Contrafund
                                           Small Cap Portfolio SAST Portfolio   Portfolio    SAST Portfolio     Portfolio
                                                (Class 3)        (Class 3)      (Class 3)      (Class 3)    (Service Class 2)
                                           ------------------- -------------- -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                 $  (298,888)     $   (63,862)    $  (69,887)   $   (27,547)     $   (37,545)
  Net realized gains (losses)                      285,995          727,907        428,046        751,635          780,989
  Change in net unrealized appreciation
   (depreciation) of investments                 1,541,429          963,509        210,828        498,249          140,848
                                               -----------      -----------     ----------    -----------      -----------
   Increase (decrease) in net assets
    from operations                              1,528,536        1,627,554        568,987      1,222,337          884,292
                                               -----------      -----------     ----------    -----------      -----------
From capital transactions:
  Net proceeds from units sold                     104,617           98,051         40,412         99,508          239,304
  Cost of units redeemed                        (3,138,838)      (1,413,893)      (625,979)    (1,195,248)      (1,337,035)
  Net transfers                                 (1,425,207)         511,138        325,322       (619,980)        (275,310)
  Contract maintenance charge                       (7,077)          (1,696)        (1,045)        (1,365)          (1,345)
  Adjustments to net assets allocated to
   contracts in payout period                           --               --             --             --               --
                                               -----------      -----------     ----------    -----------      -----------
   Decrease in net assets from capital
     transactions                               (4,466,505)        (806,400)      (261,290)    (1,717,085)      (1,374,386)
                                               -----------      -----------     ----------    -----------      -----------
Increase (decrease) in net assets               (2,937,969)         821,154        307,697       (494,748)        (490,094)
Net assets at beginning of period               22,407,345       11,848,654      6,281,349      8,947,934        8,973,348
                                               -----------      -----------     ----------    -----------      -----------
Net assets at end of period                    $19,469,376      $12,669,808     $6,589,046    $ 8,453,186      $ 8,483,254
                                               ===========      ===========     ==========    ===========      ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                         8,082            8,134          3,555          9,642           22,412
  Units redeemed                                  (247,774)        (120,242)       (58,046)      (116,452)        (132,711)
  Units transferred                               (111,167)          38,059         25,249        (56,285)         (26,430)
                                               -----------      -----------     ----------    -----------      -----------
Decrease in units outstanding                     (350,859)         (74,049)       (29,242)      (163,095)        (136,729)
Beginning units                                  1,722,016        1,034,490        571,462        884,703          909,940
                                               -----------      -----------     ----------    -----------      -----------
Ending units                                     1,371,157          960,441        542,220        721,608          773,211
                                               ===========      ===========     ==========    ===========      ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2013
                                  (continued)

                                                              VIP Investment
                                           VIP Equity-Income    Grade Bond        VIP Mid Cap      VIP Overseas
                                               Portfolio         Portfolio         Portfolio         Portfolio
                                           (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                           ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                $   137,288       $   254,919       $  (202,660)      $    16,296
  Net realized gains (losses)                   1,520,887         1,442,367         3,173,654           619,835
  Change in net unrealized appreciation
   (depreciation) of investments                  264,414          (534,679)       (1,104,770)          686,154
                                              -----------       -----------       -----------       -----------
   Increase (decrease) in net assets
    from operations                             1,922,589         1,162,607         1,866,224         1,322,285
                                              -----------       -----------       -----------       -----------
From capital transactions:
  Net proceeds from units sold                    144,330           499,091           169,519            80,508
  Cost of units redeemed                         (940,536)       (7,289,171)       (1,588,883)       (1,145,608)
  Net transfers                                  (209,413)        4,689,287          (568,823)           60,455
  Contract maintenance charge                      (1,335)           (4,846)           (2,349)           (1,482)
  Adjustments to net assets allocated to
   contracts in payout period                          --                --                --                --
                                              -----------       -----------       -----------       -----------
   Decrease in net assets from capital
     transactions                              (1,006,954)       (2,105,639)       (1,990,536)       (1,006,127)
                                              -----------       -----------       -----------       -----------
Increase (decrease) in net assets                 915,635          (943,032)         (124,312)          316,158
Net assets at beginning of period              10,773,246        39,728,047        18,105,380        10,843,974
                                              -----------       -----------       -----------       -----------
Net assets at end of period                   $11,688,881       $38,785,015       $17,981,068       $11,160,132
                                              ===========       ===========       ===========       ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                       15,108            39,486            15,822            10,796
  Units redeemed                                  (97,681)         (585,940)         (146,488)         (152,172)
  Units transferred                               (22,435)          375,574           (48,439)            8,883
                                              -----------       -----------       -----------       -----------
Decrease in units outstanding                    (105,008)         (170,880)         (179,105)         (132,493)
Beginning units                                 1,184,331         3,255,830         1,694,452         1,458,510
                                              -----------       -----------       -----------       -----------
Ending units                                    1,079,323         3,084,950         1,515,347         1,326,017
                                              ===========       ===========       ===========       ===========

                                           T. Rowe Price Blue T. Rowe Price
                                              Chip Growth     Equity Income
                                               Portfolio        Portfolio
                                               (Class II)      (Class II)
                                           ------------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                 $  (82,006)     $    20,230
  Net realized gains (losses)                     425,749        1,216,137
  Change in net unrealized appreciation
   (depreciation) of investments                   51,249          701,670
                                               ----------      -----------
   Increase (decrease) in net assets
    from operations                               394,992        1,938,037
                                               ----------      -----------
From capital transactions:
  Net proceeds from units sold                     40,022           86,653
  Cost of units redeemed                         (564,565)      (1,168,786)
  Net transfers                                   313,514           36,468
  Contract maintenance charge                        (868)          (1,408)
  Adjustments to net assets allocated to
   contracts in payout period                          --               --
                                               ----------      -----------
   Decrease in net assets from capital
     transactions                                (211,897)      (1,047,073)
                                               ----------      -----------
Increase (decrease) in net assets                 183,095          890,964
Net assets at beginning of period               5,245,710       11,683,720
                                               ----------      -----------
Net assets at end of period                    $5,428,805      $12,574,684
                                               ==========      ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
  Units sold                                        3,566            8,559
  Units redeemed                                  (49,775)        (116,007)
  Units transferred                                31,137            1,166
                                               ----------      -----------
Decrease in units outstanding                     (15,072)        (106,282)
Beginning units                                   461,494        1,209,527
                                               ----------      -----------
Ending units                                      446,422        1,103,245
                                               ==========      ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2012

                                            Balanced Growth  Conservative                   Moderate Growth Cash Management
                                               Strategy     Growth Strategy Growth Strategy    Strategy        Portfolio
                                               (Class 1)       (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                            --------------- --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                $   207,002     $   251,365     $  (105,615)    $    37,197     $  (26,070)
  Net realized gains (losses)                    (326,288)        543,751        (605,048)       (158,835)       (20,173)
  Change in net unrealized appreciation
   (depreciation) of investments                  656,673        (202,296)        763,822         252,945         13,439
                                              -----------     -----------     -----------     -----------     ----------
   Increase (decrease) in net assets from
     operations                                   537,387         592,820          53,159         131,307        (32,804)
                                              -----------     -----------     -----------     -----------     ----------
From capital transactions:
  Net proceeds from units sold                     24,497           6,283          38,817           8,920             13
  Cost of units redeemed                       (3,357,706)     (3,333,853)     (3,983,902)     (4,626,646)      (610,377)
  Net transfers                                  (135,131)        448,636        (629,045)     (1,368,545)       734,355
  Contract maintenance charge                     (12,616)         (7,988)        (21,674)        (18,400)        (1,205)
                                              -----------     -----------     -----------     -----------     ----------
   Increase (decrease) in net assets from
     capital transactions                      (3,480,956)     (2,886,922)     (4,595,804)     (6,004,671)       122,786
                                              -----------     -----------     -----------     -----------     ----------
Increase (decrease) in net assets              (2,943,569)     (2,294,102)     (4,542,645)     (5,873,364)        89,982
Net assets at beginning of period              26,107,118      22,728,208      30,040,514      33,744,316      1,801,686
                                              -----------     -----------     -----------     -----------     ----------
Net assets at end of period                   $23,163,549     $20,434,106     $25,497,869     $27,870,952     $1,891,668
                                              ===========     ===========     ===========     ===========     ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                        1,245             324           1,880             431              1
  Units redeemed                                 (172,558)       (173,882)       (198,537)       (233,196)       (56,407)
  Units transferred                                (8,737)         22,213         (31,754)        (69,703)        67,600
                                              -----------     -----------     -----------     -----------     ----------
Increase (decrease) in units outstanding         (180,050)       (151,345)       (228,411)       (302,468)        11,194
Beginning units                                 1,280,412       1,143,551       1,377,338       1,592,093        164,307
                                              -----------     -----------     -----------     -----------     ----------
Ending units                                    1,100,362         992,206       1,148,927       1,289,625        175,501
                                              ===========     ===========     ===========     ===========     ==========

                                            Diversified Fixed Focus Growth International Equity Large Cap Growth Large Cap Value
                                            Income Portfolio   Portfolio        Portfolio          Portfolio        Portfolio
                                                (Class 1)      (Class 1)        (Class 1)          (Class 1)        (Class 1)
                                            ----------------- ------------ -------------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                 $   63,360     $   (36,251)     $     2,853        $   (43,806)     $     3,522
  Net realized gains (losses)                     229,939         545,608         (611,141)           (94,150)        (129,248)
  Change in net unrealized appreciation
   (depreciation) of investments                   10,662        (669,160)         (33,439)           264,874          (56,954)
                                               ----------     -----------      -----------        -----------      -----------
   Increase (decrease) in net assets from
     operations                                   303,961        (159,803)        (641,727)           126,918         (182,680)
                                               ----------     -----------      -----------        -----------      -----------
From capital transactions:
  Net proceeds from units sold                        110           2,557            2,935              2,435           18,411
  Cost of units redeemed                         (808,815)       (472,047)        (405,149)          (643,783)      (1,041,050)
  Net transfers                                   914,831        (782,062)        (433,246)          (577,644)         148,184
  Contract maintenance charge                      (1,897)         (1,374)          (1,460)            (2,437)          (2,012)
                                               ----------     -----------      -----------        -----------      -----------
   Increase (decrease) in net assets from
     capital transactions                         104,229      (1,252,926)        (836,920)        (1,221,429)        (876,467)
                                               ----------     -----------      -----------        -----------      -----------
Increase (decrease) in net assets                 408,190      (1,412,729)      (1,478,647)        (1,094,511)      (1,059,147)
Net assets at beginning of period               5,697,484       3,086,682        4,745,392          5,561,204        5,761,016
                                               ----------     -----------      -----------        -----------      -----------
Net assets at end of period                    $6,105,674     $ 1,673,953      $ 3,266,745        $ 4,466,693      $ 4,701,869
                                               ==========     ===========      ===========        ===========      ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                            7             279              371                239            1,409
  Units redeemed                                  (53,325)        (52,537)         (42,989)           (64,195)         (73,733)
  Units transferred                                58,437         (80,214)         (44,061)           (56,706)           9,869
                                               ----------     -----------      -----------        -----------      -----------
Increase (decrease) in units outstanding            5,119        (132,472)         (86,679)          (120,662)         (62,455)
Beginning units                                   386,520         300,384          430,251            518,497          362,022
                                               ----------     -----------      -----------        -----------      -----------
Ending units                                      391,639         167,912          343,572            397,835          299,567
                                               ==========     ===========      ===========        ===========      ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2012
                                  (continued)

                                            Mid Cap Growth Mid Cap Value                     Balanced Growth  Conservative
                                              Portfolio      Portfolio   Small Cap Portfolio    Strategy     Growth Strategy
                                              (Class 1)      (Class 1)        (Class 1)         (Class 2)       (Class 2)
                                            -------------- ------------- ------------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)               $   (78,214)   $   (32,361)     $  (32,802)      $    584,256    $    743,209
  Net realized gains (losses)                   (254,122)      (518,452)        (61,550)           229,510       4,619,727
  Change in net unrealized appreciation
   (depreciation) of investments                  (5,080)       232,660        (111,497)         1,145,683      (3,168,341)
                                             -----------    -----------      ----------       ------------    ------------
   Increase (decrease) in net assets from
     operations                                 (337,416)      (318,153)       (205,849)         1,959,449       2,194,595
                                             -----------    -----------      ----------       ------------    ------------
From capital transactions:
  Net proceeds from units sold                       687         15,934           2,964            278,256         188,977
  Cost of units redeemed                        (800,176)      (877,412)       (287,697)       (17,203,189)    (12,040,257)
  Net transfers                                 (799,863)      (330,904)       (373,557)        (2,835,897)      1,977,325
  Contract maintenance charge                     (2,353)        (2,177)         (1,297)           (31,694)        (20,289)
                                             -----------    -----------      ----------       ------------    ------------
   Increase (decrease) in net assets from
     capital transactions                     (1,601,705)    (1,194,559)       (659,587)       (19,792,524)     (9,894,244)
                                             -----------    -----------      ----------       ------------    ------------
Increase (decrease) in net assets             (1,939,121)    (1,512,712)       (865,436)       (17,833,075)     (7,699,649)
Net assets at beginning of period              6,404,989      5,182,395       3,057,834        118,254,353      86,404,087
                                             -----------    -----------      ----------       ------------    ------------
Net assets at end of period                  $ 4,465,868    $ 3,669,683      $2,192,398       $100,421,278    $ 78,704,438
                                             ===========    ===========      ==========       ============    ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                          36            716             275             14,764          10,107
  Units redeemed                                 (39,533)       (36,267)        (22,716)          (908,575)       (643,440)
  Units transferred                              (37,362)       (13,801)        (28,738)          (152,620)        103,717
                                             -----------    -----------      ----------       ------------    ------------
Increase (decrease) in units outstanding         (76,859)       (49,352)        (51,179)        (1,046,431)       (529,616)
Beginning units                                  279,933        192,473         213,659          6,000,915       4,494,685
                                             -----------    -----------      ----------       ------------    ------------
Ending units                                     203,074        143,121         162,480          4,954,484       3,965,069
                                             ===========    ===========      ==========       ============    ============

                                                            Moderate Growth Cash Management Diversified Fixed Focus Growth
                                            Growth Strategy    Strategy        Portfolio    Income Portfolio   Portfolio
                                               (Class 2)       (Class 2)       (Class 2)        (Class 2)      (Class 2)
                                            --------------- --------------- --------------- ----------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)               $   (392,358)   $   (235,029)   $   (373,851)    $    536,257    $   (743,501)
  Net realized gains (losses)                    (366,648)      2,329,881        (109,271)       2,292,505       4,800,166
  Change in net unrealized appreciation
   (depreciation) of investments                  700,507      (1,961,023)        (12,319)         387,126      (7,144,232)
                                             ------------    ------------    ------------     ------------    ------------
   Increase (decrease) in net assets from
     operations                                   (58,499)        133,829        (495,441)       3,215,888      (3,087,567)
                                             ------------    ------------    ------------     ------------    ------------
From capital transactions:
  Net proceeds from units sold                    115,212         793,316         164,899           94,462         137,340
  Cost of units redeemed                      (10,268,119)    (22,215,618)    (15,745,040)     (12,897,440)     (8,866,978)
  Net transfers                                (2,020,673)     (5,267,262)     10,982,446        3,959,248      (4,752,257)
  Contract maintenance charge                     (28,190)        (39,310)        (10,273)         (15,655)        (21,471)
                                             ------------    ------------    ------------     ------------    ------------
   Increase (decrease) in net assets from
     capital transactions                     (12,201,770)    (26,728,874)     (4,607,968)      (8,859,385)    (13,503,366)
                                             ------------    ------------    ------------     ------------    ------------
Increase (decrease) in net assets             (12,260,269)    (26,595,045)     (5,103,409)      (5,643,497)    (16,590,933)
Net assets at beginning of period              65,981,217     138,936,547      25,041,927       64,134,048      64,888,166
                                             ------------    ------------    ------------     ------------    ------------
Net assets at end of period                  $ 53,720,948    $112,341,502    $ 19,938,518     $ 58,490,551    $ 48,297,233
                                             ============    ============    ============     ============    ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                        5,383          41,419          15,807            6,508          14,729
  Units redeemed                                 (519,201)     (1,149,311)     (1,494,995)        (885,403)       (999,637)
  Units transferred                              (102,643)       (277,445)      1,040,269          275,853        (518,455)
                                             ------------    ------------    ------------     ------------    ------------
Increase (decrease) in units outstanding         (616,461)     (1,385,337)       (438,919)        (603,042)     (1,503,363)
Beginning units                                 3,126,055       6,787,615       2,358,032        4,526,317       6,517,977
                                             ------------    ------------    ------------     ------------    ------------
Ending units                                    2,509,594       5,402,278       1,919,113        3,923,275       5,014,614
                                             ============    ============    ============     ============    ============

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2012
                                  (continued)

                                            Focus Value  International Equity Large Cap Growth Large Cap Value Mid Cap Growth
                                             Portfolio        Portfolio          Portfolio        Portfolio      Portfolio
                                             (Class 2)        (Class 2)          (Class 2)        (Class 2)      (Class 2)
                                            -----------  -------------------- ---------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)              $   (70,160)     $   (128,082)      $   (612,977)   $   (104,425)   $   (531,596)
  Net realized gains (losses)                (3,632,442)       (6,026,840)         1,409,237        (314,230)     (1,809,900)
  Change in net unrealized appreciation
   (depreciation) of investments                493,604          (513,823)           208,691      (1,256,497)        (45,716)
                                            -----------      ------------       ------------    ------------    ------------
   Increase (decrease) in net assets from
     operations                              (3,208,998)       (6,668,745)         1,004,951      (1,675,152)     (2,387,212)
                                            -----------      ------------       ------------    ------------    ------------
From capital transactions:
  Net proceeds from units sold                   91,575            70,064             68,242          50,058          83,962
  Cost of units redeemed                     (3,943,988)       (5,767,740)        (9,171,446)     (7,001,233)     (6,465,306)
  Net transfers                              (1,778,975)       (2,211,522)        (3,806,617)     (1,719,585)     (1,825,070)
  Contract maintenance charge                    (7,996)           (9,675)           (12,432)        (10,578)         (9,516)
                                            -----------      ------------       ------------    ------------    ------------
   Increase (decrease) in net assets from
     capital transactions                    (5,639,384)       (7,918,873)       (12,922,253)     (8,681,338)     (8,215,930)
                                            -----------      ------------       ------------    ------------    ------------
Increase (decrease) in net assets            (8,848,382)      (14,587,618)       (11,917,302)    (10,356,490)    (10,603,142)
Net assets at beginning of period            29,954,619        48,850,570         57,362,174      51,059,881      42,481,853
                                            -----------      ------------       ------------    ------------    ------------
Net assets at end of period                 $21,106,237      $ 34,262,952       $ 45,444,872    $ 40,703,391    $ 31,878,711
                                            ===========      ============       ============    ============    ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                      5,854             7,823              6,327           3,562           4,191
  Units redeemed                               (251,490)         (623,304)          (934,376)       (500,439)       (324,089)
  Units transferred                            (107,713)         (224,122)          (389,768)       (131,771)        (92,048)
                                            -----------      ------------       ------------    ------------    ------------
Increase (decrease) in units outstanding       (353,349)         (839,603)        (1,317,817)       (628,648)       (411,946)
Beginning units                               1,649,210         4,564,314          5,498,428       3,334,478       1,911,975
                                            -----------      ------------       ------------    ------------    ------------
Ending units                                  1,295,861         3,724,711          4,180,611       2,705,830       1,500,029
                                            ===========      ============       ============    ============    ============

                                            Mid Cap Value                     Balanced Growth  Conservative
                                              Portfolio   Small Cap Portfolio    Strategy     Growth Strategy Growth Strategy
                                              (Class 2)        (Class 2)         (Class 3)       (Class 3)       (Class 3)
                                            ------------- ------------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)              $   (431,385)     $  (469,860)     $    363,440     $   493,603    $   (473,597)
  Net realized gains (losses)                 (2,017,199)      (1,004,323)       (1,051,581)      5,557,292      (1,443,925)
  Change in net unrealized appreciation
   (depreciation) of investments                (461,481)      (1,079,435)        1,930,273      (4,489,866)      2,068,366
                                            ------------      -----------      ------------     -----------    ------------
   Increase (decrease) in net assets from
     operations                               (2,910,065)      (2,553,618)        1,242,132       1,561,029         150,844
                                            ------------      -----------      ------------     -----------    ------------
From capital transactions:
  Net proceeds from units sold                    74,083           39,983           225,971         539,840         355,972
  Cost of units redeemed                      (6,375,555)      (4,792,035)       (9,869,553)     (7,362,374)     (7,166,892)
  Net transfers                               (2,213,185)      (1,192,729)       (1,564,783)      3,171,286      (4,627,966)
  Contract maintenance charge                    (10,986)          (7,889)          (19,775)         (9,773)        (27,944)
                                            ------------      -----------      ------------     -----------    ------------
   Increase (decrease) in net assets from
     capital transactions                     (8,525,643)      (5,952,670)      (11,228,140)     (3,661,021)    (11,466,830)
                                            ------------      -----------      ------------     -----------    ------------
Increase (decrease) in net assets            (11,435,708)      (8,506,288)       (9,986,008)     (2,099,992)    (11,315,986)
Net assets at beginning of period             47,910,534       37,148,385        72,986,392      55,979,144      77,028,848
                                            ------------      -----------      ------------     -----------    ------------
Net assets at end of period                 $ 36,474,826      $28,642,097      $ 63,000,384     $53,879,152    $ 65,712,862
                                            ============      ===========      ============     ===========    ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                       2,723            2,715            11,614          28,737          17,863
  Units redeemed                                (276,524)        (390,172)         (521,437)       (391,126)       (362,415)
  Units transferred                              (93,642)         (93,579)          (86,275)        164,194        (233,478)
                                            ------------      -----------      ------------     -----------    ------------
Increase (decrease) in units outstanding        (367,443)        (481,036)         (596,098)       (198,195)       (578,030)
Beginning units                                1,865,190        2,678,460         3,711,644       2,906,250       3,647,029
                                            ------------      -----------      ------------     -----------    ------------
Ending units                                   1,497,747        2,197,424         3,115,546       2,708,055       3,068,999
                                            ============      ===========      ============     ===========    ============

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2012
                                  (continued)

                                                                                                 Allocation
                                         Moderate Growth Allocation Balanced Allocation Growth Moderate Growth     Allocation
                                            Strategy          Portfolio          Portfolio        Portfolio    Moderate Portfolio
                                            (Class 3)         (Class 3)          (Class 3)        (Class 3)        (Class 3)
                                         --------------- ------------------- ----------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)            $   (196,482)     $   (675,915)      $   (760,797)    $ (2,588,955)     $ (1,219,802)
  Net realized gains (losses)                 (803,651)        1,618,641         (4,814,788)      (8,760,922)       (3,728,814)
  Change in net unrealized appreciation
   (depreciation) of investments             1,422,296          (598,814)        (3,318,204)     (11,376,174)       (1,951,780)
                                          ------------      ------------       ------------     ------------      ------------
   Increase (decrease) in net assets
     from operations                           422,163           343,912         (8,893,789)     (22,726,051)       (6,900,396)
                                          ------------      ------------       ------------     ------------      ------------
From capital transactions:
  Net proceeds from units sold               1,331,597           895,338            346,180        2,054,676         1,237,020
  Cost of units redeemed                   (14,645,343)      (16,283,445)       (13,284,899)     (43,572,666)      (22,643,477)
  Net transfers                             (6,483,428)        8,914,398         (3,846,977)     (17,608,258)       (6,215,012)
  Contract maintenance charge                  (33,016)          (23,409)           (45,256)         (94,207)          (43,098)
                                          ------------      ------------       ------------     ------------      ------------
   Increase (decrease) in net assets
     from capital transactions             (19,830,190)       (6,497,118)       (16,830,952)     (59,220,455)      (27,664,567)
                                          ------------      ------------       ------------     ------------      ------------
Increase (decrease) in net assets          (19,408,027)       (6,153,206)       (25,724,741)     (81,946,506)      (34,564,963)
Net assets at beginning of period          117,083,961       180,578,412        125,971,833      562,542,942       252,360,656
                                          ------------      ------------       ------------     ------------      ------------
Net assets at end of period               $ 97,675,934      $174,425,206       $100,247,092     $480,596,436      $217,795,693
                                          ============      ============       ============     ============      ============
ANALYSIS OF INCREASE (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold                                    65,765            78,222             30,984          188,079           109,082
  Units redeemed                              (751,552)       (1,409,016)        (1,233,397)      (3,955,746)       (1,991,966)
  Units transferred                           (338,250)          784,323           (361,942)      (1,589,925)         (571,480)
                                          ------------      ------------       ------------     ------------      ------------
Increase (decrease) in units outstanding    (1,024,037)         (546,471)        (1,564,355)      (5,357,592)       (2,454,364)
Beginning units                              5,720,603        15,017,671         10,441,130       47,324,759        20,884,417
                                          ------------      ------------       ------------     ------------      ------------
Ending units                                 4,696,566        14,471,200          8,876,775       41,967,167        18,430,053
                                          ============      ============       ============     ============      ============


                                         Cash Management Diversified Fixed Focus Growth  Focus Value  International Equity
                                            Portfolio    Income Portfolio   Portfolio     Portfolio        Portfolio
                                            (Class 3)        (Class 3)      (Class 3)     (Class 3)        (Class 3)
                                         --------------- ----------------- ------------  -----------  --------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)            $   (745,360)    $    365,341    $   (707,691) $   (53,151)     $   (111,804)
  Net realized gains (losses)                 (435,013)       1,820,952       6,284,800   (2,161,218)       (6,216,481)
  Change in net unrealized appreciation
   (depreciation) of investments               138,061          273,276      (8,334,477)    (485,333)          (58,182)
                                          ------------     ------------    ------------  -----------      ------------
   Increase (decrease) in net assets
     from operations                        (1,042,312)       2,459,569      (2,757,368)  (2,699,702)       (6,386,467)
                                          ------------     ------------    ------------  -----------      ------------
From capital transactions:
  Net proceeds from units sold                 930,360          462,164         412,285      109,983           163,227
  Cost of units redeemed                   (21,777,547)     (10,349,533)     (8,977,120)  (2,671,070)       (5,814,082)
  Net transfers                             17,162,563        3,673,874      (3,263,019)    (853,635)       (1,572,084)
  Contract maintenance charge                  (12,048)          (8,342)        (22,436)      (7,384)          (10,936)
                                          ------------     ------------    ------------  -----------      ------------
   Increase (decrease) in net assets
     from capital transactions              (3,696,672)      (6,221,837)    (11,850,290)  (3,422,106)       (7,233,875)
                                          ------------     ------------    ------------  -----------      ------------
Increase (decrease) in net assets           (4,738,984)      (3,762,268)    (14,607,658)  (6,121,808)      (13,620,342)
Net assets at beginning of period           45,408,208       49,476,813      61,467,987   25,484,956        46,132,149
                                          ------------     ------------    ------------  -----------      ------------
Net assets at end of period               $ 40,669,224     $ 45,714,545    $ 46,860,329  $19,363,148      $ 32,511,807
                                          ============     ============    ============  ===========      ============
ANALYSIS OF INCREASE (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold                                    86,696           30,877          44,606        6,972            18,094
  Units redeemed                            (2,078,723)        (711,862)       (998,351)    (169,324)         (633,034)
  Units transferred                          1,630,343          254,361        (356,579)     (53,254)         (160,377)
                                          ------------     ------------    ------------  -----------      ------------
Increase (decrease) in units outstanding      (361,684)        (426,624)     (1,310,324)    (215,606)         (775,317)
Beginning units                              4,291,356        3,523,187       6,181,942    1,409,814         4,320,621
                                          ------------     ------------    ------------  -----------      ------------
Ending units                                 3,929,672        3,096,563       4,871,618    1,194,208         3,545,304
                                          ============     ============    ============  ===========      ============

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2012
                                  (continued)


                                            Large Cap Growth Large Cap Value Mid Cap Growth Mid Cap Value Real Return
                                               Portfolio        Portfolio      Portfolio      Portfolio    Portfolio
                                               (Class 3)        (Class 3)      (Class 3)      (Class 3)    (Class 3)
                                            ---------------- --------------- -------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                $  (452,414)     $   (67,454)   $  (424,153)   $  (337,823) $  (517,660)
  Net realized gains (losses)                      42,588         (918,007)    (1,535,169)    (3,098,171)   1,327,726
  Change in net unrealized appreciation
   (depreciation) of investments                1,365,627           34,495         88,575      1,209,870      208,173
                                              -----------      -----------    -----------    -----------  -----------
   Increase (decrease) in net assets from
     operations                                   955,801         (950,966)    (1,870,747)    (2,226,124)   1,018,239
                                              -----------      -----------    -----------    -----------  -----------
From capital transactions:
  Net proceeds from units sold                    142,237          314,525        192,428        253,183      179,389
  Cost of units redeemed                       (5,828,610)      (4,120,800)    (4,522,435)    (3,975,238)  (6,297,968)
  Net transfers                                (2,776,468)        (564,205)    (1,106,278)    (1,395,769)   1,783,263
  Contract maintenance charge                      (9,965)          (8,168)        (9,332)       (10,612)      (4,359)
                                              -----------      -----------    -----------    -----------  -----------
   Increase (decrease) in net assets from
     capital transactions                      (8,472,806)      (4,378,648)    (5,445,617)    (5,128,436)  (4,339,675)
                                              -----------      -----------    -----------    -----------  -----------
Increase (decrease) in net assets              (7,517,005)      (5,329,614)    (7,316,364)    (7,354,560)  (3,321,436)
Net assets at beginning of period              40,500,310       33,269,108     33,798,729     35,818,229   34,220,616
                                              -----------      -----------    -----------    -----------  -----------
Net assets at end of period                   $32,983,305      $27,939,494    $26,482,365    $28,463,669  $30,899,180
                                              ===========      ===========    ===========    ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                       15,252           21,876         10,649         11,109       14,845
  Units redeemed                                 (583,070)        (293,198)      (226,226)      (172,848)    (533,480)
  Units transferred                              (279,332)         (44,452)       (59,956)       (66,735)     151,243
                                              -----------      -----------    -----------    -----------  -----------
Increase (decrease) in units outstanding         (847,150)        (315,774)      (275,533)      (228,474)    (367,392)
Beginning units                                 3,883,730        2,179,949      1,520,876      1,403,882    2,943,825
                                              -----------      -----------    -----------    -----------  -----------
Ending units                                    3,036,580        1,864,175      1,245,343      1,175,408    2,576,433
                                              ===========      ===========    ===========    ===========  ===========

                                                                American Funds American Funds American Funds
                                                                Global Growth   Growth SAST   Growth-Income   VIP Contrafund
                                            Small Cap Portfolio SAST Portfolio   Portfolio    SAST Portfolio     Portfolio
                                                 (Class 3)        (Class 3)      (Class 3)      (Class 3)    (Service Class 2)
                                            ------------------- -------------- -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                  $  (365,535)     $   (86,035)    $  (72,542)    $  (43,919)     $  (59,176)
  Net realized gains (losses)                      (409,123)         630,853        549,844        476,452         772,448
  Change in net unrealized appreciation
   (depreciation) of investments                 (1,406,025)      (1,435,726)      (690,298)      (447,168)       (826,283)
                                                -----------      -----------     ----------     ----------      ----------
   Increase (decrease) in net assets from
     operations                                  (2,180,683)        (890,908)      (212,996)       (14,635)       (113,011)
                                                -----------      -----------     ----------     ----------      ----------
From capital transactions:
  Net proceeds from units sold                      122,497           98,725         35,601         53,915          39,992
  Cost of units redeemed                         (4,104,108)      (1,003,111)      (833,311)      (624,942)       (871,984)
  Net transfers                                  (2,175,738)          69,560        228,225      1,039,175       1,014,369
  Contract maintenance charge                        (8,072)          (1,754)        (1,119)        (1,262)         (1,406)
                                                -----------      -----------     ----------     ----------      ----------
   Increase (decrease) in net assets from
     capital transactions                        (6,165,421)        (836,580)      (570,604)       466,886         180,971
                                                -----------      -----------     ----------     ----------      ----------
Increase (decrease) in net assets                (8,346,104)      (1,727,488)      (783,600)       452,251          67,960
Net assets at beginning of period                30,753,449       13,576,142      7,064,949      8,495,683       8,905,388
                                                -----------      -----------     ----------     ----------      ----------
Net assets at end of period                     $22,407,345      $11,848,654     $6,281,349     $8,947,934      $8,973,348
                                                ===========      ===========     ==========     ==========      ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                         11,180            9,206          3,426          5,512           4,358
  Units redeemed                                   (331,350)         (92,101)       (83,232)       (65,324)        (93,500)
  Units transferred                                (178,732)           9,189         16,747        105,829         107,618
                                                -----------      -----------     ----------     ----------      ----------
Increase (decrease) in units outstanding           (498,902)         (73,706)       (63,059)        46,017          18,476
Beginning units                                   2,220,918        1,108,196        634,521        838,686         891,464
                                                -----------      -----------     ----------     ----------      ----------
Ending units                                      1,722,016        1,034,490        571,462        884,703         909,940
                                                ===========      ===========     ==========     ==========      ==========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                                APRIL 30, 2012
                                  (continued)

                                                               VIP Investment
                                            VIP Equity-Income    Grade Bond        VIP Mid Cap      VIP Overseas
                                                Portfolio         Portfolio         Portfolio         Portfolio
                                            (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                            ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                 $    85,549       $   523,215       $  (276,844)      $   (30,546)
  Net realized gains (losses)                      984,588         1,934,034         1,725,042           747,479
  Change in net unrealized appreciation
   (depreciation) of investments                (1,217,537)         (474,007)       (3,150,551)       (2,650,316)
                                               -----------       -----------       -----------       -----------
   Increase (decrease) in net assets from
     operations                                   (147,400)        1,983,242        (1,702,353)       (1,933,383)
                                               -----------       -----------       -----------       -----------
From capital transactions:
  Net proceeds from units sold                      59,511           270,490           105,564            61,490
  Cost of units redeemed                          (746,145)       (4,596,688)       (1,307,963)         (979,991)
  Net transfers                                     (8,154)        1,667,169          (235,742)          196,072
  Contract maintenance charge                       (1,605)           (5,049)           (2,561)           (1,565)
                                               -----------       -----------       -----------       -----------
   Increase (decrease) in net assets from
     capital transactions                         (696,393)       (2,664,078)       (1,440,702)         (723,994)
                                               -----------       -----------       -----------       -----------
Increase (decrease) in net assets                 (843,793)         (680,836)       (3,143,055)       (2,657,377)
Net assets at beginning of period               11,617,039        40,408,883        21,248,435        13,501,351
                                               -----------       -----------       -----------       -----------
Net assets at end of period                    $10,773,246       $39,728,047       $18,105,380       $10,843,974
                                               ===========       ===========       ===========       ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                         6,891            22,534            10,096             8,127
  Units redeemed                                   (87,830)         (384,914)         (125,204)         (131,690)
  Units transferred                                   (845)          133,349           (19,659)           51,063
                                               -----------       -----------       -----------       -----------
Increase (decrease) in units outstanding           (81,784)         (229,031)         (134,767)          (72,500)
Beginning units                                  1,266,115         3,484,861         1,829,219         1,531,010
                                               -----------       -----------       -----------       -----------
Ending units                                     1,184,331         3,255,830         1,694,452         1,458,510
                                               ===========       ===========       ===========       ===========

                                                                 T. Rowe Price
                                             T. Rowe Price Blue  Equity Income
                                                Chip Growth        Portfolio
                                            Portfolio (Class II)  (Class II)
                                            -------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                   $  (67,639)      $    30,019
  Net realized gains (losses)                       596,557           863,746
  Change in net unrealized appreciation
   (depreciation) of investments                   (129,193)       (1,043,224)
                                                 ----------       -----------
   Increase (decrease) in net assets from
     operations                                     399,725          (149,459)
                                                 ----------       -----------
From capital transactions:
  Net proceeds from units sold                       20,909            67,293
  Cost of units redeemed                           (382,044)         (777,865)
  Net transfers                                     857,288          (434,724)
  Contract maintenance charge                          (711)           (1,461)
                                                 ----------       -----------
   Increase (decrease) in net assets from
     capital transactions                           495,442        (1,146,757)
                                                 ----------       -----------
Increase (decrease) in net assets                   895,167        (1,296,216)
Net assets at beginning of period                 4,350,543        12,979,936
                                                 ----------       -----------
Net assets at end of period                      $5,245,710       $11,683,720
                                                 ==========       ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                                          2,051             7,386
  Units redeemed                                    (37,280)          (86,240)
  Units transferred                                  76,398           (45,778)
                                                 ----------       -----------
Increase (decrease) in units outstanding             41,169          (124,632)
Beginning units                                     420,325         1,334,159
                                                 ----------       -----------
Ending units                                        461,494         1,209,527
                                                 ==========       ===========

   The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Variable Annuity Account Five of American General Life Insurance Company (formerly known as SunAmerica Annuity and Life Assurance Company) (the "Separate Account") is an investment account of American General Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   On December 31, 2012, SunAmerica Annuity and Life Assurance Company merged into an affiliate company, American General Life Insurance Company. The Company is an indirect, wholly-owned subsidiary of AIG. As a result of the merger, the Company became the depositor of the Separate Account. The Company is now responsible for all annuity and life insurance contracts funded through the Separate Account. The rights of the contract owners were not affected by the merger.

   The Separate Account offers the following variable annuity products:
   Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite, Seasons Advisor II, Seasons Preferred Solution, Seasons Elite, Seasons Advisor III, and Seasons Advantage.

   The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

   The Separate Account is composed of a total of 44 variable portfolios and twelve variable strategies of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the twelve Class 1, Class 2, and Class 3 multi-managed variable investment strategies (the "Seasons Strategies"), twenty-five Class 1, Class 2, and Class 3 variable portfolios (the "Select Portfolios"), five Class 1, Class 2, and Class 3 focused portfolios (the "Focused Portfolios"), and four Class 3 managed allocation portfolios (the "Managed Allocation Portfolios"), each with a distinct investment objective, of the Seasons Series Trust (the "Seasons Trust"), (2) the three currently available Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the five currently available Service Class 2 investment portfolios of the Fidelity Variable Insurance Products (the "Fidelity Products"), or (4) the two currently available Class II investment portfolios of the T. Rowe Price Equity Series, Inc. (the "T. Rowe Price Series"). The Seasons Strategies are comprised of Growth,

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION (continued)

   Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios, and Focused Portfolios is invested solely in the shares of a designated portfolio of the Seasons Trust. The Seasons Trust, SunAmerica Trust, Fidelity Products, and T. Rowe Price Series are diversified, open-ended investment companies, which retain investment advisors to assist in their investment activities. The Seasons Trust and the SunAmerica Trust are affiliated investment companies. The contract holder may elect to have investments allocated to the guaranteed-interest funds of the company (the "General Account"), which are not a part of the Separate Account. The products offer investments in different classes of shares of the portfolios of the Trusts. The primary difference between the classes is that the Class 2 shares of the Seasons Trust are subject to 12b-1 fees of 0.15%, the Class 3 shares of the Seasons Trust, the Class 3 shares of the SunAmerica Trust, the Service Class 2 shares of the Fidelity Products and the Class II shares of the T. Rowe Price Series are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares of the Seasons Trust are not subject to 12b-1 fees. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Investment Accounting and Valuation: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

   Federal Income Taxes: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   Reserves for Contracts in Payout (Annuitization) Period: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

   The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Transfers are recorded as cost of units redeemed or as net proceeds from units sold in the accompanying Statements of Changes in Net Assets. Additional amounts which will be transferred to or from the Company are disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

   Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3. FAIR VALUE MEASUREMENTS

   Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurements in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)

   and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal, and provincial obligations, hybrid securities, and derivative contracts.

   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

   The Separate Account assets measured at fair value as of April 30, 2013 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of April 30, 2013 and for the year then ended. The Separate Account had no liabilities as of April 30, 2013. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at April 30, 2013, and respective hierarchy levels.

4. CHARGES AND DEDUCTIONS

   Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   Withdrawal Charge: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of up to 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II, and Seasons Advisor III contracts.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   Contract Maintenance Charge: An annual contract maintenance charge of $30 or $35 (which may vary based on state) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statements of Changes in Net Assets. There are no contract maintenance charges under the Seasons Advisor and Seasons Advisor II contracts.

   Separate Account Annual Charge: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statements of Operations. The total annual rates of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio, depending on any optional death benefits elected for each product, are as follows: Seasons 1.40%, Seasons Select 1.40% or 1.52%, Seasons Select II 1.40%, 1.55%, 1.65%,
   1.80%, or 2.05%, Seasons Advisor 1.40% or 1.65%, Seasons Triple Elite 1.55%, 1.70%, or 1.95%, Seasons Advisor II 1.55%, 1.70%, or 1.95%, Seasons
   Preferred Solution 1.15%, 1.40%, 1.55%, 1.65%, 1.80%, or 2.05%, Seasons
   Elite 1.55%, 1.75%, 2.00%, or 2.20%, Seasons Advisor III 1.65%, 1.85%, or
   2.30%, and Seasons Advantage 1.65%, 1.90%, or 2.30%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio and is included in the respective separate account annual charge rate. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contact, the Company will bear the loss.

   Transfer Fee: A transfer fee of $25 ($10 in Pennsylvania and Texas, depending on the contract provisions) may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

   Income Protector Fee: The optional Income Protector Program, offered in Seasons Select, Seasons Select II, and Seasons Triple Elite, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   deducted annually from the contract value, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges.

   Seasons Promise Fee: The optional Seasons Promise Program offered is Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, and Seasons Elite provides a guaranteed minimum contract value at the end of ten full contract years. The fee ranges from 0.25% to 0.65% of the contract value less purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the first ten full contract years, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

   MarketLock, MarketLock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarcketLock for Life, and Seasons Income Rewards Fee: The optional MarketLock, MarketLock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life, and Seasons Income Rewards features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Triple Elite, Seasons Elite, and Seasons Advantage. The Seasons Income Rewards feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Triple Elite, and Seasons Elite. The MarketLock for Two feature is offered in Seasons Preferred Solution, Seasons Elite, Seasons Triple Elite, and Seasons Select II. The annual fee is 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal and 0.65% for Seasons Income Rewards in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base or Withdrawal Benefit Base (as described below), deducted quarterly from the contract value and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock and MarketLock for Two is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The Withdrawal Benefit Base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

   The MarketLock for Life Plus and MarketLock Income Plus features are offered in Seasons Select II, Seasons Preferred Solution, Seasons Elite, Seasons Advisor III, and Seasons Advantage. The annual fee ranges from 0.65% to 0.95% for one covered person or from 0.90% to 1.25% for two covered persons for MarketLock for Life Plus and ranges from 0.95% to 1.10% for one covered person and 1.20% to 1.35% for two covered

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   persons for MarketLock Income Plus, of the Income Base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Income Base for MarketLock for Life Plus and MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

   The MarketLock for Life feature is offered in Seasons Select II, Seasons Preferred Solution, Seasons Advantage, and Seasons Elite. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus, or the highest anniversary date contract value less purchase payments in year 2-5 over the first year purchase payments.

   Premium Taxes: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment in made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

   Separate Account Income Taxes: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2013 consist of the following:

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

5. PURCHASES AND SALES OF INVESTMENTS (continued)

                                                             Cost of Shares Proceeds from
Variable Account:                                               Acquired     Shares Sold
-----------------                                            -------------- -------------
SEASONS TRUST:
Asset Allocation: Diversified Growth Portfolio (Class 1)       $1,269,094    $ 5,180,877
Multi-Managed Growth Portfolio (Class 1)                          468,538      1,769,794
Multi-Managed Income Portfolio (Class 1)                        1,654,592      2,441,505
Multi-Managed Income/Equity Portfolio (Class 1)                 1,420,512      1,863,130
Multi-Managed Moderate Growth Portfolio (Class 1)               1,249,457      3,190,509
Stock Portfolio (Class 1)                                         896,956      3,446,741
Cash Management Portfolio (Class 1)                               991,279      1,609,398
Diversified Fixed Income Portfolio (Class 1)                      937,760      1,296,532
Focus Growth Portfolio (Class 1)                                   35,787        313,625
International Equity Portfolio (Class 1)                          163,851        745,146
Large Cap Growth Portfolio (Class 1)                              374,333        941,605
Large Cap Value Portfolio (Class 1)                               481,656      1,410,801
Mid Cap Growth Portfolio (Class 1)                                312,400      1,113,736
Mid Cap Value Portfolio (Class 1)                                 205,711        872,358
Small Cap Portfolio (Class 1)                                      94,751        610,823
Asset Allocation: Diversified Growth Portfolio (Class 2)        5,801,887     23,791,623
Multi-Managed Growth Portfolio (Class 2)                          915,861      6,035,457
Multi-Managed Income Portfolio (Class 2)                        7,177,446     12,324,249
Multi-Managed Income/Equity Portfolio (Class 2)                 7,396,130     12,371,351
Multi-Managed Moderate Growth Portfolio (Class 2)               5,320,071     14,536,991
Stock Portfolio (Class 2)                                       4,246,176     16,313,350
Cash Management Portfolio (Class 2)                             8,031,102     14,782,783
Diversified Fixed Income Portfolio (Class 2)                    7,401,049     14,426,735
Focus Growth Portfolio (Class 2)                                1,175,432     12,639,088
Focus Value Portfolio (Class 2)                                   460,495      5,347,470
International Equity Portfolio (Class 2)                        1,562,629      7,823,936
Large Cap Growth Portfolio (Class 2)                            3,111,090     10,490,242
Large Cap Value Portfolio (Class 2)                             1,240,142      8,964,606
Mid Cap Growth Portfolio (Class 2)                              1,972,414      7,961,934
Mid Cap Value Portfolio (Class 2)                               1,377,025      7,975,897
Small Cap Portfolio (Class 2)                                     767,374      6,320,900
Asset Allocation: Diversified Growth Portfolio (Class 3)        6,637,115     18,294,186
Multi-Managed Growth Portfolio (Class 3)                        1,848,124      5,472,729
Multi-Managed Income Portfolio (Class 3)                        6,595,238      9,975,685
Multi-Managed Income/Equity Portfolio (Class 3)                 4,560,891      8,429,388
Multi-Managed Moderate Growth Portfolio (Class 3)               7,802,180     10,349,956

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

5. PURCHASES AND SALES OF INVESTMENTS (continued)

                                                             Cost of Shares Proceeds from
Variable Account:                                               Acquired     Shares Sold
-----------------                                            -------------- -------------
SEASONS TRUST (continued):
Stock Portfolio (Class 3)                                     $ 4,975,102    $12,386,913
Allocation Balanced Portfolio (Class 3)                        18,659,944     31,357,191
Allocation Growth Portfolio (Class 3)                           1,956,149     19,920,705
Allocation Moderate Growth Portfolio (Class 3)                 14,796,663     67,297,044
Allocation Moderate Portfolio (Class 3)                        10,897,987     38,275,044
Cash Management Portfolio (Class 3)                            21,261,717     33,082,765
Diversified Fixed Income Portfolio (Class 3)                   12,548,826     17,355,497
Focus Growth Portfolio (Class 3)                                1,075,835     13,891,973
Focus Value Portfolio (Class 3)                                   627,511      5,307,848
International Equity Portfolio (Class 3)                        1,741,684      7,541,768
Large Cap Growth Portfolio (Class 3)                            2,118,742      7,839,065
Large Cap Value Portfolio (Class 3)                             1,012,499      7,274,112
Mid Cap Growth Portfolio (Class 3)                              1,407,515      6,353,654
Mid Cap Value Portfolio (Class 3)                               1,341,587      6,644,045
Real Return Portfolio (Class 3)                                 4,758,770      8,510,480
Small Cap Portfolio (Class 3)                                     754,962      5,520,355
SUNAMERICA TRUST (Class 3):
American Funds Global Growth SAST Portfolio                   $ 1,902,326    $ 2,772,588
American Funds Growth SAST Portfolio                            1,505,701      1,836,878
American Funds Growth-Income SAST Portfolio                     1,161,199      2,905,831
FIDELITY PRODUCTS (Service Class 2):
VIP Contrafund Portfolio                                      $ 1,353,796    $ 2,765,727
VIP Equity-Income Portfolio                                     2,160,732      2,584,597
VIP Investment Grade Bond Portfolio                            11,521,095     12,561,903
VIP Mid Cap Portfolio                                           3,441,823      4,044,388
VIP Overseas Portfolio                                          1,732,883      2,687,486
T. ROWE PRICE SERIES (Class II):
T. Rowe Price Blue Chip Growth Portfolio                      $ 2,141,197    $ 2,435,100
T. Rowe Price Equity Income Portfolio                           2,032,218      3,059,061

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE
                                   COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

6. OTHER MATTERS

   The Company is a subsidiary of AIG. Information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES

   A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended April 30, 2013, 2012, 2011, 2010 and 2009, follows:

                   At April 30                             For the Year Ended April 30
------------------------------------------------  ---------------------------------------------
                    Unit Fair                     Expense Ratio  Investment     Total Return
                  Value Lowest   Net Assets (7)       Lowest       Income        Lowest to
Year     Units   to Highest ($)        ($)        to Highest (1)  Ratio (2)     Highest (3)
------ --------- --------------  ---------------  -------------- ----------  ------------------
Balanced Growth Strategy (Class 1)
 2013    994,109 22.43 to  22.81   22,672,767     1.40% to 1.52%    1.92%      8.22% to    8.35%
 2012  1,100,362 20.73 to  21.06   23,163,549     1.40% to 1.52%    2.30%      3.12% to    3.24%
 2011  1,280,412 20.10 to  20.39   26,107,118     1.40% to 1.52%    2.51%     10.52% to   10.65%
 2010  1,623,044 18.19 to  18.43   29,905,358     1.40% to 1.52%    3.22%     28.30% to   28.46%
 2009  2,048,932 14.18 to  14.35   29,388,835     1.40% to 1.52%    4.40%    -22.41% to  -22.32%
Conservative Growth Strategy (Class 1)
 2013    867,118 21.79 to  22.16   19,212,401     1.40% to 1.52%    1.99%      7.43% to    7.56%
 2012    992,206 20.28 to  20.60   20,434,106     1.40% to 1.52%    2.64%      3.49% to    3.61%
 2011  1,143,551 19.60 to  19.88   22,728,208     1.40% to 1.52%    2.46%      8.95% to    9.08%
 2010  1,392,196 17.99 to  18.23   25,363,867     1.40% to 1.52%    3.37%     25.89% to   26.04%
 2009  1,503,401 14.29 to  14.46   21,731,398     1.40% to 1.52%    4.73%    -17.93% to  -17.84%
Growth Strategy (Class 1)
 2013  1,021,777 23.67 to  24.08   24,601,448     1.40% to 1.52%    0.86%      8.34% to    8.47%
 2012  1,148,927 21.85 to  22.20   25,497,869     1.40% to 1.52%    0.98%      1.63% to    1.75%
 2011  1,377,338 21.50 to  21.82   30,040,514     1.40% to 1.52%    1.18%     13.85% to   13.98%
 2010  1,668,155 18.89 to  19.14   31,920,622     1.40% to 1.52%    1.15%     33.48% to   33.64%
 2009  2,178,566 14.15 to  14.32   31,195,450     1.40% to 1.52%    2.45%    -28.80% to  -28.72%
Moderate Growth Strategy (Class 1)
 2013  1,060,878 22.99 to  23.38   24,801,748     1.40% to 1.52%    1.22%      8.03% to    8.16%
 2012  1,289,625 21.28 to  21.62   27,870,952     1.40% to 1.52%    1.53%      1.83% to    1.95%
 2011  1,592,093 20.90 to  21.20   33,744,316     1.40% to 1.52%    1.76%     12.35% to   12.49%
 2010  1,948,371 18.60 to  18.85   36,710,605     1.40% to 1.52%    2.00%     31.58% to   31.74%
 2009  2,465,505 14.14 to  14.31   35,264,304     1.40% to 1.52%    3.25%    -25.82% to  -25.73%
Cash Management Portfolio (Class 1)
 2013    119,734 10.46 to  10.59    1,268,509     1.40% to 1.52%    0.00%     -1.71% to   -1.23%
 2012    175,501 10.59 to  10.78    1,891,668     1.40% to 1.52%    0.00%     -1.87% to   -1.74%
 2011    164,307 10.80 to  10.97    1,801,686     1.40% to 1.52%    0.00%     -1.79% to   -1.67%
 2010    242,600 10.99 to  11.16    2,705,823     1.40% to 1.52%    1.90%     -1.61% to   -1.50%
 2009    614,292 11.17 to  11.33    6,956,163     1.40% to 1.52%    2.48%     -0.98% to   -0.87%
Diversified Fixed Income Portfolio (Class 1)
 2013    360,341 15.61 to  16.07    5,790,187     1.40% to 1.52%    2.18%      2.93% to    3.05%
 2012    391,639 15.17 to  15.60    6,105,674     1.40% to 1.52%    2.55%      5.60% to    5.72%
 2011    386,520 14.36 to  14.75    5,697,484     1.40% to 1.52%    2.71%      4.76% to    4.89%
 2010    439,288 13.71 to  14.07    6,172,899     1.40% to 1.52%    3.55%      8.37% to    8.50%
 2009    534,122 12.65 to  12.96    6,911,024     1.40% to 1.52%    3.88%     -1.26% to   -1.14%
Focus Growth Portfolio (Class 1)
 2013    139,786  9.44 to  10.16    1,419,603     1.40% to 1.52%    0.00%      1.71% to    1.83%
 2012    167,912  9.28 to   9.98    1,673,953     1.40% to 1.52%    0.13%     -3.05% to   -2.94%
 2011    300,384  9.57 to  10.28    3,086,682     1.40% to 1.52%    0.00%     30.07% to   30.22%
 2010    273,760  7.36 to   7.90    2,159,769     1.40% to 1.52%    0.00%     39.42% to   39.59%
 2009    368,184  5.28 to   5.66    2,081,040     1.40% to 1.52%    0.00%    -36.59% to  -36.51%
International Equity Portfolio (Class 1)
 2013    282,848  9.93 to  10.80    3,048,517     1.40% to 1.52%    1.51%     12.95% to   13.08%
 2012    343,572  8.79 to   9.55    3,266,745     1.40% to 1.52%    1.48%    -13.85% to  -13.74%
 2011    430,251 10.21 to  11.08    4,745,392     1.40% to 1.52%    1.57%     17.14% to   17.28%
 2010    591,846  8.71 to   9.44    5,572,096     1.40% to 1.52%    1.68%     32.50% to   32.66%
 2009    832,288  6.58 to   7.12    5,913,276     1.40% to 1.52%    2.54%    -44.36% to  -44.29%

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

                   At April 30                               For the Year Ended April 30
------------------------------------------------  -----------------------------------------------
                    Unit Fair                     Expense Ratio    Investment    Total Return
                  Value Lowest   Net Assets (7)       Lowest         Income        Lowest to
Year     Units   to Highest ($)        ($)        to Highest (1)   Ratio (2)      Highest (3)
------ --------- --------------- ---------------  --------------   ----------  ------------------
Large Cap Growth Portfolio (Class 1)
 2013    337,894 11.19 to  12.55     4,226,406    1.40% to 1.52%      0.53%     10.92% to   11.05%
 2012    397,835 10.09 to  11.30     4,466,693    1.40% to 1.52%      0.46%      4.45% to    4.58%
 2011    518,497  9.66 to  10.81     5,561,204    1.40% to 1.52%      0.30%     13.02% to   13.15%
 2010    481,753  8.54 to   9.55     4,567,735    1.40% to 1.52%      0.00%     32.92% to   33.08%
 2009    596,465  6.43 to   7.18     4,251,835    1.40% to 1.52%      0.00%    -35.62% to  -35.54%
Large Cap Value Portfolio (Class 1)
 2013    242,772 17.42 to  18.44     4,466,781    1.40% to 1.52%      1.40%     17.06% to   17.20%
 2012    299,567 14.88 to  15.73     4,701,869    1.40% to 1.52%      1.47%     -1.48% to   -1.37%
 2011    362,022 15.10 to  15.95     5,761,016    1.40% to 1.52%      1.81%     12.95% to   13.08%
 2010    425,322 13.37 to  14.11     5,987,424    1.40% to 1.52%      2.53%     40.90% to   41.07%
 2009    626,206  9.49 to  10.00     6,251,192    1.40% to 1.52%      1.85%    -36.10% to  -36.02%
Mid Cap Growth Portfolio (Class 1)
 2013    162,672 22.27 to  24.58     3,992,408    1.40% to 1.52%      0.00%     11.18% to   11.31%
 2012    203,074 20.03 to  22.08     4,465,868    1.40% to 1.52%      0.00%     -4.06% to   -3.95%
 2011    279,933 20.88 to  22.99     6,404,989    1.40% to 1.52%      0.00%     25.91% to   26.07%
 2010    305,563 16.58 to  18.23     5,547,018    1.40% to 1.52%      0.00%     44.23% to   44.40%
 2009    396,875 11.50 to  12.63     4,992,475    1.40% to 1.52%      0.00%    -36.44% to  -36.37%
Mid Cap Value Portfolio (Class 1)
 2013    119,413 29.45 to  30.34     3,620,534    1.40% to 1.52%      0.60%     18.02% to   18.17%
 2012    143,121 24.95 to  25.67     3,669,683    1.40% to 1.52%      0.58%     -4.86% to   -4.74%
 2011    192,473 26.22 to  26.95     5,182,395    1.40% to 1.52%      0.76%     19.01% to   19.15%
 2010    229,756 22.04 to  22.62     5,192,796    1.40% to 1.52%      1.56%     46.69% to   46.87%
 2009    328,788 15.02 to  15.40     5,060,975    1.40% to 1.52%      1.21%    -36.85% to  -36.78%
Small Cap Portfolio (Class 1)
 2013    125,721 14.03 to  14.80     1,858,713    1.40% to 1.52%      0.00%      9.36% to    9.49%
 2012    162,480 12.83 to  13.51     2,192,398    1.40% to 1.52%      0.00%     -5.80% to   -5.68%
 2011    213,659 13.62 to  14.33     3,057,834    1.40% to 1.52%      0.00%     20.14% to   20.29%
 2010    280,242 11.34 to  11.91     3,334,978    1.40% to 1.52%      0.13%     47.03% to   47.21%
 2009    427,218  7.71 to   8.09     3,453,249    1.40% to 1.52%      0.00%    -30.69% to  -30.61%
Balanced Growth Strategy (Class 2)
 2013  4,234,661 21.07 to  22.38    92,660,424    1.40% to 1.95%      1.76%      7.59% to    8.18%
 2012  4,954,484 19.59 to  20.69   100,421,278    1.40% to 1.95%      2.15%      2.52% to    3.09%
 2011  6,000,915 19.10 to  20.07   118,254,353    1.40% to 1.95%      2.40%      9.88% to   10.49%
 2010  7,530,332 17.39 to  18.16   134,567,632    1.40% to 1.95%      3.12%     27.56% to   28.26%
 2009  9,368,587 13.63 to  14.16   130,852,927    1.40% to 1.95%      4.09%    -22.86% to  -22.43%
Conservative Growth Strategy (Class 2)
 2013  3,309,118 20.62 to  21.74    70,379,408    1.40% to 1.95%      1.88%      6.81% to    7.40%
 2012  3,965,069 19.31 to  20.24    78,704,438    1.40% to 1.95%      2.52%      2.89% to    3.46%
 2011  4,494,685 18.77 to  19.56    86,404,087    1.40% to 1.95%      2.38%      8.33% to    8.92%
 2010  5,581,620 17.32 to  17.96    98,735,236    1.40% to 1.95%      3.28%     25.16% to   25.85%
 2009  6,203,122 13.84 to  14.27    87,361,070    1.40% to 1.95%      4.66%    -18.40% to  -17.95%
Growth Strategy (Class 2)
 2013  2,022,330 22.39 to  23.62    46,757,985    1.40% to 1.95%      0.73%      7.72% to    8.31%
 2012  2,509,594 20.78 to  21.81    53,720,948    1.40% to 1.95%      0.86%      1.04% to    1.60%
 2011  3,126,055 20.57 to  21.46    65,981,217    1.40% to 1.95%      1.04%     13.19% to   13.81%
 2010  4,060,309 18.17 to  18.86    75,466,749    1.40% to 1.95%      1.01%     32.70% to   33.44%
 2009  5,141,339 13.69 to  14.13    71,725,766    1.40% to 1.95%      2.23%    -29.21% to  -28.82%

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

                    At April 30                              For the Year Ended April 30
-------------------------------------------------  -----------------------------------------------
                     Unit Fair                     Expense Ratio    Investment     Total Return
                   Value Lowest   Net Assets (7)       Lowest         Income        Lowest to
Year     Units    to Highest ($)        ($)        to Highest (1)    Ratio (2)     Highest (3)
------ ---------- --------------- ---------------  --------------   ----------  ------------------
Moderate Growth Strategy (Class 2)
 2013   4,352,631 21.54 to  22.94    97,503,127    1.40% to 1.95%      1.09%      7.41% to    8.00%
 2012   5,402,278 20.05 to  21.24   112,341,502    1.40% to 1.95%      1.38%      1.24% to    1.80%
 2011   6,787,615 19.81 to  20.87   138,936,547    1.40% to 1.95%      1.61%     11.71% to   12.32%
 2010   9,255,880 17.73 to  18.58   169,027,938    1.40% to 1.95%      1.84%     30.82% to   31.55%
 2009  11,023,548 13.55 to  14.12   153,330,109    1.40% to 1.95%      2.99%    -26.25% to  -25.84%
Cash Management Portfolio (Class 2)
 2013   1,289,760  9.79 to  10.40    13,106,499    1.40% to 1.95%      0.00%     -2.40% to   -1.86%
 2012   1,919,113 10.03 to  10.60    19,938,518    1.40% to 1.95%      0.00%     -2.43% to   -1.89%
 2011   2,358,032 10.28 to  10.80    25,041,927    1.40% to 1.95%      0.00%     -2.35% to   -1.82%
 2010   3,693,292 10.52 to  11.00    40,014,229    1.40% to 1.95%      1.63%     -2.18% to   -1.64%
 2009   7,450,870 10.76 to  11.19    82,158,624    1.40% to 1.95%      2.82%     -1.56% to   -1.01%
Diversified Fixed Income Portfolio (Class 2)
 2013   3,395,330 14.46 to  15.78    51,926,352    1.40% to 1.95%      1.98%      2.33% to    2.90%
 2012   3,923,275 14.13 to  15.33    58,490,551    1.40% to 1.95%      2.47%      4.99% to    5.56%
 2011   4,526,317 13.46 to  14.53    64,134,048    1.40% to 1.95%      2.62%      4.16% to    4.73%
 2010   5,758,873 12.92 to  13.87    78,126,515    1.40% to 1.95%      3.33%      7.74% to    8.34%
 2009   6,559,452 11.99 to  12.80    82,282,882    1.40% to 1.95%      3.71%     -1.83% to   -1.29%
Focus Growth Portfolio (Class 2)
 2013   3,800,430  9.39 to   9.98    37,129,175    1.40% to 1.95%      0.00%      1.12% to    1.68%
 2012   5,014,614  9.29 to   9.81    48,297,233    1.40% to 1.95%      0.09%     -3.61% to   -3.08%
 2011   6,517,977  9.64 to  10.12    64,888,166    1.40% to 1.95%      0.00%     29.31% to   30.03%
 2010   4,063,851  7.45 to   7.79    31,156,204    1.40% to 1.95%      0.00%     38.61% to   39.38%
 2009   5,354,550  5.38 to   5.59    29,514,036    1.40% to 1.95%      0.00%    -36.95% to  -36.60%
Focus Value Portfolio (Class 2)
 2013   1,016,188 17.53 to  18.77    18,674,096    1.40% to 1.95%      0.35%     12.47% to   13.09%
 2012   1,295,861 15.59 to  16.60    21,106,237    1.40% to 1.95%      1.27%    -10.61% to  -10.12%
 2011   1,649,210 17.44 to  18.47    29,954,619    1.40% to 1.95%      1.88%     12.57% to   13.19%
 2010   2,124,084 15.49 to  16.32    34,144,677    1.40% to 1.95%      2.02%     32.05% to   32.78%
 2009   2,748,042 11.73 to  12.29    33,335,633    1.40% to 1.95%      1.81%    -32.18% to  -31.81%
International Equity Portfolio (Class 2)
 2013   3,049,673 10.02 to  10.60    31,598,767    1.40% to 1.95%      1.32%     12.30% to   12.91%
 2012   3,724,711  8.92 to   9.39    34,262,952    1.40% to 1.95%      1.25%    -14.34% to  -13.87%
 2011   4,564,314 10.42 to  10.90    48,850,570    1.40% to 1.95%      1.46%     16.47% to   17.11%
 2010   5,688,860  8.95 to   9.31    52,128,758    1.40% to 1.95%      1.58%     31.73% to   32.46%
 2009   6,860,806  6.79 to   7.03    47,580,660    1.40% to 1.95%      2.21%    -44.66% to  -44.35%
Large Cap Growth Portfolio (Class 2)
 2013   3,426,208 11.58 to  12.31    41,207,272    1.40% to 1.95%      0.36%     10.28% to   10.88%
 2012   4,180,611 10.50 to  11.10    45,444,872    1.40% to 1.95%      0.29%      3.85% to    4.42%
 2011   5,498,428 10.11 to  10.63    57,362,174    1.40% to 1.95%      0.17%     12.26% to   12.88%
 2010   5,310,428  9.01 to   9.42    49,188,197    1.40% to 1.95%      0.00%     32.15% to   32.88%
 2009   5,993,356  6.82 to   7.09    41,855,722    1.40% to 1.95%      0.00%    -35.99% to  -35.64%
Large Cap Value Portfolio (Class 2)
 2013   2,222,465 16.59 to  18.10    39,035,475    1.40% to 1.95%      1.20%     16.38% to   17.02%
 2012   2,705,830 14.25 to  15.47    40,703,391    1.40% to 1.95%      1.34%     -2.05% to   -1.51%
 2011   3,334,478 14.55 to  15.70    51,059,881    1.40% to 1.95%      1.66%     12.29% to   12.91%
 2010   4,012,562 12.96 to  13.91    54,558,994    1.40% to 1.95%      2.44%     40.08% to   40.85%
 2009   4,783,806  9.25 to   9.87    46,270,225    1.40% to 1.95%      1.67%    -36.47% to  -36.12%

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

                    At April 30                                For the Year Ended April 30
----------------------------------------------------  -----------------------------------------------
                     Unit Fair                        Expense Ratio    Investment     Total Return
                   Value Lowest      Net Assets (7)       Lowest         Income        Lowest to
Year     Units    to Highest ($)           ($)        to Highest (1)    Ratio (2)     Highest (3)
------ ---------- ---------------    ---------------  --------------   ----------  ------------------
Mid Cap Growth Portfolio (Class 2)
 2013   1,189,284 22.82 to  24.12       28,014,697    1.40% to 1.95%      0.00%     10.54%    to   11.15%
 2012   1,500,029 20.64 to  21.70       31,878,711    1.40% to 1.95%      0.00%     -4.62%    to   -4.09%
 2011   1,911,975 21.64 to  22.63       42,481,853    1.40% to 1.95%      0.00%     25.19%    to   25.88%
 2010   2,408,595 17.29 to  17.98       42,612,099    1.40% to 1.95%      0.00%     43.39%    to   44.19%
 2009   2,944,453 12.06 to  12.47       36,202,747    1.40% to 1.95%      0.00%    -36.81%    to  -36.46%
Mid Cap Value Portfolio (Class 2)
 2013   1,247,277 26.43 to  29.78       35,749,104    1.40% to 1.95%      0.43%     17.34%    to   17.99%
 2012   1,497,747 22.53 to  25.24       36,474,826    1.40% to 1.95%      0.46%     -5.40%    to   -4.88%
 2011   1,865,190 23.81 to  26.54       47,910,534    1.40% to 1.95%      0.63%     18.32%    to   18.97%
 2010   2,228,830 20.13 to  22.30       48,200,122    1.40% to 1.95%      1.41%     45.84%    to   46.65%
 2009   2,708,336 13.80 to  15.21       40,016,588    1.40% to 1.95%      1.01%    -37.22%    to  -36.87%
Small Cap Portfolio (Class 2)
 2013   1,796,337 13.70 to  14.52       25,550,010    1.40% to 1.95%      0.00%      8.73%    to    9.33%
 2012   2,197,424 12.60 to  13.28       28,642,097    1.40% to 1.95%      0.00%     -6.34%    to   -5.83%
 2011   2,678,460 13.46 to  14.11       37,148,385    1.40% to 1.95%      0.00%     19.45%    to   20.11%
 2010   3,332,561 11.26 to  11.74       38,556,747    1.40% to 1.95%      0.00%     46.18%    to   46.99%
 2009   3,755,280  7.71 to   7.99       29,610,639    1.40% to 1.95%      0.00%    -31.09%    to  -30.71%
Balanced Growth Strategy (Class 3)
 2013   2,599,910 20.13 to  22.55(4)    56,744,036    1.15% to 2.30%      1.70%      4.71%    to    8.35%(5)
 2012   3,115,546 19.22 to  20.81(4)    63,000,384    1.15% to 2.30%      2.10%      0.78%    to    3.24%(5)
 2011   3,711,644 19.07 to  20.16(4)    72,986,392    1.15% to 2.30%      2.37%      9.47%    to   10.65%(5)
 2010   4,322,955 17.42 to  18.22(4)    77,079,921    1.15% to 2.30%      3.03%     25.25%(6) to   28.46%(5)
 2009   4,618,164 13.48 to  14.18(4)    64,334,864    1.15% to 2.05%      4.09%    -23.15%    to  -22.32%(5)
Conservative Growth Strategy (Class 3)
 2013   2,269,065 19.60 to  21.85(4)    48,361,270    1.15% to 2.30%      1.83%      3.92%    to    7.56%(5)
 2012   2,708,055 18.86 to  20.32(4)    53,879,152    1.15% to 2.30%      2.44%      1.09%    to    3.61%(5)
 2011   2,906,250 18.66 to  19.61(4)    55,979,144    1.15% to 2.30%      2.29%      8.07%    to    9.08%(5)
 2010   3,202,846 17.27 to  17.98(4)    56,736,164    1.15% to 2.30%      3.18%     22.58%(6) to   26.05%(5)
 2009   3,250,606 13.55 to  14.26       45,850,002    1.15% to 2.05%      4.74%    -18.83%    to  -17.85%(5)
Growth Strategy (Class 3)
 2013   2,719,588 21.34 to  23.77(4)    62,921,558    1.15% to 2.30%      0.66%      4.88%    to    8.47%(5)
 2012   3,068,999 20.34 to  21.91(4)    65,712,862    1.15% to 2.30%      0.80%     -0.66%    to    1.75%(5)
 2011   3,647,029 20.48 to  21.53(4)    77,028,848    1.15% to 2.30%      0.99%     12.79%    to   13.98%(5)
 2010   4,249,562 18.15 to  18.89(4)    79,019,261    1.15% to 2.30%      0.92%     31.01%(6) to   33.64%(5)
 2009   4,567,660 13.44 to  14.14(4)    63,790,213    1.15% to 2.05%      2.23%    -29.43%    to  -28.72%(5)
Moderate Growth Strategy (Class 3)
 2013   4,248,813 20.67 to  23.10(4)    95,121,445    1.15% to 2.30%      1.03%      4.57%    to    8.16%(5)
 2012   4,696,566 19.76 to  21.36(4)    97,675,934    1.15% to 2.30%      1.32%     -0.46%    to    1.95%(5)
 2011   5,720,603 19.86 to  20.95(4)   117,083,961    1.15% to 2.30%      1.61%     11.33%    to   12.49%(5)
 2010   6,431,402 17.84 to  18.63(4)   117,437,570    1.15% to 2.30%      1.77%     28.88%(6) to   31.74%(5)
 2009   7,109,680 13.45 to  14.14(4)    98,912,420    1.15% to 2.05%      3.08%    -26.47%    to  -25.73%(5)
Allocation Balanced Portfolio (Class 3)
 2013  13,496,090 12.54 to  13.35(4)   175,459,750    1.15% to 2.30%      1.04%      7.03%    to    8.27%(5)
 2012  14,471,200 11.72 to  12.33(4)   174,425,206    1.15% to 2.30%      1.13%     -0.54%    to    0.61%(5)
 2011  15,017,671 11.78 to  12.26(4)   180,578,412    1.15% to 2.30%      1.89%      8.87%    to   10.13%(5)
 2010  15,345,426 10.82 to  11.13(4)   168,207,813    1.15% to 2.30%      3.29%     21.38%(6) to   24.51%(5)
 2009  13,873,018  8.59 to   8.94      122,611,336    1.15% to 2.05%      2.38%    -22.83%    to  -22.14%(5)

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

                       At April 30                                 For the Year Ended April 30
----------------------------------------------------  ---------------------------------------------------
                     Unit Fair                        Expense Ratio    Investment       Total Return
                   Value Lowest      Net Assets (7)       Lowest         Income          Lowest to
Year     Units    to Highest ($)           ($)        to Highest (1)    Ratio (2)       Highest (3)
------ ---------- ---------------    ---------------  --------------   ----------  -----------------------
Allocation Growth Portfolio (Class 3)
 2013   7,364,300 12.12 to  12.97(4)    92,904,095    1.15% to 2.30%      0.83%     10.87%    to   12.14%(5)
 2012   8,876,775 10.93 to  11.57(4)   100,247,092    1.15% to 2.30%      0.80%     -7.12%    to   -6.04%(5)
 2011  10,441,130 11.77 to  12.31(4)   125,971,833    1.15% to 2.30%      1.04%     14.20%    to   15.57%(5)
 2010  12,487,431 10.31 to  10.65(4)   130,865,747    1.15% to 2.30%      3.45%     34.10%(6) to   37.49%
 2009  14,607,402  7.51 to   7.75      111,765,953    1.15% to 2.05%      3.51%    -37.10%    to  -36.54%(5)
Allocation Moderate Growth Portfolio (Class 3)
 2013  37,602,126 12.12 to  12.93(4)   472,803,134    1.15% to 2.30%      1.09%      8.95%    to   10.20%(5)
 2012  41,967,167 11.12 to  11.74(4)   480,596,436    1.15% to 2.30%      1.01%     -4.39%    to   -3.29%(5)
 2011  47,324,759 11.63 to  12.13(4)   562,542,942    1.15% to 2.30%      1.48%     11.78%    to   13.08%(5)
 2010  50,871,118 10.41 to  10.73(4)   536,848,452    1.15% to 2.30%      3.05%     28.57%(6) to   31.71%(5)
 2009  50,619,438  7.87 to   8.15      407,207,087    1.15% to 2.05%      2.34%    -32.58%    to  -31.98%(5)
Allocation Moderate Portfolio (Class 3)
 2013  16,214,017 12.40 to  13.23(4)   208,357,309    1.15% to 2.30%      1.06%      7.91%    to    9.16%(5)
 2012  18,430,053 11.49 to  12.12(4)   217,795,693    1.15% to 2.30%      1.00%     -2.96%    to   -1.84%(5)
 2011  20,884,417 11.84 to  12.35(4)   252,360,656    1.15% to 2.30%      1.74%     10.57%    to   11.84%(5)
 2010  22,741,864 10.71 to  11.04(4)   246,739,218    1.15% to 2.30%      3.39%     25.94%(6) to   29.10%(5)
 2009  23,527,482  8.24 to   8.55      198,541,673    1.15% to 2.05%      2.92%    -27.92%    to  -27.26%(5)
Cash Management Portfolio (Class 3)
 2013   2,824,870  9.44 to  10.45(4)    28,649,856    1.15% to 2.30%      0.00%     -3.45%    to   -1.71%(5)
 2012   3,929,672  9.78 to  10.64(4)    40,669,224    1.15% to 2.30%      0.00%     -3.47%    to   -1.74%(5)
 2011   4,291,356 10.13 to  10.83(4)    45,408,208    1.15% to 2.30%      0.00%     -3.79%    to   -1.67%(5)
 2010   4,707,536 10.53 to  11.01(4)    50,844,383    1.15% to 2.30%      1.60%     -3.44%(6) to   -1.49%
 2009   8,052,079 10.64 to  11.18       88,561,220    1.15% to 2.05%      2.71%     -2.68%    to   -0.86%(5)
Diversified Fixed Income Portfolio (Class 3)
 2013   2,718,126 14.58 to  15.85(4)    41,187,114    1.15% to 2.30%      1.98%      1.62%    to    3.05%(5)
 2012   3,096,563 14.34 to  15.38(4)    45,714,545    1.15% to 2.30%      2.32%      4.28%    to    5.72%(5)
 2011   3,523,187 13.75 to  14.55(4)    49,476,813    1.15% to 2.30%      2.66%      3.38%    to    4.88%(5)
 2010   3,906,220 13.30 to  13.87(4)    52,512,551    1.15% to 2.30%      3.24%      5.41%(6) to    8.50%(5)
 2009   4,126,673 12.13 to  12.79(4)    51,402,493    1.15% to 2.05%      3.83%     -3.00%    to   -1.14%(5)
Focus Growth Portfolio (Class 3)
 2013   3,504,364  9.42 to  10.05(4)    34,226,785    1.15% to 2.30%      0.00%      1.52%    to    1.83%(5)
 2012   4,871,618  9.28 to   9.87(4)    46,860,329    1.15% to 2.30%      0.07%     -3.67%    to   -2.94%(5)
 2011   6,181,942  9.63 to  10.17       61,467,987    1.15% to 2.30%      0.00%     28.64%    to   30.22%(5)
 2010   2,836,412  7.49 to   7.81(4)    21,752,321    1.15% to 2.30%      0.00%     38.54%(6) to   39.59%(5)
 2009   3,629,085  5.31 to   5.59(4)    20,020,531    1.15% to 2.05%      0.00%    -37.34%    to  -36.51%(5)
Focus Value Portfolio (Class 3)
 2013     927,118 17.43 to  18.89(4)    16,950,804    1.15% to 2.30%      0.28%     11.96%    to   13.26%(5)
 2012   1,194,208 15.57 to  16.68(4)    19,363,148    1.15% to 2.30%      1.26%    -11.13%    to   -9.98%(5)
 2011   1,409,814 17.52 to  18.53(4)    25,484,956    1.15% to 2.30%      1.85%     11.75%    to   13.36%
 2010   1,602,759 15.68 to  16.35(4)    25,664,219    1.15% to 2.30%      1.93%     29.02%    to   32.98%(5)
 2009   1,844,934 11.70 to  12.29(4)    22,302,381    1.15% to 2.05%      1.69%    -32.60%    to  -31.70%(5)
International Equity Portfolio (Class 3)
 2013   2,919,278  9.99 to  10.67(4)    30,158,546    1.15% to 2.30%      1.30%     12.72%    to   13.08%(5)
 2012   3,545,304  8.87 to   9.43(4)    32,511,807    1.15% to 2.30%      1.23%    -14.45%    to  -13.74%(5)
 2011   4,320,621 10.36 to  10.94(4)    46,132,149    1.15% to 2.30%      1.42%     15.72%    to   17.28%
 2010   4,927,680  8.95 to   9.33(4)    45,058,335    1.15% to 2.30%      1.54%     25.81%(6) to   32.66%(5)
 2009   5,087,339  6.72 to   7.03(4)    35,200,751    1.15% to 2.05%      2.18%    -44.77%    to  -44.27%(5)

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

                    At April 30                                   For the Year Ended April 30
-------------------------------------------------  ----------------------------------------------------------
                      Unit Fair                      Expense Ratio    Investment         Total Return
                    Value Lowest    Net Assets (7)       Lowest         Income             Lowest to
Year     Units     to Highest ($)        ($)         to Highest (1)    Ratio (2)          Highest (3)
------ --------- ------------------ ---------------  --------------   ----------  ---------------------------
Large Cap Growth Portfolio (Class 3)
 2013  2,458,796 11.52 to  12.35(4)   29,544,017     1.15% to 2.30%      0.25%     10.51%    to   11.05%(5)
 2012  3,036,580 10.42 to  11.12(4)   32,983,305     1.15% to 2.30%      0.22%      3.22%    to    4.57%(5)
 2011  3,883,730 10.10 to  10.64(4)   40,500,310     1.15% to 2.30%      0.09%     11.26%    to   13.04%(5)
 2010  3,644,911  9.08 to   9.41(4)   33,756,726     1.15% to 2.30%      0.00%     31.44%(6) to   33.03%(5)
 2009  3,830,988  6.75 to   7.07(4)   26,769,902     1.15% to 2.05%      0.00%    -35.88%    to  -35.58%(5)
Large Cap Value Portfolio (Class 3)
 2013  1,467,772 16.99 to  18.22(4)   25,687,519     1.15% to 2.30%      1.10%     16.28%    to   17.20%(5)
 2012  1,864,175 14.61 to  15.55(4)   27,939,494     1.15% to 2.30%      1.29%     -2.38%    to   -1.37%(5)
 2011  2,179,949 14.97 to  15.76(4)   33,269,108     1.15% to 2.30%      1.60%     11.71%    to   13.09%(5)
 2010  2,523,085 13.40 to  13.94(4)   34,221,328     1.15% to 2.30%      2.37%     36.57%(6) to   41.07%(5)
 2009  2,741,951  9.44 to   9.88(4)   26,464,388     1.15% to 2.05%      1.60%    -36.73%    to  -36.02%(5)
Mid Cap Growth Portfolio (Class 3)
 2013    988,369 22.70 to  24.30(4)   23,300,090     1.15% to 2.30%      0.00%     10.61%    to   11.31%(5)
 2012  1,245,343 20.52 to  21.83(4)   26,482,365     1.15% to 2.30%      0.00%     -4.77%    to   -3.95%(5)
 2011  1,520,876 21.55 to  22.73(4)   33,798,729     1.15% to 2.30%      0.00%     24.70%    to   26.07%(5)
 2010  1,834,874 17.28 to  18.03(4)   32,477,087     1.15% to 2.30%      0.00%     44.40%    to   45.39%(5)(6)
 2009  1,938,316 11.91 to  12.49(4)   23,854,764     1.15% to 2.05%      0.00%    -37.15%    to  -36.37%(5)
Mid Cap Value Portfolio (Class 3)
 2013    974,333 27.84 to  29.92(4)   27,763,908     1.15% to 2.30%      0.38%     17.01%    to   18.17%(5)
 2012  1,175,408 23.79 to  25.32(4)   28,463,669     1.15% to 2.30%      0.38%     -5.80%    to   -4.74%(5)
 2011  1,403,882 25.26 to  26.58(4)   35,818,229     1.15% to 2.30%      0.56%     17.72%    to   19.15%
 2010  1,676,182 21.46 to  22.31(4)   36,058,406     1.15% to 2.30%      1.32%     46.87%    to   47.60%(5)(6)
 2009  1,839,908 14.47 to  15.19(4)   27,037,271     1.15% to 2.05%      0.93%    -37.51%    to  -36.78%(5)
Real Return Portfolio (Class 3)
 2013  2,241,308 11.73 to  12.50(4)   27,117,516     1.15% to 2.30%      2.60%      0.19%    to    1.34%
 2012  2,576,433 11.71 to  12.33(4)   30,899,180     1.15% to 2.30%      0.00%      2.42%    to    3.60%(5)
 2011  2,943,825 11.43 to  11.90(4)   34,220,616     1.15% to 2.30%      1.12%      2.27%    to    3.45%(5)
 2010  3,504,191 11.18 to  11.50(4)   39,555,958     1.15% to 2.30%      5.81%     13.77%(6) to   17.56%(5)
 2009  3,371,650  9.39 to   9.79      32,510,200     1.15% to 2.05%      6.58%    -11.59%    to  -10.67%(5)
Small Cap Portfolio (Class 3)
 2013  1,371,157 13.71 to  14.59(4)   19,469,376     1.15% to 2.30%      0.00%      9.15%    to    9.49%(5)
 2012  1,722,016 12.56 to  13.33(4)   22,407,345     1.15% to 2.30%      0.00%     -6.36%    to   -5.69%(5)
 2011  2,220,918 13.41 to  14.13(4)   30,753,449     1.15% to 2.30%      0.00%     18.77%    to   20.28%
 2010  2,740,042 11.29 to  11.75(4)   31,686,324     1.15% to 2.30%      0.00%     47.20%    to   47.76%(5)(6)
 2009  2,747,504  7.66 to   7.98(4)   21,666,845     1.15% to 2.05%      0.00%    -31.24%    to  -30.61%(5)
American Funds Global Growth SAST Portfolio (Class 3)
 2013    960,441 12.69 to  13.53      12,669,808     1.15% to 2.30%      0.98%     14.30%    to   15.62%
 2012  1,034,490 11.10 to  11.70      11,848,654     1.15% to 2.30%      0.81%     -7.23%    to   -6.15%
 2011  1,108,196 11.97 to  12.47(4)   13,576,142     1.15% to 2.30%      0.67%     17.11%    to   18.46%(5)
 2010  1,158,694 10.22 to  10.53(4)   12,028,539     1.15% to 2.30%      1.94%     32.19%(6) to   37.17%(5)
 2009    776,946  7.49 to   7.68       5,905,348     1.15% to 2.05%      1.12%    -35.51%    to  -34.92%
American Funds Growth SAST Portfolio (Class 3)
 2013    542,220 11.70 to  12.46       6,589,046     1.15% to 2.30%      0.34%      9.72%    to   10.99%
 2012    571,462 10.66 to  11.23       6,281,349     1.15% to 2.30%      0.33%     -2.04%    to   -0.90%
 2011    634,521 11.33 to  10.88(4)    7,064,949     1.15% to 2.30%      0.23%     18.01%    to   19.37%(5)
 2010    666,777  9.22 to   9.49(4)    6,239,986     1.15% to 2.30%      1.52%     35.07%(6) to   37.91%(5)
 2009    469,285  6.72 to   6.88       3,197,705     1.15% to 2.05%      0.50%    -39.03%    to  -38.47%(5)

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

                    At April 30                                   For the Year Ended April 30
---------------------------------------------------  ------------------------------------------------------
                      Unit Fair                       Expense Ratio    Investment       Total Return
                    Value Lowest    Net Assets (7)       Lowest         Income            Lowest to
Year     Units     to Highest ($)         ($)        to Highest (1)    Ratio (2)         Highest (3)
------ --------- -----------------  ---------------  --------------   ----------  -------------------------
American Funds Growth-Income SAST Portfolio (Class 3)
 2013    721,608 11.27 to  12.02       8,453,186     1.15% to 2.30%      1.22%     14.94%    to   16.26%
 2012    884,703  9.81 to  10.34       8,947,934     1.15% to 2.30%      0.97%     -0.91%    to    0.23%
 2011    838,686  9.90 to  10.31(4)    8,495,683     1.15% to 2.30%      1.02%     10.77%    to   12.05%(5)
 2010    835,747  8.94 to   9.20(4)    7,585,712     1.15% to 2.30%      1.94%     30.29%(6) to   33.25%(5)
 2009    635,248  6.74 to   6.91       4,343,630     1.15% to 2.05%      0.83%    -36.26%    to  -35.67%
VIP Contrafund Portfolio (Service Class 2)
 2013    773,211 10.63 to  11.19(4)    8,483,254     1.15% to 2.30%      1.10%     10.44%    to   11.72%(5)
 2012    909,940  9.62 to  10.02(4)    8,973,348     1.15% to 2.30%      0.81%     -2.00%    to   -0.91%
 2011    891,464  9.82 to  10.11(4)    8,905,388     1.15% to 2.30%      0.96%     16.42%    to   17.66%
 2010    944,950  8.44 to   8.59(4)    8,053,947     1.15% to 2.30%      1.10%     38.03%(6) to   40.66%(5)
 2009    663,496  6.06 to   6.11       4,036,766     1.15% to 2.05%      1.35%    -39.36%    to  -38.92%(5)
VIP Equity-Income Portfolio (Service Class 2)
 2013  1,079,323 10.48 to  11.05(4)   11,688,881     1.15% to 2.30%      2.81%     18.17%    to   19.53%(5)
 2012  1,184,331  8.87 to   9.24(4)   10,773,246     1.15% to 2.30%      2.36%     -1.61%    to   -0.46%(5)
 2011  1,266,115  9.01 to   9.29(4)   11,617,039     1.15% to 2.30%      1.54%     13.03%    to   14.35%(5)
 2010  1,363,328  7.97 to   8.12(4)   10,982,362     1.15% to 2.30%      1.86%     37.72%(6) to   42.63%(5)
 2009  1,080,264  5.65 to   5.69       6,125,563     1.15% to 2.05%      4.00%    -43.55%    to  -43.06%(5)
VIP Investment Grade Bond Portfolio (Service Class 2)
 2013  3,084,950 12.14 to  12.82(4)   38,785,015     1.15% to 2.30%      2.16%      2.22%    to    3.40%(5)
 2012  3,255,830 11.87 to  12.40(4)   39,728,047     1.15% to 2.30%      2.89%      4.41%    to    5.61%(5)
 2011  3,484,861 11.37 to  11.74(4)   40,408,883     1.15% to 2.30%      3.28%      3.76%    to    4.96%(5)
 2010  3,344,732 10.96 to  11.19(4)   37,096,964     1.15% to 2.30%      3.58%     10.70%(6) to   14.13%(5)
 2009  2,565,420  9.62 to   9.80      25,026,776     1.15% to 2.05%      8.09%     -3.75%    to   -1.98%
VIP Mid Cap Portfolio (Service Class 2)
 2013  1,515,347 11.45 to  12.14(4)   17,981,068     1.15% to 2.30%      0.39%     10.22%    to   11.49%(5)
 2012  1,694,452 10.39 to  10.89(4)   18,105,380     1.15% to 2.30%      0.02%     -8.70%    to   -7.66%(5)
 2011  1,829,219 11.38 to  11.79(4)   21,248,435     1.15% to 2.30%      0.12%     21.10%    to   22.43%(5)
 2010  1,970,517  9.40 to   9.63(4)   18,769,046     1.15% to 2.30%      0.38%     42.57%(6) to   43.86%(5)
 2009  1,483,986  6.62 to   6.69       9,863,988     1.15% to 2.05%      0.27%    -33.82%    to  -33.06%(5)
VIP Overseas Portfolio (Service Class 2)
 2013  1,326,017  8.13 to   8.58(4)   11,160,132     1.15% to 2.30%      1.69%     12.34%    to   13.64%(5)
 2012  1,458,510  7.24 to   7.55(4)   10,843,974     1.15% to 2.30%      1.26%    -16.36%    to  -15.37%(5)
 2011  1,531,010  8.65 to   8.93(4)   13,501,351     1.15% to 2.30%      1.15%     22.22%    to   23.67%(5)
 2010  1,516,839  7.08 to   7.22(4)   10,859,575     1.15% to 2.30%      1.85%     26.40%(6) to   32.78%(5)
 2009  1,160,209  5.39 to   5.44       6,280,514     1.15% to 2.05%      4.24%    -46.07%    to  -45.65%(5)
T. Rowe Price Blue Chip Growth Portfolio (Class II)
 2013    446,422 11.74 to  12.40       5,428,805     1.15% to 2.30%      0.00%      6.28%    to    7.51%
 2012    461,494 11.04 to  11.53(4)    5,245,710     1.15% to 2.30%      0.00%      8.86%    to   10.16%(5)
 2011    420,325 10.15 to  10.47(4)    4,350,543     1.15% to 2.30%      0.00%     15.43%    to   16.82%(5)
 2010    438,740  8.79 to   8.96(4)    3,901,806     1.15% to 2.30%      0.00%     35.94%(6) to   36.36%(5)
 2009    284,046  6.47 to   6.57       1,860,049     1.15% to 2.05%      0.16%    -35.28%    to  -34.28%
T. Rowe Price Equity Income Portfolio (Class II)
 2013  1,103,245 11.04 to  11.66(4)   12,574,684     1.15% to 2.30%      1.72%     17.08%    to   18.43%(5)
 2012  1,209,527  9.43 to   9.84(4)   11,683,720     1.15% to 2.30%      1.80%     -1.48%    to   -0.33%(5)
 2011  1,334,159  9.57 to   9.87(4)   12,979,936     1.15% to 2.30%      1.48%     10.24%    to   11.53%(5)
 2010  1,344,788  8.68 to   8.85(4)   11,776,667     1.15% to 2.30%      1.49%     38.29%(6) to   42.08%(5)
 2009  1,078,738  6.14 to   6.23       6,675,740     1.15% to 2.05%      2.58%    -38.56%    to  -37.68%

                         VARIABLE ANNUITY ACCOUNT FIVE
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and distribution charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(5) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(6) For the period from the effective date of May 13, 2009 to April 30, 2010.

(7) These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                        AMERICAN HOME ASSURANCE COMPANY

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report.........................................................  2
Statements of Admitted Assets........................................................  3
Statements of Liabilities, Capital and Surplus.......................................  4
Statements of Operations and Changes in Capital and Surplus..........................  5
Statements of Cash Flow..............................................................  6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 20
Note 3 - Investments................................................................. 23
Note 4 - Reserves for Losses and Loss Adjustment Expenses............................ 35
Note 5 - Related Party Transactions.................................................. 41
Note 6 - Reinsurance................................................................. 49
Note 7 - Deposit Accounting Assets and Liabilities................................... 55
Note 8 - Federal and Foreign Income Taxes............................................ 56
Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 64
Note 10 - Capital and Surplus and Dividend Restrictions.............................. 67
Note 11 - Contingencies.............................................................. 69
Note 12 - Other Significant Matters.................................................. 77
Note 13 - Subsequent Events.......................................................... 81

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
April 26, 2013
New York, New York

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                              2012             2011
------------------                                                                           -----------      -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $18,325,355; 2011 - $18,504,022)   $17,011,221      $17,761,724
   Common stocks, at fair value adjusted for nonadmitted assets
     (cost: 2012 - $61,305; 2011 - $63,353)                                                       83,185           84,263
   Other invested assets (cost: 2012 - $1,221,922; 2011 - $1,196,504)                          1,483,452        1,440,576
   Mortgage loans                                                                                 60,167               --
   Derivatives                                                                                     2,188            1,690
   Short-term investments, at amortized cost (approximates fair value)                         1,075,189          377,947
   Cash and cash equivalents                                                                      59,125           68,584
   Receivable for securities sold and other                                                          513              491
                                                                                             -----------      -----------
       TOTAL CASH AND INVESTED ASSETS                                                         19,775,040       19,735,275
                                                                                             -----------      -----------
Investment income due and accrued                                                                181,068          185,393
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                              839,516          456,491
   Premiums and installments booked but deferred and not yet due                                 287,646          343,368
   Accrued retrospective premiums                                                              1,118,007        1,378,023
Amounts billed and receivable from high deductible policies                                       57,578           38,303
Reinsurance recoverable on loss payments                                                         444,027          399,486
Funds held by or deposited with reinsurers                                                        75,742           71,893
Net deferred tax assets                                                                          783,175          691,892
Equities in underwriting pools and associations                                                  255,640          266,934
Receivables from parent, subsidiaries and affiliates                                             203,974           13,330
Other admitted assets                                                                            280,887          320,924
                                                                                             -----------      -----------
       TOTAL ADMITTED ASSETS                                                                 $24,302,300      $23,901,312
                                                                                             ===========      ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                       2012        2011
------------------                                                    ----------- -----------
                            Liabilities

Reserves for losses and loss adjustment expenses                      $12,300,489 $12,466,514
Unearned premium reserves                                               2,654,419   2,843,572
Commissions, premium taxes, and other expenses payable                    273,150     314,677
Reinsurance payable on paid loss and loss adjustment expenses             282,684      83,381
Current federal taxes payable to parent                                     4,311      23,930
Funds held by company under reinsurance treaties                        1,232,398   1,196,004
Provision for reinsurance                                                  49,111      78,525
Ceded reinsurance premiums payable, net of ceding commissions             510,362     350,769
Deposit accounting liabilities                                             86,648      97,625
Deposit accounting liabilities - funds held                                17,981       4,848
Collateral deposit liability                                              376,977     299,956
Payable for securities purchased                                              489           3
Payable to parent, subsidiaries and affiliates                            111,709      85,155
Other liabilities                                                         397,229     389,050
                                                                      ----------- -----------
   TOTAL LIABILITIES                                                   18,297,957  18,234,009
                                                                      =========== ===========
                        Capital and Surplus

Common capital stock, $11.51 par value, 1,758,158 shares authorized,
1,695,054 shares issued and outstanding                                    19,504      19,504
Capital in excess of par value                                          4,048,510   4,689,192
Unassigned surplus                                                      1,935,124     507,717
Special surplus tax - SSAP 10R                                                 --     450,661
Special surplus funds from retroactive reinsurance                          1,205         229
                                                                      ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                            6,004,343   5,667,303
                                                                      ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                             $24,302,300 $23,901,312
                                                                      =========== ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                                ----------  -----------  -----------
                                      Statement of Operations

Underwriting income:
   Premiums earned                                                              $5,357,689  $ 5,682,158  $ 5,648,764
                                                                                ----------  -----------  -----------
Underwriting deductions:
   Losses incurred                                                               3,633,608    3,932,805    5,066,245
   Loss adjustment expenses incurred                                               625,094      611,264      912,853
   Other underwriting expenses incurred                                          1,765,943    1,668,713    1,674,370
                                                                                ----------  -----------  -----------
Total underwriting deductions                                                    6,024,645    6,212,782    7,653,468
                                                                                ----------  -----------  -----------
Loss portfolio transfer
   Premiums from affiliated loss portfolio transfer (Note 4)                       (40,241)  (1,933,829)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               40,241    1,933,829           --
                                                                                ----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                                ----------  -----------  -----------
Net underwriting loss                                                             (666,956)    (530,624)  (2,004,704)
                                                                                ----------  -----------  -----------
Investment gain:
   Net investment income earned                                                    911,306      800,175      769,130
   Net realized capital gains (net of capital gains tax: 2012 - $48,295;
     2011 - $90,032; 2010 - $169,323)                                               56,339      166,901      294,941
                                                                                ----------  -----------  -----------
Net investment gain                                                                967,645      967,076    1,064,071
                                                                                ----------  -----------  -----------
Net loss from agents' or premium balances charged-off                              (57,047)     (16,296)     (30,549)
Other income (expense)                                                              10,700      (29,775)      52,746
                                                                                ----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES            254,342      390,381     (918,436)
Federal and foreign income tax benefit                                             (31,163)    (104,195)    (141,920)
                                                                                ----------  -----------  -----------
   NET INCOME (LOSS)                                                            $  285,505  $   494,576  $  (776,516)
                                                                                ==========  ===========  ===========
                                  Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                           $5,667,303  $ 6,673,099  $ 5,872,354
                                                                                ----------  -----------  -----------
   Adjustment to beginning surplus (Note 2)                                        (29,278)      26,048      (28,355)
Capital and surplus, as of January 1,                                            5,638,025    6,699,147    5,843,999
   Other changes in capital and surplus:
       Net income (loss)                                                           285,505      494,576     (776,516)
       Change in net unrealized capital (losses) gains (net of capital gains tax expense (benefit): 2012 - $21,950; 2011 - $(3,008);
         2010 - $(110,099))                                                        (40,778)      44,397     (161,330)
       Change in net deferred income tax                                           (22,439)     659,647     (396,374)
       Change in non-admitted assets                                               208,727     (926,257)     513,237
       Change in provision for reinsurance                                          29,414       20,918      (10,819)
       Capital contribution                                                       (645,750)      67,381    1,947,275
       Quasi-reorganization                                                      1,000,000           --           --
       Return of capital                                                                --   (1,414,078)          --
       Change in par value of common stock                                              --       (5,922)          --
       Dividends to stockholder                                                   (522,716)    (137,458)    (301,343)
       Foreign exchange translation                                                 74,961      (21,541)      25,470
       Change in SSAP 10R                                                               --      189,739      (11,994)
       Other surplus adjustments                                                      (606)      (3,246)       1,494
   Total changes in capital and surplus                                            366,318   (1,031,844)     829,100
                                                                                ----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                         $6,004,343  $ 5,667,303  $ 6,673,099
                                                                                ==========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                2012         2011        2010
--------------------------------                                             ----------  -----------  ----------
                                       Cash from Operations

Premiums collected, net of reinsurance                                       $5,313,202  $ 5,378,755  $5,414,448
Net investment income                                                           809,251      779,881     851,466
Miscellaneous (expense) income                                                   (6,214)     (86,211)     16,466
                                                                             ----------  -----------  ----------
   SUB-TOTAL                                                                  6,116,239    6,072,425   6,282,380
Benefit and loss related payments                                             3,593,294    3,912,580   4,340,008
Payment to affiliate for loss portfolio transfer                                     --      783,818          --
Commission and other expense paid                                             2,502,676    2,363,413   2,416,351
Federal and foreign income taxes paid (recovered)                                 1,012       28,206    (370,410)
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                                   19,257   (1,015,592)   (103,569)
                                                                             ----------  -----------  ----------
                                       Cash from Investments

Proceeds from investments sold, matured, or repaid:
   Bonds                                                                      4,505,552    4,992,080   5,421,569
   Stocks                                                                         2,833      545,819   1,385,481
   Mortgage loans                                                                   149           --          --
   Other                                                                        243,676      392,513     130,972
                                                                             ----------  -----------  ----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                   4,752,210    5,930,412   6,938,022
                                                                             ----------  -----------  ----------
Cost of investments acquired:
   Bonds                                                                      3,659,690    7,448,761   4,509,137
   Stocks                                                                         2,736        9,769     622,754
   Mortgage loans                                                                59,296           --          --
   Other                                                                        278,203      250,178     240,465
                                                                             ----------  -----------  ----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                         3,999,925    7,708,708   5,372,356
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                        752,285   (1,778,296)  1,565,666
                                                                             ----------  -----------  ----------
                           Cash from Financing and Miscellaneous Sources

Capital contributions                                                           300,000    1,942,747          --
Return of capital                                                                    --   (1,414,078)         --
Change in par value of common stock                                                  --       (5,922)         --
Dividends to stockholder                                                       (455,589)    (110,000)   (301,343)
Intercompany receivable and payable, net                                       (164,090)     (77,372)    169,364
Net deposit on deposit-type contracts and other insurance                        (1,683)      (1,723)     13,312
Equities in underwriting pools and associations                                  54,713      356,715       6,643
Collateral deposit liability                                                     77,021      (40,411)    (13,384)
Other                                                                           105,869      (30,447)   (103,508)
                                                                             ----------  -----------  ----------
   NET CASH (USED IN) PROVIDED FROM FINANCING AND MISCELLANEOUS ACTIVITIES      (83,759)     619,509    (228,916)
                                                                             ----------  -----------  ----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                687,783   (2,174,379)  1,233,181
Cash and short-term investments:
   Beginning of year                                                            446,531    2,620,910   1,387,729
                                                                             ----------  -----------  ----------
   END OF YEAR                                                               $1,134,314  $   446,531  $2,620,910
                                                                             ==========  ===========  ==========

See Note 12E for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG PC, respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 19.4 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 90.6 percent of the Company's direct premiums written were foreign sourced, with 85.7 percent from the Japan branch. U.S. resident business accounted for 9.4 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                    Pool
                                                                         NAIC   Participation   State of
Company                                                                 Co Code  Percentage     Domicile
-------                                                                 ------- ------------- ------------
(1) National Union Fire Ins. Co. of Pittsburgn, Pa. (National Union) *   19445       38%      Pennsylvania
(2) American Home                                                        19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)                        19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                             19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                      23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)            19429        5%      Pennsylvania
(7) Chartis Casualty Company (CCC)                                       40258        0%      Pennsylvania
(8) Granite State Insurance Company (Granite)                            23809        0%      Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)                  23817        0%        Illinois

*  Lead Company

   The accompanying financial statements include the Company's U.S. operation, the operations of its Japan branch, and its participation in the Chartis Overseas Association (the Association or COA), as described in Note 5. The 2012 balances include the Company's operations of its Argentina branch. Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The prior year amounts within the Statements of Admitted Assets and the Statements of Liabilities, Capital and Surplus have been adjusted to reflect the merger of Landmark Insurance Company (Landmark) into National Union and subsequent retrocession to Lexington Insurance Company (Lexington) as if these transactions had occurred as of January 1, 2011. Asset and liability accounts acquired by National Union as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to the Company in accordance with its pooling participation percentage. Refer to Note 5 for additional information pertaining to the Association.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP).

   NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of: (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; that are not permitted under NAIC SAP; and, (2) allowing certain offsets to the provision for reinsurance in accordance with NY SAP Regulation 20 that are not permitted under NAIC SAP.

   With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   In the first quarter of 2012 the Company received a permitted practice to effect a quasi-reorganization that was accounted for as described in NAIC Statement of Statutory Accounting Principles (SSAP) No. 72, Surplus and Quasi-reorganizations (SSAP 72) (Refer to Note 10 for more information). The quasi-reorganization did not impact the Company's total surplus. The Company did not request or receive any permitted accounting practices for 2011 and 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

DECEMBER 31,                                            2012        2011        2010
------------                                         ----------  ----------  ----------
Net income (loss), NY SAP                            $  285,505  $  494,576  $ (776,516)
State prescribed practices - addition (deduction):
   Non-tabular discounting                              (70,542)     60,114     (27,631)
                                                     ----------  ----------  ----------
NET INCOME (LOSS), NAIC SAP                          $  214,963  $  554,690  $ (804,147)
                                                     ==========  ==========  ==========
STATUTORY SURPLUS, NY SAP                            $6,004,343  $5,667,303  $6,673,099
State prescribed or permitted practices - (charge):
   Non-tabular discounting                             (455,052)   (384,510)   (444,624)
   Credits for reinsurance                             (118,047)    (94,824)   (172,413)
                                                     ----------  ----------  ----------
STATUTORY SURPLUS, NAIC SAP                          $5,431,244  $5,187,969  $6,056,062
                                                     ==========  ==========  ==========

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded, are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       value (referred to as fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts recorded require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations and Changes in Capital and Surplus immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are charged directly to surplus;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/ (depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows present changes in cash and short term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those used for loss and LAE reserves, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both: (a) readily convertible to known amounts of cash; and
       (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments.

    . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

       Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

       Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $4,753,790 and $3,936,226, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

       Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

    . Other Invested Assets: Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Partnership and joint venture investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in partnerships and joint ventures that are determined to have an other-than-temporary impairment (OTTI) in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

    . Mortgage Loans: Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

    . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

    . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, partnerships, joint ventures, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP No. 26, Bonds, Excluding Loan Backed and Structured Securities, SSAP No. 43, Revised, Loan-backed and Structured Securities, SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and Interpretation 06-07 Definition of phrase "Other Than Temporary".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses).

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       .  There are other factors precluding a full recovery of the investment.

   Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       .  The Company may not realize a full recovery on their investment;

       .  Fundamental credit issues of the issuer exist;

       . An intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership exists;

       . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

       . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,118,007 and $1,378,023, respectively, net of non-admitted premium balances of $38,071 and $58,213, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


For the years ended December 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $154,505  $350,717  $522,917
Percentage of total net written premiums                             3.0%      6.6%     10.1%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or, five year terms) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statements of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analyses do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP No. 62
   - Revised, Property and Casualty Reinsurance (SSAP 62R), the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by NY DFS, or, ii) the collateral (i.e., funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income (expense) in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,156,910 and $3,698,960, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $81,137 and $63,117, respectively, of which $23,559 and $25,005, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company discounts its loss reserves on workers' compensation claims as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis loss reserves are discounted. Tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $211,531 and $202,786, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. Only case basis loss reserves are discounted. Non-tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's non-tabular discount amounted to $455,052 and $384,510, respectively, all of which were applied against the Company's case reserves. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $1,674,185 and $1,704,799, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholder.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2012 and 2011, depreciation and amortization expense amounted to $9,136 and $14,394, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $163,036 and $153,908, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012, the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   The Company adopted SSAP 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

       1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;
       2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and
       3. The amount of the assessment can be reasonably estimated.

   For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12). The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010 and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3, Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011 and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011 and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                                                 TOTAL
                                                                POLICYHOLDERS   ADMITTED      TOTAL
                                                                   SURPLUS       ASSETS    LIABILITIES
                                                                ------------- -----------  -----------
BALANCE AT DECEMBER 31, 2011                                     $5,667,303   $23,901,312  $18,234,009
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,068 of deemed capital
     contribution)                                                    4,232         4,232           --
   Liability corrections                                            (26,436)           --       26,436
   Income tax corrections                                            (7,074)       (7,074)          --
                                                                 ----------   -----------  -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (29,278)       (2,842)      26,436
                                                                 ----------   -----------  -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                          $5,638,025   $23,898,470  $18,260,445
                                                                 ==========   ===========  ===========

   The composition for each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) deemed dividend resulting from the forgiveness of a loan to an affiliate; (b) miscellaneous reconciling items relating to other assets and deposit programs; partially offset by
   (c) overstated allowance adjustment; (d) accrued recoverables related to self insured retention programs.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) IBNR statutory to GAAP differences;
   (b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by (c) taxes, licenses and fees reserve for residual market plans and, (d) deposit program liabilities.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) current and deferred tax assets and liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2011 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2010                                     $6,673,099    $26,416,595   $19,743,496
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $897 of deemed capital
     contribution)                                                   47,679         47,679            --
   Liability corrections                                            (23,911)            --        23,911
   Income tax corrections                                             2,280          2,280            --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            26,048         49,959        23,911
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                          $6,699,147    $26,466,554   $19,767,407
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; (b) intangible asset; and, (c) miscellaneous reserves; partially offset by: (d) a miscellaneous non-admitted asset;
   (e) non-admitted assets related to retrospective premium and high deductible recoverables; and, (f) other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and,
   (b) paid losses and loss reserves; partially offset by: (c) reserve adjustments; and, (d) other miscellaneous adjustments.

   Income tax corrections - The increase in taxes is primarily the result of corrections for: (a) the current tax assets and tax liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

   2010 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2009                                     $5,872,354    $25,002,928   $19,130,574
Adjustments to beginning Capital and Surplus
   Asset corrections                                                  2,147          2,147            --
   Liability corrections                                            (23,800)            --        23,800
   Income tax corrections                                            (6,702)        (6,702)           --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (28,355)        (4,555)       23,800
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                          $5,843,999    $24,998,373   $19,154,374
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; partially offset by, (b) a decrease in miscellaneous accounts receivable; and, (c)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in loss reserves related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) deposit liability balances; and, (d) other small miscellaneous adjustments.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) deferred tax substantiation; and, (b) the tax effect of the corresponding change in asset and liability corrections.

NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011.

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $17,011,221 $18,325,355 $17,761,724 $18,504,022
   Common stocks                                            83,185      86,075      84,263      84,263
   Mortgage loans                                           60,167      89,901          --          --
   Derivatives asset                                         2,188       2,188       1,690       1,690
   Other invested assets                                 1,483,452   1,483,452   1,440,576   1,440,576
   Cash, cash equivalents and short-term investments     1,134,314   1,134,314     446,531     446,531
   Receivable for securities and other                         513         513         491         491
   Equities and deposits in pools & associations           255,640     255,640     266,934     266,934
Liabilities:
   Collateral deposit liability                        $   376,977 $   376,977 $   299,956 $   299,956
   Payable for securities                                      489         489      64,083      64,083

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The reconciliation from carrying values to fair values of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the table below:

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                    $   543,363 $   38,425  $     97  $   581,691
   All other governments                                   724,664     43,067       254      767,477
   States, territories and possessions                   1,578,734    142,999        --    1,721,733
   Political subdivisions of states, territories and
     possessions                                         2,037,287    169,859        --    2,207,146
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        4,811,431    382,236     3,057    5,190,610
   Industrial and miscellaneous                          7,315,742    554,748    13,792    7,856,698
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                $17,011,221 $1,331,334  $ 17,200  $18,325,355
                                                       =========== ==========  ========  ===========

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                    $ 1,202,854 $   51,880  $     30  $ 1,254,704
   All other governments                                   866,122     34,145     3,898      896,369
   States, territories and possessions                   1,773,975    155,847        --    1,929,822
   Political subdivisions of states, territories and
     possessions                                         2,172,432    156,627       352    2,328,707
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        5,430,054    343,906    10,153    5,763,807
   Public utilities                                             --         --        --           --
   Industrial and miscellaneous                          6,316,287    169,838   155,512    6,330,613
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                $17,761,724 $  912,243  $169,945  $18,504,022
                                                       =========== ==========  ========  ===========

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $635,529 and $318,273, respectively.

At December 31, 2012 and 2011 the Company held hybrid securities with fair values of 56,298 and $53,235, respectively, and carrying values of $52,546 and $52,281, respectively. The securities are included in the Industrial and Miscellaneous category.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 CARRYING
                                                  VALUE*    FAIR VALUE
                                                ----------- -----------
        Due in one year or less                 $   406,314 $   411,736
        Due after one year through five years     3,531,530   3,709,656
        Due after five years through ten years    4,235,975   4,621,970
        Due after ten years                       4,466,212   4,828,203
        Structured securities                     4,371,190   4,753,790
                                                ----------- -----------
           TOTAL BONDS                          $17,011,221 $18,325,355
                                                =========== ===========

Proceeds from sales and associated gross realized capital gains and gross realized capital losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31          2012                  2011                  2010
-------------------------------  --------------------- --------------------- ---------------------
                                              EQUITY                EQUITY                EQUITY
                                   BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                 ---------- ---------- ---------- ---------- ---------- ----------
    Proceeds from sale           $3,047,963   $2,830   $3,979,210  $104,040  $4,652,824 $1,078,800
    Gross realized gains            133,853       21      168,725    14,425      99,350    536,459
    Gross realized losses             6,685       86        9,904       363      28,656     15,017

The reconciliation from cost or amortized cost to fair value and carrying value of the Company's common stocks as of December 31, 2012 and 2011 are set forth in the table below:

                                       DECEMBER 31, 2012
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,741     $5,452   $57,081    $2,890    $54,191
 Non-affiliated    20,513     8,751        270    28,994        --     28,994
                  -------   -------     ------   -------    ------    -------
    TOTAL         $61,305   $30,492     $5,722   $86,075    $2,890    $83,185
                  =======   =======     ======   =======    ======    =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                       DECEMBER 31, 2011
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,832     $5,602   $57,022     $--      $57,022
 Non-affiliated    22,561     6,312      1,632    27,241      --       27,241
                  -------   -------     ------   -------     ---      -------
 TOTAL            $63,353   $28,144     $7,234   $84,263     $--      $84,263
                  =======   =======     ======   =======     ===      =======

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the table below:

                                                               LESS THAN 12 MONTHS 12 MONTHS OR LONGER        TOTAL
                                                               ------------------- ------------------- -------------------
                                                                FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR   UNREALIZED
DESCRIPTION OF SECURITIES                                       VALUE     LOSSES    VALUE     LOSSES    VALUE     LOSSES
-------------------------                                      -------- ---------- -------- ---------- -------- ----------
As of December 31, 2012:
U.S. governments                                               $ 12,507   $   97   $     --  $    --   $ 12,507  $    97
All other governments                                            24,027      223     16,325       31     40,352      254
States, territories and possessions                                  --       --         --       --         --       --
Political subdivisions of states, territories and possessions        --       --         --       --         --       --
Special revenue                                                  28,756       32     24,748    3,025     53,504    3,057
Industrial and miscellaneous                                    418,427    7,600    273,226    6,192    691,653   13,792
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS                                                     483,717    7,952    314,299    9,248    798,016   17,200
                                                               --------   ------   --------  -------   --------  -------
Affiliated                                                          330       79     20,814    5,373     21,144    5,452
Non-affiliated                                                        3      270         --       --          3      270
                                                               --------   ------   --------  -------   --------  -------
Total common stocks                                                 333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL STOCKS                                                        333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS AND STOCKS                                         $484,050   $8,301   $335,113  $14,621   $819,163  $22,922
                                                               ========   ======   ========  =======   ========  =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                               --------------------- ------------------- ---------------------
                                                                 FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                        VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                                      ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                               $  101,528  $     30  $     --  $    --   $  101,528  $     30
All other governments                                             125,873     2,625    16,280    1,273      142,153     3,898
States, territories and possessions                                    --        --        --       --           --        --
Political subdivisions of states, territories and possessions      25,592       352        --       --       25,592       352
Special revenue                                                   295,154       427    53,323    9,726      348,477    10,153
Industrial and miscellaneous                                    2,107,765   120,975   274,131   34,537    2,381,896   155,512
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS                                                     2,655,912   124,409   343,734   45,536    2,999,646   169,945
                                                               ----------  --------  --------  -------   ----------  --------
Affiliated                                                             --        --    20,584    5,602       20,584     5,602
Non-affiliated                                                      4,075     1,328        --      304        4,075     1,632
                                                               ----------  --------  --------  -------   ----------  --------
Total common stocks                                                 4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL STOCKS                                                        4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS AND STOCKS                                         $2,659,987  $125,737  $364,318  $51,442   $3,024,305  $177,179
                                                               ==========  ========  ========  =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,273, $61,446 and $49,894 in 2012, 2011 and 2010, respectively and reported write-downs on its common stock investments due to OTTI in fair value of $896, $0 and $33,261 during 2012, 2011 and 2010, respectively.

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

         FOR THE YEARS ENDED DECEMBER 31,        2012   2011    2010
         --------------------------------       ------ ------- -------
         Steel Partners Holdings L.P.           $4,569 $    -- $    --
         General Atlantic Mauritius Limited      2,276      --      --
         Hunter Global Investors LP              1,578      --      --
         General Atlantic Partners 82, L.P.         --   4,427      --
         General Atlantic Partners 80, L.P.         --   4,306      --
         TH Lee Putnam Ventures, L.P.               --   4,079      --
         Sprout IX LP                               --   1,988      --
         Advanced Technology Ventures VI, L.P.      --   1,894      --
         General Atlantic Partners 74, L.P.         --      --  14,793
         NEF Kamchia Co-Investment Fund, L.P.       --      --  12,803
         General Atlantic Partners 70, L.P.         --      --  11,535
         Prides Capital Fund I LP                   --      --  10,778
         RH Fund 1, L.P.                            --      --   6,940
         General Atlantic Partners 77, L.P.         --      --   6,326
         Items less than $1.0 million               --     750      --
                                                ------ ------- -------
         TOTAL                                  $8,423 $17,444 $63,175
                                                ====== ======= =======

Securities carried at book adjusted values of $1,366,538 and $1,316,565 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $29,000, $27,606 and $17,034, respectively and interest expense of $27, $4 and $348, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP No. 100, Fair Value Measurements (SSAP 100) as of
December 31, 2012 and 2011:

                                        DECEMBER 31, 2012
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $75,286 $55,092 $130,378
               Common stocks      28,994      --      --   28,994
               Derivatives            --   1,038      --    1,038
                                 ------- ------- ------- --------
               Total             $28,994 $76,324 $55,092 $160,410
                                 ======= ======= ======= ========

                                        DECEMBER 31, 2011
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $80,765 $81,990 $162,755
               Common stocks      27,241      --      --   27,241
               Derivative asset       --   1,690      --    1,690
                                 ------- ------- ------- --------
               Total             $27,241 $82,455 $81,990 $191,686
                                 ======= ======= ======= ========

The following table presents changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2012
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         -------     ------   --------             --                -------              -------           -------
Total    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         =======     ======   ========             ==                =======              =======           =======

                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2011
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ------     -------   -------           ------              -------              -------           -------
Total     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ======     =======   =======           ======              =======              =======           =======

Mortgage loans:

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. The maximum and minimum lending rates of interest received for new and commercial loans were 4.63 percent during 2012. None of the Company's mortgage loans had interest rates that had been reduced during 2012. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 66 percent as of December 31, 2012. There were no mortgage loan investments with interest more than 180 days past due as of December 31, 2012. No amounts for taxes or assessments have been advanced.

Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans, including loans that are delinquent more than 90 days, is generally recognized on a cash basis. There are no impaired mortgage investments at December 31, 2012 for which there is a related allowance for credit losses in accordance with SSAP No. 37, Mortgage Loans, or SSAP No. 83, Mezzanine Real Estate Loans.

For commercial mortgage loans in particular, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. For other loans, the impairment may be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the loan's observable market price, where available. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions.

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following tables present information about other invested assets carried at fair value on a non-recurring basis and indicate the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011.

                             DECEMBER 31, 2012
                       ------------------------------
                       Level 1 Level 2 Level 3 Total
Other invested assets    $--     $--   $4,697  $4,697
                         ---     ---   ------  ------
Total                    $--     $--   $4,697  $4,697
                         ===     ===   ======  ======

                              DECEMBER 31, 2011
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
Other invested assets    $--     $--   $11,871 $11,871
                         ---     ---   ------- -------
Total                    $--     $--   $11,871 $11,871
                         ===     ===   ======= =======

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


BOOK/ADJUSTED CARRYING VALUE   PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT   PROJECTED CASH                  AMORTIZED COST AFTER
        PERIOD OTTI                 FLOWS       RECOGNIZED OTTI         OTTI         FAIR VALUE
-----------------------------  ---------------- --------------- -------------------- ----------
         $2,253,688               $2,180,048        $73,640          $2,180,048      $2,068,731
                                  ==========        =======          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, as of December 31, 2012 and 2011 were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        --------    ------    --------    ------    --------   -------
Total temporarily impaired securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        ========    ======    ========    ======    ========   =======

                                           DECEMBER 31, 2011
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ----------  --------   --------   -------   ----------  --------
Total temporarily impaired securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ==========  ========   ========   =======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to AIG SPV.

The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of Class A Notes issued by Metropolis, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2012 and 2011:

                               AS OF DECEMBER 31, 2012  YEAR ENDED DECEMBER 31, 2012
                             ------------------------- ------------------------------
                                                             YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-------                      ---------------   ------  --------------- --------------
National Union                (Euro)381,208    $2,323      $  (580)        $2,323
American Home                       164,847     2,188         (179)         2,188
C&I                                 107,151     1,406         (126)         1,406
Lexington Insurance Company         271,998     3,689         (326)         3,689
                              -------------    ------      -------         ------
   Total                      (Euro)925,204    $9,606      $(1,211)        $9,606
                              =============    ======      =======         ======

                               AS OF DECEMBER 31, 2011 YEAR ENDED DECEMBER 31, 2011
                             ------------------------- -----------------------------
                                                            YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED    CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/(LOSSES)    (LOSSES)
-------                      ---------------   ------  -------------- --------------
National Union               (Euro)  434,192   $2,509     $ (7,961)       $2,509
American Home                        195,790    1,690       (4,985)        1,690
C&I                                  127,264    1,148       (2,789)        1,148
Lexington Insurance Company          323,054    2,838       (7,080)        2,838
                              ---------------  ------     --------        ------
   Total                     (Euro)1,080,300   $8,185     $(22,815)       $8,185
                              ===============  ======     ========        ======

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91 - Revised, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $1,238,770 and $953,661, respectively. The Company had loaned securities with a fair value of $1,192,342 and $919,879 as of December 31, 2012 and 2011,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

respectively.

NOTE 4 - RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,466,514  $14,383,093  $13,482,501
Incurred losses and LAE related to:
   Current accident year                           4,006,581    4,293,428    4,074,495
   Prior accident year                               252,121      250,641    1,904,603
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,258,702    4,544,069    5,979,098
                                                 -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year                          (1,218,287)  (1,368,553)  (1,206,965)
   Prior accident year                            (3,206,440)  (5,092,095)  (3,871,541)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,424,727)  (6,460,648)  (5,078,506)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,300,489  $12,466,514  $14,383,093
                                                 ===========  ===========  ===========

During 2012, the Company ceded $65,962 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $252,121. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims from the Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development. Catastrophe losses of $191,157 are also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone). For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $27,229 and $44,666 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. Additionally,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. There were no catastrophe bond transactions during 2012. In 2011 and 2010, $575,000 and $875,000 in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $173,365, $176,259 and $169,676, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,545,399, $5,970,806 and $4,364,556, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the year ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,350,806  $1,536,426  $  890,649  $ 55,848  $ 67,916  $ 88,550
   Incurred losses and LAE                   (20,822)    (56,328)    818,692    42,532     8,700     5,138
   Calendar year paid losses and LAE        (100,088)   (129,292)   (172,915)  (13,533)  (20,768)  (25,772)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,229,896  $1,350,806  $1,536,426  $ 84,847  $ 55,848  $ 67,916
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  161,724  $  154,386  $   85,957  $  5,628  $  5,476  $  5,744
   Incurred losses and LAE                    19,159      26,780      87,026     1,379     1,379     1,066
   Calendar year paid losses and LAE         (22,096)    (19,442)    (18,597)      (66)   (1,227)   (1,334)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  158,787  $  161,724  $  154,386  $  6,941  $  5,628  $  5,476
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  733,373  $  393,257  $ 38,587  $ 41,696  $ 48,761
   Incurred losses and LAE                        --      46,614     422,050    22,205     8,388     6,963
   Calendar year paid losses and LAE              --    (779,987)    (81,934)   (9,219)  (11,497)  (14,028)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  733,373  $ 51,573  $ 38,587  $ 41,696
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $718,611 $860,891 $1,127,844 $13,897 $8,937 $17,850
Assumed reinsurance basis         83,016  101,277    118,402     203    410     394
Net of ceded reinsurance basis        --       --    552,119   6,579  4,491   8,548

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES        ENVIRONMENTAL LOSSES
                                --------------------------- ----------------------
                                  2012     2011     2010     2012    2011   2010
                                -------- -------- --------- ------- ------ -------
Direct basis                    $ 81,879 $ 98,454 $ 125,316 $ 5,956 $3,830 $ 7,650
Assumed reinsurance basis          7,822    9,322     7,659      62     91      87
Net of ceded reinsurance basis        --       --    55,849   2,795  3,588   3,582

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $71,198 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds as of the effective date of the agreement is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                                  PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                             LOSS RESERVES RESERVES LIABILITY  LIABILITIES
-------                             ------------- -------- --------- -------------
Admitted Pool Companies:
   National Union                     $ 69,627    $  8,532 $  1,600   $   79,759
   American Home                        65,962       8,083    1,517       75,562
   C&I                                  20,155       2,470      463       23,088
   CPCC                                  9,161       1,123      211       10,495
   New Hampshire                         9,161       1,123      211       10,495
   ISOP                                  9,161       1,123      211       10,495
                                      --------    -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES         $183,227    $ 22,454 $  4,213   $  209,894
                                      ========    ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington                          $601,790    $465,276 $ 86,714   $1,153,780
   Chartis Specialty                    66,865      51,697    9,635      128,197
                                      --------    -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES    $668,655    $516,973 $ 96,349   $1,281,977
                                      ========    ======== ========   ==========
GRAND TOTAL                           $851,882    $539,427 $100,562   $1,491,871
                                      ========    ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other AIG affiliated insurers (collectively, the AIG Asbestos Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Asbestos Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The AIG Asbestos Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Asbestos Reinsureds is presented below.

Eaglestone and the AIG Asbestos Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Asbestos Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Asbestos Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company
(NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Asbestos Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Asbestos reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Asbestos Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $88,190 and $82,034 as of December 31, 2012 and 2011, respectively, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the AIG companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of Schedule F included within the Company's 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

balance. The Company's portion of the funds held balance including accrued interest was $1,113,372 and $1,071,268 at December 31, 2012 and 2011.

The share of the net reserves assumed by Eaglestone from each of the AIG Excess Workers' Compensation Reinsureds as of the effective date of the agreement is presented below.

                                        ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                   TRANSFER     COMPENSATION     TOTAL
-------                                 ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                        $  827,363     $  927,266    $1,754,629
   American Home                            783,818      1,092,875     1,876,693
   C&I                                      239,500        333,934       573,434
   CPCC                                     108,863        122,009       230,872
   New Hampshire                            108,863        122,009       230,872
   ISOP                                     108,863        122,009       230,872
                                         ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES             2,177,270      2,720,102     4,897,372
                                         ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                261,997             --       261,997
   Chartis Select Insurance Company *        67,370             --        67,370
   Chartis Specialty                         37,428             --        37,428
   Landmark **                                7,486             --         7,486
                                         ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES          374,281             --       374,281
                                         ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                    212,400             --       212,400
   Other                                     26,400             --        26,400
                                         ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                 238,800             --       238,800
                                         ==========     ==========    ==========
GRAND TOTAL                              $2,790,351     $2,720,102    $5,510,453
                                         ==========     ==========    ==========

*  Merged into Lexington effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the NY DFS, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   The Company's share of the pool is 36.0 percent. Accordingly, all insurance and reinsurance related account balances in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On an annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined and business underwritten by the Company's Japan and Argentina branches which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
                                               CODE      PERCENT        JAPAN RISK
MEMBER COMPANY                               -------- ------------- -------------------
Chartis Overseas Limited                         --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   National Union                             19445       11.0%             5.0%
   The Company                                19380       10.0%             0.0%

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

      AS OF DECEMBER 31,                                2012       2011
      ------------------                             ---------  ---------
      Assumed reinsurance premiums receivable        $ 119,473  $ 119,334
      Funds held by ceding reinsurers                   44,804     41,702
      Reinsurance recoverable                           31,234     34,065
      Equity in underwriting pools and associations    255,640    266,934
                                                     ---------  ---------
      TOTAL ASSETS                                   $ 451,151  $ 462,035
                                                     ---------  ---------
      Loss and LAE reserves                          $ 380,640  $ 524,705
      Unearned premium reserves                        187,408    206,983
      Funds held                                        12,082     10,157
      Ceded balances payable                            49,285     48,337
      Assumed reinsurance payable                       53,831     53,519
                                                     ---------  ---------
      TOTAL LIABILITIES                              $ 683,246  $ 843,701
                                                     ---------  ---------
      Total surplus                                  $(232,095) $(381,666)
                                                     =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and Chartis UK Holdings (n/k/a AIG Europe Holdings Limited represented $872,518, respectively of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012, the Company's interest in the Association's SCA entities was $302,999 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11C - Other Contingencies.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   Investments in affiliates are included in common stocks. As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                  AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                  OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                              PERCENT   2012        2012            2012
---------------------                             --------- ------- --------------- --------------
Common stocks:
AIU Brasil Affiliate (a)                            100.0%  $   408     $    --        $  (476)
American International Realty Corporation            31.5%   14,198      35,938            (24)
Eastgreen, Inc.                                      13.8%   20,977      18,253             31
Pine Street Real Estate Holdings Corporation (b)     31.5%    5,209          --         (2,362)
                                                    -----   -------     -------        -------
   TOTAL COMMON STOCKS - AFFILIATES                         $40,792     $54,191        $(2,831)
                                                    =====   =======     =======        =======

(a)Carrying value, net of nonadmitted balance of $330.
(b)Carrying value, net of nonadmitted balance of $2,561.

                                                AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                            PERCENT   2011        2011            2011
---------------------                           --------- ------- --------------- --------------
Common stocks:
AIG Mexico Industrial, L.L.C. (c)                   0.0%  $    --     $    --       $ (10,954)
AIU Brasil Affiliate                              100.0%      408         476          (1,771)
American International Realty Corporation          31.5%   14,198      35,962          (6,385)
Chartis Non Life Holding Company (Japan), Inc.      0.0%       --          --        (289,975)
Eastgreen, Inc.                                    13.8%   20,977      18,222           8,157
Pine Street Real Estate Holdings Corporation       31.5%    5,209       2,362             227
                                                  -----   -------     -------       ---------
   TOTAL COMMON STOCKS - AFFILIATES                       $40,792     $57,022       $(300,701)
                                                  =====   =======     =======       =========

(c)The Company's interest in AIG Mexico Industrial, L.L.C. was sold in July
   2011.

   On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent were $609,564 and $566,665, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into National Union. In conjunction with this merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select Insurance Company (Chartis Select) was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill. The Landmark merger contributed $1,041 of total assets and total liabilities to the Company's prior year 2011 balances on the Statements of Admitted Assets and Statements of Liabilities, Capital and Surplus.

   Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union now owns 100 percent of Lexington and Chartis Specialty. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   The Company recorded its share of each of the transactions disclosed above based upon its stated pool percentage.

   FOREIGN OPERATIONS

   As discussed in Note 1 the business of the Argentina branch is now reported within the Company's results and is not allocated to the remaining members of the Admitted Pool.

   Prior to December 1, 2012 the Company owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity

December 1, 2011          Cyprus Branch of American Home                     AIG Europe Limited, Cyprus Branch

December 1, 2011          Malta Branch of American Home                      AIG Europe Limited, Malta Branch

December 1, 2011          New Zealand Branch of American Home                Chartis Insurance New Zealand Limited

March 1, 2012             Aruban Branch of American Home                     Chartis Aruba Insurance Company N.V.

March 1, 2012             Greek Branch of National Union                     Chartis Insurance UK Limited, Greek Branch

June 1, 2012              Korean Branch of American Home                     Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity
                          Hong Kong Branch of National Union, American
December 1, 2010          Home and New Hampshire                             Chartis Insurance Hong Kong Limited
January 1, 2011           Singapore Branch of American Home                  Chartis Singapore Insurance Pte. Ltd
March 1, 2011             Australia Branch of American Home                  Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a AIG Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately
   38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. AIG PC's total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby National Union provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010 as well as all capital contributions and dividends.

                                                                                      2012
                                                             -------------------------------------------------------
                                                                 ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                     THE COMPANY                 THE COMPANY
                                                             --------------------------- ---------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------  --------------------------  ------------------- --------------- ----------- --------------- -----------
03/27/2012           Dividend            Chartis U.S., Inc.     $     --         --         $  1,589        Cash
03/27/2012           Dividend            Chartis U.S., Inc.           --         --           48,411     Securities
05/10/2012           Dividend            Chartis U.S., Inc.           --         --          315,000        Cash
06/27/2012           Dividend            Chartis U.S., Inc.           --         --           10,000        Cash
11/01/2012           Dividend            Chartis U.S., Inc.           --         --          129,000        Cash
 Various             Dividend            Chartis U.S., Inc.           --         --           18,716      In kind
10/23/2012      Sale of securities         LSTREET I, LLC        159,498        Cash         153,951     Securities
12/27/2012      Sale of securities              AIG              563,313        Cash         514,499     Securities
12/27/2012     Capital contribution      Chartis U.S., Inc.      300,000        Cash              --         --
 Various     Capital contribution (a)    Chartis U.S., Inc.        1,471       In kind            --         --
 Various     Capital contribution (b)    Chartis U.S., Inc.       52,613       In kind            --         --
 Various     Capital contribution (c)    Chartis U.S., Inc.          166       In kind            --         --

(a)Capital contributions pursuant to the tax sharing agreement
(b)Assumption of liabilities by parent
(c)Other

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                              2011
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     03/28/11         Purchase of securities          AIG Inc.          $587,841     Securities     $  587,841       Cash
                                                      Matched
                                                     Investment
                                                      Program
     08/18/11         Purchase of securities       Chartis Select        179,406     Securities        179,406       Cash
     08/18/11         Purchase of securities         Lexington           747,122     Securities        747,122       Cash
     08/18/11           Sale of securities         Chartis Select        210,304        Cash           200,294    Securities
     08/18/11           Sale of securities           Lexington           854,193        Cash           814,422    Securities
     03/01/11                Dividend            Chartis U.S., Inc.           --         --             11,448     In kind
     06/29/11                Dividend            Chartis U.S., Inc.           --         --            110,000       Cash
     11/01/11                Dividend            Chartis U.S., Inc.           --         --             16,010     In kind
     03/31/11          Return of capital (a)     Chartis U.S., Inc.           --         --          1,020,000       Cash
     09/19/11            Return of capital       Chartis U.S., Inc.           --         --            400,000       Cash
     06/30/11          Capital contributions     Chartis U.S., Inc.        5,623        Cash                --        --
     Various         Capital contributions (b)   Chartis U.S., Inc.       57,153      In kind               --        --
     Various           Capital contribution      Chartis U.S., Inc.        4,605      In kind               --        --

(a)Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b)Capital contributions in lieu of Tax Sharing Agreement

                                                                                              2010
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     02/12/10                Dividend            Chartis U.S., Inc.    $       --        --          $300,000        Cash
     04/08/10                Dividend            Chartis U.S., Inc.            --        --             1,343        Cash
     Various         Capital contribution (a)    Chartis U.S., Inc.         5,322     In kind              --         --
     03/31/10          Capital contribution      Chartis U.S., Inc.         4,829     In kind              --         --
     12/31/10        Capital contribution (b)    Chartis U.S., Inc.     1,937,124    Receivable            --         --
     06/24/10           Sale of securities         National Union         708,005       Cash          708,005     Securities

(a)Capital contributions in lieu of Tax Sharing agreement
(b)Capital contribution was received on February 25, 2011

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG Property Casualty Inc. (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG Property Casualty Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator. AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG Property Casualty Inc. and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG Property Casualty Inc., AIG

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Property Casualty U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG
   CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

   Funding of Eaglestone Capitalization

   On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the PA DOI, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG Property Casualty U.S., Inc. on July 27, 2011. On that same date, AIG Property Casualty U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012, 2011 and 2010 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010:

        FOR THE YEARS ENDED DECEMBER 31,        2012     2011     2010
        --------------------------------      -------- -------- --------
        Chartis Global Claims Services, Inc.  $241,398 $250,065 $245,427
        AIG PC Global Services, Inc.            39,741  272,803       --
                                              -------- -------- --------
           TOTAL                              $281,139 $522,868 $245,427
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services, Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $72,902 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to the AIG SPV.

   The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

   As of December 31, 2012 and 2011, short-term investments included amounts invested in a money market fund of an affiliate of $1,073,304 and $376,438, respectively.

   Federal and foreign income taxes payable to AIG or AIG Property Casualty Inc. as of December 31, 2012 and 2011 amounted to $4,311 and $23,930, respectively.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                     2012    2011
     ------------------                                   -------- -------
     Balances with National Union                         $201,778 $ 3,447
     Balances with other admitted pool companies                34   2,878
     Balances less than 0.5% of admitted assets              2,162   7,005
     Balances arising from merger with Landmark                 --      --
                                                          -------- -------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES  $203,974 $13,330
                                                          ======== =======
     Balances with National Union                         $     -- $    --
     Balances with other admitted pool companies             5,061     145
     Balances less than 0.5% of admitted assets            106,648  46,282
     Balances arising from merger with Landmark                 --  38,728
                                                          -------- -------
     PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES       $111,709 $85,155
                                                          ======== =======

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,          2012                  2011                  2010
--------------------------------  --------------------- --------------------- ---------------------
                                   WRITTEN     EARNED    WRITTEN     EARNED    WRITTEN     EARNED
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Direct premiums                  $1,192,441 $1,276,901 $1,327,507 $1,425,212 $1,471,932 $1,494,653
 Reinsurance premiums assumed:
    Affiliates                     6,737,056  6,840,322  6,868,230  7,283,623  6,775,226  7,113,494
    Non-affiliates                   164,020    147,946    102,880     74,710     64,497     37,427
                                  ---------- ---------- ---------- ---------- ---------- ----------
        GROSS PREMIUMS             8,093,517  8,265,169  8,298,617  8,783,545  8,311,655  8,645,574
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Reinsurance premiums ceded:
    Affiliates                     1,459,199  1,391,378  1,403,977  1,497,360  1,574,099  1,537,046
    Non-affiliates                 1,429,927  1,516,102  1,585,708  1,604,027  1,542,184  1,459,764
                                  ---------- ---------- ---------- ---------- ---------- ----------
        NET PREMIUMS              $5,204,391 $5,357,689 $5,308,932 $5,682,158 $5,195,372 $5,648,764
                                  ========== ========== ========== ========== ========== ==========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE            NET
                    --------------------- --------------------- ---------------------
                     UNEARNED              UNEARNED              UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION  PREMIUM    COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY    RESERVES     EQUITY
                    ---------- ---------- ---------- ---------- ----------  ----------
DECEMBER 31, 2012:
   Affiliates       $3,208,904  $420,604  $  903,877  $150,379  $2,305,027   $270,225
   Non affiliates       81,953    10,742     358,041    59,568    (276,088)   (48,826)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,290,857  $431,346  $1,261,918  $209,947  $2,028,939   $221,399
                    ==========  ========  ==========  ========  ==========   ========
DECEMBER 31, 2011:
   Affiliates       $3,342,813  $394,470  $  830,856  $138,051  $2,511,957   $256,419
   Non affiliates       65,890     7,775     444,215    73,807    (378,325)   (66,032)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,408,703  $402,245  $1,275,071  $211,858  $2,133,632   $190,387
                    ==========  ========  ==========  ========  ==========   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    DECEMBER 31, 2012:
       Affiliates          $  903,877       $170,885         $ 9,146,419
       Non-affiliates         358,041        273,142           2,858,965
                           ----------       --------         -----------
       TOTAL               $1,261,918       $444,027         $12,005,384
                           ==========       ========         ===========
    DECEMBER 31, 2011:
       Affiliates          $  830,856       $124,663         $10,409,887
       Non-affiliates         444,215        274,823           2,977,082
                           ----------       --------         -----------
       TOTAL               $1,275,071       $399,486         $13,386,969
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- ----------
      Affiliates:
      Chartis U.S., Inc. Admitted Pool                    --   $7,564,898
      Eaglestone Reinsurance Company                   10651      560,318
      Chartis Overseas Ltd                                --      441,127
      AIU Insurance Company                            19399      123,651
      United Guaranty Insurance Company                11715       22,965
      AIG Europe Limited (France Branch)                  --        6,159
      US Life Ins Co Of NY (F/ Amer Int Life Ass NY)   70106        1,492
      L'Union Atlantique De Reassurances S.A.             --        1,329
      Chartis Australia Insurance Ltd.                    --        1,171
      Other affiliates below $1.0 million                 --        3,118
                                                       -----   ----------
             TOTAL AFFILIATES                                   8,726,228
                                                       -----   ----------
      Non-affiliates
         Swiss Re Group                                   --      248,413
         Transatlantic Group                              --      230,337
         Lloyds Syndicates                                --      201,285
         Munich Re Group                                  --      191,200
                                                       -----   ----------
             TOTAL NON-AFFILIATES                                 871,235
                                                       -----   ----------
         TOTAL AFFILIATES AND NON-AFFILIATES                   $9,597,463
                                                       =====   ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $55,727, $2,152 and $135,317, respectively, as a result of commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3). The following table includes the components of the losses by reinsurer:

COMPANY                                                            2012    2011    2010
-------                                                           ------- ------ --------
ISOP - the Association (a)                                        $50,174 $   -- $     --
American United Life Ins Co.                                        1,723     --       --
First Allmerica Financial Insurance Company                         1,123     --       --
Trenwick America Reinsurance Corporation                            1,024     --       --
Argonaut Midwest Insurance Company                                     --  1,882       --
American International Reinsurance Co. (AIRCO, an affiliate) (b)       --     --  131,629
Reliastar Life Ins. Co.                                                --     --    1,296
Continental Casualty Co.                                               23     --    1,270
Other reinsurers below $1 million                                   1,660    270    1,122
                                                                  ------- ------ --------
TOTAL                                                             $55,727 $2,152 $135,317
                                                                  ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Chartis Overseas Association (the Association) covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, National Union, the Company and New Hampshire (all member companies of the Association and participants of the Admitted Pool) recorded a loss of $139,372 as follows.

                                           ADMITTED COMPANY'S
                                             POOL     SHARE
                                           -------- ---------
                  Losses incurred          $107,191  $38,589
                  LAE incurred               32,181   11,585
                                           --------  -------
                  Losses and LAE incurred  $139,372  $50,174
                                           ========  =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the returned portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000. The Company's 36 percent pool share was $36,000.

(b)Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 36 percent pool share as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $927,617
                                                             ----------     --------
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      131,629
                                                             ----------     --------
   Net cash                                                  $2,211,079     $795,988
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $103,172 and $102,721, respectively.

During 2012, 2011 and 2010, the Company had net recoveries (write offs) of reinsurance recoverable balances of $7,221, $14,092 and $(1,224), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $356,179    $116,455    $472,634
Reinsurance payable on paid loss and loss adjustment expenses   221,076      61,608     282,684

2011                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $165,233    $ 36,933    $202,166
Reinsurance payable on paid loss and loss adjustment expenses    71,574      11,807      83,381

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                            2012                               2011
                                             ---------------------------------- ---------------------------------
                                             Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                              course of    paid loss and loss    course of    paid loss and loss
                                             collection   adjustment expenses   collection   adjustment expenses
                                             ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                        $48,802          $    --           $ 7,986          $ 10,262
Chartis Overseas Ltd.                           43,656           24,912            42,610            13,061
American International Reinsurance Co. Ltd.     24,379           19,239                --                --
La Meridional Compania Argentina                21,609            3,446                40                --
Chartis Insurance Company of Canada             14,950           12,556             7,179             6,348
Chartis Excess Ltd.                              8,273            4,276             8,210                36
Chartis Australia Insurance Ltd.                 7,648            3,092                --             4,945
AIU Insurance Co.                                7,610            6,015            (2,539)           (3,624)
AIG Europe Ltd.                                  6,278            6,338             6,947             6,679
AIG Europe Limited (France Branch)               5,810            6,188             7,984             9,237
Chartis Specialty Ins. Co.                       2,753            2,217             3,195             1,321
National Union Ins. Co. of Vermont               1,642            9,578             2,225             9,024
CA De Seguros American Intl                      1,511            1,064             5,270             1,337
Chartis Ins. Co. of Puerto Rico                  1,369              409             1,473             1,269
United Guaranty Residential Ins. Co.               570               --               461           (50,400)
La Meridional Compania Argentina de Seguros
  S.A.                                              11                2             3,757             1,210
Eaglestone Reinsurance Co.                          --           19,251                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding Losses                                        $3,278,251    $1,180,170
   Unearned premium reserves                                    933,787       336,163
   Other                                                         49,727        17,902
                                                             ----------    ----------
                                                             $4,261,765    $1,534,235
                                                             ==========    ==========
Statement of Operations and Changes in Capital and Surplus:
   Ceding Commission                                            220,094        79,234
                                                             ----------    ----------
   Net cash and securities                                   $4,041,671    $1,455,001
                                                             ==========    ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2012:
                 Direct           $   --    $86,648     $    --
                 Assumed              --         --          --
                 Ceded             3,842         --      17,981
                                  ------    -------     -------
                 TOTAL            $3,842    $86,648     $17,981
                                  ======    =======     =======

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2011:
                 Direct           $   --    $97,581     $    --
                 Assumed              --         44          --
                 Ceded                 3         --       4,848
                                  ------    -------     -------
                 TOTAL            $    3    $97,625     $ 4,848
                                  ======    =======     =======

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2012 and 2011 is set forth in the table below:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    3    $97,625    $ 686   $189,891
   Deposit activity, including loss recoveries                  3,839     (9,208)    (683)   (90,764)
   Interest income or expense, net of amortization of margin       --     (1,769)      --     (1,502)
                                                               ------    -------    -----   --------
BALANCE AT DECEMBER 31                                         $3,842    $86,648    $   3   $ 97,625
                                                               ======    =======    =====   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                      2012                   2011
                             ---------------------  ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1       $--      $  4,848    $ 88,515    $  990
        Contributions            --        57,648          --     4,753
        Withdrawals              --       (44,515)    (88,515)     (895)
        Interest                 --            --          --        --
                                ---      --------    --------    ------
     BALANCE AT DECEMBER 31     $--      $ 17,981    $     --    $4,848
                                ===      ========    ========    ======

NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                    DECEMBER 31, 2012                DECEMBER 31, 2011
                                             -------------------------------- -------------------------------
DESCRIPTION                                   ORDINARY   CAPITAL     TOTAL     ORDINARY   CAPITAL    TOTAL
-----------                                  ---------- ---------  ---------- ---------- --------  ----------
Gross Deferred Tax Assets                    $1,696,557 $ 109,321  $1,805,878 $1,632,616 $122,640  $1,755,256
Statutory Valuation Allowance Adjustments            --        --          --         --       --          --
                                             ---------- ---------  ---------- ---------- --------  ----------
Adjusted Gross Deferred Tax Assets            1,696,557   109,321   1,805,878  1,632,616  122,640   1,755,256
Deferred Tax Assets Nonadmitted                 624,170        --     624,170    828,450       --     828,450
                                             ---------- ---------  ---------- ---------- --------  ----------
Subtotal Net Admitted Deferred Tax Asset      1,072,387   109,321   1,181,708    804,166  122,640     926,806
Deferred Tax Liabilities                        188,816   209,717     398,533     58,661  176,253     234,914
                                             ---------- ---------  ---------- ---------- --------  ----------
Net Admitted Deferred Tax Asset/(Liability)  $  883,571 $(100,396) $  783,175 $  745,505 $(53,613) $  691,892
                                             ========== =========  ========== ========== ========  ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                                    DECEMBER 31, 2012            DECEMBER 31, 2011
                                                              ------------------------------ --------------------------
DESCRIPTION                                                    ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL   TOTAL
-----------                                                   ---------- -------- ---------- -------- -------- --------
Carried back losses that reverse in subsequent three
  calendar years                                              $       -- $     -- $       -- $     -- $     -- $     --
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus (the lesser of 1 and 2 below)     783,175       --    783,175  691,892       --  691,892
1. Adjusted gross DTAs realizable within 36 months               890,123       --    890,123  691,892       --  691,892
2. 15 percent of statutory surplus                                   N/A      N/A    783,175      N/A      N/A  786,764
Adjusted gross DTAs that can be offset against DTLs              289,212  109,321    398,533  112,273  122,641  234,914
                                                              ---------- -------- ---------- -------- -------- --------
Total DTA admitted as the result of application of SSAP
  101                                                         $1,072,387 $109,321 $1,181,708 $804,165 $122,641 $926,806
                                                              ========== ======== ========== ======== ======== ========

                                                                             2012        2011
                                                                          ----------  ----------
Ratio percentage used to determine recovery period and threshold
  limitation amount                                                              385%        432%
Amount of adjusted capital and surplus used to determine recovery period
  and threshold limitation in (2) above                                   $5,221,167  $5,693,511

During 2012, 2011, and 2010, the Company's current income tax expense (benefit) was comprised of the following:

   For the years ended December 31,             2012       2011       2010
   --------------------------------           --------  ---------  ---------
   Federal income tax                         $(28,785) $ (95,734) $(142,812)
   Foreign income tax                           16,212     (8,461)    (5,462)
   Other - including return to provision       (18,590)        --      6,354
                                              --------  ---------  ---------
   Subtotal                                    (31,163)  (104,195)  (141,920)
   Federal income tax on net capital gains      48,295     90,032    169,323
                                              --------  ---------  ---------
   Federal and foreign income taxes incurred  $ 17,132  $ (14,163) $  27,403
                                              ========  =========  =========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
        Ordinary                                  ---------- ----------
           Discounting of unpaid losses           $  317,097 $  416,180
           Non-admitted assets                       102,542    126,696
           Unearned premium reserve                  186,343    200,003
           Goodwill & deferred revenue                27,548     29,941
           Bad debt expense                           58,405     74,123
           Net operating loss carry-forward          622,777    461,242
           Foreign tax credit carry-forwards         157,063     69,946
           Deferred tax on foreign operations             --     43,675
           Investments                               181,118    118,681
           Deferred loss on branch conversions            53      9,555
           Intangibles                                19,098     22,280
           Other temporary difference                 24,513     60,293
                                                  ---------- ----------
               Subtotal                            1,696,557  1,632,615

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                  624,170    828,450
                                                  ---------- ----------
        Admitted ordinary deferred tax assets     $1,072,387 $  804,165
                                                  ---------- ----------
        Capital
           Investments writedown                  $  105,465 $  110,936
           Unrealized capital losses                   2,948     11,335
           Deferred loss on branch conversions           538         --
           Other temporary difference                    370        370
                                                  ---------- ----------
               Subtotal                              109,321    122,641

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                       --         --
                                                  ---------- ----------
        Admitted capital deferred tax assets         109,321    122,641
                                                  ---------- ----------
        Admitted deferred tax assets              $1,181,708 $  926,806
                                                  ========== ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                                         2012     2011
       Ordinary                                        -------- --------
              Investments                              $130,700 $ 46,868
              Deferred tax on foreign operations         55,771       --
              Other temporary difference                  2,346   11,793
                                                       -------- --------
                 Subtotal                               188,817   58,661
          Capital
              Investments                                38,964   19,064
              Unrealized capital gains                  170,752  157,189
                                                       -------- --------
                 Subtotal                               209,716  176,253
                                                       -------- --------
          Deferred tax liabilities                     $398,533 $234,914
                                                       -------- --------
       Net deferred tax assets/liabilities             $783,175 $691,892
                                                       ======== ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                                2012        2011       CHANGE
                                                             ----------  ----------  ---------
Adjusted gross deferred tax assets                           $1,805,878  $1,755,256  $  50,622
Total deferred tax liabilities                                 (398,533)   (234,914)  (163,619)
                                                             ----------  ----------  ---------
Net deferred tax assets (liabilities)                         1,407,345   1,520,342   (112,997)
Deferred tax assets/(liabilities) - SSAP 3                                             (11,454)
Deferred tax assets/(liabilities) - unrealized                                         (21,950)
Deferred tax - noncash settlement through paid-in capital                              (57,154)
                                                                                     ---------
Total change in deferred tax                                                           (22,439)
                                                                                     =========
Change in deferred tax - current year                                                  (24,764)
Change in deferred tax - current year - other surplus items                              2,325
                                                                                     ---------
Change in deferred tax - current year - total                                        $ (22,439)
                                                                                     =========

                                                               CURRENT    DEFERRED     TOTAL
                                                             ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                                    $  (25,905) $  (11,454) $ (37,359)
   SSAP 3 - statutory valuation allowance                            --          --         --
                                                             ----------  ----------  ---------
   Subtotal SSAP 3                                              (25,905)    (11,454)   (37,359)
   SSAP 3 - APIC                                                 57,154     (57,154)        --
   SSAP 3 - unrealized gain/loss                                     --          --         --
                                                             ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities                  31,249     (68,608)   (37,359)
   SSAP 3 - non-admitted impact                                  (6,821)     37,106     30,285
                                                             ----------  ----------  ---------
   Total SSAP 3 impact                                       $   24,428  $  (31,502) $  (7,074)
                                                             ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,805,878. Management believes that it is more likely than not that these assets will be realized, and therefore the Company has not recorded a valuation allowance against its deferred tax asset. This expectation is based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

    . the nature, frequency, and severity of current and cumulative financial reporting losses;

    . transactions completed and transactions expected to be completed in the near future;

    . the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

    . the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

    . tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2012.

In concluding that the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted gross deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,805,878 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $783,175 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                              2012                  2011                  2010
                                                      --------------------  --------------------  --------------------
Description                                             AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT
-----------                                           ---------  ---------- ---------  ---------- ---------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                         $ 302,637   $105,923  $ 480,413  $ 168,145  $(749,113) $(262,190)
Book to Tax Adjustments:
   Tax Exempt Income                                   (212,356)   (74,325)  (304,201)  (106,470)  (420,450)  (147,157)
   Intercompany Dividends                                    --         --     (6,294)    (2,203)        --         --
   Dividend Received Deduction                             (622)      (218)      (451)      (158)    (8,767)    (3,069)
   Subpart F Income, Gross-Up & Foreign Tax Credits      63,904     (2,445)    14,771     (3,291)   (36,387)   (13,104)
   Meals And Entertainment                                   --         --         --         --        567        199
   Stock Options And Other Compensation                   9,756      3,415     27,409      9,593      4,644      1,625
   Non-Deductible Penalties                                  90         31      1,442        505         --         --
   Change in Non-admitted Assets                         42,101     14,735     84,424     29,549    162,087     56,731
   Change in Tax Position                                    --       (549)        --     (5,702)        --     11,310
   Statutory Valuation Allowance                             --         --   (753,998)  (753,998)   765,335    765,335
   Return to Provision                                       --     (4,319)        --     (5,690)        --     19,394
   Branch Incorporation & Conversion                     (1,005)      (352)      (536)      (188)        --         --
   Non-Deductible Expenses                                   --         --     34,253     11,989         --         --
   Other                                                     --         --       (252)       (89)        --     (5,297)
                                                      ---------   --------  ---------  ---------  ---------  ---------
       Total Book to Tax Adjustments                    (98,132)   (64,027)  (903,433)  (826,153)   467,029    685,967
                                                      ---------   --------  ---------  ---------  ---------  ---------
Total Federal Taxable Income and Tax                  $ 204,505   $ 41,896  $(423,020) $(658,008) $(282,084) $ 423,777
                                                      =========   ========  =========  =========  =========  =========
Federal and Foreign Income Taxes Incurred                          (31,163)             (104,195)             (141,920)
Federal Income Tax on Net Capital Gains                             48,295                90,032               169,323
Change in Net Deferred Income Taxes                                 22,439              (659,647)              396,374
Less: Change in Deferred Tax - Other Surplus Items                   2,325                15,802                    --
                                                                  --------             ---------             ---------
Total Tax                                                         $ 41,896             $(658,008)            $ 423,777
                                                                  --------             ---------             ---------

As of December 31, 2012, the Company had $157,063 of foreign tax credits carry forwards expiring through the year 2022, and $1,779,363 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2012 and no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

In accordance with Circular Letter 1979-33 issued by the New York State Insurance Department (now known as the NY DFS), AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $15,284, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

          AS OF DECEMBER 31,                      2012        2011
          ------------------                  -----------  ----------
          Fair value of plan assets           $ 3,720,427  $3,432,515
          Less: projected benefit obligation    4,909,897   4,219,931
                                              -----------  ----------
          Funded status                       $(1,189,470) $ (787,416)
                                              ===========  ==========

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                             2012              2011              2010
------------------                       ----------------  ----------------  ----------------
Discount rate                                  3.94%             4.62%             5.50%
Rate of compensation increase (average)        4.00%             4.00%             4.00%
Measurement date                         December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                         N/A               N/A               N/A

   In 2012, 2011, and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $9,915, $7,922, and $11,968 for 2012, 2011, and 2010 respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $652, $589 and $112 for the years ended December 31, 2012, 2011, and 2010 respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,246, $4,957 and $7,156 in 2012, 2011 and 2010, respectively.

   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but only provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $27,950, $9,020 and $24,269 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   With the approval of the NY DFS, the Company executed a quasi reorganization effective March 31, 2012, which was a restatement of Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi-reorganizations is as follows:

      Change in Gross Paid-in
          and Contributed        Change in
              Surplus         Unassigned Funds
      ----------------------- ----------------
2012        $(1,000,000)         $1,000,000
            -----------          ----------

   The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                2012        2011
                             ---------  -----------
Unrealized gains and losses  $ 284,870  $   198,889
Non-admitted asset values     (939,992)  (1,224,794)
Provision for reinsurance      (49,111)     (78,525)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                          2012         2011        2010
------------------------------                      -----------  -----------  ---------
Unrealized gains, current year                      $   283,851  $   198,889  $ 220,760
Unrealized gains, previous year                         198,889      220,760    441,772
                                                    -----------  -----------  ---------
Change in unrealized gains                               84,962      (21,871)  (221,012)
Change in tax on unrealized gains                       (21,950)       3,008    110,099
Adjustments to beginning surplus (SSAP 3) (Note 2)           --        2,913    (40,963)
Derivatives - change in foreign exchange                   (652)       5,940     (4,250)
Amortization of goodwill                                 (7,719)      (7,967)    (5,204)
Japan UTA                                               (96,438)      62,374         --
Mortgage loans                                            1,019           --         --
                                                    -----------  -----------  ---------
Change in unrealized, net of taxes                  $   (40,778) $    44,397  $(161,330)
                                                    ===========  ===========  =========

Change in non-admitted asset values                     2012         2011
-----------------------------------                 -----------  -----------
Non-admitted asset values, current year             $  (939,992) $(1,224,794)
Non-admitted asset values, previous year             (1,224,794)    (458,968)
                                                    -----------  -----------
Change in non-admitted assets                           284,802     (765,826)
Adjustments to beginning surplus (SSAP 3)               (76,075)      29,308
Change in accounting principles SSAP 10R                     --     (189,739)
                                                    -----------  -----------
Change in non-admitted assets                       $   208,727  $  (926,257)
                                                    ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012, 2011 and 2010, management utilized collateral including letters of credit provided by its Ultimate Parent of $274,558, $381,134 and $314,752, respectively. For 2010, management also utilized assets in trust of $26,752. The use of these assets was approved by the NY DFS.

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2012, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
   2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2012, the maximum dividend payment, which may be made without prior approval during 2013, is $600,314.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   As of December 31, 2012 and 2011, the Company reported ordinary dividends to AIG Property Casualty U.S., Inc. of $522,716 and $137,458, respectively.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of the AIG PC insurance and non-insurance companies (collectively, the AIG PC parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the AIG PC parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the AIG PC parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and
   (iii) agreed to pay a contingent fine in the event that the AIG PC parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG has an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third parties or affiliated AIG entities to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties (mostly affiliates) involved

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,580,996 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                   Licensed in
  Name of life insurer                          Location  Balances  New York
  --------------------                          --------- -------- -----------
  American General Life Insurance Company        Texas    $405,333      No
  BMO Life Assurance Company                     Canada    235,409      No
  The United States Life Insurance Company in
    the City of New York                        New York   878,872     Yes

   As part of its private equity portfolio investment, as of December 31, 2012 the Company may be called upon for an additional capital investment of up to $272,384. The Company expects only a small portion of this portfolio will be called during 2013.

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force. The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012  @12/31/2012
------------------                                 -------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage Insurance Company
  (f/k/a AIG
Advantage Insurance Company )                   *  12/15/97   8/31/09  $      3,400   $     27,802     $  --     $    27,077
AIG Edison Life Insurance Company (f/k/a
  GE Edison Life Insurance Company)            **   8/29/03   3/31/11    22,892,930    101,513,918        --       5,058,696
Farmers Insurance Hawaii (f/k/a AIG Hawaii
  Insurance Company, Inc.)                      *   11/5/97   8/31/09        11,415         85,547        --          80,148
Chartis Seguros Mexico SA (f/k/a AIG
  Mexico Seguros Interamericana, S.A. de
  C.V.)                                            12/15/97                 206,231         94,087        --          84,123
American General Life and Accident
  Insurance Company                            +     3/3/03   9/30/10     8,269,324    146,599,363        --      11,514,485
American General Life Insurance Company              3/3/03  12/29/06    31,189,630    146,599,363        --      11,514,485
American International Assurance Company
  (Australia) Limited                               11/1/02  10/31/10       443,000      1,799,000        --         574,000
21st Century North America Insurance
  Company (f/k/a American International
  Insurance Company )                          *    11/5/97   8/31/09        37,068        543,538        --         517,343
21st Century Superior Insurance Company (f/
  k/a American International Insurance
  Company of California, Inc.)                 *   12/15/97   8/31/09           437         29,300        --          28,367
21st Century Pinnacle Insurance Company (f/
  k/a American International Insurance
  Company of New Jersey)                       *   12/15/97   8/31/09         8,834         41,478        --          39,781
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)       9/15/98  12/31/12     6,166,101      6,496,414        --       3,391,368
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK))                       ++    3/2/98  11/30/07       298,948      6,541,439        --       2,156,437
Lloyd's Syndicate 1414 (Ascot Corporate
  Name)                                             1/20/05  10/31/07        75,263        664,518        --         124,860
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life Insurance
  Company)                                     +     1/4/99  12/29/06    13,714,796    146,599,363        --      11,514,485
SunAmerica Life Insurance Company              +     1/4/99  12/29/06     8,610,638    146,599,363        --      11,514,485
The United States Life Insurance Company in
  the City of New York                               3/3/03   4/30/10     5,021,200     24,001,788        --       1,878,325
The Variable Annuity Life Insurance
  Company                                            3/3/03  12/29/06    45,889,138     70,109,962        --       4,235,520
                                                   --------  --------  ------------   ------------     -----     -----------
   Total guarantees                                                    $142,838,353   $798,346,243     $  --     $64,253,985
                                                                       ============   ============     =====     ===========

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.
** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential
   Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Edison merged into Gibraltar Life Insurance Co., Ltd.
   (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of September 30, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by GLIC as of September 30, 2012.
+ The guaranteed company merged into American General Life Insurance Company effective December 31, 2012. The policyholder obligations disclosed represent those of the guaranteed entity. Invested assets and policyholders' surplus disclosed represent the amount reported by American General Life Insurance Company as of December 31, 2012.
++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis Europe
   Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

          OTHER ADMITTED ASSETS                     2012       2011
          ---------------------                  ---------  ---------
          Allowance provision                    $(164,611) $(103,686)
          Deposit accounting assets                  3,842          3
          Gurananty funds receivable on deposit      8,538     10,011
          Intangible asset - Canada                (54,566)   (63,660)
          Loss funds on deposit                     50,904     51,722
          Paid loss clearing                       330,135    351,287
          Other assets                             106,645     75,247
                                                 ---------  ---------
             TOTAL OTHER ADMITTED ASSETS         $ 280,887  $ 320,924
                                                 =========  =========

B. GUARANTY FUNDS

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $179,271 and $138,076, respectively, with related assets for premium tax credits of $8,538 and $10,011, respectively. Of the amount accrued, the Company expects to pay approximately $105,807 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $64,918 in future periods. In addition, the Company anticipates it will realize $5,565 of premium tax offset credits and the associated liability in years two through five. The remaining $2,981 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges prior year-end                                $10,011
   Decreases current year:
      Guaranty fund refunds                                              330
      Premium tax offset applied                                       1,602
      Premium tax offset charge off                                      651
   Increases current year:
      Premium tax offset paid                                          1,110
                                                                     -------
   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges current year-end                              $ 8,538
                                                                     =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $164,611 and $103,686, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $57,047, $16,296 and $30,549, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


C. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                                    2012      2011
-----------------                                                                  --------  --------
Accounts payable                                                                   $ 48,757  $ 42,160
Accrued retrospective premiums                                                       49,630    64,482
Advance premiums                                                                      7,619     9,915
Amounts withheld or retained by company for account of others                         3,175     4,467
Deferred commission earnings                                                          7,849     4,161
Liability for pension and severance pay                                              18,308    20,276
Policyholder funds on deposit                                                        12,558     9,831
Remittances and items not allocated                                                  34,172    24,870
Retroactive reinsurance payable                                                          82       352
Retroactive reinsurance reserves - ceded                                             (5,592)     (899)
Servicing carrier liability                                                           5,699     6,929
Escrow funds (NICO)                                                                  22,748    25,693
Other legal contingencies                                                                --    52,613
Other liabilities, includes accrued expense account balances and certain accruals   192,224   124,200
                                                                                   --------  --------
   TOTAL OTHER LIABILITIES                                                         $397,229  $389,050
                                                                                   ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. OTHER INCOME (EXPENSE)

   As of December 31, 2012 and 2011, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

 OTHER INCOME (EXPENSE)                             2012      2011      2010
 ----------------------                           --------  --------  -------
 Other income                                     $ 43,336  $ 18,192  $45,490
 Fee income on deposit programs                      6,641     6,198    8,018
 Equities and deposits in pools and associations        39        --     (698)
 Interest expense on reinsurance program           (39,541)  (51,139)      --
 Foreign exchange gain (loss)                          225    (3,026)     (64)
                                                  --------  --------  -------
    TOTAL OTHER INCOME (EXPENSE)                  $ 10,700  $(29,775) $52,746
                                                  ========  ========  =======

E. NON-CASH ITEMS

   For the years ended December 31, 2012 and 2011, the amounts reported in the accompanying Statements of Cash Flow are net of the following non-cash items:

   NON-CASH TRANSACTIONS                      2012        2011        2010
   ---------------------                    --------  -----------  ----------
   DIVIDENDS TO PARENT:
      Securities                            $ 48,411  $    27,458  $       --
      Other                                   18,716           --          --
   Capital contribution to parent             54,250       61,758   1,947,275
   LOSS PORTFOLIO TRANSFER:
      Premiums collected                       8,083           --          --
      Benefit and loss related payments       58,384    1,092,875          --
      Funds held                             (66,467)  (1,092,875)         --
                                            --------  -----------  ----------
          TOTAL NON-CASH TRANSACTIONS       $121,377  $    89,216  $1,947,275
                                            ========  ===========  ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On February 20, 2013, the 2012 AIG Capital Maintenance Agreement (CMA) was amended to exclude net admitted DTAs from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the CMA was amended to exclude net admitted DTAs from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

The Company paid dividends to AIG PC of $77,000 and $23,000 on March 19, 2013 and April 1, 2013, respectively. Both dividends were approved by its Board of Directors on March 8, 2013.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by National Union acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

NOTE 14 - SUBSEQUENT EVENTS (UNAUDITED)

The Company paid a cash dividend to AIG PC of $180,000 on May 13, 2013. The dividend was approved by its Board of Directors on May 3, 2013.

On June 1, 2013, the members and nominees of American International Overseas Association (AIOA), formerly known as Chartis Overseas Association, executed the new reinsurance structure that resulted in certain Japan business to now be assumed by National Union, as described in Note 13.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

     - Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company for the year ended April 30, 2013 are included in Part B of this Registration Statement.


     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2012 and 2011 are incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185804), filed on April 30, 2013.


     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2012 and 2011 are included in Part B of this Registration Statement.

(b) Exhibits


(1)   Resolutions Establishing Separate Account.................................    2
(2)   Custody Agreements........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract........................................    2
      (b)  Selling Agreement....................................................    19
(4)   (a)  Variable Annuity Contract............................................    5
      (b)  Endorsement..........................................................    3
      (c)  Endorsement..........................................................    5
      (d)  Guaranteed Minimum Account Value Endorsement.........................    6
      (e)  Guaranteed Minimum Withdrawal Benefit Endorsement....................    7
      (f)  Death Benefit Endorsement............................................    8
      (g)  Purchase Payment Accumulation Optional Death Benefit Endorsement.....    8
      (h)  Maximum Anniversary Value Optional Death Benefit Endorsement.........    8
      (i)  Nursing Home Waiver Endorsement......................................    8
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    11
      (k)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    13
      (l)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two
           Lives Endorsement....................................................    13
      (m)  Form of Extended Legacy Program Guide................................    17
(5)   (a)  Application for Contract.............................................    2
      (b)  Application for Contract.............................................    5
      (c)  Participant Enrollment Form..........................................    3
      (d)  Merger Endorsement...................................................    19
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of American General
           Life Insurance Company, effective December 31, 1991..................    1
      (b)  Amendment to the Amended and Restated Articles of Incorporation of
           American General Life Insurance Company, effective July 13, 1995.....    4
      (c)  By-Laws of American General Life Insurance Company, restated as of
           June 8, 2005.........................................................    9
(7)   Reinsurance Contract......................................................    Not Applicable
(8)   Material Contracts
      (a)  American Funds Insurance Series and SunAmerica Series Trust Master-
           Feeder Fund Participation Agreement..................................    15
      (b)  Fidelity Variable Insurance Products Trust Fund Participation
           Agreement............................................................    16
      (c)  T. Rowe Price Equity Series, Inc. Fund Participation Agreement.......    16
      (d)  Seasons Series Trust Fund Participation Agreement....................    19
      (e)  SunAmerica Series Trust Fund Participation Agreement.................    19
      (f)  Form of Consents to Assignment of Fund Participation and other
           Agreements...........................................................    20
(9)   (a)  Opinion of Counsel and Consent of Depositor..........................    21
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company......................................    12
(10)  Consents..................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable

(13)  Other
      (a)  Power of Attorney
           (i)  American General Life Insurance Company Directors...............    22
           (ii) American Home Assurance Company Directors.......................    Filed Herewith
      (b)  General Guarantee Agreement by American Home Assurance Company.......    10
      (c)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006.........................................    14
      (d)  Notice of Termination of Support Agreement...........................    17
      (e)  Unconditional Capital Maintenance Agreement between American
           International Group, Inc. and American General Life Insurance
           Company..............................................................    18
      (f)  Specimen Form of Agreement and Plan of Merger........................    20



--------

1 Incorporated by reference to Initial Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997, Accession No. 0000912057-97-008516.

3 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

4 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

5 Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501.

6 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004, Accession No. 0000950148-04-000752.

7 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
   No. 0000950148-04-000953.

8 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-005000.

9 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

10 Incorporated by reference to Post-Effective Amendments No. 30 and Amendment
   No. 31, File Nos. 333-08859 and 811-07727, filed on August 29, 2005,
   Accession No. 0000950129-05-008797.

11 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
   No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
   Accession No. 0000950129-05-009343.

12 Incorporated by reference to Post Effective Amendment No. 18 and Amendment
   No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.

13 Incorporated by reference to Post Effective Amendment No. 32 and Amendment
   No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

14 Incorporated by reference to Post Effective Amendment No. 16 and Amendment
   No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006,
   Accession No. 0000950124-06-007496.

15 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007, Accession No. 0000950148-07-000101.

16 Incorporated by reference to Post-Effective Amendment No. 37 and Amendment
   No. 38, File Nos. 333-08859 and 811-07727, filed on August 27, 2008,
   Accession No. 0000950137-08-011159.

17 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
   Accession No. 0000950123-11-040070.

18 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   149, File Nos. 333-151576 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on May 2, 2011, Accession No. 0001193125-11-120309.


19 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 000950123-12-010016.



20 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-
   014430.



21 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185804 and 811-07727, filed on January 2, 2013, Accession No. 0000950123-12-
   014471.



22 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-185762 and 811-03859 filed on April 29, 2013, Accession No. 0000950123-13-002952.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------
Jay S. Wintrob(2)                Director, Chairman, President and Chief Executive
                                 Officer
Bruce R. Abrams                  Director and President -- Fixed Annuities
Thomas J. Diemer                 Director, Senior Vice President and Chief Risk
                                 Officer
Jeffrey M. Farber(5)             Director
Mary Jane B. Fortin              Director, Executive Vice President and Chief
                                 Financial Officer
Deborah A. Gero(2)               Director, Senior Vice President and Chief
                                 Investment Officer
Jana W. Greer(3)                 Director and President -- Retirement Income
                                 Solutions
Stephen A. Maginn(3)             Director, Senior Vice President and Chief
                                 Distribution Officer
James A. Mallon                  Director and President -- Life and Accident &
                                 Health
Jonathan J. Novak                Director and President -- Institutional Markets
Curtis W. Olson(1)               Director and President -- Group Benefits
Robert M. Beuerlein              Senior Vice President and Chief and Appointed
                                 Actuary
Randall W. Epright               Senior Vice President and Chief Information
                                 Officer
Christine A. Nixon(2)            Senior Vice President and Chief Legal Officer
Tim W. Still                     Senior Vice President and Chief Operations Officer
Steven D. Anderson               Vice President and Controller
Jim A. Coppedge                  Vice President and Assistant Secretary
Julie Cotton Hearne              Vice President and Secretary
David H. den Boer                Vice President and Chief Compliance Officer
John B. Deremo                   Vice President, Distribution
William T. Devanney, Jr.         Vice President and Tax Officer
Gavin D. Friedman(2)             Vice President and Litigation Officer
Leo W. Grace                     Vice President, Product Filings
Tracy E. Harris                  Vice President, Product Filings
Mallary L. Reznik(2)             Vice President and Assistant Secretary
T. Clay Spires                   Vice President and Tax Officer
Michael E. Treske                Vice President, Distribution
William C. Wolfe                 Vice President and Treasurer
Manda Ghaferi(2)                 Vice President
David S. Jorgensen               Vice President
Melissa H. Cozart                Privacy Officer
Craig M. Long                    Anti-Money Laundering and Office of Foreign Asset
                                 Control Officer
David J. Kumatz(4)               Assistant Secretary
Virginia N. Puzon(2)             Assistant Secretary
Larry E. Blews                   38a-1 Compliance Officer


--------

   (1) 3600 Route 66, Neptune, NJ 07753

   (2) 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067

   (3) 21650 Oxnard Street, Woodland Hills, CA 91367

   (4) 200 American General Way, Brentwood, TN 37027

   (5) 1 New York Plaza, New York, NY 10004

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc.

can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-13-001390, filed on February 21, 2013. Exhibit 21 is incorporated herein by reference.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of July 1, 2013, the number of Seasons Select II contracts funded by Variable Annuity Account Five was 15,117 of which 8,999 were qualified contracts and 6,118 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:


    AMERICAN GENERAL LIFE INSURANCE COMPANY


    Variable Separate Account


    Variable Annuity Account One


    Variable Annuity Account Two


    Variable Annuity Account Four


    Variable Annuity Account Five


    Variable Annuity Account Seven


    Variable Annuity Account Nine


    Separate Account A


    Separate Account D


    Separate Account I


    Separate Account II


    Separate Account VA-1


    Separate Account VA-2


    Separate Account VL-R


    Separate Account VUL


    Separate Account VUL-2


    AG Separate Account A



    THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


    FS Variable Separate Account


    FS Variable Annuity Account One


    FS Variable Annuity Account Two


    FS Variable Annuity Account Five


    Separate Account USL VA-R


    Separate Account USL VL-R


    Separate Account USL A


    Separate Account USL B

    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


    Separate Account A


    Anchor Series Trust
    Seasons Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.
    SunAmerica Specialty Series

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Senior Vice President
Frank Curran                Vice President, Controller, Financial Operation
                            Principal, Chief Financial Officer and Treasurer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Rebecca Snider              Chief Compliance Officer
Michael E. Treske           Chief Distribution Officer, Mutual Funds and
                            Variable Annuities
Kurt Bernlohr(3)            Distribution Officer, Group Retirement
John Gatesman(4)            Distribution Officer, Variable Universal Life
Virginia N. Puzon(2)        Assistant Secretary



     --------

      * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.

     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.


     (3) Principal business address is 2919 Allen Parkway, Houston, TX 77019.



     (4) Principal business address is 2929 Allen Parkway, Houston, TX 77019.


(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern time, on December 31, 2012, SunAmerica Annuity and Life Assurance Company, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for contracts and certificates issued prior to a merger. Therefore, the American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.


REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(f)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940


American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 26th day of August, 2013.


                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)

                                        BY: AMERICAN GENERAL LIFE INSURANCE
                                            COMPANY
                                            (On behalf of the Registrant and
                                            itself)

                                        BY: /s/ MARY JANE B. FORTIN
                                            ------------------------------------
                                            MARY JANE B. FORTIN
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
*JAY S. WINTROB                    Chairman of the Board, President       August 26, 2013
-----------------------------        and Chief Executive Officer
JAY S. WINTROB


*BRUCE R. ABRAMS                   Director and President -- Fixed        August 26, 2013
-----------------------------                 Annuities
BRUCE R. ABRAMS


*THOMAS J. DIEMER                Director, Senior Vice President and      August 26, 2013
-----------------------------             Chief Risk Officer
THOMAS J. DIEMER


*JEFFREY M. FARBER                             Director                   August 26, 2013
-----------------------------
JEFFREY M. FARBER


MARY JANE B. FORTIN               Director, Executive Vice President      August 26, 2013
-----------------------------        and Chief Financial Officer
*MARY JANE B. FORTIN


                                 Director, Senior Vice President and
-----------------------------          Chief Investment Officer
DEBORAH A. GERO


*JANA W. GREER                               Director and                 August 26, 2013
-----------------------------          President -- Retirement
JANA W. GREER                              Income Solutions


*STEPHEN A. MAGINN               Director, Senior Vice President and      August 26, 2013
-----------------------------         Chief Distribution Officer
STEPHEN A. MAGINN


*JAMES A. MALLON                  Director and President -- Life and      August 26, 2013
-----------------------------             Accident & Health
JAMES A. MALLON


*JONATHAN J. NOVAK                           Director and                 August 26, 2013
-----------------------------     President -- Institutional Markets
JONATHAN J. NOVAK


*CURTIS W. OLSON                   Director and President -- Group        August 26, 2013
-----------------------------                  Benefits
CURTIS W. OLSON


*STEVEN D. ANDERSON                 Vice President and Controller         August 26, 2013
-----------------------------
STEVEN D. ANDERSON


/s/ MANDA GHAFERI                          Attorney-In-Fact               August 26, 2013
-----------------------------
*MANDA GHAFERI

                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of August, 2013.


                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: /s/ PAUL W. KARR
                                            ------------------------------------
                                            PAUL W. KARR
                                            STATUTORY CONTROLLER AND VICE
                                            PRESIDENT


This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----
*ROBERT S. H. SCHIMEK                   Director, President and            August 27, 2013
------------------------------          Chief Executive Officer
ROBERT S. H. SCHIMEK


*RICHARD HOSKINS                              Director and                 August 27, 2013
------------------------------          Chief Financial Officer
RICHARD HOSKINS


*ALEXANDER R. BAUGH                             Director                   August 27, 2013
------------------------------
ALEXANDER R. BAUGH


*JAMES BRACKEN                                  Director                   August 27, 2013
------------------------------
JAMES BRACKEN


*TIMOTHY D. CARTER                              Director                   August 27, 2013
------------------------------
TIMOTHY D. CARTER


*JOHN Q. DOYLE                                  Director                   August 27, 2013
------------------------------
JOHN Q. DOYLE


*JEFFREY M. FARBER                              Director                   August 27, 2013
------------------------------
JEFFREY M. FARBER


*PETER D. HANCOCK                               Director                   August 27, 2013
------------------------------
PETER D. HANCOCK


*MONIKA M. MACHON                               Director                   August 27, 2013
------------------------------
MONIKA M. MACHON


*RALPH W. MUCERINO                              Director                   August 27, 2013
------------------------------
RALPH W. MUCERINO


*SID SANKARAN                                   Director                   August 27, 2013
------------------------------
SID SANKARAN


*CHRISTOPHER L. SPARRO                          Director                   August 27, 2013
------------------------------
CHRISTOPHER L. SPARRO


*MARK T. WILLIS                                 Director                   August 27, 2013
------------------------------
MARK T. WILLIS


*BY:  /s/ PAUL W. KARR
      ------------------------
      PAUL W. KARR
      ATTORNEY-IN-FACT
      (Exhibit (13)(a)(ii) to the Registration Statement)

                                  EXHIBIT INDEX

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
(10)            Consents
(13)(a)(ii)     Power of Attorney -- American Home Assurance Company Directors